                           SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]Preliminary Proxy Statement
[_]Confidential, for the Use of the Commission Only (as permitted by Rule 14a-
   6(e)(2))
[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       VITALINK PHARMACY SERVICES, INC.
-------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

-------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[_]No fee required

[X]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

    Common stock, par value $.01 per share (the "Vitalink Common Stock")

  (2)  Aggregate number of securities to which transaction applies:

    27,108,516 shares of Vitalink Common Stock

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    The underlying value of the transaction is $609,941,610. The filing fee of $121,988 is equal to 1/50 of 1% of the product of 27,108,516 (the number of shares of Vitalink Common Stock outstanding on April 15, 1998 plus shares issuable upon the exercise of Vitalink stock options outstanding as of such date) and $22.50.

  (4)  Proposed maximum aggregate value of transaction:

    $609,941,610

  (5)  Total fee paid:

    $121,988*

[X]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

--------
* Of the $121,988 filing fee, $60,994 has been paid by Genesis Health Ventures, Inc.

                       VITALINK PHARMACY SERVICES, INC.
                             1250 EAST DIEHL ROAD
                                   SUITE 208
                          NAPERVILLE, ILLINOIS 60563
                                (630) 245-4800
                                                                  July 28, 1998

Dear Stockholder:

  You are cordially invited to attend a Special Meeting of Stockholders of Vitalink Pharmacy Services, Inc. ("Vitalink"). The Special Meeting will be held at Cahill Gordon & Reindel, located at 80 Pine Street, New York, New York, on Wednesday, August 26, 1998 at 9:00 a.m., local time. As you may be aware, on April 26, 1998, Vitalink, Genesis Health Ventures, Inc. ("Genesis") and V Acquisition Corporation, a wholly owned subsidiary of Genesis ("Acquisition Corporation"), entered into an Agreement and Plan of Merger, as amended (the "Merger Agreement") which provides for the merger (the "Merger") of Vitalink into Acquisition Corporation, with Acquisition Corporation surviving the Merger. At the Special Meeting, you will be asked to consider and vote upon a proposal to approve the Merger Agreement and the transactions contemplated thereby.

  At the time of the Merger, each outstanding share of common stock of Vitalink, par value $.01 per share (the "Vitalink Common Stock"), will be converted into the right to receive: (i) $22.50 in cash, (ii) .045 of a share of Series G Cumulative Convertible Preferred Stock of Genesis, par value $.01 per share (the "Genesis Preferred Stock"), or (iii) a combination of cash and a fraction of a share of Genesis Preferred Stock. The actual consideration ultimately received by a stockholder for shares of Vitalink Common Stock will depend upon certain election, allocation and proration procedures and the election of other stockholders as described in the accompanying materials. The Merger Agreement provides that of the aggregate consideration payable to holders of Vitalink Common Stock in the Merger, 50% will be in the form of cash and 50% will be in the form of Genesis Preferred Stock.

  You should elect the form of closing consideration on an Election and Transmittal Form that the Exchange Agent will send you in a separate mailing concurrently with the mailing of the Joint Proxy Statement/Prospectus. If you wish to receive Genesis Preferred Stock, you must complete and return the Election and Transmittal Form together with your share certificates so that they are received by the exchange agent no later than 5:00 p.m., New York time, on August 25, 1998. The failure to return an Election and Transmittal Form by August 25, 1998 will result in your being deemed to have made a non-election for purposes of calculating the composition of the per share consideration and you will receive cash for your shares. Due to allocation and proration procedures you may not receive the consideration elected.

  Your Board of Directors has unanimously approved the Merger Agreement. Your Board has determined that the Merger is in the best interests of Vitalink and its stockholders and unanimously recommends that you vote FOR approval of the Merger Agreement and the transactions contemplated thereby. In addition, the investment banking firm of Warburg Dillon Read LLC has advised your Board of Directors in a written opinion dated as of April 26, 1998 that, as of the date thereof, the consideration to be received by the holders of Vitalink Common Stock is fair from a financial point of view to the holders of such shares.

  Consummation of the Merger is subject to certain conditions, including the approval of the Merger Agreement and the transactions contemplated thereby by the affirmative vote of a majority of the outstanding shares of Vitalink Common Stock entitled to vote at the Special Meeting, the approval of the Merger Agreement and the transactions contemplated thereby, including the issuance of the Genesis Preferred Stock, by the affirmative vote of a majority of the shares of Genesis Common Stock present and entitled to vote at a special meeting of Genesis shareholders and the approval of the Merger by various regulatory agencies.

  The enclosed Notice of Special Meeting of Stockholders and Joint Proxy Statement/Prospectus describe the Merger and provide information regarding the Special Meeting. Please read these materials carefully.

  The affirmative vote of a majority of the outstanding shares of Vitalink Common Stock entitled to vote at the Special Meeting is required to approve the Merger Agreement and the transactions contemplated thereby. Manor Care, which owns not less than 50% of the outstanding common stock of Vitalink, will vote all its shares in favor of the Merger. The Manor Care vote will be sufficient to approve the Merger. A failure to return a properly executed proxy card or to vote in person will have the same effect as a vote against the Merger Agreement.

  Whether or not you expect to attend the Special Meeting, please sign and date the enclosed proxy card and promptly mail it in the enclosed postage paid envelope. You may revoke your proxy in writing if you so desire at any time before it is voted. If you do attend the Special Meeting, you may vote in person, whether or not you have sent in your proxy.

  On behalf of the Board of Directors, we thank you for you support and recommend that you vote FOR approval of the Merger Agreement and the transactions contemplated thereby.

  If you have any questions, please call us at (630) 245-4800. We look forward to seeing you on August 26, 1998.

                                          Sincerely,

                                          /s/ Donna L. DeNardo

                                          Donna L. DeNardo
                                          President and Chief Operating
                                           Officer

                       VITALINK PHARMACY SERVICES, INC.
                             1250 EAST DIEHL ROAD
                                   SUITE 208
                          NAPERVILLE, ILLINOIS 60563
                                (630) 245-4800

                                ---------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 26, 1998

                                ---------------

  NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Vitalink Pharmacy Services, Inc. ("Vitalink") will be held at Cahill Gordon & Reindel, located at 80 Pine Street, New York, New York, on Wednesday, August 26, 1998 at 9:00 a.m., local time, for the following purposes:


    1. To approve the Agreement and Plan of Merger, dated as of April 26, 1998, as amended (the "Merger Agreement"), by and among Vitalink, Genesis Health Ventures, Inc., a Pennsylvania corporation ("Genesis"), and V Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Genesis ("Acquisition Corporation"), pursuant to which Vitalink will merge (the "Merger") with and into Acquisition Corporation, with Acquisition Corporation surviving the Merger, and the transactions contemplated by the Merger Agreement; pursuant to the Merger, Vitalink stockholders will be able to elect to receive, for each share of common stock of Vitalink, par value $.01 per share (the "Vitalink Common Stock"), held (i) $22.50 in cash, (ii) .045 of a share of Series G Cumulative Convertible Preferred Stock of Genesis, par value $.01 per share (the "Genesis Preferred Stock"), or (iii) a combination of cash and a fraction of a share of Genesis Preferred Stock (collectively, the "Closing Consideration"), subject to such adjustment as to ensure that of the aggregate consideration payable to holders of Vitalink Common Stock, 50% will be in the form of cash and 50% will be in the form of Genesis Preferred Stock; and

    2. To transact any other business as may properly come before the Special Meeting and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Special Meeting to another time or place for the purpose of soliciting additional proxies in order to approve and adopt the Merger Agreement and the transactions contemplated thereby or otherwise.

  Pursuant to Vitalink's Bylaws, Vitalink's Board of Directors has fixed the close of business on June 30, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. Only holders of record of Vitalink Common Stock at the close of business on that date are entitled to notice of and to vote at the Special Meeting. Any holder of Vitalink Common Stock entitled to vote on the Merger Agreement and the transactions contemplated thereby who does not vote in favor thereof has the right to demand payment of the fair value of such holder's shares upon compliance with the provisions of Section 262 of the Delaware General Corporation Law, the full text of which is included as Appendix D to the Joint Proxy Statement/Prospectus attached to this Notice of Special Meeting. For a summary of the dissenters' rights of Vitalink's stockholders, see "The Merger--Rights of Dissenting Vitalink Stockholders" in the attached Joint Proxy Statement/Prospectus. Failure to comply strictly with the procedures set forth in Section 262 of the Delaware General Corporation Law will cause the stockholder to lose dissenters' rights.

  YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE MERGER WHICH IS DESCRIBED IN DETAIL IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF VITALINK COMMON STOCK ENTITLED TO VOTE AT THE SPECIAL MEETING IS REQUIRED TO APPROVE THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY. MANOR CARE,WHICH OWNS NOT LESS THAN 50% OF THE OUTSTANDING COMMON STOCK OF VITALINK, WILL VOTE ALL ITS SHARES IN FAVOR OF THE MERGER. THE MANOR CARE VOTE WILL BE SUFFICIENT TO APPROVE THE MERGER. A FAILURE TO RETURN A PROPERLY EXECUTED PROXY CARD OR TO VOTE IN PERSON WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY. PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING, YOU CAN REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE SPECIAL MEETING.

                                      By Order of the Board of Directors,

                                      /s/ Robert W. Horner, III

                                      Robert W. Horner, III
                                      Secretary
Naperville, Illinois
July 28, 1998

                         GENESIS HEALTH VENTURES, INC.
                                      AND
                       VITALINK PHARMACY SERVICES, INC.

                           JOINT PROXY STATEMENT FOR
                       SPECIAL MEETINGS OF STOCKHOLDERS

                               ---------------

                         GENESIS HEALTH VENTURES, INC.

                                  PROSPECTUS

                               ---------------

  This Joint Proxy Statement/Prospectus is being furnished to shareholders of Genesis Health Ventures, Inc., a Pennsylvania corporation ("Genesis"), and stockholders of Vitalink Pharmacy Services, Inc., a Delaware corporation ("Vitalink"), in connection with the solicitation of proxies by the Board of Directors of Genesis (the "Genesis Board") and the Board of Directors of Vitalink (the "Vitalink Board") for use at the special meeting of Genesis shareholders to be held on August 26, 1998 (the "Genesis Special Meeting") and the special meeting of Vitalink stockholders to be held on August 26, 1998 (the "Vitalink Special Meeting" and, together with the Genesis Special Meeting, the "Special Meetings") (including any adjournment or postponement thereof). The Special Meetings have been called to consider the proposed combination of Genesis and Vitalink through a merger (the "Merger") of Vitalink with and into V Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Genesis ("Acquisition Corporation"), with Acquisition Corporation surviving the Merger and continuing its existence under the laws of the State of Delaware, pursuant to an Agreement and Plan of Merger dated as of April 26, 1998 by and among Genesis, Vitalink and Acquisition Corporation, as amended (the "Merger Agreement").

  Each share of common stock of Vitalink, par value $.01 per share (the "Vitalink Common Stock"), outstanding at the time of consummation of the Merger (the "Effective Time") will be converted into the right to receive:
(i) $22.50 in cash, (ii) .045 of a share of Series G Cumulative Convertible Preferred Stock of Genesis, par value $.01 per share (the "Genesis Preferred Stock"), which shall have an initial liquidation preference of $500.00 per share, or (iii) a combination of cash and a fraction of a share of Genesis Preferred Stock. The actual consideration ultimately received by a stockholder for shares of Vitalink Common Stock will depend upon certain allocation and proration procedures and the election of other stockholders as described herein. The Merger Agreement provides that of the aggregate consideration payable to holders of Vitalink Common Stock in the Merger, 50% will be in the form of cash and 50% will be in the form of Genesis Preferred Stock.

  The consummation of the Merger is subject to (i) the approval of the Merger Agreement and the transactions contemplated thereby, including the issuance of the Genesis Preferred Stock, by the affirmative vote of a majority of the shares of the common stock of Genesis, par value $.02 per share (the "Genesis Common Stock"), present and entitled to vote at the Genesis Special Meeting,
(ii) the approval of the Merger Agreement and the transactions contemplated thereby by the affirmative vote of a majority of the outstanding shares of Vitalink Common Stock entitled to vote at the Vitalink Special Meeting, and
(iii) certain other conditions. The Merger Agreement is attached as Appendix A to this Joint Proxy Statement/Prospectus.

  This Joint Proxy Statement/Prospectus also constitutes the prospectus of Genesis with respect to the Genesis Preferred Stock to be issued to Vitalink stockholders pursuant to the Merger. A registration statement on Form S-4 (the "Registration Statement") has been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to shares of Genesis Preferred Stock to be so issued. No market for the Genesis Preferred Stock currently exists or is expected to develop. The Certificate of Designation for the Genesis Preferred Stock provides that the Genesis Preferred Stock may not be transferred without the consent of Genesis until the filing by Genesis of a registration statement with the Commission covering the sale of shares of the Genesis Preferred Stock by the holders thereof.

  This Joint Proxy Statement/Prospectus and the accompanying Notices of Special Meeting of Stockholders and forms of proxy are first being mailed or delivered to stockholders of each of Genesis and Vitalink on or about July 28, 1998.

  SEE "RISK FACTORS" ON PAGE 20 OF THIS JOINT PROXY STATEMENT/PROSPECTUS FOR A DISCUSSION OF CERTAIN FACTORS THAT GENESIS AND VITALINK STOCKHOLDERS SHOULD CONSIDER WITH RESPECT TO THE MERGER AND THE SECURITIES BEING OFFERED HEREBY.

                               ---------------

THE  SECURITIES ISSUABLE IN THE MERGER  HAVE NOT BEEN APPROVED OR  DISAPPROVED
 BY  THE   SECURITIES  AND  EXCHANGE  COMMISSION  OR  ANY   STATE  SECURITIES
  COMMISSION  NOR HAS THE  SECURITIES AND EXCHANGE  COMMISSION OR ANY  STATE
   SECURITIES  COMMISSION PASSED  UPON  THE ACCURACY  OR  ADEQUACY OF  THIS
    PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ---------------

      THE DATE OF THIS JOINT PROXY STATEMENT/PROSPECTUS IS JULY 28, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
AVAILABLE INFORMATION......................................................   1
INCORPORATION OF DOCUMENTS BY REFERENCE....................................   1
CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS..................   2
SUMMARY....................................................................   3
RISK FACTORS...............................................................  20
  Certain Financial Considerations.........................................  20
  Risk of Adverse Effect of Healthcare Reform..............................  20
  Regulation...............................................................  21
  Dependence on Reimbursement by Third Party Payors........................  22
  Geographic Payor Concentration...........................................  23
  Dependence on Manor Care.................................................  23
  Significant Manor Care Ownership; Manor Care and Genesis Relationship....  24
  Interests of Certain Persons in the Merger...............................  24
  Shares of Genesis Stock Eligible for Sale by Manor Care..................  24
  Competition..............................................................  25
  Risks Associated with Genesis Acquisition Strategy.......................  25
THE SPECIAL MEETINGS.......................................................  26
  General..................................................................  26
  Voting Securities and Record Dates.......................................  26
  Purpose of Special Meetings..............................................  26
  Proxies..................................................................  26
THE MERGER.................................................................  28
  Background of the Merger.................................................  28
  Genesis's Reasons for the Merger; Recommendation of Genesis Board........  30
  Opinion of Genesis's Financial Advisor...................................  31
  Vitalink's Reasons for the Merger; Recommendation of Vitalink Board......  35
  Opinion of Vitalink's Financial Advisor..................................  36
  Directors and Officers of Surviving Corporation Following the Merger.....  40
  Governmental and Regulatory Approvals....................................  40
  Interests of Certain Persons in the Merger...............................  41
  Accounting Treatment.....................................................  41
  Expenses.................................................................  42
  Delisting and Deregistration of Vitalink Common Stock....................  42
  Treatment of Stock Certificates..........................................  42
  Rights of Dissenting Vitalink Stockholders...............................  43
THE MERGER AGREEMENT.......................................................  46
  General..................................................................  46
  Closing Consideration....................................................  46
  Election Procedures......................................................  46
  No Fractional Genesis Preferred Stock....................................  48
  Effect on Options........................................................  48
  Representations and Warranties...........................................  49
  Covenants................................................................  50
  Conditions...............................................................  52
  Termination..............................................................  53
  Termination Fees and Expenses............................................  54
  Indemnification; Insurance...............................................  54

                                                                           PAGE
                                                                           ----
  Amendment...............................................................  55
  Waivers; Consents.......................................................  55
RELATIONSHIP BETWEEN VITALINK AND MANOR CARE..............................  56
  General.................................................................  56
  Manor Care Pharmacy, Infusion Therapy and Consulting Services
   Agreements.............................................................  56
  Administrative Services Agreement.......................................  57
  Other Agreement.........................................................  58
AGREEMENTS BETWEEN MANOR CARE AND GENESIS.................................  59
  The Voting Agreement....................................................  59
  The Rights Agreement....................................................  60
  Other Agreement.........................................................  62
CERTAIN FEDERAL INCOME TAX CONSEQUENCES...................................  64
  Reorganization Treatment................................................  64
  Tax Consequences of an Investment in Genesis Preferred Stock............  67
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF GENE-
 SIS......................................................................  68
THE GENESIS PREFERRED STOCK...............................................  70
  General.................................................................  70
  Limitations on Transferability..........................................  70
  Dividends...............................................................  70
  Voting Rights...........................................................  72
  Conversion at the Option of Genesis.....................................  72
  Conversion at the Option of the Holders.................................  73
  Notice of Certain Events................................................  75
  Reservation of Genesis Common Stock.....................................  75
  Liquidation Preference..................................................  76
  Securities Laws Restrictions on Transfer................................  76
DESCRIPTION OF GENESIS CAPITAL STOCK......................................  78
  General.................................................................  78
  Genesis Common Stock....................................................  78
  Genesis Preferred Stock.................................................  79
  Genesis Rights Plan.....................................................  80
COMPARATIVE RIGHTS OF COMMON STOCKHOLDERS.................................  83
  General.................................................................  83
  Size of the Board of Directors..........................................  83
  Cumulative Voting.......................................................  83
  Change in Number of Directors...........................................  83
  Removal of Directors....................................................  84
  Filling Vacancies on the Board of Directors.............................  84
  Amendment of the Charter................................................  85
  Amendment of the Bylaws.................................................  85
  Action by Written Consent...............................................  85
  Indemnification and Elimination of Directors' Monetary Liability for
   Breach of Duty of Care.................................................  85
  Stockholder Vote for Mergers and Other Reorganizations..................  87
  Interested Director Transactions........................................  88
  Stockholder Derivative Suits............................................  88
  Dissolution.............................................................  88

                                                                           PAGE
                                                                           ----
  Inspection of Stockholder Lists.........................................  88
  Anti-Takeover Measures..................................................  89
  Dividends and Repurchases of Shares; Par Value, Capital and Surplus.....  91
STOCKHOLDER PROPOSALS.....................................................  92
LEGAL MATTERS.............................................................  92
EXPERTS...................................................................  92
UNAUDITED PRO FORMA FINANCIAL INFORMATION.................................  93
  UNAUDITED PRO FORMA FINANCIAL INFORMATION FOR THE COMBINED COMPANY......  93
  UNAUDITED PRO FORMA FINANCIAL INFORMATION FOR THE COMBINED COMPANY AND
   OTHER ACQUISITIONS..................................................... 100

APPENDICES:

  A-1 Agreement and Plan of Merger

  A-2 Amendment No. 1 to Agreement and Plan of Merger

  B Fairness Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated

  C Fairness Opinion of Warburg Dillon Read LLC

  D Delaware General Corporation Law Section 262

                             AVAILABLE INFORMATION

  Each of Genesis and Vitalink is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Commission relating to its business, financial position, results of operations and other matters. Such reports, proxy statements and other information can be inspected and copied (at prescribed rates) at the Public Reference Section maintained by the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at its Regional Offices located at The Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511, and 7 World Trade Center, New York, New York 10048. Such reports, proxy statements and other information can be reviewed through the Commission's Electronic Data Gathering, Analysis and Retrieval System, which is publicly available through the Commission's Web site (http://www.sec.gov). Each of the Genesis Common Stock and Vitalink Common Stock is listed on the New York Stock Exchange ("NYSE") and reports, proxy statements and other information relating to each of Genesis and Vitalink can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

  Genesis has filed with the Commission the Registration Statement under the Securities Act with respect to the Genesis Preferred Stock offered hereby. This Joint Proxy Statement/Prospectus does not contain all the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. Reference is made to the Registration Statement and to the exhibits relating thereto for further information with respect to Genesis, Vitalink and the Genesis Preferred Stock offered hereby.

  No person is authorized to give any information or to make any representation not contained in this Joint Proxy Statement/Prospectus and, if given or made, such information or representation should not be relied upon as having been authorized by Genesis, Vitalink or any other person. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction. Neither the delivery of this Joint Proxy Statement/Prospectus nor any distribution of the securities made under this Joint Proxy Statement/Prospectus shall, under any circumstances, create an implication that there has been no change in the affairs of Genesis or Vitalink since the date of this Joint Proxy Statement/Prospectus.

                    INCORPORATION OF DOCUMENTS BY REFERENCE

  The following documents filed with the Commission by Genesis (File No. 001-11666) and Vitalink (File No.1-0-19820) pursuant to the Exchange Act are incorporated by reference in this Joint Proxy Statement/Prospectus:

    1. Genesis's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, as amended;

    2. Genesis's Proxy Statement dated January 22, 1998;

    3. Genesis's Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 1997 and March 31, 1998;

    4. Genesis's Current Reports on Form 8-K dated October 24, 1997 and May 6, 1998 and on Form 8-K/A dated December 23, 1997 and January 26, 1998;

    5. Vitalink's Annual Report on Form 10-K for the fiscal year ended May 31, 1997, as amended;

    6. Vitalink's Proxy Statement dated November 4, 1997;

    7. Vitalink's Quarterly Reports on Form 10-Q for the fiscal quarters ended August 31, 1997, November 30, 1997 and February 28, 1998; and

    8. Vitalink's Current Reports on Form 8-K dated May 1, 1998 and May 8,
  1998.

  All documents and reports filed by Genesis or Vitalink pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Joint Proxy Statement/Prospectus and prior to the date of the Special Meetings shall be deemed to be incorporated by reference in this Joint Proxy Statement/Prospectus and to be a part hereof from the dates of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Joint Proxy Statement/Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Joint Proxy Statement/Prospectus.

  This Joint Proxy Statement/Prospectus incorporates documents by reference which are not presented herein or delivered herewith. Such documents (other than exhibits to such documents unless such exhibits are specifically incorporated by reference) are available, without charge, to any person, including any beneficial owner, to whom this Joint Proxy Statement/Prospectus is delivered, upon written or oral request, in the case of documents relating to Genesis, to Genesis Health Ventures, Inc., 101 East State Street, Kennett Square, PA 19348 (telephone number (610) 444-6350), Attn: Secretary; or in the case of documents relating to Vitalink, to Vitalink Pharmacy Services, Inc., 1250 East Diehl Road, Suite 208, Naperville, IL 60563 (telephone number (630) 245-4800), Attn: Secretary. In order to ensure timely delivery of the incorporated documents, requests should be received prior to August 21, 1998.

           CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

  Certain statements contained in this Joint Proxy Statement/Prospectus (including in information incorporated by reference herein) regarding matters that are not historical facts are "forward looking statements" within the meaning of Section 27A of the Securities Act and Section 21 of the Exchange Act, and are subject to the safe-harbor created by such sections. These "forward-looking statements" include statements regarding Medicare and Medicaid programs, Genesis's ability to meet its liquidity needs and control costs, expected future capital expenditure requirements and certain statements in the Pro Forma Condensed Consolidated Financial Information, such as certain of the pro forma adjustments. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward looking statements. Factors that could cause actual results to differ materially include, but are not limited to, those discussed herein under "Risk Factors," including the following: the occurrence of changes in the mix of payment sources utilized by Genesis's or Vitalink's patients to pay for Genesis's or Vitalink's services; the adoption of cost containment measures by private pay sources and efforts by governmental reimbursement sources to impose cost containment measures; changes in the United States healthcare system and other changes in applicable government regulations that might affect Genesis's or Vitalink's profitability; Genesis's or Vitalink's continued ability to operate in a heavily regulated environment and to satisfy regulatory authorities; Genesis's and Vitalink's ability to staff its facilities appropriately with qualified healthcare personnel and to maintain a satisfactory relationship with labor unions; the level of competition in Genesis's or Vitalink's industry; the continued availability of insurance for the inherent risks of liability in the healthcare industry; price increases in pharmaceuticals, durable medical equipment and other items; Genesis's reputation and its ability to attract and retain patients; Genesis's ability to realize expected operating efficiencies from acquisitions, including the Merger; and changes in general economic conditions.

                                    SUMMARY

  The following is a summary of certain information contained in this Joint Proxy Statement/Prospectus. This summary does not contain a complete statement of all material information relating to Genesis or Vitalink, the Merger or the Merger Agreement and is qualified in all respects by reference to the more detailed information and financial statements contained elsewhere or incorporated by reference in this Joint Proxy Statement/ Prospectus and the Appendices hereto. Stockholders are urged to read this Joint Proxy Statement/Prospectus and the Appendices hereto in their entirety.

                                 THE COMPANIES

Genesis Health Ventures,
Inc.
101 East State Street
Kennett Square,
Pennsylvania 19348
(610) 444-6350..............  Genesis is a leading provider of healthcare and support services to the elderly. Genesis has developed the Genesis ElderCare SM delivery model of integrated healthcare networks to provide cost-effective, outcome-oriented services to the elderly. Through these integrated healthcare networks, Genesis provides basic healthcare and specialty medical services to more than 175,000 customers in five regional markets in the Eastern United States in which over 6,000,000 people over the age of 65 reside. The networks include 340 eldercare centers with approximately 42,300 beds; 18 primary care physician clinics; approximately 100 physicians, physician assistants and nurse practitioners; 22 institutional pharmacies and seven medical supply distribution centers serving over 80,000 beds; 31 community-based pharmacies; certified rehabilitation agencies providing services through approximately 450 contracts; and eight home healthcare agencies. Genesis is a Pennsylvania corporation that was organized in 1985.

Vitalink Pharmacy Services,
Inc.
1250 East Diehl Road, Suite
208
Naperville, Illinois 60563
(630) 245-4800..............  Vitalink provides institutional pharmacy services to nursing facilities and other institutions. Vitalink presently operates 57 institutional pharmacies, including five regional infusion pharmacies, which specialize in pharmaceutical dispensing of individual medications, pharmacy consulting (drug regimen review of potential medication interaction as well as regulatory compliance with medication and administration guidelines) and infusion therapy products. Vitalink also provides parenteral and enteral nutrition products to patients who qualify under Medicare Part B and bills Medicare directly for these products as well as medical supplies and other ancillary services.

                              THE SPECIAL MEETINGS

Date, Place and Time........  The Genesis Special Meeting will be held at the offices of Genesis, located at 101 East State Street, Kennett Square, Pennsylvania, on Wednesday, August 26, 1998 at 10:00 a.m., local time. The Vitalink Special Meeting will be held at Cahill Gordon & Reindel, located at 80 Pine Street, New York, New York, on Wednesday, August 26, 1998 at 9:00 a.m., local time.

Purpose of the Special        At the Genesis Special Meeting, the holders of
Meetings....................   shares of Genesis Common Stock will consider and
                               vote upon (i) the approval and adoption of the Merger Agreement and the transactions contemplated thereby, including the issuance of the Genesis Preferred Stock and (ii) such other business as may properly come before the Genesis
                               Special Meeting (collectively, the "Genesis
                               Proposal"). At the Vitalink Special Meeting, the holders of shares of Vitalink Common Stock will consider and vote upon (i) the approval and adoption of the Merger Agreement and the transactions contemplated thereby and (ii) such other business as may properly come before the Vitalink Special Meeting (collectively, the
                               "Vitalink Proposal"). See "The Merger."

Required Vote...............  Genesis is seeking approval of its shareholders in accordance with the shareholder approval policy of the NYSE. Under the NYSE rules, the affirmative vote of a majority of the shares of Genesis Common Stock present and entitled to vote at the Genesis Special Meeting is required for approval of the Merger Agreement and the transactions contemplated thereby, including the issuance of the Genesis Preferred Stock. Such approval by the Genesis shareholders of the Merger Agreement is a condition to the consummation of the Merger.

                               Under the Delaware General Corporation Law (the "DGCL"), the affirmative vote of a majority of the outstanding shares of Vitalink Common Stock entitled to vote at the Vitalink Special Meeting will be required to approve the Merger Agreement and the transactions contemplated thereby. Pursuant to the Merger Agreement, the obligation of Genesis to effect the Merger is subject to the condition that not more than 10% of holders of the Vitalink Common Stock demand payment pursuant to Section 262 of the DGCL as of the Special Meeting Record Date. Manor Care, Inc., a Delaware corporation ("Manor Care"), is the beneficial owner of approximately 50% of the issued and outstanding shares of Vitalink Common Stock and has agreed to vote its shares of Vitalink Common Stock in favor of the Vitalink Proposal. See "Agreements Between Manor Care and Genesis--The Voting Agreement."

                               Each director of Genesis and Vitalink intends to vote or direct the vote of all shares of Genesis Common Stock and Vitalink Common Stock over which he or she has voting control (a total of 1,218,868 and 353,494 shares, respectively, or approximately 3.5% and 1.3%, respectively, of the outstanding shares of Genesis Common Stock and Vitalink Common Stock, respectively, as of July 1, 1998) in favor of approval of the Genesis Proposal and the Vitalink Proposal, respectively.

Revocability of Proxies.....  Any proxy given pursuant to this solicitation may be revoked with respect to any proposal at any time prior to the vote on such proposal. See "The Special Meeting--Proxies."

Record Date.................  Only holders of record of Genesis Common Stock and Vitalink Common Stock on June 30, 1998 (the "Special Meeting Record Date") will be entitled to notice of and to vote at the Special Meetings. On the Special Meeting Record Date, there were 35,160,513 outstanding shares of Genesis Common Stock held by approximately 800 holders of record and 26,259,466 outstanding shares of Vitalink Common Stock held by approximately 756 holders of record.

Actions Taken by the          At a meeting held on April 24, 1998, the Genesis
Genesis Board...............   Board approved the Merger Agreement and
                               determined that the Merger and the transactions contemplated in connection with the Merger
                               Agreement, including the issuance of shares of Genesis Preferred Stock, are in the best interests of Genesis and its shareholders. See
                               "The Merger--Genesis's Reasons for the Merger;
                               Recommendation of the Genesis Board."

Actions Taken by the          At a meeting held on April 23, 1998, the Vitalink
Vitalink Board..............   Board unanimously approved the Merger Agreement
                               and the transactions contemplated thereby after determining that the terms of the Merger
                               Agreement are fair to and in the best interests of Vitalink and its stockholders. See "The
                               Merger--Vitalink's Reasons for the Merger;
                               Recommendation of the Vitalink Board."

                      THE MERGER AND THE MERGER AGREEMENT

The Merger..................  Subject to the approval of Genesis's shareholders and Vitalink's stockholders and the satisfaction or waiver of certain other conditions, Vitalink will be merged with and into Acquisition Corporation and Acquisition Corporation will be the surviving corporation (the "Surviving Corporation") in the Merger and continue its corporate existence under the laws of the State of Delaware.

Closing Consideration.......   If each of the Genesis Proposal and the Vitalink
                               Proposal is approved by the shareholders of Genesis and the stockholders of Vitalink, respectively, and other conditions to the Merger are satisfied, each share of Vitalink Common
                               Stock will be converted into the right to receive (x) $22.50 in cash, (y) .045 of a share of Genesis Preferred Stock or (z) a combination of cash and a fraction of a share of Genesis
                               Preferred Stock (collectively, the "Closing
                               Consideration"). Genesis will not issue any fractional shares of Genesis Preferred Stock and will pay cash to holders of Vitalink Common
                               Stock in lieu thereof. The Merger Agreement provides that of the aggregate consideration payable to holders of Vitalink Common Stock in the Merger, 50% will be in the form of cash and 50% will be in the form of Genesis Preferred
                               Stock.

Election of Closing            All elections of the form of Closing
Consideration...............   Consideration are to be made on a form of
                               election (an "Election and Transmittal Form").
                               Holders of record of shares of Vitalink Common
                               Stock who hold such shares as nominees, trustees or in other representative capacities
                               (individually, a "Representative") may submit multiple Election and Transmittal Forms, provided that each such Representative certifies that each Election and Transmittal Form covers all the shares of Vitalink Common Stock held by such Representative for a particular beneficial owner. All elections will be revocable until 5:00 p.m. New York time on August 25, 1998, the last business day prior to the anticipated
                               Effective Time, in accordance with the
                               procedures set forth on the Election and Transmittal Form.

                               An Election and Transmittal Form is being sent concurrently with the mailing of this Joint Proxy Statement/Prospectus to holders of Vitalink Common Stock that are holders of record as of the Special Meeting Record Date. Holders of shares of Vitalink Common Stock that wish to receive Genesis Preferred Stock as part of the Closing Consideration should submit an Election and Transmittal Form and must deliver their stock certificates with such Election and Transmittal Form. Any holder of Vitalink Common Stock that does not submit a properly completed Election and Transmittal Form accompanied by the applicable stock certificates which is received and accepted by the Exchange Agent prior to 5:00 p.m. New York time on August 25, 1998 (or such later date as Genesis and Vitalink shall publicly announce) will be deemed to have made a Non-Election and will receive Closing Consideration in the form of cash. See "The Merger Agreement--Election Procedures."

Genesis Background to and
Reasons for the Merger......   In recommending the Merger to the Genesis
                               shareholders, the Genesis Board evaluated the following factors: (i) the Closing Consideration to be paid to the Vitalink stockholders; (ii) the Genesis Board's review, based in part on presentations by Merrill Lynch, Pierce, Fenner &
                               Smith Incorporated ("Merrill Lynch"),
                               its financial advisor, and management, of the business, operations and financial condition of Vitalink; (iii) the Genesis Board's recognition of the complementary nature of the markets served and products offered by Genesis and Vitalink and the expectation that the Merger would provide it with opportunities for additional growth; and (iv) the opinion of Merrill Lynch that the Closing Consideration to be paid by Genesis is fair, from a financial point of view, to Genesis (see "The Merger--
                               Opinion of Genesis's Financial Advisors"). For a more detailed discussion of the factors considered by the Genesis Board, see "The
                               Merger--Background of the Merger" and "The
                               Merger--Genesis's Reasons for the Merger;
                               Recommendation of Genesis Board."

                               THE GENESIS BOARD HAS APPROVED THE MERGER
                               AGREEMENT AND HAS DETERMINED THAT THE MERGER AND THE ISSUANCE OF THE GENESIS PREFERRED STOCK ARE IN THE BEST INTERESTS OF GENESIS AND ITS SHAREHOLDERS. THE GENESIS BOARD, THEREFORE, RECOMMENDS THAT GENESIS'S SHAREHOLDERS VOTE FOR APPROVAL OF THE ISSUANCE OF THE GENESIS PREFERRED STOCK AND THE MERGER. See "The Merger--Background of the Merger" and "The Merger--Genesis's Reasons for the Merger; Recommendation of Genesis Board."

Vitalink Background to and
Reasons for the Merger......   The Vitalink Board believes that the Merger
                               constitutes a significant strategic opportunity for Vitalink's institutional pharmacy business.
                               The Vitalink Board has determined unanimously that the Merger, the Merger Agreement and the transactions contemplated thereby are fair to and in the best interests of Vitalink and its stockholders. The Vitalink Board recommends that the stockholders of Vitalink vote in favor of the approval of the Merger Agreement and the transactions contemplated thereby. For a more detailed discussion of the factors considered by the Vitalink Board in reaching its decision and the background and decisions for the Merger, see
                               "The Merger--Background of the Merger" and "The
                               Merger--Vitalink's Reasons for the Merger;
                               Recommendation of Vitalink Board."


Conditions to the Merger....   The conditions precedent to the parties'
                               obligation to consummate the Merger include the following: (i) the Registration Statement of which this Joint Proxy Statement/Prospectus is a part shall have been declared effective; (ii)
                               Genesis and Vitalink shall have received all governmental consents, waivers, authorizations, orders and approvals necessary to consummate the Merger; (iii) the Merger and the transactions contemplated thereby shall have been duly approved by the shareholders of Genesis and the stockholders of Vitalink; (iv) the representations and warranties of the parties contained in the Merger Agreement shall be true and correct in all material respects at the Effective Time (as defined); (v) Genesis shall have received financing sufficient to fund the cash portion of the Closing Consideration; (vi) there shall not have occurred since the date of the Merger Agreement any changes in the business, results of operations, assets or condition (financial or otherwise) of Genesis or Vitalink except for such changes which would not have a material adverse effect and other than any changes in Medicare or Medicaid reimbursement programs that are known or reasonably anticipated as of the date of the Merger Agreement (it being understood that a change in the stock price of Genesis, in and of itself, will not constitute a material adverse change); (vii) no order, decree or injunction of a court of competent jurisdiction or a governmental entity shall have prohibited or restricted consummation of the Merger and any applicable waiting period under the Hart-Scott-
                               Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), shall have expired or been terminated; (viii) holders of not more than 10% of the Vitalink Common Stock shall have demanded payment pursuant to Section 262 of the DGCL as of the Special Meeting Record Date; (ix) each of Genesis and Vitalink shall have received tax opinions to the effect that the Merger will constitute a tax free reorganization and that except for cash received in lieu of fractional shares of Genesis Preferred Stock, no Vitalink stockholder will recognize gain or loss with respect to the Genesis Preferred Stock received as a result of the Merger; (x) the shareholders rights plan between Genesis and Mellon
                               Securities Trust Company (the "Genesis Rights
                               Plan") shall have been amended in order to exempt certain holders of the Genesis Preferred
                               Stock from the restrictions thereof; and (xi) each of Genesis and Vitalink shall have performed and complied with all of its agreements and obligations as required by the Merger Agreement.

Termination.................   The Merger Agreement may be terminated and the
                               Merger may be abandoned at any time prior to the Effective Time: (a) by mutual written consent of the Genesis Board and the Vitalink Board, (b) by either party if, without fault of such terminating party, the Merger is not consummated on or before November 30, 1998, which date may be extended to December 31, 1998 to receive governmental approvals or by mutual consent of the parties; provided, however, that the right to terminate the Merger Agreement pursuant to this clause (b) will not be available to any party whose failure to perform in any material respect its obligations under the Merger
                               Agreement in any manner shall have been the cause of, or resulted in, the failure of the Merger to occur on or before such date and provided, further, that if the Merger could have been consummated by November 30, 1998 but for the failure to receive governmental approvals, the party requiring and using its best efforts to receive such approvals may, upon notice to the other, extend the consummation period to the earlier of the date of receipt of such approvals or December
                               31, 1998; (c) by either party, if any court of competent jurisdiction or other governmental authority shall have issued an order (other than a temporary restraining order), decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger, and such order, decree, ruling or other action shall have become final and nonappealable; (d) by either party, if the stockholders of the non-terminating party fail to approve the Merger
                               Agreement and the transactions contemplated thereby at the applicable Special Meeting; (e) by Vitalink, if Genesis or Acquisition
                               Corporation has materially breached any
                               representation, warranty, covenant or agreement contained in the Merger Agreement and has not cured such breach within the earlier of ten business days of receipt of written notice of such breach or by the Effective Time; (f) by Genesis, if Vitalink has materially breached any representation, warranty, covenant or agreement contained in the Merger Agreement and has not cured such breach within the earlier of ten business days of receipt of written notice of such breach or by the Effective Time; (g) by Vitalink, if the Genesis Board has withdrawn, changed or modified in any manner its recommendation that its shareholders vote in favor of the Merger Agreement and the Merger;
                               (h) by Genesis, if the Vitalink Board has withdrawn, changed or modified in any manner its recommendation that its stockholders vote in favor of the Merger or adopted resolutions approving or otherwise authorized or recommended an Acquisition Transaction (as defined) (other than the Merger) to its stockholders; or (i) by Vitalink prior to the approval by the Vitalink stockholders of the Merger if (1) Vitalink has received a Superior Proposal (as defined) which was not solicited after the date of the Merger
                               Agreement, (2) after receiving (x) the advice of outside legal counsel that failure to take such action would be inconsistent with the fiduciary duties of the Vitalink Board to its stockholders under applicable law and (y) the fairness opinion of a financial advisor of nationally recognized reputation that the party making such proposal is financially capable and that such Superior Proposal is more favorable to it and its stockholders than the Merger, the Vitalink
                               Board reasonably determines in good faith that such Superior Proposal would yield a higher value to its stockholders than the Merger and that failing to take such action would be inconsistent with the directors' fiduciary duties under applicable law and (3) Vitalink has given Genesis three days' written notice prior to such termination, provided that the termination described in this clause (i) will not be effective until the applicable termination fees and expenses have been paid.
                               See "The Merger Agreement--Termination."

Effect of Termination.......   Except as set forth below, each of Genesis and
                               Vitalink will bear its respective expenses incurred in connection with the Merger, except that expenses incurred in printing, mailing and filing this

                               Joint Proxy Statement/Prospectus will be shared equally by Genesis and Vitalink.

                               If (i) Vitalink terminates the Merger Agreement pursuant to clause (i) of "--Termination" above;
                               (ii) Vitalink terminates the Merger Agreement for any reason and at such time Genesis would have been entitled to terminate the Merger Agreement because the Vitalink Board had withdrawn, changed or modified in any manner its recommendation that its stockholders vote in favor of the Merger Agreement and the Merger or had adopted resolutions approving or otherwise authorized or recommended an Acquisition Transaction (other than the Merger) to its stockholders; (iii) Genesis terminates the Merger Agreement for the reasons described in the immediately preceding clause (ii); or (iv) Genesis or Vitalink terminates the Merger Agreement pursuant to clause (b), (c), (d) or
                               (f) of "--Termination" above and, within one year of any termination described in this clause
                               (iv), Vitalink consummates, or enters into a definitive agreement with respect to, an Acquisition Transaction on terms more favorable than the terms of the Merger Agreement (without taking into account any termination fees payable by Vitalink with respect thereto), then Vitalink shall pay to Genesis, within one business day following any termination described in clause
                               (i), (ii) or (iii) of this paragraph, or within one business day following the consummation or entering into of a definitive agreement in the case of clause (iv) of this paragraph, a fee, in cash, equal to $20,000,000. See "The Merger-- Termination Fee and Expenses."

          RELATIONSHIP AND AGREEMENTS BETWEEN VITALINK AND MANOR CARE

Relationship Between
Vitalink and
Manor Care..................  Vitalink and Manor Care are parties to various agreements governing their ongoing relationship which will continue in existence after the Effective Time. See "Relationship Between Vitalink and Manor Care."

                   AGREEMENTS BETWEEN MANOR CARE AND GENESIS

Voting Agreement

Certain Voting                Manor Care and Genesis have entered into a Voting
Arrangements................   Agreement, dated as of April 26, 1998 (the
                               "Voting Agreement"), pursuant to which Manor
                               Care has agreed to vote all of its shares of Vitalink Common Stock and granted Genesis an irrevocable proxy to vote its shares of Vitalink
                               Common Stock (a) in favor of the adoption and approval of the Merger Agreement and the Merger and the terms thereof and each of the other actions contemplated by the Merger Agreement and
                               (b) against any Competing Transaction (as defined). Manor Care has agreed to elect to receive Genesis Preferred Stock as Closing
                               Consideration and not to seek to assert any appraisal rights with respect to all of its Vitalink Common Stock and not to sell or otherwise dispose of its shares of Vitalink
                               Common Stock, tender any such shares pursuant to a tender or exchange offer or grant any person other than Genesis a proxy to vote such shares of Vitalink Common Stock. Manor Care has also agreed to certain restrictions relating to offers from a third party that could lead to a Competing Transaction. See "Agreements Between
                               Manor Care and Genesis--The Voting Agreement."

Termination.................  The Voting Agreement will terminate (i) by mutual written consent of the parties; (ii) 12 months after the termination of the Merger Agreement if a third party has commenced or communicated to Vitalink or publicly proposed or disclosed and not permanently abandoned or withdrawn an Acquisition Transaction; (iii) immediately if Genesis terminates the Merger Agreement (unless a third party has commenced or communicated to Vitalink or publicly proposed or disclosed and not permanently abandoned or withdrawn an Acquisition Transaction); and (iv) three months after the termination of the Merger Agreement by Vitalink unless a third party has commenced or communicated to Vitalink or publicly proposed or disclosed and not permanently abandoned or withdrawn an Acquisition Transaction.

Rights Agreement

Manor Care Standstill.......  Manor Care and Genesis have entered into a Rights
                               Agreement, dated as of April 26, 1998 (the
                               "Rights Agreement"), pursuant to which Manor
                               Care has agreed that prior to the earlier of April 26, 2005 or the occurrence of a Director Change (as defined), neither it nor any of its affiliates (the "Manor Care Group") will acquire any Voting Securities (as defined) of Genesis, except for the Genesis Preferred Stock, the Genesis Common Stock or other securities issuable upon conversion of the Genesis Preferred Stock and pursuant to stock splits, stock dividends or other distributions or offerings made available to holders of Voting Securities generally. However, if at any time the aggregate voting power in the election of directors of all Voting Securities owned by the Manor Care Group (the "Manor Care Voting Power") is less than 15% of the total combined voting power in the election of directors of all the Voting Securities then outstanding (the "Total Voting Power"), then the Manor Care Group may acquire Voting Securities unless the effect of such acquisition would be to increase the Manor Care Voting Power to greater than 15% of the Total Voting Power. Pursuant to the Rights Agreement, if, at any time prior to April 26, 2003, the Manor Care Group proposes to transfer to a third party Voting Securities having in excess of 15% of the Total Voting Power, then as a condition to such transfer the transferee must agree to be bound by the restrictions imposed by Manor Care's standstill obligations. Notwithstanding the foregoing, the Manor Care Group will not transfer Voting Securities to any person who owns any Voting Securities if such transfer will result in such transferee having in excess of 15% of the Total Voting Power. In the Rights Agreement, Manor Care has agreed to other standstill obligations relating to activities that would cause Manor Care to gain control or influence over the management or policies of Genesis. See "Agreements Between Manor Care and Genesis--The Rights Agreement."

Board Representation........  Pursuant to the Rights Agreement, Genesis has
                               agreed to cause one person designated by Manor Care to be appointed to the Genesis Board (the "Manor Care Director"). At any time that the Manor Care Group does not have a Manor Care Director serving on the Genesis Board, it is entitled to designate a non-voting observer to serve thereon (the "Manor Care Observer"). The Manor Care Director or Manor Care Observer would be subject to certain obligations regarding confidential information or material relating to the business of Manor Care or its subsidiaries or the business of Genesis or its subsidiaries. See "Agreements Between Manor Care and Genesis-- The Rights Agreement."

Genesis Standstill..........  Genesis has agreed that it will not take or recommend to its shareholders any action during the term of the Rights Agreement which would impose limitations on the legal rights of the Manor Care Group as Genesis shareholders, other than those imposed pursuant to the express terms of the Rights Agreement, which disproportionately affect the Manor Care Group compared to holders of Genesis Preferred Stock or Genesis Common Stock generally. Pursuant to the Rights Agreement, Genesis has also agreed that prior to the Effective Time it will have taken appropriate action with respect to its shareholders rights plan so as to exempt (i) the holders of Genesis Preferred Stock or (ii) any person that is the direct assignee of any holder of Genesis Preferred Stock to the extent that such assignee (A) acquires in a single transaction from a holder of Genesis Preferred Stock over 15% of the Voting Securities and (B) owns no other shares of Voting Securities, from the restrictions of such shareholders rights plan with respect to such shares of Genesis Preferred Stock and shares of Genesis Common Stock issuable upon conversion thereof. Genesis has also agreed that from and after the Effective Time Genesis will take no action which would subject such holders of Genesis Preferred Stock to the restrictions of Genesis's shareholders rights plan or any similar plan adopted after the Effective Time. Furthermore, Genesis has agreed not to impose certain obligations upon the Manor Care Director or the Manor Care Observer. See "Agreements between Manor Care and Genesis--The Rights Agreement."

Voting......................  For three years from the date of the Rights
                               Agreement, other than with respect to a proposed Change of Control (as defined in the Rights Agreement), the Manor Care Group will vote all of its

                               Voting Securities in accordance with the recommendation of the Genesis Board. Manor Care has agreed to cause the Manor Care Director to vote in accordance with the recommendation of the Genesis Board to fill any vacancies in the Genesis Board (other than a Manor Care Director vacancy). Manor Care has agreed that it will not, with respect to a proposed Change of Control approved by the Genesis Board and the shareholders of Genesis, make any demand for payment pursuant to Section 262 of the DGCL.

Registration Rights.........  Beginning after the first anniversary of the
                               Effective Time of the Merger, upon the request of holders of at least 25% of the Voting Securities acquired by Manor Care at the Effective Time, Genesis has agreed that it will, within 90 days after the receipt of such request, effect the registration under the Securities Act of all such securities proposed to be sold by such holders. Genesis is obligated to effect a maximum of three such registrations. In addition, for five years after the date of the Rights Agreement, holders of Voting Securities acquired by Manor Care at the Effective Time will have "piggyback" registration rights with respect to Genesis Common Stock, subject to a limitation on the number of shares underwritten if an underwriter advises that marketing factors require such limitation.

Termination.................  The Rights Agreement will terminate on the earlier of April 26, 2005 or upon the occurrence of a Director Change. The Rights Agreement may also be terminated by either party upon 60 days' prior written notice to the other in the event the Merger Agreement is terminated or if the non-terminating party breaches any of its material obligations under the Rights Agreement and such breach is continuing on the 61st day following such notice. If Manor Care terminates the Rights Agreement as a result of a breach by Genesis of Genesis's material obligations under the Rights Agreement, Manor Care's rights to representation on the Genesis Board and registration rights granted under the Rights Agreement will survive such termination. If the Manor Care Group disposes of more than 50% of the Voting Securities it acquires at the Effective Time to persons who are not members of the Manor Care Group, the standstill obligations of each of Manor Care and Genesis, the voting obligations of Manor Care and the rights of Manor Care to representation on the Genesis Board will terminate but Manor Care's registration rights will remain.

Certain Matters.............  In addition to the agreements described above,
                               Manor Care, Vitalink and Genesis entered into an agreement regarding, among other matters, the indemnification by Manor Care of Vitalink and Genesis for certain liabilities and Manor Care's agreement not to engage in the institutional pharmacy business upon certain terms and conditions described under "Agreements between Manor Care and Genesis--Other Agreement."

                         NECESSARY REGULATORY APPROVALS

Regulatory Approvals........  The HSR Act prohibits consummation of the Merger until Premerger Notification and Report Forms have been submitted and certain information has been furnished to the United States Federal Trade Commission (the "FTC") and the Antitrust Division of the United States Department of Justice (the "Antitrust Division") and the specified waiting period requirements of the HSR Act have expired or been terminated. The applicable waiting period expired on June 21, 1998. In addition, certain notices to and approvals from state and federal regulatory authorities may be necessary in connection with the consummation of the Merger. See "The Merger--Governmental and Regulatory Approvals."

                               DISSENTERS' RIGHTS

Appraisal Rights............  Under the DGCL, holders of Vitalink Common Stock that do not vote in favor of the Merger may file a demand for appraisal rights and receive the "fair value" of such shares as determined by Delaware state court. In order to exercise such rights, holders of Vitalink Common Stock must comply with all the procedural requirements of
                               Section 262 of the DGCL, which is attached hereto in its entirety as Appendix D. "Fair value" will be determined in judicial proceedings, the outcome of which cannot be predicted. Failure to take any of the steps required under Section 262 of the DGCL may result in a loss of dissenters' rights. See "The Merger--Rights of Dissenting Vitalink Stockholders."

                 CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

Tax Consequences of the       A holder of shares of Vitalink Common Stock may
Merger......................   be subject to certain federal income taxes
                               depending on the nature of Closing Consideration such holder receives. Generally, a holder of Vitalink Common Stock that exchanges some or all of its shares for cash will recognize capital gain or loss equal to the difference between the amount of cash received and its adjusted basis in the shares of Vitalink Common Stock it surrenders. A holder exchanging some or all of its Vitalink Common Stock for Genesis Preferred
                               Stock should not recognize any gain or loss on such shares of Vitalink Common Stock except in respect of cash received in lieu of a fractional share of Genesis Preferred Stock. See "Certain
                               Federal Income Tax Consequences."

                        SUMMARY HISTORICAL CONSOLIDATED
                           FINANCIAL DATA OF GENESIS

  The following summary financial information of Genesis for each of the fiscal years ended September 30, 1997, 1996, 1995, 1994 and 1993 has been derived from Genesis's audited financial statements contained in its Annual Reports on Form 10-K for the years then ended and is qualified in its entirety by such documents. The summary financial information of Genesis for the six months ended March 31, 1998 and 1997 has been derived from unaudited consolidated financial statements contained in the Quarterly Report on Form 10-Q for the period ended March 31, 1998 and is qualified in its entirety by such documents and, in the opinion of Genesis's management, includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of such information for the unaudited interim periods. The operating results for the six months ended March 31, 1998 are not necessarily indicative of results for the full fiscal year ending September 30, 1998. This information should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operations of Genesis and the Consolidated Financial Statements and the Notes thereto of Genesis incorporated by reference into this Joint Proxy Statement/Prospectus.

                         SIX MONTHS SIX MONTHS
                           ENDED      ENDED               YEAR ENDED SEPTEMBER 30,
                         MARCH 31,  MARCH 31,  ----------------------------------------------
                            1998       1997       1997      1996     1995     1994     1993
                         ---------- ---------- ---------- -------- -------- -------- --------
                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
SUMMARY OF OPERATIONS
 DATA
Net revenues............  $646,864   $531,807  $1,099,823 $671,469 $486,393 $388,616 $219,809
Income from operations
 before depreciation,
 amortization, lease
 expense, interest and
 debenture conversion
 expense (EBITDAR)(1)...   118,208     91,810     184,868  127,024   93,253   69,373   38,129
Income before
 extraordinary item and
 cumulative effect of an
 accounting change......    27,390     25,002      48,144   37,169   25,531   17,691   11,909
Net income..............    25,466     24,449      47,591   37,169   23,608   17,673   11,909
Earnings per share
 before extraordinary
 item and cumulative
 effect of an accounting
 change
 Basic..................      0.78       0.74        1.39     1.40     1.17     0.91     0.68
 Diluted................      0.77       0.71        1.34     1.29     1.03     0.84     0.67
Earnings per share
 Basic..................      0.73       0.72        1.38     1.40     1.08     0.91     0.68
 Diluted................      0.71       0.70        1.33     1.29     0.97     0.84     0.67
Weighted Average Shares
 Outstanding
 Basic..................    35,085     33,997      34,558   26,542   21,857   19,386   17,459
 Diluted................    35,658     35,589      36,120   31,058   28,307   24,747   17,871

                                                SEPTEMBER 30,
                       MARCH 31,  -----------------------------------------
                         1998       1997     1996    1995    1994    1993
                      ----------- --------- ------- ------- ------- -------
                      (UNAUDITED)
BALANCE SHEET DATA
Total assets.........  1,917,012  1,434,113 950,669 600,389 511,698 236,978
Working capital......    260,787    226,930 155,491 132,274  66,854  50,081
Long-term debt.......  1,057,404    651,667 338,933 308,052 250,807  83,842
Stockholders' equi-
 ty..................    629,568    608,021 514,608 221,548 195,466 125,348

--------
(1) EBITDAR represents earnings before interest expense, income taxes, depreciation and amortization, extraordinary items, rental expense and debenture conversion expense. EBITDAR should not be considered an alternative measure of Genesis's net income, operating performance, cash flow or liquidity. It is included herein to provide additional information related to Genesis's ability to service debt.

                        SUMMARY HISTORICAL CONSOLIDATED
                           FINANCIAL DATA OF VITALINK

  The following summary financial information of Vitalink for each of the fiscal years ended May 31, 1997, 1996, 1995, 1994 and 1993 has been derived from Vitalink's audited financial statements contained in its Annual Reports on Form 10-K for the years then ended and is qualified in its entirety by such documents. The summary financial information of Vitalink for the nine months ended February 28, 1998 and 1997 has been derived from unaudited consolidated financial statements contained in the Quarterly Reports on Form 10-Q for the period ended February 28, 1998 and is qualified in its entirety by such documents which, in the opinion of Vitalink's management, includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of such information for the unaudited interim periods. The operating results for the nine months ended February 28, 1998 are not necessarily indicative of results for the full fiscal year. This information should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operations of Vitalink and the Consolidated Financial Statements and the Notes thereto of Vitalink incorporated by reference into this Joint Proxy Statement/Prospectus.

                          NINE MONTHS  NINE MONTHS
                             ENDED        ENDED                 YEAR ENDED MAY 31,
                          FEBRUARY 28, FEBRUARY 28, ------------------------------------------
                              1998         1997       1997     1996     1995    1994    1993
                          ------------ ------------ -------- -------- -------- ------- -------
                                         (IN THOUSANDS, EXCEPT PER SHARE DATA)
SUMMARY OF OPERATIONS
 DATA
Net revenues............    $371,230     $152,492   $274,038 $141,115 $112,257 $98,569 $65,714
Income from operations..      35,472       20,696     33,109   22,301   18,726  14,995  11,305
Net income..............      16,788       12,345     18,317   13,870   11,680   9,204   7,341
Earnings per share
 Basic..................        0.65         0.82       1.03     0.99     0.84    0.66    0.53
 Diluted................        0.64         0.80       1.02     0.98     0.83    0.66    0.53
Average shares
 outstanding
 Basic..................      25,781       15,140     17,727   13,976   13,975  13,975  13,975
 Diluted................      26,236       15,392     18,035   14,135   14,009  13,976  13,975
BALANCE SHEET DATA (AT
 PERIOD END)
Total assets............     528,968      528,063    516,805   95,923   80,713  69,587  57,425
Working capital.........      92,742       51,443     74,006   22,830   15,202  14,103   9,938
Due from affiliate......         --         9,770      1,053   16,910   16,888   8,167  10,276
Long-term debt..........      87,806      105,832    104,873      --       --      --      --
Stockholders' equity....     375,740      341,236    348,531   86,299   72,379  60,699  51,495

 . On July 9, 1998, Vitalink announced its fourth quarter and unaudited year end operating results. For the three months ended May 31, 1998, net revenues were $128.1 million compared to $121.5 million for the same period last year. Income from operations increased to $13.5 million from $12.4 million last year. Net income was $6.9 million for the quarter, representing a 15% increase over last year's fourth quarter net income of $6.0 million. Diluted earnings per share for the fourth quarter were $.26 versus $.23 for the comparable period last year.

  For the fiscal year, net revenues were $499.4 million compared to $274.0 million for the same period last year. This significant increase is due primarily to the contribution from TeamCare, Inc. which was acquired in February 1997. Income from operations increased to $46.9 million from $33.1 million last year. Net income was $23.7 million for fiscal 1998, representing a 29% increase over fiscal 1997 net income of $18.3 million. Diluted earnings per share for fiscal 1998 were $.91 versus $1.02 for fiscal year 1997.

                   SUMMARY UNAUDITED PRO FORMA FINANCIAL DATA

  The following summary unaudited pro forma consolidated statements of operations data for the year ended September 30, 1997 and the six months ended March 31, 1998 are based on the respective historical financial statements of Genesis as of and for the year ended September 30, 1997 and six months ended March 31, 1998 and Vitalink as of and for the twelve months ended August 31, 1997 and six months ended February 28, 1998 adjusted to give effect only to the Merger as though it occurred on October 1, 1996. The summary unaudited pro forma consolidated balance sheet data at March 31, 1998 gives effect to the Merger as if it occurred at that date. The summary unaudited pro forma financial data are not necessarily indicative of the operating results that would have been achieved had the Merger been consummated as of October 1, 1996, nor are they necessarily indicative of future operating results. The summary unaudited pro forma financial data should be read in conjunction with the historical financial statements of each of Genesis and Vitalink and the related notes thereto incorporated by reference into this Joint Proxy Statement/Prospectus.

                                               SIX MONTHS          YEAR ENDED
                                          ENDED MARCH 31, 1998 SEPTEMBER 30, 1997
                                          -------------------- ------------------
                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
SUMMARY OF OPERATIONS DATA
Net revenues.............................       $899,836           $1,452,746
Income from operations before deprecia-
 tion, amortization, lease expense and
 interest (EBITDAR)(1)...................        161,525              249,899
Income before extraordinary item(3)......         33,872               54,000
Net income...............................         31,948               53,447
Earnings per common share before
 extraordinary item(2)
  Basic..................................           0.72                 1.06
  Diluted................................           0.71                 1.02
Earnings per common share (2)
  Basic..................................           0.66                 1.04
  Diluted................................           0.65                 1.00
Weighted average shares outstanding
  Basic..................................         35,085               34,558
  Diluted................................         35,658               36,120

                                                                      MARCH 31,
                                                                         1998
                                                                      ----------
BALANCE SHEET DATA
Total assets......................................................... $2,674,140
Working capital......................................................    348,352
Long-term debt.......................................................  1,455,210
Shareholders' equity.................................................    923,468

--------
(1) EBITDAR represents earnings before interest, income taxes, depreciation and amortization, extraordinary items, rental expense and debenture conversion expense. EBITDAR should not be considered an alternative measure of Genesis's net income, operating performance, cash flow or liquidity. It is included herein to provide additional information related to Genesis's ability to service debt.
(2) Per common share data includes the effect of the 5.9375% dividend on the $293.9 million of Genesis Preferred Stock issued as part of the Closing Consideration. Diluted per common share data does not assume the conversion of the Genesis Preferred Stock as the effect would be antidilutive.
(3) Before the effect of extraordinary losses, net of tax, of $553 and $1,924 related to the early retirement of debt for the twelve months ended September 30, 1997 and six months ended March 31, 1998, respectively.

                           COMPARATIVE PER SHARE DATA

  The following table sets forth certain historical and unaudited pro forma combined per share data giving effect to the Merger on a purchase accounting basis as described more fully in the "Unaudited Pro Forma Financial Information For the Combined Company." The data should be read in conjunction with the historical financial statements of Genesis and the related notes thereto incorporated by reference into this Joint Proxy Statement/Prospectus. The unaudited pro forma combined per share data is not necessarily indicative of the operating results that would have been achieved had the Merger been in effect at the beginning of the periods presented and should not be considered indicative of future operations.

                                    HISTORICAL                         PRO FORMA
                         --------------------------------- ---------------------------------
                            FISCAL YEAR       SIX MONTHS      FISCAL YEAR       SIX MONTHS
                               ENDED            ENDED            ENDED            ENDED
                         SEPTEMBER 30, 1997 MARCH 30, 1998 SEPTEMBER 30, 1997 MARCH 31, 1998
                         ------------------ -------------- ------------------ --------------
Genesis Per Share Data
Earnings per common
 share before
 extraordinary
 item(1)(2)
  Basic.................       $1.39            $0.78            $1.06            $0.72
  Diluted...............        1.34             0.77             1.02             0.71
Book value per Common
 Share..................       17.34            17.93            24.97            26.30

--------
(1) Before the effect of extraordinary losses, net of tax, of $553 and $1,924 related to the early retirement of debt for the twelve months ended September 30, 1997 and six months ended March 31, 1998, respectively.
(2) Pro Forma per common share data includes the effect of the 5.9375% dividend on the $293.9 million of Genesis Preferred Stock issued as part of the Closing Consideration. Pro Forma diluted per common share data does not assume conversion of the Genesis Preferred Stock as the effect would be antidilutive.

               COMPARATIVE MARKET PRICE AND DIVIDEND INFORMATION

COMMON STOCK PRICE RANGE AND DIVIDEND DATA

  Each of the Genesis Common Stock and the Vitalink Common Stock is listed for trading on the NYSE. Until February 12, 1997, the Vitalink Common Stock was quoted on the Nasdaq Stock Market. The following table sets forth the high and low trading prices per share of each of the Genesis Common Stock and the Vitalink Common Stock as reported on the NYSE or quoted on the Nasdaq Stock Market, as applicable, for the periods indicated as reported in published financial sources. Since Genesis's initial public offering in June 1991, Genesis has not paid cash dividends on shares of Genesis Common Stock. Since Vitalink's initial public offering in March 1992, Vitalink has not paid cash dividends on shares of Vitalink Common Stock.

                                               GENESIS COMMON  VITALINK COMMON
                                                STOCK PRICES    STOCK PRICES
                                               --------------- ---------------
                                                HIGH     LOW    HIGH     LOW
                                               ------- ------- ---------------
   Calendar year ended December 31, 1995
    1st quarter............................... $ 21.50 $ 19.08 $ 14.75 $ 11.75
    2nd quarter...............................   21.08   17.25   17.50   14.25
    3rd quarter...............................   24.67   18.50   18.50   14.75
    4th quarter...............................   24.75   19.25   23.25   15.88
   Calendar year ended December 31, 1996
    1st quarter............................... $ 29.75 $ 23.83 $ 23.50 $ 17.00
    2nd quarter...............................   32.88   27.75   24.50   21.50
    3rd quarter...............................   29.88   21.50   24.50   21.00
    4th quarter...............................   31.13   22.75   24.63   21.50
   Calendar year ended December 31, 1997
    1st quarter............................... $ 35.88 $ 28.50 $ 24.63 $ 20.13
    2nd quarter...............................   37.50   26.00   19.75   16.75
    3rd quarter...............................   39.13   33.00   22.13   17.13
    4th quarter...............................   39.63   21.75   25.88   18.75
   Calendar year ended December 31, 1998
    1st quarter............................... $ 30.31 $ 25.50 $ 23.94 $ 19.56
    2nd quarter...............................   28.31   22.19   22.13   19.75

  On April 24, 1998, the last full trading day prior to the first public announcement of the execution of the Merger Agreement, the reported high and low sale prices per share and closing price per share of Genesis Common Stock and Vitalink Common Stock on the NYSE were as follows:

                                                               APRIL 24, 1998
                                                            --------------------
                                                             HIGH   LOW   CLOSE
                                                            ------ ------ ------
   Genesis................................................. $26.50 $25.38 $25.75
   Vitalink................................................  19.88  19.69  19.81

  On July 27, 1998, the last full trading day prior to the date of this Joint
Proxy Statement/Prospectus, the reported high and low sale prices per share and closing price per share of Genesis Common Stock and Vitalink Common Stock on the NYSE were as follows:

                                                               JULY 27, 1998
                                                            --------------------
                                                             HIGH   LOW   CLOSE
                                                            ------ ------ ------
   Genesis................................................. $16.75 $15.88 $16.75
   Vitalink................................................  22.00  21.13  22.00

                                 RISK FACTORS

  Stockholders of Genesis and Vitalink should carefully consider the following matters, together with the other information contained in this Joint Proxy Statement/Prospectus, in evaluating the Merger before making a decision as to whether to approve the Merger Agreement and the transactions contemplated thereby.

CERTAIN FINANCIAL CONSIDERATIONS

  Genesis has substantial indebtedness and, as a result, significant debt service obligations. As of March 31, 1998, after giving pro forma effect to the Merger, and the incurrence of approximately $377.4 million of indebtedness to fund the Merger, Genesis would have had approximately $1.455 billion of long-term indebtedness, which would have represented 61% of its total capitalization. The degree to which Genesis is leveraged could have important consequences, including the following: (i) Genesis's ability to obtain additional financing in the future for working capital, capital expenditures, acquisitions or general corporate purposes may be impaired; (ii) a substantial portion of Genesis's cash flow from operations may be dedicated to the payment of principal and interest on its indebtedness, thereby reducing the funds available to Genesis for its operations; (iii) certain of Genesis's borrowings are and will continue to be at variable rates of interest, which causes Genesis to be vulnerable to increases in interest rates; and (iv) certain of Genesis's indebtedness contains financial and other restrictive covenants, including those restricting the incurrence of additional indebtedness, the creation of liens, the payment of dividends, sales of assets and minimum net worth requirements. Failure by Genesis to comply with such covenants may result in an event of default which, if not cured or waived, could have a material adverse effect on Genesis.

  Genesis's ability to make scheduled payments or to refinance its obligations with respect to its indebtedness depends on its financial and operating performance, which, in turn, is subject to prevailing economic conditions and to financial, business and other factors beyond its control. Although Genesis's cash flow from its operations has been sufficient to meet its debt service obligations in the past, there can be no assurance that Genesis's operating results will continue to be sufficient for payment of Genesis's indebtedness. Genesis also has significant long-term operating lease obligations with respect to certain of its eldercare centers.

RISK OF ADVERSE EFFECT OF HEALTHCARE REFORM

  In recent years, a number of legislative proposals have been introduced in Congress that would contemplate changes in the health care system, either nationally or at the state level. The Balanced Budget Act of 1997 (the "Balanced Budget Act"), signed into law on August 5, 1997, seeks to achieve a balanced federal budget by, among other things, reducing federal spending on the Medicare and Medicaid programs. With respect to Medicare, the law mandates establishment of a prospective payment system ("PPS") for Medicare skilled nursing facilities ("SNFs") under which facilities will be paid a federal per diem rate for most covered nursing facility services (including pharmaceuticals). Physician services, certain nurse practitioner and physician assistant services, among others, are not included in the per diem rate. It is anticipated that the PPS will be phased in over three cost reporting periods, starting with cost reporting periods beginning on or after July 1, 1998. The Balanced Budget Act institutes consolidated billing for SNF services for most non-physician Part B items and services for SNF residents, effective July 1, 1998. In the Conference Report accompanying the Balanced Budget Act, the conferees specifically note that, to ensure that the frail elderly residing in SNFs receive needed and appropriate medication therapy, the Secretary of the Department of Health and Human Services is to consider, as part of the PPS for SNFs, the results of studies conducted by independent organizations, including those which examine appropriate payment mechanisms and payment rates for medication therapy, and develop case mix adjustments that reflect the needs of such patients. The Balanced Budget Act also eliminated the SNF routine service cost in its update for fiscal year 1998. The law also imposes numerous other cost savings measures affecting Medicare SNF services.

  The Balanced Budget Act also repealed the "Boren Amendment" federal payment standard for Medicaid payments to Medicaid nursing facilities effective October 1, 1997. The Boren Amendment required Medicaid payments to certain health care providers to be reasonable and adequate in order to cover the costs of efficiently and economically operated health care facilities. States must now use a public notice and comment period in order to determine rates and provide interested parties a reasonable opportunity to comment on proposed rates and the justification for and the methodology used in calculating such rates. There can be no assurance that budget constraints or other factors will not cause states to reduce Medicaid reimbursement to nursing facilities and pharmacies or that payments to nursing facilities and pharmacies will be made on a timely basis. The law also grants greater flexibility to states to establish Medicaid managed care projects without the need to obtain a federal waiver. Although these waiver projects generally exempt institutional care, including nursing facilities and institutional pharmacy services, no assurances can be given that these projects ultimately will not change the reimbursement system for long-term care, including pharmacy services, from fee-for-service to managed care negotiated or capitated rates. Genesis and Vitalink anticipate that federal and state governments will continue to review and assess alternative health care delivery systems and payment methodologies. It is not possible to predict the effect of the recent budget legislation or the interpretation or administration of such legislation on the business of Genesis or Vitalink. Accordingly, there can be no assurance that these changes or any future health care legislation will not adversely affect the business of Genesis or Vitalink.

REGULATION

  The federal government and all states in which Genesis and Vitalink operate regulate various aspects of their business. In particular, the development and operation of eldercare centers and the provision of healthcare services are subject to federal, state and local laws relating to the delivery and adequacy of medical care, distribution of pharmaceuticals, equipment, personnel, operating policies, fire prevention, rate-setting and compliance with building codes and environmental laws. Eldercare centers and other providers of healthcare services, including pharmacies, are subject to periodic inspection by governmental and other authorities to assure continued compliance with various standards, their continued licensing under state law and, to the extent applicable, certification under the Medicare and Medicaid programs and continued participation in the Veterans Administration program and the ability to participate in other third party programs. Each of Genesis and Vitalink is also subject to inspection regarding record keeping and inventory control. The failure to obtain or renew any required regulatory approvals or licenses by a provider could result in actions such as, but not limited to, where applicable, the denial of reimbursement, the imposition of fines, temporary suspension of admission of new patients to facilities, suspension or decertification from the Medicaid or Medicare program, restrictions on the ability to acquire new providers or expand existing providers and, in extreme cases, revocation of the facility's license or closure of a facility. There can be no assurance that the facilities or providers owned, leased or managed by Genesis, or the provision of services and supplies by Genesis or Vitalink, will meet or continue to meet the requirements for participation in the Medicaid or Medicare program or that state regulatory authorities will not adopt changes or new interpretations of existing laws that would adversely affect Genesis or Vitalink.

  Many states have adopted Certificate of Need or similar laws which generally require that the appropriate state agency approve certain acquisitions and determine that a need exists for certain bed additions, new services and capital expenditures or other changes prior to beds and/or new services being added or capital expenditures being undertaken. To the extent that Certificates of Need or other similar approvals are required for expansion of Genesis's operations, either through center or provider acquisitions or expansion or provision of new services or other changes, such expansion could be adversely affected by the failure or inability to obtain the necessary approvals, changes in the standards applicable to such approvals and possible delays and expenses associated with obtaining such approvals. In addition, in most states the reduction of beds or the closure of a facility requires the approval of the appropriate state regulatory agency and if Genesis were to reduce beds or close a facility, Genesis could be adversely impacted by a failure to obtain or a delay in obtaining such approval.

  Genesis and Vitalink are also subject to federal and state laws which govern financial and other arrangements between healthcare providers. These laws often prohibit certain direct and indirect payments or fee-splitting arrangements between healthcare providers that are designed to induce or encourage the referral of patients to, or the recommendation of, a particular provider for medical products and services. These laws include the federal "Stark legislations" which prohibit, with limited exceptions, the referral of patients for certain services, including home health services, physical therapy and occupational therapy, by a physician to an entity in which the physician has a financial interest and the federal "anti-kickback law" which prohibits, among other things, the offer, payment, solicitation or receipt of any form of remuneration in return for the referral of Medicare and Medicaid patients or the purchasing, leasing, ordering or arranging for any goods, facility services or items for which payment can be made under Medicare and Medicaid. Genesis and Vitalink are also subject to laws applicable to federal government contracts generally, such as the False Claims Act, which establishes liability for anyone making a false statement to get a claim paid by the federal government. The federal government, private insurers and various state enforcement agencies have increased their scrutiny of providers, business practices and claims in an effort to identify and prosecute fraudulent and abusive practices. In addition, the federal government has issued recent fraud alerts concerning nursing services, double billing, hospice services, home health services and the provision of medical supplies to nursing facilities; accordingly, these areas may come under closer scrutiny by the government. Furthermore, some states restrict certain business relationships between physicians and other providers of healthcare services. Many states prohibit business corporations from providing, or holding themselves out as a provider of, medical care. Possible sanctions for violation of any of these restrictions or prohibitions include loss of licensure or eligibility to participate in reimbursement programs and civil and criminal penalties. These laws vary from state to state, are often vague and have seldom been interpreted by the courts or regulatory agencies. From time to time, Genesis has sought guidance as to the interpretation of these laws; however, there can be no assurance that such laws will ultimately be interpreted in a manner consistent with the practices of Genesis.

  In the ordinary course of business, Genesis's facilities receive notices that they have failed to comply with various regulatory requirements. From time to time, such failure to comply has resulted in various penalties against certain providers and Genesis. These penalties have included but are not limited to monetary fines, temporary bans on the admission of new patients and the placement of restrictions on Genesis's ability to obtain or transfer Certificates of Need in certain states. There can be no assurance that future actions by state regulators will not result in penalties or sanctions which could have a material adverse effect on Genesis.

DEPENDENCE ON REIMBURSEMENT BY THIRD PARTY PAYORS

  For the years ended September 30, 1997 and 1996, and the six months ended March 31, 1998, respectively, Genesis derived approximately 39%, 39% and 45% of its patient service revenue from private pay sources, 24%, 25% and 20% from Medicare and 37%, 36% and 35% from various state Medicaid agencies. For the years ended May 31, 1997 and 1996, and for nine months ended February 28, 1998, respectively, Vitalink derived approximately 63%, 65% and 60% of its net revenue from private pay sources, 5%, 6% and 5% from Medicare and 32%, 29% and 35% from various state Medicaid agencies. Both governmental and private third party payors have employed cost containment measures designed to limit payments made to healthcare providers such as Genesis and Vitalink. Those measures include the adoption of initial and continuing recipient eligibility criteria which may limit payment for services, the adoption of the prospective payment system under Medicare, the repeal of the Boren Amendment requiring Medicaid payments to be reasonable and adequate, and coverage and duration criteria which limit the services which will be reimbursed and the establishment of payment ceilings which set the maximum reimbursement that a provider may receive for services. Furthermore, government payment programs are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings and government funding restrictions, all of which may materially increase or decrease the rate of program payments to Genesis for its services. There can be no assurance that payments under governmental and private third party payor programs will remain at levels comparable to present levels or will, in the future, be sufficient to cover the costs allocable to patients eligible for reimbursement pursuant to such programs. Genesis's and Vitalink's financial condition and results of operations may be affected by the revenue reimbursement process, which in the healthcare industry is complex and can involve lengthy delays between the time that revenue is recognized and the time that reimbursement amounts are settled. For Genesis, the majority of the third party payor balances are settled within two or three years following the provision of services. Genesis's and Vitalink's financial condition and results of operations may also be affected by the timing of reimbursement payments and rate adjustments from third party payors. In addition, there can be no assurance that centers owned, leased or managed by Genesis, or the provision of services and supplies by Genesis or Vitalink, now or in the future will initially meet or continue to meet the requirements for participation in such programs. Genesis and Vitalink could be adversely affected by the continuing efforts of governmental and private third party payors to contain the amount of reimbursement for healthcare services. In an attempt to limit the federal budget deficit, there have been, and Genesis and Vitalink expect that there will continue to be, a number of proposals to limit Medicare and Medicaid reimbursement for healthcare services. In certain states there have been proposals to eliminate the distinction in Medicaid payments for skilled versus intermediate care services and to establish a case mix prospective payment system pursuant to which the payment to a facility for a patient is based upon the patient's condition and need for services. Neither Genesis nor Vitalink can at this time predict whether any of these proposals will be adopted or, if adopted and implemented, what effect, if any, such proposals will have on Genesis and Vitalink. In addition, private payors, including managed care payors, increasingly are demanding discounted fee structures or the assumption by healthcare providers of all or a portion of the financial risk through prepaid capitation arrangements. Efforts to impose reduced allowances, greater discounts and more stringent cost controls by government and other payors are expected to continue.

  Managed care organizations and other third party payors have continued to consolidate in order to enhance their ability to influence the delivery of healthcare services. Consequently, the healthcare needs of a large percentage of the United States population are increasingly served by a small number of managed care organizations. These organizations generally enter into service agreements with a limited number of providers for needed services. To the extent such organizations terminate Genesis or Vitalink as a preferred provider and/or engage Genesis's or Vitalink's competitors as preferred or exclusive providers, the business of either could be materially adversely affected.

  For certain specialty medical services covered by the Medicare program, Genesis is reimbursed for its direct costs plus an allocation of indirect costs up to a regional limit. As Genesis expands its specialty medical services, the cost of care for these services are expected to exceed the regional reimbursement limits. As a result, Genesis has submitted and will be required to submit further exception requests to recover the excess costs from Medicare. There is no assurance Genesis will be able to recover such excess costs under pending or any future requests. The failure to recover these excess costs in the future may adversely affect Genesis's financial condition and results of operations.

  Each of Genesis and Vitalink are subject to periodic audits by the Medicare and Medicaid programs, and the paying agencies for these programs have various rights and remedies against Genesis and Vitalink if they assert that Genesis or Vitalink has overcharged the programs or failed to comply with program requirements. Such payment agencies could require Genesis or Vitalink to repay any overcharges or amounts billed in violation of program requirements, or could make deductions from future amounts due to Genesis or Vitalink. Such agencies could also impose fines, criminal penalties or program exclusions. Private pay sources also reserve the right to conduct audits and make monetary adjustments.

GEOGRAPHIC PAYOR CONCENTRATION

  Genesis's operations are principally located in Connecticut, Delaware, Florida, Illinois, Maryland, Massachusetts, New Hampshire, New Jersey, North Carolina, Ohio, Pennsylvania, Rhode Island, Vermont, Virginia, West Virginia and Wisconsin. Any adverse change in the regulatory environment, the reimbursement rates paid under the Medicaid program or in the supply and demand for services in the states in which Genesis operates, and particularly in Florida, Maryland, Massachusetts, New Hampshire, New Jersey and Pennsylvania, could have a material adverse effect on Genesis.

DEPENDENCE ON MANOR CARE

  Net revenues from Manor Care and its patients (including revenues pursuant to government reimbursement programs) accounted for approximately 29%, 48% and 19% of total net revenues of Vitalink in fiscal 1997 and 1996 and the nine months ended February 28, 1998, respectively. On a pro forma basis, after giving effect to the Merger, net revenues from Manor Care would have accounted for approximately 5% of total combined revenues of Genesis for the year ended September 30, 1997. Under various master agreements with Manor Care as described herein, Vitalink may at its option provide pharmaceutical, consulting and infusion therapy products and services to any and all nursing facilities owned or licensed by Manor Care through September 30, 2004, subject to annual renewals provided for therein and in accordance with the terms thereof and subject to each individual patient's right to designate his or her own pharmacy or infusion therapy provider. Each individual pharmacy service agreement entered into pursuant to the master agreements, however, may be limited or terminated under certain circumstances, including upon the disposition of any nursing facilities by Manor Care. On June 10, 1998, Manor Care, Health Care and Retirement Corporation, a Delaware corporation ("HCR"), and Catera Acquisition Corp., a Delaware corporation and wholly owned subsidiary of HCR, entered into an Agreement and Plan of Merger dated as of June 10, 1998 which provided for the merger of Catera Acquisition Corp. into Manor Care (the "Manor Care Merger"). Genesis and Vitalink are not able to predict the effect, if any, that the Manor Care Merger will have upon the relationship between Vitalink or Genesis and Manor Care. On June 30, 1998, Manor Care advised Genesis that it was reviewing its rights under the Master Pharmacy Consulting Agreement (the "Master Pharmacy Consulting Agreement"), the Master Agreement for Infusion Therapy Services (the "Infusion Therapy Services Agreement") and the Master Agreement for Pharmacy Services (the "Pharmacy Services Agreement") between Vitalink and ManorCare Health Services, Inc., a wholly owned subsidiary of Manor Care ("MCHS") (collectively, the "Service Contracts"). On July 2, 1998, at the request of Manor Care and with the written consent of Genesis, Vitalink granted Manor Care a 10-day extension of the period in which Manor Care may have provided notice of non-renewal of the Service Contracts. On July 10, 1998, Manor Care advised Vitalink and Genesis that Manor Care would not provide such notice of non-renewal of the Service Contracts; accordingly, the current term of each of the Service Contracts extends through September 30, 2004, subject to annual renewals provided for therein. See "Relationship Between Vitalink and Manor Care--Manor Care Pharmacy, Infusion Therapy and Consulting Services Agreements."

SIGNIFICANT MANOR CARE OWNERSHIP; MANOR CARE AND GENESIS RELATIONSHIP

  Following the completion of the Merger, depending upon certain allocation and proration procedures and the election of other Vitalink stockholders, Manor Care may beneficially own on a fully-diluted basis up to 18% of the outstanding shares of Genesis. In addition, Manor Care has entered into certain agreements with Genesis concerning their relationship. See "Risk Factors--Dependence on Manor Care" and "Agreements Between Manor Care and Genesis."

INTERESTS OF CERTAIN PERSONS IN THE MERGER

  Certain members of Vitalink's management and the Vitalink Board may be deemed to have interests in the Merger in addition to their interests as Vitalink stockholders generally, which may cause potential conflicts of interest. In addition, certain members of the Manor Care Board of Directors are also members of the Vitalink Board, and in connection with the Merger, Manor Care has entered into certain agreements with Genesis. The Vitalink Board was aware of these factors and considered them, among other factors, in approving the Merger. See "Agreements between Manor Care and Genesis." Such factors include (i) the acceleration of the vesting of Vitalink options as a result of the consummation of the Merger as described under "The Merger Agreement--Effect on Options"; (ii) the treatment of Vitalink options in the Merger as described under "The Merger Agreement--Effect on Options"; (iii) the indemnification to be provided pursuant to the terms of the Merger Agreement as described under "The Merger Agreement--Indemnification; Insurance"; (iv) the payment by Genesis of the premiums for directors' and officers' liability insurance for current Vitalink directors and officers as described under "The Merger Agreement--Indemnification; Insurance"; (v) the cash payments to be received by such persons as a result of the early termination of Vitalink incentive compensation plans and employment agreements; and (vi) certain agreements between Manor Care and Genesis. See "Agreements between Manor Care and Genesis." Manor Care is also party to various operating agreements with Vitalink which will continue in effect after the Effective Time. See "Relationship between Vitalink and Manor Care."

SHARES OF GENESIS STOCK ELIGIBLE FOR SALE BY MANOR CARE

  Although Manor Care has no present intent to dispose of any of the shares of Genesis Preferred Stock it receives as a result of the Merger or Genesis Common Stock issuable upon conversion thereof, Manor Care may, subject to the Rights Agreement, seek to effect such a disposition through a public offering or a private sale to a third party or otherwise. If Manor Care should dispose of all or a substantial amount of its Genesis Preferred Stock or Genesis Common Stock issuable upon conversion of the Genesis Preferred Stock, the prevailing market price of the Genesis Common Stock and Genesis Preferred Stock could be adversely affected. See "Agreements Between Manor Care and Genesis--The Rights Agreement."

COMPETITION

  The healthcare industry is highly competitive. Each of Genesis and Vitalink competes with a variety of other companies in providing its services. Certain competing companies have greater financial and other resources and may be more established in their respective communities than Genesis or Vitalink. Competing companies may offer newer or different centers or services than Genesis or Vitalink and may thereby attract Genesis's or Vitalink's customers who are either presently residents of Genesis's eldercare centers or centers served by Vitalink or are otherwise receiving their eldercare services from Genesis or Vitalink.

RISKS ASSOCIATED WITH GENESIS ACQUISITION STRATEGY

  Genesis has recently completed several acquisitions of eldercare businesses. Genesis also intends to pursue additional acquisitions in the future. There can be no assurance that Genesis will be able to realize expected operating and economic efficiencies from its recent acquisitions, from the Merger or from any future acquisitions or that such acquisitions will not adversely affect Genesis's results of operations or financial condition. In addition, there can be no assurance that Genesis will be able to locate suitable acquisition candidates in the future, consummate acquisitions on favorable terms or successfully integrate newly acquired businesses with Genesis's operations. The consummation of acquisitions likely will result in the incurrence or assumption by Genesis of additional indebtedness.

                             THE SPECIAL MEETINGS

GENERAL

  The Genesis Special Meeting will be held at the Genesis offices, located at 101 East State Street, Kennett Square, Pennsylvania, on Wednesday, August 26, 1998 at 10:00 a.m., local time, for the purpose set forth in Genesis's Notice of Special Meeting of Shareholders and as described below. The Vitalink Special Meeting will be held at Cahill, Gordon & Reindel, located at 80 Pine Street, New York, New York, 10005, on Wednesday, August 26, 1998 at 9:00 a.m., local time, for the purpose set forth in Vitalink's Notice of Special Meeting of Stockholders and as described below. This Joint Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors of each of Genesis and Vitalink of proxies to be used at their respective Special Meetings and at any and all adjournments or postponements thereof. Any person executing a proxy card may revoke it prior to the exercise thereof by filing with the Secretary of Genesis or Vitalink, as the case may be, at or prior to the applicable Special Meeting, at the address specified under the caption "Available Information" in this Joint Proxy Statement/Prospectus, either a written instrument revoking the proxy or a duly executed proxy bearing a later date.

VOTING SECURITIES AND RECORD DATES

  Genesis. Genesis shareholders of record at the close of business on June 30, 1998 are entitled to notice of and to vote at the Genesis Special Meeting. As of June 30, 1998, there were 35,160,513 outstanding shares of Genesis Common Stock. Each share of Genesis Common Stock is entitled to one vote. The presence, in person or by proxy, at the Genesis Special Meeting of the holders of a majority of the shares of Genesis Common Stock outstanding and entitled to vote at the Genesis Special Meeting is necessary to constitute a quorum at the Genesis Special Meeting. Genesis is seeking approval of its shareholders in accordance with the shareholder approval policy of the NYSE. Under the NYSE rules, the affirmative vote of a majority of the total votes cast at the Genesis Special Meeting and entitled to vote thereon is required for approval of the Genesis Proposal. Approval by the Genesis shareholders of the Merger Agreement under the rules of the NYSE is a condition to the consummation of the Merger. Abstentions will be counted for the purpose of determining the existence of a quorum.

  Vitalink. Vitalink stockholders of record at the close of business on June 30, 1998 are entitled to notice of and to vote at the Vitalink Special Meeting. As of June 30, 1998, there were 26,259,466 outstanding shares of Vitalink Common Stock. Each share of Vitalink Common Stock is entitled to one vote. The presence, in person or by proxy, at the Vitalink Special Meeting of the holders of a majority of the shares of Vitalink Common Stock outstanding and entitled to vote at the Vitalink Special Meeting is necessary to constitute a quorum at the Vitalink Special Meeting. The affirmative vote of a majority of the outstanding shares of Vitalink Common Stock entitled to vote thereon is required to approve the Vitalink Proposal. Abstentions will be counted for the purpose of determining the existence of a quorum.

PURPOSE OF SPECIAL MEETINGS

  Genesis. The purpose of the Genesis Special Meeting is to (i) consider and vote upon the Genesis Proposal and (ii) transact such other business as may properly come before the Genesis Special Meeting and at any and all adjournments or postponements thereof.

  Vitalink. The purpose of the Vitalink Special Meeting is to (i) consider and vote upon the Vitalink Proposal and (ii) transact such other business as may properly come before the Vitalink Special Meeting and at any and all adjournments or postponements thereof.

PROXIES

  All shares of Genesis Common Stock and Vitalink Common Stock represented by properly executed proxies received prior to or at the Genesis Special Meeting or Vitalink Special Meeting, as the case may be, and not duly and timely revoked will be voted in accordance with the instructions indicated thereon. Proxies that have been properly executed and returned but with no instructions thereon will be voted FOR the approval and adoption of the Merger Agreement and the transactions contemplated thereby and will be deemed to grant discretionary authority with respect to other matters to be voted upon. A properly executed proxy marked "ABSTAIN," although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate voting power and number of shares represented and entitled to vote at the Genesis Special Meeting or the Vitalink Special Meeting, as the case may be, will not be voted. Accordingly, since the affirmative vote of a majority of shares present and entitled to vote thereon is required for approval of the Merger Agreement and the transactions contemplated thereby at the Genesis Special Meeting and the affirmative vote of a majority of the outstanding shares of Vitalink Common Stock entitled to vote at the Vitalink Special Meeting is required for approval of the Merger Agreement and the transactions contemplated thereby, a proxy marked "ABSTAIN" will have the effect of a vote against the Merger Agreement and the transactions contemplated thereby. Shares represented by "broker non-votes" (i.e., shares held by brokers, fiduciaries or other nominees which are represented at a meeting but with respect to which the broker or nominee is not empowered to vote) will be counted for purposes of determining whether there is a quorum at a Special Meeting but not for purposes of determining the aggregate voting power. In accordance with NYSE rules, brokers and nominees are precluded from exercising their voting discretion with respect to the approval and adoption of either the Genesis Proposal or the Vitalink Proposal and thus, absent specific instructions from the beneficial owner of such shares, are not empowered to vote thereon. Because approval of the affirmative vote of a majority of the total votes cast at the Genesis Special Meeting and entitled to vote thereon is required for approval of the Merger Agreement and the transactions contemplated thereby at the Genesis Special Meeting (provided that the number of votes cast represents more than 50% of the outstanding shares of Genesis Common Stock), a "broker non-vote" will not have the effect of a vote against the Merger Agreement and the transactions contemplated thereby. However, as the affirmative vote of a majority of the outstanding Vitalink Common Stock entitled to vote thereon is required to approve the Merger Agreement and the transactions contemplated thereby, a "broker non-vote" or the failure to vote in person or by proxy will have the effect of a vote against the Vitalink Proposal.

  The Genesis Board and the Vitalink Board are not currently aware of any business to be acted upon at their respective Special Meetings other than as described herein. If, however, other matters are properly brought before either Special Meeting, or any adjournments or postponements thereof, unless instructions to the contrary are marked on the proxy the persons appointed as proxies will have discretion to vote or act thereon according to their judgment. Such adjournments may be for the purpose of soliciting additional proxies. Neither Genesis nor Vitalink currently intends to seek an adjournment of its Special Meeting.

  Any proxy given pursuant to this solicitation may be revoked at any time before such proxy is voted. Attendance at the Genesis Special Meeting or the Vitalink Special Meeting will not in and of itself constitute a revocation of a proxy.

  Each of Genesis and Vitalink will bear its own costs incurred in the solicitation of proxies. In addition to the use of the mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to beneficial owners and Genesis or Vitalink, as the case may be, will, upon request, reimburse them for their reasonable expenses. Genesis and Vitalink have retained ChaseMellon Shareholder Services, L.L.C. to aid in the solicitation of proxies and to verify certain records related to the solicitation at a maximum fee of $4,000.00, plus expenses. To the extent necessary in order to ensure sufficient representation at its respective Special Meeting, Genesis or Vitalink may request by telephone, telegram or in person the return of proxy cards. The extent to which this will be necessary depends entirely upon how promptly proxy cards are returned. Holders of Genesis Common Stock and Vitalink Common Stock are urged to send in their proxies without delay.

                                  THE MERGER

BACKGROUND OF THE MERGER

  The decision of the Vitalink Board to approve and recommend the Merger, the Merger Agreement and the transactions contemplated thereby is the product of an extended evaluation process. As part of the ongoing effort by Vitalink and Manor Care to enhance the strategic position of Vitalink in the marketplace and increase shareholder value, the Vitalink Board, on October 3, 1997, authorized Vitalink management to review strategic alternatives for Vitalink and to engage the services of a financial advisor to assist it in evaluating possible transactions that would be favorable to Vitalink.

  On October 15, 1997, Manor Care, which had indicated its desire to alter the nature of its equity interest in Vitalink, issued a press release announcing its intention to explore strategic alternatives with respect to its ownership of approximately half of the outstanding shares of Vitalink. According to the press release, strategic mergers, joint ventures and other business combinations were among the options that Manor Care would consider. Vitalink issued a similar press release.

  Also on October 15, 1997, Vitalink retained Warburg Dillon Read LLC ("Warburg Dillon Read") as its financial advisor. Manor Care has a long standing relationship with Warburg Dillon Read. Manor Care from time to time has retained Warburg Dillon Read as its financial advisor and consulted with Warburg Dillon Read in connection with the Merger. In addition, Vitalink and Manor Care both consulted with the same legal counsel in connection with the Merger.

  After discussing potential courses of action, Vitalink management authorized Warburg Dillon Read to explore a possible business combination. Shortly thereafter, Warburg Dillon Read and Vitalink compiled a list of potential strategic buyers to be contacted regarding their interest in a transaction with Vitalink. In the following days, Warburg Dillon Read either approached or was approached by 17 companies that were thought to have strategic interest in, and the financial capability to complete, a business combination with Vitalink. Several prospective purchasers expressed preliminary levels of interest and, in the last two weeks of October 1997, Vitalink management made presentations to four of the potential purchasers, including Genesis.

  In November 1997, Vitalink received written, non-binding indications of interest from three of the four prospective purchasers, not including Genesis. The first proposal indicated a purchase price payable in an unspecified combination of cash, convertible preferred and common stock of the purchaser with an implied value of $24 to $26 per Vitalink share. This proposal was subsequently withdrawn in early 1998. The second proposal indicated a purchase price payable in a combination of convertible preferred and/or common stock of the purchaser with an implied value of $28 per Vitalink share. This proposal was subsequently reduced to a purchase price with an implied value of $20 to $25 per Vitalink share in late December 1997 and was withdrawn altogether in early 1998. The third proposal indicated a purchase price payable in a combination of convertible preferred and/or common stock of the purchaser with an implied value of $25 to $27 per Vitalink share. This proposal was withdrawn in early 1998.

  In December 1997, Vitalink, together with Warburg Dillon Read, began negotiating toward a firm proposal with one of the prospective purchasers. The prospective purchaser failed to deliver an acceptable proposal to Vitalink.

  In early January 1998, Vitalink management and Warburg Dillon Read contacted potential purchasers again in order to determine their level of interest in pursuing a transaction. Two of the entities (including Genesis) that initially had indicated interest responded favorably and met further with Vitalink management.

  In the last week of January 1998, Genesis met with Vitalink management. In February 1998, Vitalink and Genesis, together with their respective financial advisors, began negotiating a firm proposal.

  During the course of the negotiations, Genesis indicated to Vitalink that it would only proceed negotiating a possible business combination if Vitalink and Manor Care agreed to suspend the process of exploring strategic alternatives and negotiate exclusively with Genesis. Accordingly, Vitalink, Manor Care and Genesis entered into a non-solicitation agreement, pursuant to which Vitalink and Manor Care agreed to negotiate exclusively with Genesis with respect to a potential business combination and to cease any existing discussions or negotiations with third parties for a limited period of time.

  At the beginning of March 1998, members of the senior management of each of Vitalink, Genesis and Manor Care, together with representatives of Warburg Dillon Read, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), financial advisor to Genesis, and respective legal counsel, held a conference call to discuss certain proposed terms of the Merger.

  In the second week of March 1998, representatives of each of Vitalink and Genesis met in order to discuss certain non-public information concerning their respective business strategies, operations, principal properties, financial statements, capital budgets and related matters. Vitalink, Genesis and their respective financial advisors and legal counsel began to negotiate the terms of the Merger Agreement and they and Manor Care began negotiating the terms of the ancillary documents.

  Also in the second week of March 1998, Vitalink received an unsolicited, written, non-binding indication of interest from one of the entities to which Vitalink management had previously made a presentation. This proposal indicated a purchase price payable in common stock of the purchaser with an implied value of $23 per Vitalink share. This proposal was subsequently reduced to a purchase price payable in the common stock of the purchaser with an implied value of $21 per Vitalink share.

  On March 16, 1998, the Vitalink Board, at a regularly scheduled meeting, reviewed the terms of the Genesis offer and the unsolicited proposal in relation to how each satisfied the objectives of the process of exploring strategic alternatives. After extensive deliberation, the Vitalink Board concluded that the Genesis offer was the most attractive proposal it had received in the process and directed management to continue negotiations with Genesis in an effort to reach a definitive agreement.

  In the third week of March 1998, members of senior management of Vitalink, Genesis and Manor Care, together with their financial advisors and legal counsel, met in Philadelphia, Pennsylvania to negotiate the terms of the Merger Agreement and the ancillary documents. At the meeting, the parties failed to reach agreement on certain issues. Vitalink, Manor Care and their financial advisor and legal counsel continued to discuss the open issues.

  During the first week of April 1998, Genesis and Manor Care entered into discussions regarding a possible business combination. After consideration of certain matters, the parties determined to discontinue such discussions.

  In mid-April 1998, senior management of each of Vitalink and Genesis, together with representatives of Warburg Dillon Read, Merrill Lynch and legal counsel to each of Vitalink and Genesis held numerous conference calls to resolve various open issues with respect to the Merger and met to begin finalizing the documentation of the terms of the Merger.

  On April 23, 1998, the entire Vitalink Board, including those directors who are also directors of Manor Care, convened for a special telephonic meeting to receive the views of Vitalink management and Vitalink's financial and legal advisors regarding the proposed Merger. Vitalink management updated the Vitalink Board regarding the terms of the Merger. Warburg Dillon Read reviewed its analysis of the terms of the Merger that was presented at the March 16, 1998 meeting of the Vitalink Board and advised the Vitalink Board that it was prepared to render its oral opinion that as of such date, the Closing Consideration to be received by the holders of Vitalink Common Stock in the Merger was fair to such holders from a financial point of view. The Vitalink Board reviewed the material terms of the legal documents to be entered into by Vitalink. After discussion, the Vitalink Board unanimously approved the Merger Agreement and the transactions contemplated thereby, subject to the satisfactory resolution of all remaining open issues thereunder and the finalization of the documentation relating to the Merger in satisfactory form and substance.

  On April 20, 1998, the Genesis Board met for a special telephonic meeting and reviewed, with the advice and assistance of Genesis's management and Genesis's financial and legal advisors, the proposed Merger Agreement, Voting Agreement, Rights Agreement and related agreements and transactions. At such meeting, Genesis's management and financial and legal advisors made presentations to the Genesis Board concerning the proposed transaction.

  On April 24, 1998, the Genesis Board met for a special telephonic meeting and Merrill Lynch provided its opinion to the effect that as of such date the Closing Consideration to be paid to the holders of Vitalink Common Stock was fair to Genesis from a financial point of view. See "--Opinion of Genesis's Financial Advisor." By unanimous vote of the members present, the Genesis Board approved the proposed Merger Agreement, Voting Agreement, Rights Agreement and the related agreements and transactions.

  On April 25 and April 26, 1998, Vitalink, Genesis and Manor Care and their respective legal counsel continued to finalize the documentation of the Merger and certain of the ancillary agreements.

  On April 26, 1998, Warburg Dillon Read delivered its written opinion that, as of such date, the Closing Consideration to be received by Vitalink stockholders as a result of the transactions contemplated by the Merger Agreement was fair to such stockholders from a financial perspective.

  On the evening of April 26, 1998, Vitalink and Genesis executed the Merger Agreement, and the parties to the Voting Agreement, Rights Agreement and certain other ancillary documents executed those agreements.

  On April 27, 1998, Vitalink, Genesis and Manor Care issued a joint press release announcing that Vitalink and Genesis had entered into a definitive agreement to effect the combination of Vitalink and Genesis.

  On and after April 29, 1998, certain stockholders of Vitalink (the "Plaintiffs") filed four separate actions in Delaware state court against Vitalink, certain of its officers and directors, Genesis and Manor Care (collectively, the "Defendants") alleging, among other things, that Vitalink, the individual Defendants and Manor Care breached certain duties owed to the Plaintiffs in connection with the Merger Agreement and certain of the transactions contemplated thereby, and that Genesis has knowingly aided and abetted that alleged breach (the "Stockholders Litigation"). In their complaints, the Plaintiffs sought damages and preliminary and permanent relief to enjoin the Defendants from consummating the Merger and the transactions contemplated thereby. On July 27, 1998, the Plaintiffs and the Defendants entered into a Memorandum of Understanding pursuant to which they agreed in principle, subject to the execution of a written Stipulation of Settlement and approval by the court, to settle the Stockholders Litigation by (a) allowing the Genesis Preferred Stock received by the Vitalink minority stockholders in connection with the Merger to become freely transferable beginning on the first anniversary of the Effective Time and (b) including certain additional disclosures in this Joint Proxy Statement/Prospectus.

GENESIS'S REASONS FOR THE MERGER; RECOMMENDATION OF GENESIS BOARD

  Genesis's Reasons for the Merger. The Genesis Board believes that the Merger is in the best interests of Genesis and its shareholders. Accordingly, the Genesis Board has approved and adopted the Merger Agreement and recommends that Genesis shareholders vote FOR the approval and adoption of the Merger Agreement and the transactions contemplated thereby.

  In negotiating the terms of the Merger and in considering its recommendation for the approval of the Merger Agreement, the Genesis Board considered a number of factors including, without limitation, the following:

    (i) the Closing Consideration to be paid to the Vitalink stockholders in relation to the market value, book value and earnings per share of the Vitalink Common Stock;

    (ii) the Genesis Board's review, based in part on presentations by Merrill Lynch, its financial advisor, and management, of the business, operations and financial condition of Vitalink, the prospects of the combined business, and the increased market presence, economies of scale, cost savings opportunities and enhanced opportunities for growth made possible by the Merger;

    (iii) the Genesis Board's recognition of the complementary nature of the markets served and products offered by Genesis and Vitalink and its expectation that the Merger would provide it with opportunities for additional growth;

    (iv) the impact the Merger is anticipated to have on Genesis's consolidated results of operations, including anticipated cost savings;

    (v) the opinion of Merrill Lynch that the Closing Consideration to be paid by Genesis is fair, from a financial point of view, to Genesis (see "--Opinion of Genesis's Financial Advisor");

    (vi) the Merger is consistent with Genesis's ongoing strategy of growth through acquisitions; and

    (vii) the terms of the Merger Agreement and the other documents executed in connection with the Merger.

  The Genesis Board also considered the importance of (a) the completion of the Merger on a tax-free basis and (b) the importance of Vitalink's contract for the right to service all beds for Manor Care. In addition, the Genesis Board also considered certain potential adverse effects of the Merger on Genesis, including the possible failure to integrate Vitalink into the operations of Genesis, increased leverage and failure to realize certain anticipated benefits of the Merger. After considering the benefits and possible detriments of each of the above-mentioned factors, the Genesis Board determined the Merger was in the best interest of its shareholders.

  The Genesis Board did not assign any specific or relative weights to any of the foregoing factors it considered in reaching its determination.

OPINION OF GENESIS'S FINANCIAL ADVISOR

  At the meeting of the Genesis Board held on April 24, 1998, Merrill Lynch rendered its opinion that, as of such date, and based upon the assumptions made, matters considered and limits of review set forth in Merrill Lynch's written opinion (the "Merrill Lynch Opinion"), the Closing Consideration was fair to Genesis from a financial point of view.

  The full text of the Merrill Lynch Opinion is attached hereto as Appendix B and is incorporated herein by reference. The description of the Merrill Lynch Opinion set forth herein is qualified in its entirety by reference to the full text of the Merrill Lynch Opinion set forth in Appendix B. Genesis shareholders are urged to read the Merrill Lynch Opinion in its entirety for a description of the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken, by Merrill Lynch in connection therewith.

  THE MERRILL LYNCH OPINION IS DIRECTED TO THE GENESIS BOARD AND ADDRESSES ONLY THE FAIRNESS FROM A FINANCIAL POINT OF VIEW OF THE CLOSING CONSIDERATION TO GENESIS. IT DOES NOT ADDRESS THE MERITS OF THE UNDERLYING BUSINESS DECISION OF GENESIS TO ENGAGE IN THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY GENESIS SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE GENESIS SPECIAL MEETING WITH RESPECT TO THE MERGER OR ANY OTHER MATTER IN CONNECTION THEREWITH.

  Merrill Lynch has informed Genesis that in arriving at its written opinion, Merrill Lynch: (1) reviewed certain publicly available business and financial information relating to Genesis and Vitalink that it deemed to be relevant;
(2) reviewed certain information, including financial forecasts, relating to the businesses, earnings, cash flow, assets, liabilities and prospects of Genesis and Vitalink, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the Merger (the "Expected Synergies"), furnished to Merrill Lynch by management of Genesis;
(3) conducted discussions with members of the senior management and representatives of Genesis and Vitalink concerning the matters set forth in clauses (1) and (2) above, as well as their respective businesses and prospects before and after giving effect to the Merger; (4) reviewed the market prices and valuation multiples for Vitalink Common Stock and compared them with those of certain publicly traded companies that Merrill Lynch deemed to be relevant; (5) reviewed the results of operations of Vitalink and compared them with those of certain publicly traded companies that Merrill Lynch deemed to be relevant;
(6) compared the proposed financial terms of the Merger with the financial terms of certain other transactions which Merrill Lynch deemed to be relevant;
(7) participated in discussions and negotiations among representatives of Vitalink and Genesis and their financial and legal advisors; (8) reviewed the potential pro forma impact of the Merger on Genesis; (9) reviewed the Merger Agreement; (10) reviewed the Voting Agreement between Genesis and certain stockholders of Vitalink and the Rights Agreement between Genesis and certain stockholders of Vitalink; (11) reviewed the form of the Certificate of Designation of Genesis setting forth the preferences, rights and designations for the Genesis Preferred Stock which is attached as an exhibit to the Merger Agreement; and (12) reviewed such other financial studies and analyses and took into account such other matters as Merrill Lynch deemed necessary, including Merrill Lynch's assessment of general economic, market and monetary conditions.

  In performing its analyses, numerous assumptions were made with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Merrill Lynch, Vitalink or Genesis. Any estimates contained in the analyses performed by Merrill Lynch are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

  In preparing the Merrill Lynch Opinion, Merrill Lynch assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to it, discussed with or reviewed by or for it, or publicly available, and it has not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of Vitalink or been furnished with any such evaluation or appraisal. In addition, Merrill Lynch did not assume any obligation to conduct any physical inspection of the properties or facilities of Vitalink. With respect to the financial forecast information and the Expected Synergies furnished to or discussed with Merrill Lynch by Genesis or Vitalink, Merrill Lynch assumed that they were reasonably prepared and reflected the best currently available estimates and judgment of Vitalink's or Genesis' management as to the expected future financial performance of Vitalink or Genesis, as the case may be, and the Expected Synergies.

  The Merrill Lynch Opinion was necessarily based upon market, economic and other conditions as they existed and could be evaluated on, and the information made available to Merrill Lynch as of, the date of the Merrill Lynch Opinion. Merrill Lynch assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the Merger, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed that will have a material adverse effect on the contemplated benefits of the Merger. Merrill Lynch further assumed, with Genesis's consent, that the Merger will qualify as a tax-free reorganization for U.S. federal income tax purposes.

  In connection with rendering the Merrill Lynch Opinion, Merrill Lynch performed a variety of financial analyses, including those summarized below. These analyses were presented to the Genesis Board at a meeting held on April 20, 1998. The summary set forth below does not purport to be a complete description of the analyses performed by Merrill Lynch in this regard, although it describes all material analyses performed by Merrill Lynch in connection therewith. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to a partial analysis or summary description. Accordingly, notwithstanding the separate analyses summarized below, Merrill Lynch believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors considered by it, without considering all such analyses and factors, or attempting to ascribe relative weights to some or all such analyses and factors, could create an incomplete view of the evaluation process underlying the Merrill Lynch Opinion.

  The financial forecasts furnished to Merrill Lynch and used by it in certain of its analyses were prepared by the management of Genesis. Genesis does not publicly disclose financial forecasts of the type provided to Merrill Lynch in connection with its review of the Merger, and as a result, such financial forecasts were not prepared with a view towards public disclosure. The financial forecasts were based on numerous variables and assumptions which are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions, and accordingly, actual results could vary significantly from those set forth in such financial forecasts.

  The following is a summary of the material analyses performed by Merrill Lynch in connection with the Merrill Lynch Opinion.

  Historical Trading Analysis. Merrill Lynch reviewed the historical stock market performance of Vitalink Common Stock. This analysis indicated that the 52-week trading price of a share of Vitalink Common Stock ranged between $17.13 and $25.88.

  Selected Publicly Traded Comparable Companies Analysis. Using publicly available information, Merrill Lynch reviewed the stock prices (as of April 17, 1998) and market multiples of common stocks of the following companies:
Omnicare, Inc., PharMerica, Inc. and NCS Healthcare, Inc. (the "Comparable Companies"). Merrill Lynch believes these companies are engaged in lines of business that are generally comparable to those of Vitalink. Merrill Lynch determined the stock prices of the Comparable Companies as a multiple of estimated 1998 calendar year earnings per share ("EPS"), as estimated by First Call Corporation ("First Call"). For estimated 1998 calendar year EPS, the multiples ranged from 24.2x to 36.4x. Merrill Lynch also compared the stock prices of the Comparable Companies as a multiple of estimated 1998 calendar year EPS to their respective projected five-year EPS growth rates, as estimated by First Call. The multiples ranged from 96.8% to 134.7% of the projected five-year EPS growth rates. Based on the application of these multiples to Vitalink, Merrill Lynch determined an implied range of equity values per share for Vitalink Common Stock which ranged from a high of $36.80 per share to a low of $18.60 per share.

  Because Vitalink has received a notice of nonrenewal from Paragon Health Network, Inc. ("Paragon") with respect to a pharmaceutical supply agreement between Vitalink and Paragon, Merrill Lynch also calculated an implied range of equity values per share for Vitalink Common Stock by separately valuing Vitalink's earnings associated with Paragon (the "Paragon Earnings") and the remaining Vitalink earnings (without earnings associated with Paragon) (the "Remaining Vitalink"). Under this valuation methodology (the "Alternative Methodology"), Merrill Lynch calculated the present value of the after-tax earnings before interest, taxes, depreciation and amortization ("EBITDA") for the Paragon Earnings based on certain assumptions with respect to such Paragon Earnings and separately calculated the value of the Remaining Vitalink using each of the methodologies described herein. Based on the Alternative Methodology and the application of the multiples derived for the Comparable Companies to the Remaining Vitalink, Merrill Lynch calculated an implied range of equity values per share for Vitalink Common Stock which ranged from a high of $29.90 per share to a low of $18.05 per share.

  Selected Acquisition Transactions Analysis. Using publicly available information, Merrill Lynch reviewed the purchase prices and multiples paid in selected mergers and acquisitions involving companies which Merrill Lynch deemed relevant in evaluating the Merger. Merrill Lynch reviewed the acquisition of CompuPharm, Inc. by GranCare, Inc.; the acquisition of Evergreen Pharmaceutical, Inc. by Omnicare, Inc.; the acquisition of Symphony Pharmacy Services by Capstone Pharmacy Services, Inc.; the acquisition of TeamCare by Vitalink; the acquisition of Clinical Care Health Care Services by Capstone Pharmacy Services, Inc.; the acquisition of Pharmacy Corporation of America by Capstone Pharmacy Services, Inc.; the acquisition of American Medserve Corporation by Omnicare, Inc.; and the acquisition of CompScripts Inc. by Omnicare, Inc. (collectively, the "Acquisition Comparables").

  Merrill Lynch calculated the multiples of transaction values for the Acquisition Comparables (calculated as the consideration offered for the equity (using the acquiror's stock price where relevant) plus the book value of debt less cash and cash equivalents) to the EBITDA of the acquired businesses for the 12 months preceding the acquisition announcements, which ranged from 5.6x to 15.0x, with a mean of 11.1x and a median of 11.5x. Based on the application of the multiples derived from the Acquisition Comparables to the estimated EBITDA of Vitalink for the fiscal year ended May 31, 1998, the implied range of equity values per share for Vitalink Common Stock ranged from $22.10 to $27.60. Merrill Lynch also calculated the implied range of equity values per share for Vitalink Common Stock derived from the Acquisition Comparables based on the Alternative Methodology, which ranged from $22.05 to $27.00.

  No company or transaction used in the analyses described under "--Selected Publicly Traded Comparable Companies Analysis" and "--Selected Acquisition Transactions Analysis" is identical to Vitalink or the Merger. Accordingly, an analysis of the results thereof necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the transaction or the public trading or other values of Vitalink or companies to which they are being compared. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable acquisition or company data. In addition, in performing the analysis described under "-- Selected Publicly Traded Comparable Companies Analysis," Merrill Lynch calculated the multiples of stock price to estimated 1998 calendar year EPS for the Comparable Companies based on projections prepared by research analysts using only publicly available information. Accordingly, such estimates may or may not prove to be accurate.

  Discounted Cash Flow Analysis. Merrill Lynch performed a discounted cash flow ("DCF") analysis (i.e., an analysis of the present value of the projected free cash flows for the periods using the discount rates indicated) of Vitalink as of May 31, 1998 using financial forecasts for the years 1998 through 2003 provided by management of Genesis and a fiscal year end 2003 terminal value of Vitalink based upon a range of multiples of forecasted year end 2003 EBITDA. Based on net debt of $75 million as of May 1998 and diluted shares of 26.3 million and using discount rates based upon a weighted average cost of capital analysis for Vitalink and comparable companies of 12% to 14% and terminal value multiples of fiscal year end 2003 estimated EBITDA ranging from 8.0x to 10.0x, the DCF analysis yielded a range of equity values per share for Vitalink of $21.00 to $27.50, without giving effect to the Expected Synergies, and $25.00 to $32.50, after giving effect to the Expected Synergies. Merrill Lynch also performed the DCF analysis using the Alternative Methodology, which yielded a range of equity values per share for Vitalink of $19.75 to $26.10, without giving effect to the Expected Synergies, and $23.75 to $31.10, after giving effect to the Expected Synergies.

  Pro Forma Merger Analysis. Based on the financial forecasts provided by Genesis, Merrill Lynch analyzed certain pro forma effects of the Merger, including the potential impact on the projected stand-alone EPS of Genesis Common Stock and the anticipated per share EPS accretion (i.e., incremental increase) to such stock resulting from the Merger. After giving effect to the Expected Synergies and assuming that 50% of the aggregate consideration to be received by the stockholders of Vitalink will be convertible preferred stock, this analysis indicated that the Merger would be accretive to projected earnings per share of Genesis Common Stock for fiscal years 1998 through 2001 inclusive.

  Merrill Lynch has been retained by the Genesis Board as an independent contractor to act as financial advisor to Genesis in connection with the Merger. Genesis selected Merrill Lynch to act as its financial advisor because Merrill Lynch is an internationally recognized investment banking firm with substantial experience in transactions similar to the Merger and because it is familiar with Genesis and its business. Merrill Lynch regularly engages in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, secondary distributions of listed and unlisted securities and private placements. In addition, Merrill Lynch is currently providing and has in the past provided financial advisory and financing services to Genesis and may continue to do so and has received, and may receive, fees for the rendering of such services.

  Genesis and Merrill Lynch entered into a letter agreement dated April 14, 1998 relating to the services to be provided by Merrill Lynch in connection with the Merger. Genesis agreed to pay Merrill Lynch fees as follows: (i) a fee of $100,000 payable in cash on the date of the letter agreement, and (ii) a fee of $4,200,000 payable in cash upon the closing of the Merger, against which the fees described in clause (i) will be credited. In such letter agreement, Genesis also agreed to reimburse Merrill Lynch for its reasonable out-of-pocket expenses incurred in connection with its advisory work, including the reasonable fees and disbursements of its legal counsel, and to indemnify Merrill Lynch against certain liabilities relating to or arising out of the Merger, including liabilities under the securities laws. In addition, Genesis has agreed that if it pursues any public offering or private placement of securities in connection with the financing of the cash portion of the Closing Consideration, it will engage Merrill Lynch as lead manager or lead placement agent, as the case may be, on customary terms to be mutually agreed upon.

VITALINK'S REASONS FOR THE MERGER; RECOMMENDATION OF VITALINK BOARD

  The Vitalink Board believes that the Merger constitutes a significant strategic opportunity for Vitalink's institutional pharmacy business. The Vitalink Board has determined unanimously that the Merger, the Merger Agreement and the transactions contemplated thereby are fair to and in the best interests of Vitalink and its stockholders. The Vitalink Board recommends that the stockholders of Vitalink vote in favor of the approval of the Merger Agreement and the transactions contemplated thereby. In reaching this conclusion, the Vitalink Board, with the assistance of its financial and legal advisors, considered a number of factors, including, without limitation, the following:

    (i) the Closing Consideration to be paid to the Vitalink stockholders in relation to the market value, book value and earnings per share of the Vitalink Common Stock;

    (ii) the combined pharmacy company resulting from the Merger is expected to benefit from several operational efficiencies including, but not limited to (a) greater purchasing power which will allow it to reduce its cost of goods sold and deal more effectively with, and obtain more favorable pricing from, large wholesalers and pharmaceutical corporations that act as suppliers to institutional pharmacy companies, (b) elimination of duplicative administrative and accounting functions, (c) consolidation of local pharmacy operations where service areas overlap and (d) reduction of corporate overhead and building and other expenses;

    (iii) the combined company will have the opportunity to cross sell products and services including medical supplies and home infusion products to customers;

    (iv) the combined company will possess greater managerial, operational and financial resources than Vitalink alone. As a result of its greater financial resources, the combined company may be expected to have enhanced access to capital on more favorable terms than were previously available to Vitalink;

    (v) the terms of the Merger Agreement and the other documents executed in connection therewith;

    (vi) after having pursued a process of seeking strategic alternatives, the offer from Genesis was the highest value offer received; and

    (vii) the oral and written presentations of Warburg Dillon Read and its opinion that, as of April 26, 1998, the Closing Consideration is fair to the stockholders of Vitalink from a financial point of view and the analyses forming the bases for such opinions. See "--Opinion of Vitalink's Financial Advisor" for a discussion of the factors considered by Warburg Dillon Read in rendering its opinion. Such opinion is subject to limitations, qualifications and assumptions, and is included as Appendix C hereto and should be read in its entirety.

  The Vitalink Board also considered the importance of the completion of the Merger on a tax-free basis to Vitalink.

  The Vitalink Board also considered certain risks and potential disadvantages associated with the Merger, including the risk that management's attention will be diverted by the distractions associated with a business combination such as the Merger and the potential business disruption to the business of Vitalink and Genesis as well as the risk that the transaction might not be consummated as a result of a failure to satisfy certain conditions precedent to the Merger Agreement.

  The foregoing discussion of information and factors considered by the Vitalink Board is not intended to be exhaustive, but is intended to set forth all material information related thereto. In view of the wide variety of factors considered in connection with its evaluation of the terms of the Merger, the Vitalink Board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weight to, the specific factors considered in reaching its determinations.

  THE VITALINK BOARD UNANIMOUSLY RECOMMENDS TO ITS STOCKHOLDERS THAT THEY VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

OPINION OF VITALINK'S FINANCIAL ADVISOR

  The Vitalink Board retained Warburg Dillon Read to act as financial advisor in connection with the Merger. On April 26, 1998, Warburg Dillon Read rendered its written opinion to the Vitalink Board, to the effect that, and based upon and subject to the limitations, assumptions, qualifications set forth therein, as of the date thereof, the consideration to be received by the holders of Vitalink Common Stock in the Merger is fair to such holders, from a financial point of view. The full text of Warburg Dillon Read's opinion dated April 26, 1998, which sets forth a description of the assumptions made, general procedures followed, matters considered and limitations on the review undertaken, is set out in Appendix C. Holders of Vitalink Common Stock are urged to read the opinion carefully in its entirety, especially with regard to the assumptions made and matters considered by Warburg Dillon Read. The summary of opinion set forth herein is qualified in its entirety by reference to the full text of such opinion.

  In arriving at its opinion, Warburg Dillon Read, among other things: (i) reviewed certain publicly available business and historical financial information relating to Genesis and Vitalink, (ii) reviewed certain internal non-public estimates and company financial forecasts prepared by the managements of Genesis and Vitalink, (iii) reviewed certain financial information and other data provided to Warburg Dillon Read by Vitalink that is not publicly available relating to the business and prospects of Vitalink,
(iv) reviewed certain financial information and other data provided to Warburg Dillon Read by Genesis that is not publicly available relating to the business and prospects of Genesis, (v) conducted discussions with members of the senior managements of Genesis and Vitalink with respect to the operations, financial condition, history and prospects of each company, (vi) reviewed publicly available financial and stock market data with respect to certain other companies in lines of business Warburg Dillon Read believes to be generally comparable to those of Genesis and Vitalink, (vii) considered the pro forma effects of the Merger on Genesis's financial statements and reviewed certain estimates of synergies prepared by the management of Genesis, (viii) reviewed the historical market prices of the Genesis Common Stock and the Vitalink Common Stock, (ix) compared the financial terms of the Merger with the financial terms of certain other transactions which Warburg Dillon Read believes to be generally comparable to the Merger, (x) reviewed the financial terms of the Genesis Preferred Stock, (xi) reviewed the draft Merger Agreement, and (xii) conducted such other financial studies, analyses, and investigations, and considered such other information as Warburg Dillon Read deemed necessary or appropriate, but none of which was individually material. Warburg Dillon Read's opinion was necessarily based upon economic, monetary, market and other conditions as in effect on, and the information made available to Warburg Dillon Read, as of the date thereof.

  In connection with its review, Warburg Dillon Read, with Vitalink's consent, did not assume any responsibility for independent verification of any of the foregoing information and, with Vitalink's consent, relied on such information as being complete and accurate in all material respects. In addition, with Vitalink's consent,

Warburg Dillon Read did not make or receive any evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of Genesis and Vitalink nor was Warburg Dillon Read furnished with such appraisal or evaluations. With respect to the financial forecasts, pro forma effects and estimates of synergies referred to above, Warburg Dillon Read has assumed, at Vitalink's direction, that the Genesis and Vitalink company financial forecasts, pro forma information and estimates of synergies have been prepared reasonably on a basis reflecting the best currently available estimates and judgments of the respective managements as to the future financial performance of their respective companies and will be realized in the amounts and at the times contemplated thereby. In connection with its engagement, Warburg Dillon Read was requested to approach, and held discussions with, third parties to solicit indications of interest in a possible acquisition of Vitalink.

  Warburg Dillon Read's opinion does not address Vitalink's underlying business decision to effect the Merger. In rendering its opinion, Warburg Dillon Read did not render any opinion as to the value of Genesis or make any recommendation to the holders of Vitalink Common Stock with respect to the advisability of disposing of, electing to receive, or retaining Genesis Preferred Stock or the underlying Genesis Common Stock received in the Merger. In addition, Warburg Dillon Read did not make any recommendation regarding whether or not it is advisable for holders of Vitalink Common Stock to vote in favor of the Merger.

  In arriving at its opinion, Warburg Dillon Read did not assign any particular weight to any analysis or factor considered by it, but rather made qualitative judgments based on its experience in rendering such opinions and on then existing economic, monetary and market conditions as to the significance and relevance of each analysis and factor. Accordingly, Warburg Dillon Read believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying such analyses and its opinion. In its analyses, Warburg Dillon Read made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond Genesis's and Vitalink's control. Any estimates contained in Warburg Dillon Read's analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. In addition, analyses relating to the value of a business or securities do not purport to be appraisals or to reflect the actual prices at which businesses or securities might be sold. The material valuation methods used are summarized below.

  Warburg Dillon Read is an internationally recognized investment banking firm which, as a part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. In the past, Warburg Dillon Read and its predecessors have provided investment banking services to Vitalink and Manor Care and have received customary compensation for the rendering of such services. In the ordinary course of business, Warburg Dillon Read, its predecessors and affiliates, may have traded the securities of Vitalink and Genesis for their own accounts and, accordingly, may at any time hold a long or short position in such securities.

  Pursuant to the engagement letter between Vitalink and Warburg Dillon Read, Vitalink has paid to Warburg Dillon Read a fee of $650,000 for the rendering of its opinion and has agreed to pay Warburg Dillon Read an additional $2,850,000 upon consummation of the Merger. Vitalink has also agreed to reimburse Warburg Dillon Read for the expenses reasonably incurred by it in connection with its engagement (including reasonable counsel fees) and to indemnify Warburg Dillon Read and its officers, directors, employees, agents and controlling persons against certain expenses, losses, claims, damages or liabilities in connection with its services, including those arising under the federal securities laws.

 Analyses Related to Vitalink

  Analysis of Selected Comparative Companies. Using publicly available information, Warburg Dillon Read analyzed selected financial criteria of companies which, in Warburg Dillon Read's judgment, were generally comparable to Vitalink for the purpose of this analysis. The comparable companies were as follows: NCS

HealthCare, Inc. ("NCS"), Omnicare, Inc. ("Omnicare") and PharMerica, Inc. ("PharMerica") (the "Vitalink Comparative Companies"). Warburg Dillon Read (i) calculated stock price as a multiple of estimated calendar 1998 earnings per share ("EPS") based on industry sources and compared this multiple with the estimated long-term EPS growth rate based on industry sources; (ii) derived an "enterprise value" (defined as equity market value plus the book value of debt and preferred stock less cash and cash equivalents); (iii) calculated enterprise value as a multiple of latest twelve months ("LTM") revenue, LTM earnings before interest, taxes, depreciation and amortization ("EBITDA") and LTM earnings before interest and taxes ("EBIT") and (iv) calculated enterprise value as a multiple of latest quarter annualized ("LQA") revenue, LQA EBITDA and LQA EBIT.

  The range for equity value as a multiple of each of the indicated statistics for each of the Vitalink Comparative Companies were as follows: estimated 1998 EPS of 30.2x for NCS, 33.8x for Omnicare and 24.0x for PharMerica; and estimated 1998 price to earnings multiple to estimated long-term EPS growth rate of 1.00x for NCS, 1.24x for Omnicare and 0.91x for PharMerica, compared to equity value multiples of 21.1x and 2.17x, respectively, for Vitalink using a stock price of $22.50 for Vitalink. The range for enterprise value as a multiple of each of the indicated statistics for each of the Vitalink Comparison Companies were as follows: LTM and LQA revenue of 1.65x and 1.40x, respectively, for NCS, 3.52x and 2.78x, respectively, for Omnicare, and 1.69x and 1.90x, respectively, for PharMerica; LTM and LQA EBITDA of 16.7x and 14.2x, respectively, for NCS, 24.4x and 19.9x, respectively, for Omnicare, and 13.6x and 15.7x, respectively, for PharMerica; and LTM and LQA EBIT of 25.1x and 20.6x, respectively, for NCS, 30.4x and 25.5x, respectively, for Omnicare, and 19.2x and 22.4x, respectively, for PharMerica; compared to enterprise value multiples of 1.55x and 1.36x, 10.9x and 9.8x, and 14.7x and 13.2x, respectively, for Vitalink using a stock price of $22.50 for Vitalink.

  Analysis of Selected Comparative Transactions. Using publicly available information, Warburg Dillon Read analyzed selected financial criteria of 16 transactions completed or pending in the institutional pharmacy industry which, in Warburg Dillon Read's judgment, were generally comparable to the Merger for the purpose of this analysis. The acquisitions reviewed by Warburg Dillon Read, in reverse chronological order of announcement date were as follows: the pending acquisition of CompScript, Inc. by Omnicare, the acquisition of American Medserve Corporation by Omnicare, the merger of Pharmacy Corporation of America with Capstone Pharmacy Services, Inc., the acquisition of TeamCare, Inc. by Vitalink, the acquisition of Pompton Nursing Home Suppliers, Inc. by Omnicare, the acquisition of Symphony Pharmacy Services, Inc. by Capstone Pharmacy Services, Inc., the acquisition of NeighborCare Pharmacies Inc. by Genesis, the acquisition of Insta-Care Holdings Inc. by Pharmacy Corporation of America, the acquisition of the Institutional Pharmacy Business of Synetic, Inc. by Pharmacy Corporation of America, the acquisition of Evergreen Pharmaceuticals, Inc. by Omnicare, the acquisition of LTC Pharmaceutical Services Corporation by GranCare, Inc., the acquisition of CompuPharm, Inc. by GranCare, Inc., the acquisition of West End Family Pharmacy, Inc. by Vitalink, the acquisition of Westhaven Services Corporation by Omnicare, the acquisition of Pharmacare, Inc. by Omnicare, and the acquisition of Langsam Nursing Pharmacy, Inc. by Omnicare (the "Comparative Transactions"). Warburg Dillon Read calculated enterprise value as a multiple of LTM revenue, LTM EBITDA and LTM EBIT.

  The range and median for enterprise value as a multiple of each of the indicated statistics for the Comparative Transactions were as follows: LTM revenue of 0.83x to 1.77x with a median of 1.31x; LTM EBITDA of 6.1x to 19.2x with a median of 11.3x; and LTM EBIT of 7.2x to 39.0x with a median of 14.1x. These results were compared with the implied multiples of Vitalink based on a purchase price of $22.50 per share of Vitalink Common Stock which were as follows: LTM revenue of 1.55x; LTM EBITDA of 10.9x; and LTM EBIT of 14.7x.

  Discounted Cash Flow Analysis. Warburg Dillon Read performed a discounted cash flow analysis based on Vitalink's projections with two scenarios developed by Vitalink management as follows: (i) a base case and (ii) a downside case. Utilizing several scenarios of Vitalink's projections, Warburg Dillon Read calculated the theoretical discounted present value of equity for Vitalink by adding together the present value of (i) the future stream of free cash flow through the year ended May 31, 2003, (ii) the future value of Vitalink at the end of the year ended May 31, 2003 (the "Terminal Value"), and
(iii) the net debt at November 30, 1997. The Terminal

Value was calculated based on terminal EBITDA multiples of 8.0x to 11.0x. The cash flow streams and terminal values were then discounted to present values using a range of discount rates from 12.0% to 14.0%. These assumptions yielded per share equity values of Vitalink from $16.82 to $25.32 under the base case projections, and $15.04 to $22.35 under the downside case projections.

 Analyses Related to Genesis

  Analysis of Selected Comparative Companies. Using publicly available information, Warburg Dillon Read analyzed selected financial criteria of companies which, in Warburg Dillon Read's judgment, were generally comparable to Genesis for the purpose of this analysis. The comparable companies were as follows: Health Care and Retirement, Inc., Manor Care, Paragon Health Network, Inc. and Vencor, Inc. (the "Genesis Comparative Companies"). Warburg Dillon Read (i) calculated stock price as a multiple of estimated calendar 1998 EPS based on industry sources and compared this multiple with the estimated long-term EPS growth rate based on industry sources; (ii) derived an enterprise value; (iii) calculated enterprise value as a multiple of LTM revenue and LTM EBITDA; (iv) derived an adjusted enterprise value (defined as enterprise value plus rental expense multiplied by eight; and (v) calculated adjusted enterprise value as a multiple of LTM earnings before interest, taxes, depreciation, amortization and rent ("EBITDAR").

  The range and median for equity value as a multiple of each of the indicated statistics for the Genesis Comparative Companies were as follows: estimated 1998 EPS of 13.8x to 23.2x with a median of 18.5x; and estimated 1998 price to earnings multiple to estimated long-term EPS growth rate of 0.79x to 1.22x with a median of 1.06x. The range and median for enterprise value as a multiple of each of the indicated statistics for the Genesis Comparable Companies were as follows: LTM revenue of 1.20x to 2.41x with a median of 1.74x; and LTM EBITDA of 8.4x to 14.2x with a median of 11.6x. The range and median for adjusted enterprise value as a multiple of LTM EBITDAR for the Genesis Comparable Companies was 8.4x to 13.7x with a median of 11.2x. These results were compared with the multiples of Genesis based on a price of $25.75 per share of Genesis Common Stock which were as follows: LTM revenue of 1.74x; LTM EBITDA of 10.8x; and LTM EBITDAR of 10.4x.

  No company transaction or business used in the analysis described under "Analysis of Selected Comparative Companies" and "Analysis of Selected Comparative Transactions" above is identical to Vitalink or Genesis or the combined company. Accordingly, an analysis of the results thereof necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the transaction or the public trading or other values of the company or companies to which they are being compared. Mathematical analysis (such as determining the average or median) is not itself a meaningful method of using such generally comparable acquisition or company data.

  Discounted Cash Flow Analysis. Warburg Dillon Read performed a discounted cash flow analysis based on prevailing publicly available analyst earnings estimates for Genesis. Warburg Dillon Read performed the discounted cash flow analysis using several scenarios of the Put/Call Agreement by and among the Cypress Group L.L.C., a Delaware limited partnership, TPG Partners II, L.P., a Delaware limited partnership, Nazem, Inc., a Delaware corporation, and Genesis, dated as of October 9, 1997 (the "Put/Call Agreement") relating to the acquisition of the MultiCare Companies Inc., a Delaware corporation, by Genesis and the other signatories thereto.

  Utilizing the prevailing publicly available analyst earnings estimates for Genesis, Warburg Dillon Read calculated the theoretical discounted present value of equity for Genesis by adding together the present value of (i) the future stream of free cash flow through the year ended September 30, 2002,
(ii) the future value of Genesis at the end of the year ended September 30, 2002 (the "Terminal Value"), and (iii) the net debt at December 31, 1997. The Terminal Value was calculated based on terminal EBITDA multiples of 9.0x to 11.0x. The cash flow streams and terminal values were then discounted to present values using a range of discount rates from 11.0% to 13.0%. These assumptions yielded per share equity values of Genesis of $26.80 to $43.87.

  Pro Forma Merger Analysis. Warburg Dillon Read prepared a pro forma analysis of the impact of the Merger using the projections provided by the management of Vitalink and the prevailing publicly available analyst earnings estimates for Genesis for the years ending September 30, 1999, 2000, 2001 and 2002. Assuming projected synergies of $10,600,000 and using prevailing publicly available analyst forecasts for Genesis, the impact on Genesis's pro forma earnings per share was mildly dilutive in the year ending September 30, 1999 and increasingly accretive in the years ending September 30, 2000 through 2002.

  Genesis Preferred Stock Valuation. Warburg Dillon Read calculated the theoretical value of the Genesis Preferred Stock by adding together (i) the present value of the future stream of expected dividend payments and (ii) the value of the implied option to purchase Genesis's Common Stock at a strike price of $37.20 per share. The value of future dividend payments was calculated using a discount rate of 8.875% (based on a spread of 275 basis points over the 30-year treasury rate). The value of the implied option was calculated using a Black-Scholes based option pricing model with the following assumptions (i) a stock price volatility of 40% for Genesis; (ii) an option life of four years; and (iii) a stock price of $26.36 per share of Genesis Common Stock (based on the 10-day average closing price). Based on these assumptions, Warburg Dillon Read calculated that the Genesis Preferred Stock had a theoretical value of approximately 98% of par.

DIRECTORS AND OFFICERS OF SURVIVING CORPORATION FOLLOWING THE MERGER

  The initial directors and the initial officers of the Surviving Corporation shall be the directors and officers of the Surviving Corporation following the Merger, in each case, until their successors are elected and qualified or until their resignation or removal in accordance with the Surviving Corporation's Articles of Incorporation and Bylaws.

GOVERNMENTAL AND REGULATORY APPROVALS

  Under the HSR Act, and the rules promulgated thereunder by the FTC, the Merger may not be consummated until the following steps have been taken: (1) Premerger Notification and Report Forms have been submitted and certain information has been furnished to the FTC and the Antitrust Division; and (2) required waiting periods have expired or been terminated.

  Genesis and Vitalink agreed, pursuant to the Merger Agreement, to use their commercially reasonable efforts to file or cause to be filed with the FTC and the Antitrust Division, as promptly as practicable, such notifications as are required to be filed under the HSR Act and the rules and regulations promulgated thereunder, and to respond as promptly as practicable to any requests for additional information made by either the FTC or the Antitrust Division. Accordingly, Genesis and Vitalink each filed Premerger Notification and Report Forms with the FTC and the Antitrust Division on May 22, 1998. The statutory waiting period expired on June 21, 1998.

  At any time before or after the consummation of the Merger and notwithstanding the expiration or termination of the HSR Act waiting period, any federal or state antitrust authorities could take action under the antitrust laws as they deem necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the Merger or seeking divestiture of all or part of the assets of Genesis or Vitalink. Private parties may also seek to take legal action under the antitrust laws, if circumstances permit.

  If the Antitrust Division, or any other federal or state antitrust authority, were to challenge the Merger, the consummation of the Merger could be postponed beyond November 30,1998, in which event, either Genesis or Vitalink may terminate the Merger Agreement pursuant to its terms at any time after December 31, 1998. See "The Merger Agreement--Termination."

  Many of the states in which Vitalink transacts business require Genesis to provide notice of the Merger or to receive certain approvals in connection with the consummation of the Merger. These regulatory requirements relate to licensure, dispensing of controlled substances and participation in the Medicare and Medicaid programs. In addition, the Health Care Financing Administration and the Drug Enforcement Administration may require notice of the Merger and may require Genesis to obtain certain approvals in connection with the consummation of the Merger.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

  Certain members of Vitalink's management and the Vitalink Board may be deemed to have interests in the Merger in addition to their interests as Vitalink stockholders generally, which may cause potential conflicts of interest. In addition, certain members of the Manor Care Board of Directors are also members of the Vitalink Board and, in connection with the Merger, Manor Care has entered into certain agreements with Genesis. The Vitalink Board was aware of these factors and considered them, among other factors, in approving the Merger. See "Agreements between Manor Care and Genesis." Such factors include (i) the acceleration of the vesting of Vitalink options as a result of the consummation of the Merger as described under "The Merger Agreement--Effect on Options"; (ii) the treatment of Vitalink options in the Merger as described under "The Merger Agreement--Effect on Options"; (iii) the indemnification to be provided pursuant to the terms of the Merger Agreement as described under "The Merger Agreement--Indemnification; Insurance"; (iv) the payment by Genesis of the premiums for directors' and officers' liability insurance for current Vitalink directors and officers as described under "The Merger Agreement--Indemnification; Insurance"; (v) the cash payments to be received by such persons as a result of the early termination of Vitalink incentive compensation plans and employment agreements; and (vi) certain agreements between Manor Care and Genesis. See "Agreements between Manor Care and Genesis." Manor Care is also party to various operating agreements with Vitalink which will continue in effect after the Effective Time. See "Relationship between Vitalink and Manor Care."

  As of July 1, 1998, 10 executive officers and directors of Vitalink (as a group) beneficially owned an aggregate of 372,015 shares of Vitalink Common Stock (excluding shares subject to outstanding stock options). All such shares will be treated in the Merger in the same manner as shares of Vitalink Common Stock held by other stockholders of Vitalink.

  As of July 1, 1998, the executive officers of Vitalink (as a group) also held options to purchase an aggregate of 371,900 shares of Vitalink Common Stock pursuant to Vitalink's stock option plans, of which 257,670 were not currently exercisable. In addition, as of July 1, 1998, the non-employee directors of Vitalink (as a group) held options to purchase an aggregate of 40,000 shares of Vitalink Common Stock of which 36,000 were not currently exercisable. Upon the consummation of the Merger, all of the options held by such executive officers and non-employee directors will immediately become exercisable in full. The treatment of such options is described under "The Merger Agreement--Effect on Options."

  Certain executive officers of Vitalink have entered into consulting agreements with Vitalink pursuant to which each of them will provide consulting services to Vitalink beginning on the date of such officer's termination of employment with Vitalink and ending on a date 12-18 months after the Effective Time. No consulting agreement will be effective if the officer is terminated after April 30, 1999.

ACCOUNTING TREATMENT

  Genesis will account for the Merger using the purchase method of accounting under generally accepted accounting principles ("GAAP") and the rules and regulations of the Commission. Under the purchase method of accounting, Genesis will be treated as the acquiror of Vitalink and, as a result, the net assets of Vitalink will be recorded on Genesis's books at their estimated fair market value. See "Summary--Summary Unaudited Pro Forma Financial Data" and "Unaudited Pro Forma Financial Information."

EXPENSES

  Each of Genesis and Vitalink will each bear its respective expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby, including, without limitation, the preparation, execution and performance of the Merger Agreement and the transactions contemplated thereby and all fees and expenses of investment bankers, finders, brokers, agents, representatives, counsel and accountants, except that expenses incurred in printing, mailing and filing (including, without limitation, Commission filing fees and stock exchange listing application fees) this Joint Proxy Statement/Prospectus and the Registration Statement shall be paid equally by Genesis and Vitalink. Genesis and Vitalink estimate the foregoing fees and expenses will total $12,000,000.

DELISTING AND DEREGISTRATION OF VITALINK COMMON STOCK

  If the Merger is consummated, the Vitalink Common Stock will be delisted from the NYSE and deregistered under the Exchange Act.

TREATMENT OF STOCK CERTIFICATES

  After the Effective Time, each certificate previously representing shares of Vitalink Common Stock will automatically, with no further action by the holder thereof, represent the right to receive: (x) $22.50 in cash, (y) .045 of a share of Genesis Preferred Stock or (z) a combination of cash and a fraction of a share of Genesis Preferred Stock. ChaseMellon Shareholder Services, L.L.C. is the transfer agent and registrar (the "Exchange Agent") for Genesis. A form for electing the form of Closing Consideration and for use in exchanging certificates formerly representing shares of Vitalink Common Stock for cash or certificates representing shares of Preferred Stock (the "Election and Transmittal Form") will be mailed concurrently with the mailing of this Joint Proxy Statement/Prospectus to Vitalink stockholders who are holders of record as of the Special Meeting Record Date. The Election and Transmittal Form, together with the certificates representing shares of Vitalink Common Stock, should be returned pursuant to the instructions contained on such form and as further described under "The Merger Agreement--Election Procedures."

  VITALINK STOCKHOLDERS THAT WISH TO RECEIVE GENESIS PREFERRED STOCK AS PART OF THE CLOSING CONSIDERATION SHOULD SUBMIT AN ELECTION AND TRANSMITTAL FORM AND SHOULD DELIVER THEIR STOCK CERTIFICATES TOGETHER WITH SUCH ELECTION AND TRANSMITTAL FORM.

  If a holder of Vitalink Common Stock does not submit such holder's stock certificates with a properly completed Election and Transmittal Form by 5:00 p.m. New York time on the last business day prior to the Effective Time, such holder will be deemed to have made a Non-Election. Until surrendered, each certificate which immediately prior to the Effective Time represented outstanding shares of Vitalink Common Stock (the "Certificates") will be deemed at any time after the Effective Time to represent only the right to receive upon such surrender cash or certificates representing shares of Genesis Preferred Stock, cash in lieu of any fractional shares of Genesis Preferred Stock and any dividends or other distributions to which such holder is entitled. Holders of Vitalink Common Stock who surrender a Certificate for cancellation to the Exchange Agent together with such documents as may be required will receive in exchange for such Certificate (i) cash to which such holder is entitled; (ii) a certificate representing that number of whole shares of Genesis Preferred Stock which such holder has the right to receive in respect of the shares of Vitalink Common Stock formerly represented by such Certificate; (iii) cash in lieu of fractional shares of Genesis Preferred Stock; and (iv) any dividends or other distributions to which such holder is entitled as described below, and the Certificate so surrendered will forthwith be canceled. In the event of a transfer of ownership of shares of Vitalink Common Stock which is not registered in the transfer records of Vitalink, cash and/or a certificate representing the proper number of shares of Genesis Preferred Stock may be paid and/or issued to the transferee if the Certificate representing such shares of Vitalink Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.

  Promptly after completion of the election allocation and adjustment procedures relating to the Closing Consideration, Genesis will deposit or cause to be deposited with the Exchange Agent the applicable amounts of cash and Genesis Preferred Stock that comprise the Closing Consideration.

  No dividends or other distributions declared or made after the Effective Time with respect to shares of Genesis Preferred Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Certificate with respect to Genesis Preferred Stock represented thereby, and no cash payment or cash payment in lieu of fractional shares of Genesis Preferred Stock will be paid to any such holder until the holder of such Certificate surrenders such Certificate nor will such holder have voting rights with respect thereto.

  Neither Genesis nor Vitalink will be liable to any holder of Vitalink Common Stock for any Genesis Preferred Stock (or dividends or distributions with respect thereto) or cash in respect of shares of Vitalink Common Stock or in lieu of fractional shares of Genesis Preferred Stock delivered to a public official pursuant to any abandoned property, escheat or similar law.

  Each holder of shares of Vitalink Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Genesis Preferred Stock will receive, in lieu of such fraction of a share, cash in an amount equal to such fraction divided by .045 and multiplied by $22.50. No such holder will be entitled to dividends, voting rights or any other rights as stockholder in respect of any fractional shares of Genesis Preferred Stock.

  After the Effective Time, there will be no transfers on the stock transfer books of Vitalink of the shares of Vitalink Common Stock.

RIGHTS OF DISSENTING VITALINK STOCKHOLDERS

  Each holder of Vitalink Common Stock has the right to dissent from the Merger and demand and perfect appraisal rights in accordance with the conditions established by Section 262 of the DGCL ("Section 262").

  SECTION 262 IS REPRINTED IN ITS ENTIRETY AS APPENDIX D TO THIS JOINT PROXY STATEMENT/PROSPECTUS. THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW RELATING TO APPRAISAL RIGHTS AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO APPENDIX D. THIS DISCUSSION AND APPENDIX D SHOULD BE REVIEWED CAREFULLY BY ANY HOLDER OF VITALINK COMMON STOCK WHO WISHES TO EXERCISE STATUTORY APPRAISAL RIGHTS OR WHO WISHES TO PRESERVE THE RIGHT TO DO SO, AS FAILURE TO COMPLY WITH THE PROCEDURES SET FORTH HEREIN OR THEREIN WILL RESULT IN THE LOSS OF APPRAISAL RIGHTS.

  A holder of record of Vitalink Common Stock as of the Special Meeting Record Date who makes the demand described below with respect to such shares, who continuously is the record holder of such shares through the Effective Time, who otherwise complies with the statutory requirements of Section 262 and who neither votes in favor of the Merger Agreement nor consents thereto in writing may be entitled to an appraisal by the Delaware Court of Chancery (the "Delaware Court") of the fair value of his or her shares of stock. All references in this summary of appraisal rights to a "stockholder" is to the record holder or holders of shares of Vitalink Common Stock. Except as set forth herein, stockholders of Vitalink will not be entitled to appraisal rights in connection with the Merger. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, such person is acting as agent for the record owner.

  A record owner, such as a broker, fiduciary or other nominee, who holds shares of Vitalink Common Stock as a nominee for others, may exercise appraisal rights with respect to the shares held for all or less than all beneficial owners of shares as to which such person is the record owner. In such case, the written demand must set forth the number of shares covered by such demand. Where the number of shares is not expressly stated, the demand will be presumed to cover all shares of Vitalink Common Stock outstanding in the name of such record owner.

  Prior to the Vitalink Special Meeting, a stockholder who elects to exercise appraisal rights, if available, should mail or deliver his or her written demand to Vitalink Pharmacy Services, Inc., 1250 East Diehl Road, Suite 208, Naperville, IL 60563, Attn: Robert W. Horner, III, Secretary.

  The written demand for appraisal must be received prior to the Vitalink Special Meeting, should specify the stockholder's name and mailing address, the number of shares of Vitalink Common Stock owned and that the stockholder is thereby demanding appraisal of his or her shares. A proxy or vote against the Merger Agreement will not by itself constitute such a demand. Within ten days after the Effective Time, the surviving corporation must provide notice of the Effective Time to all stockholders who have complied with Section 262.

  Within 120 days after the Effective Time, either the Surviving Corporation or any stockholder who has complied with the required conditions of Section 262 may file a petition in the Delaware court, with a copy served on the Surviving Corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares of all dissenting stockholders. Accordingly, Vitalink stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in
Section 262. If appraisal rights are available, within 120 days after the Effective Time, any stockholder who has theretofore complied with the applicable provisions of Section 262 will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares of Vitalink Common Stock not voting in favor of the Merger Agreement and with respect to which demands for appraisal were received by Vitalink and the number of holders of such shares. Such statement must be mailed within 10 days after the written request therefor has been received by the Surviving Corporation. If a petition for an appraisal is timely filed and assuming appraisal rights are available, at the hearing on such petition, the Delaware Court will determine which stockholders, if any, are entitled to appraisal rights. The Delaware Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceeding; and if any stockholder fails to comply with such direction, the Delaware Court may dismiss the proceedings as to such stockholder. Where proceedings are not dismissed, the Delaware Court will appraise the shares of Vitalink Common Stock owned by such stockholders, determining the fair value of such shares exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the court is to take into account all relevant factors. In Weinberger
v. UOP, the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceedings, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered, and that "fair price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court stated that in making this determination of fair value the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts ascertainable as of the date of the merger that are useful in determining the future prospects of the merged corporation. Initially, the Delaware Supreme Court stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered." Section 262, however, provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger."

  The cost of the appraisal proceeding may be determined by the Delaware Court and taxed against the parties as the Delaware Court deems equitable in the circumstances. Upon application of a dissenting stockholder of Vitalink, the Delaware Court may order that all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, be charged pro rata against the value of all shares of stock entitled to an appraisal.

  Any holder of shares of Vitalink Common Stock who has duly demanded appraisal in compliance with Section 262 will not, after the Effective Time, be entitled to vote for any purpose any shares subject to such demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to stockholders of record at a date prior to the Effective Time.

  If no petition for appraisal is filed with the Delaware Court within 120 days after the Effective Time, stockholders' rights to appraisal shall cease. Any stockholder may withdraw such stockholder's demand for appraisal by delivering to the Surviving Corporation a written withdrawal of his or her demand for appraisal and acceptance of the Merger, except that (i) any such attempt to withdraw made more than 60 days after the Effective Time will require written approval of the surviving corporation and (ii) no appraisal proceeding in the Delaware court will be dismissed as to any stockholder without the approval of the Delaware Court, which may be conditioned upon such terms as the Delaware Court deems just.

                             THE MERGER AGREEMENT

  The following is a brief summary of certain provisions, including all material terms, of the Merger Agreement. This summary is qualified in its entirety by reference to the Merger Agreement, which is attached as Appendix A to this Joint Proxy Statement/Prospectus and is incorporated herein by reference in its entirety.

GENERAL

  The Merger Agreement provides that, following the approval and adoption of the Merger Agreement by the requisite vote of the shareholders of Genesis and the stockholders of Vitalink and the satisfaction or waiver of the other conditions to the Merger, Vitalink will be merged with and into Acquisition Corporation and Acquisition Corporation will be the surviving corporation in the Merger and continue its corporate existence under the laws of the State of Delaware.

  Subject to the terms and conditions of the Merger Agreement, the Merger will become effective at the date and time when a properly executed Certificate of Merger is filed with the Secretary of State of the State of Delaware (the "Effective Time"). See "--Conditions." At the Effective Time, the certificate of incorporation and bylaws of Acquisition Corporation will become the certificate of incorporation and bylaws of the Surviving Corporation.

CLOSING CONSIDERATION

  At the Effective Time, each outstanding share of Vitalink Common Stock will, by virtue of the Merger and without any action on the part of the holders thereof, be converted into the right to receive (x) $22.50 in cash, (y) .045 of a share of Genesis Preferred Stock or (z) a combination of cash and a fraction of a share of Genesis Preferred Stock. The actual consideration ultimately received by a Vitalink stockholder will depend upon certain allocation and proration procedures and the election of other Vitalink stockholders. Of the aggregate consideration payable to holders of Vitalink Common Stock in the Merger, 50% will be in the form of cash and 50% will be in the form of Genesis Preferred Stock.

ELECTION PROCEDURES

  Each stockholder of Vitalink will be entitled to elect to receive cash or Genesis Preferred Stock or to indicate that such stockholder has no preference as to the form of its Closing Consideration (a "Non-Election"). The election will be made on the Election and Transmittal Form to be mailed by the Exchange Agent concurrently with the mailing of this Joint Proxy Statement/Prospectus to each Vitalink stockholder who is a holder of record as of the Special Meeting Record Date. An Election and Transmittal Form must be received by the Exchange Agent by 5:00 p.m. on the last business day prior to the Effective Time (the "Election Deadline") in order to be effective. Since Manor Care has agreed to elect to receive Genesis Preferred Stock for all of its shares of Vitalink Common Stock, the effect of a Non-Election will be the same as an election for cash. Due to proration and allocation procedures, there can be no assurance that a holder of Vitalink Common Stock will receive the form of Closing Consideration it elects.

  ONLY STOCKHOLDERS OF VITALINK THAT DESIRE TO RECEIVE GENESIS PREFERRED STOCK AS CLOSING CONSIDERATION NEED TO COMPLETE AND RETURN THE ELECTION AND TRANSMITTAL FORM.

  The stockholders of Vitalink will make an election by mailing the Election and Transmittal Form to the Exchange Agent. To be effective, an Election and Transmittal Form must be properly completed, signed and submitted by a record holder of Vitalink Common Stock to the Exchange Agent and accompanied by certificates representing the shares of Vitalink Common Stock as to which the election is being made (or by an appropriate trust company in the United States or a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. (the "NASD")). Holders of record of shares of Vitalink Common Stock who hold such shares as nominees, trustees or in other representative capacities ("Representatives") may submit multiple Election and Transmittal Forms, provided that such Representatives certify in writing that each such Election and Transmittal Form covers all the shares of Vitalink Common Stock held by each Representative for a particular beneficial owner. Vitalink will have the discretion, which it may delegate in whole or in part to the Exchange Agent, to determine whether Election and Transmittal Forms have been properly completed, signed and submitted or revoked and to disregard immaterial defects in Election and Transmittal Forms. The decision of Vitalink (or the Exchange Agent) in such matters will be conclusive and binding. Neither Vitalink nor the Exchange Agent will be under any obligation to notify any person of any defect in an Election and Transmittal Form submitted to the Exchange Agent. The Exchange Agent will also make all computations to ensure that the Closing Consideration is 50% in the form of cash and 50% in the form of Genesis Preferred Stock and all such computations will be conclusive and binding on the holders of Vitalink Common Stock. Election and Transmittal Forms and other appropriate and customary transmittal materials (which will specify that delivery will be effected, and risk of loss and title to the certificates theretofore representing shares of Vitalink Common Stock shall pass, only upon proper delivery of such certificates to the Exchange Agent) will be in such form as Genesis and Vitalink may mutually agree.

  For the purposes hereof, a holder of Vitalink Common Stock that does not submit an Election and Transmittal Form which is received by the Exchange Agent prior to the Election Deadline will be deemed to have made a Non-Election and will receive Closing Consideration in the form of cash. If Vitalink or the Exchange Agent determines that any purported cash election or Genesis Preferred Stock election was not properly made with respect to any or all of the shares of Vitalink Common Stock of a holder, such purported cash election or Genesis Preferred Stock election will be deemed to be of no force and effect and the stockholder making such purported cash election or Genesis Preferred Stock election will, for purposes hereof, be deemed to have made a Non-Election.

  Upon surrender to the Exchange Agent of a certificate or certificates representing shares of Vitalink Common Stock, together with an Election and Transmittal Form duly executed and any other required documents, the holder of such certificates will be entitled to receive from Genesis in exchange therefor the Closing Consideration which such holder has the right to receive under the Merger Agreement, and such certificates shall forthwith be canceled. If any shares of Genesis Preferred Stock are to be issued to a person other than the person in whose name the certificates surrendered are registered, it shall be a condition of exchange that the certificates so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall pay any transfer or other taxes required by reason of the exchange of the certificates surrendered to a person other than the registered holder or such person shall establish to the satisfaction of Genesis that such tax has been paid or is not applicable. Until surrendered in accordance with the provisions of the Merger Agreement, each certificate shall represent, for all purposes, the right to receive the Closing Consideration in respect of the number of shares of Vitalink Common Stock evidenced by such certificate, without any interest thereon.

  Genesis and Vitalink will each use its best efforts to mail the Election and Transmittal Forms to all persons or entities who become holders of Vitalink Common Stock during the period between the Special Meeting Record Date and 10:00 a.m., New York time, on the date five business days prior to the anticipated Effective Time and to make the Election and Transmittal Form available to all persons or entities who become holders of Vitalink Common Stock subsequent to such day and no later than the close of business on the business day prior to the Effective Time. Persons who become holders of Vitalink Common Stock after the Special Meeting Record Date or any other holders of Vitalink Common Stock who need an Election and Transmittal Form may obtain copies thereof upon request from the Exchange Agent. All elections may be revoked by writing to the Exchange Agent received prior to the Election Deadline.

  AN ELECTION AND TRANSMITTAL FORM IS BEING SENT CONCURRENTLY WITH THE MAILING OF THIS JOINT PROXY STATEMENT/PROSPECTUS TO HOLDERS OF VITALINK COMMON STOCK THAT ARE HOLDERS OF RECORD AS OF THE SPECIAL MEETING RECORD DATE. THE INSTRUCTIONS TO THE ELECTION AND TRANSMITTAL FORM SPECIFY THAT DELIVERY WILL BE EFFECTED, AND RISK OF LOSS AND TITLE TO THE CERTIFICATES REPRESENTING SHARES OF VITALINK COMMON STOCK WILL PASS, ONLY UPON PROPER DELIVERY OF SUCH CERTIFICATES TO THE EXCHANGE AGENT. TO BE EFFECTIVE, AN ELECTION AND TRANSMITTAL FORM MUST BE PROPERLY COMPLETED AND SIGNED AND MUST BE RECEIVED BY CHASEMELLON SHAREHOLDER SERVICES, L.L.C, AS EXCHANGE AGENT, ACCOMPANIED BY ALL STOCK CERTIFICATES REPRESENTING SHARES

OF VITALINK COMMON STOCK HELD BY THE PERSON SUBMITTING SUCH ELECTION AND TRANSMITTAL FORM NO LATER THAN 5:00 P.M. NEW YORK TIME ON THE LAST BUSINESS DAY PRIOR TO THE EFFECTIVE TIME. THE EFFECTIVE TIME OF THE MERGER IS ANTICIPATED TO OCCUR ON AUGUST 26, 1998. THUS, EACH HOLDER OF VITALINK COMMON STOCK SHOULD DELIVER A PROPERLY COMPLETED ELECTION AND TRANSMITTAL FORM TO THE EXCHANGE AGENT NO LATER THAN 5:00 P.M. NEW YORK TIME, ON AUGUST 25, 1998 (THE LAST BUSINESS DAY IMMEDIATELY PRIOR TO THE ANTICIPATED EFFECTIVE TIME). NO ASSURANCE CAN BE GIVEN THAT THE EFFECTIVE TIME WILL NOT BE DELAYED. GENESIS AND VITALINK WILL ANNOUNCE PUBLICLY ANY DELAY IN THE EFFECTIVE TIME AND THE NEW DATE BY WHICH ELECTION AND TRANSMITTAL FORMS MUST BE SUBMITTED. ALL ELECTIONS MAY BE REVOKED UNTIL 5:00 P.M. NEW YORK TIME ON THE LAST BUSINESS DAY PRIOR TO THE EFFECTIVE TIME IN ACCORDANCE WITH THE PROCEDURES SET FORTH ON THE ELECTION AND TRANSMITTAL FORM.

  HOLDERS OF SHARES OF VITALINK COMMON STOCK THAT WISH TO RECEIVE GENESIS PREFERRED STOCK AS PART OF THE CLOSING CONSIDERATION SHOULD SUBMIT AN ELECTION AND TRANSMITTAL FORM AND SHOULD DELIVER THEIR STOCK CERTIFICATES TOGETHER WITH SUCH ELECTION AND TRANSMITTAL FORM.

  ANY HOLDER OF VITALINK COMMON STOCK THAT DOES NOT SUBMIT A PROPERLY COMPLETED ELECTION AND TRANSMITTAL FORM ACCOMPANIED BY THE APPLICABLE STOCK CERTIFICATES WHICH IS RECEIVED AND ACCEPTED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. NEW YORK TIME ON AUGUST 25, 1998, (OR SUCH LATER DATE AS GENESIS AND VITALINK SHALL PUBLICLY ANNOUNCE) WILL BE DEEMED TO HAVE MADE A NON-ELECTION AND WILL RECEIVE CLOSING CONSIDERATION IN THE FORM OF CASH.

  Subsequent to the Effective Time, the Exchange Agent will mail a letter of transmittal to holders of record of Vitalink Common Stock immediately prior to the Effective Time who did not previously deliver their stock certificates with an Election and Transmittal Form for use in submitting such certificates in exchange for Closing Consideration. See "The Merger--Treatment of Stock Certificates."

  The tax consequences of receiving cash and/or Genesis Preferred Stock are different. See "Certain Federal Income Tax Consequences."

NO FRACTIONAL GENESIS PREFERRED STOCK

  Each holder of shares of Vitalink Common Stock who, upon surrender of all Certificates of such holder, would be entitled to receive a fraction of a share of Genesis Preferred Stock will not be entitled to receive dividends on or vote such fraction of a share and will receive, in lieu of such fraction of a share, cash in an amount equal to such fraction divided by .045 and multiplied by $22.50.

EFFECT ON OPTIONS

  Prior to the Effective Time, the Vitalink Board will take action to adjust the terms of all outstanding employee stock options to purchase shares of Vitalink Common Stock and all outstanding stock appreciation rights related thereto previously granted under any stock option or stock appreciation rights plan, program or arrangement of Vitalink (collectively, the "Vitalink Plans"), to provide for the treatment of such options and stock appreciation rights as set forth below.

  At the Effective Time, each option (and any stock appreciation right related thereto) outstanding immediately prior to the Effective Time if not already vested, by its terms, will vest. All options with an exercise price below $22.50 (the "Per Share Cash Consideration") will be canceled as of the Effective Time in exchange for cash payable at the Effective Time by the Surviving Corporation in an amount equal to the product of the total number of shares of Vitalink Common Stock subject to such option and the excess of the Per Share Cash Consideration over the exercise price per share of Vitalink Common Stock subject to such option. Except as provided in the Merger Agreement, or as otherwise agreed to by the parties, the Vitalink Plans will terminate as of the Effective Time and the provisions in any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of Vitalink or any of its subsidiaries will be deleted as of the Effective Time.

  At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, all of the obligations of Vitalink under the Vitalink Plans with respect to options with an exercise price at or above the Per Share Cash Consideration will terminate except for such options which by their terms require that they continue after the Merger (the "Continuing Options"). Each Continuing Option will be exchanged for options of Genesis exercisable for the number of shares of Genesis Common Stock equal to the number of shares of Vitalink Common Stock subject to such options multiplied by the Per Share Cash Consideration and divided by the market price of the Genesis Common Stock as of the Effective Time. The option price per share of the Genesis Common Stock will be determined in accordance with a Black-Scholes pricing model based upon the relative market value of Genesis Common Stock as of the Effective Time and the option price of the Vitalink Common Stock.

REPRESENTATIONS AND WARRANTIES

  The Merger Agreement contains certain customary representations and warranties by each of Genesis, Acquisition Corporation and Vitalink (as to such party) relating to the following matters (which representations and warranties are subject, in certain cases, to specified exceptions): (i) the due organization, qualification, power and good standing of Genesis and Vitalink and their respective subsidiaries; (ii) the capitalization of each of Genesis and Vitalink; (iii) the authority of each of Genesis, Acquisition Corporation and Vitalink to execute, deliver and perform the Merger Agreement and the transactions contemplated thereby, and the enforceability of the Merger Agreement; (iv) the approval by the Genesis Board, the Vitalink Board and the Board of Directors of Acquisition Corporation regarding certain related matters; (v) the receipt of all necessary governmental or regulatory authorizations, consents or approvals required to consummate the Merger; (vi) the absence of any conflict with, or violations of, the corporate documents and certain binding instruments of each of Genesis and Vitalink or their respective subsidiaries or with or of any rule, regulation, order or decree of courts or governmental entities, subject to certain exceptions; (vii) the accuracy of reports and documents filed by each of Genesis and Vitalink with the Commission since September 30, 1997 and May 31, 1997, respectively, and certain financial statements of each of Genesis and Vitalink filed therewith;
(viii) the absence of change of control puts with respect to Vitalink upon the transactions contemplated by the Merger Agreement; (ix) the absence of undisclosed liabilities of Genesis and Vitalink as of September 30, 1997 and May 31, 1997, respectively, or obligations of Genesis, Vitalink and each of their respective subsidiaries; (x) the absence of material changes in the business of Genesis and its subsidiaries since December 31, 1997 and the absence of material changes in the business of Vitalink and its subsidiaries since February 28, 1998; (xi) the absence of litigation involving either Genesis or Vitalink or their respective subsidiaries that would have a material adverse effect on the business of either party; and (xii) compliance by each of Genesis and Vitalink and their respective subsidiaries with applicable laws, ordinances, regulations, rules and orders.

  In addition, the Merger Agreement contains representations and warranties relating to the following matters (which representations and warranties are subject, in certain cases, to specified exceptions): (i) Vitalink's valid leasehold interest in all of the properties utilized by Vitalink; (ii) Vitalink's compliance with all laws, rules and regulations affecting or in connection with its pharmacy business and all licenses with respect thereto;
(iii) Vitalink's compliance with all rules, regulations, policies and procedures of governmental programs, including Medicare and Medicaid, relating to billings, charges and costs for goods and services provided; (iv) compliance by Genesis and Vitalink with all applicable environmental laws; (v) the maintenance of adequate insurance by each of Genesis and Vitalink; (vi) the right to use and the absence of disputes concerning intellectual property rights of Genesis and Vitalink; (vii) the filing of all necessary tax returns and payment of all taxes due and notices of assessment received by Genesis and Vitalink; (viii) the employee benefit plans of Genesis and Vitalink; (ix) the compliance by Genesis and Vitalink with all applicable employment laws; (x) the absence of any breaches or defaults on any contracts to which Genesis or Vitalink is a party which would, individually or in the aggregate, impair the ability of either Genesis or Vitalink to consummate the Merger and the transactions contemplated thereby; (xi) the disclosure by Vitalink of all its contracts: (a) which require it to make annual payments in excess of $250,000, (b) to guarantee the performance of another party, (c) that are with an officer, director or a holder of more than 5% of the outstanding shares of Vitalink, (d) that restrict where or the type of business Vitalink may engage in, or (e) that contain any provisions relating to a change in control; (xii) Vitalink has taken all necessary actions to exempt the Merger and the transactions contemplated thereby from the anti-takeover provisions of the DGCL and any other state anti-takeover statute or regulation; (xiii) the disclosure by Vitalink of all of its subsidiaries' bank accounts and safe deposit boxes;
(xiv) the receipt of a fairness opinion by Genesis from Merrill Lynch and by Vitalink from Warburg Dillon Read; and (xv) the absence of any brokerage, finder's or other fee due in connection with the Merger (except, in the case of Genesis, such fees incurred in connection with the services of Merrill Lynch and, in the case of Vitalink, such fees payable to Warburg Dillon Read).

  Non-survival of Representations and Warranties. The representations and warranties of Vitalink and Genesis will not survive the Effective Time, although it is a condition of each party's obligations under the Merger Agreement that the other party's representations and warranties (unless made as of a specified date) be true and correct in all material respects as if made as of the Effective Time.

COVENANTS

  Conduct of Business Pending the Merger. The Merger Agreement provides that, except as contemplated thereby or as otherwise previously disclosed to Genesis, from the date of the Merger Agreement until the Effective Time, Vitalink and each of its subsidiaries will conduct its operations as set forth in this paragraph. Without the prior written consent of Genesis, Vitalink agrees not to (i) amend its organizational documents; (ii) split, combine or reclassify shares of its capital stock, or pay any dividend or other distribution or redeem any of its capital stock, debt securities or indebtedness; (iii) consolidate or merge with another entity or sell or transfer any capital stock or transfer 5% or more of its assets to another person; (iv) enter into affiliate transactions on terms less favorable than those that could have been obtained from a third party on an arm's-length basis; (v) authorize any agreement with respect to any plan of liquidation or dissolution; (vi) except in the ordinary course of business consistent with past practice, enter into, modify or amend any material contract or relinquish any material contract rights, and even in the ordinary course, enter into a supply or vendor agreement which requires annual payments in excess of $250,000 which is not terminable by Vitalink upon 30 days' or less notice;
(vii) authorize or commit to make capital expenditures in excess of $3.0 million per calendar quarter; (viii) permit any insurance policy which names it as a beneficiary or loss payee to be cancelled, terminated or materially altered; (ix) maintain its books and records in a manner not in the ordinary course of business consistent with past practice; (x) institute any change in accounting methods except as may be appropriate to conform to changes in applicable law or GAAP; (xi) revalue any of its assets, write down the value of its inventory or write off notes or accounts receivable, except in the ordinary course of business consistent with past practice or as may be appropriate to conform to changes in law or GAAP; (xii) pay or discharge any liabilities other than as required by law or in the ordinary course of business consistent with past practice; (xiii) take any action that is likely to have a material adverse effect on the ability of Genesis or Vitalink to consummate the Merger or materially delay the consummation thereof; (xiv) issue, sell, deliver or grant any options, warrants, calls, subscriptions or other rights that are exchangeable into or exercisable for shares of capital stock of Vitalink; (xv) (1) incur indebtedness other than under working capital facilities but in no event in excess of $10,000,000 in the aggregate at any one time outstanding, (2) assume, guarantee or otherwise become liable for the debts of any other individual, firm or corporation not in the ordinary course of business consistent with past practice, (3) enter into any material transaction not in the ordinary course of business consistent with past practice or (4) incur any liabilities that would have a material adverse effect on Vitalink; (xvi) except as otherwise previously disclosed to Genesis,
(1) increase the compensation of its directors, officers or employees, except in the ordinary course of business consistent with past practice, (2) pay any pension, retirement allowance or other employee benefit or enter into any contract with any of its past or present employees relating to any pension, retirement allowance or other employee benefit, except (as to other than directors or officers) in the ordinary course of business consistent with past practice or as required under agreements, plans, or arrangements existing as of the date of the Merger Agreement, (3) grant any severance or termination pay or enter into or amend any severance plan except as required to under agreements existing as of the date of the Merger Agreement, (4) enter into or amend any contract with any past or present officers and directors, or, except in the ordinary course of business consistent with past practice, enter into an agreement with any past or present other employees or (5) become obligated under any new pension or other employee benefit plan not in existence as of the date of the Merger Agreement, including any bonus, incentive or other benefit plan, except as required to comply with applicable law or amend such plans, contracts, agreements, or understandings in existence prior to the date of the Merger Agreement, except for the renewal of existing bonus or incentive plans in the ordinary course of business; (xvii) sell or otherwise dispose of any lease or license to any of its material real properties; (xviii) acquire any interest in any corporation or entity other than acquisitions in the ordinary course of business consistent with past practice; or (xix) grant any material license to use any of its intellectual property rights.

  Prior to the Effective Time, without the prior written consent of Vitalink, Genesis agrees not to (i) amend its organizational documents; (ii) split, combine or reclassify shares of its capital stock, or pay any dividend or distribution, except pursuant to agreements in effect as of the date of the Merger Agreement; (iii) authorize any agreement with respect to any plan of liquidation or dissolution; (iv) maintain its books and records in a manner not in the ordinary course of business consistent with past practice; (v) institute any change in accounting methods except as may be appropriate to conform to changes in applicable law or GAAP; (vi) revalue any of its assets, write down the value of its inventory or write off notes or accounts receivable, except in the ordinary course of business consistent with past practice or as may be appropriate to conform to changes in law or GAAP; (vii) take any action that is likely to have a material adverse effect on the ability of Genesis or Vitalink to consummate the Merger or materially delay the consummation thereof; (viii) except as otherwise agreed by the parties, not to take any action to sell, transfer or otherwise dispose of, or enter into any agreement to, dispose of, any institutional pharmacy of Vitalink; or
(ix) enter into any Credit Impairing Transaction, which is defined as any transaction which would (A) violate Genesis's Third Amended and Restated Credit Agreement, (B) downgrade Genesis's credit rating or (C) result in an event of default under any debt instrument of Genesis with outstanding principal amount of $30 million.

  No Solicitation. Each of Vitalink and its subsidiaries has agreed in the Merger Agreement that it will not, and will use its best efforts to cause its and its subsidiaries' respective directors, officers, employees, investment bankers, attorneys and other agents and representatives not to, directly or indirectly, (x) solicit, initiate, or knowingly facilitate or encourage (including by way of furnishing or disclosing information) any inquiries or the making of any offer or proposal by any corporation, partnership, trust, person or other entity or group (a "Third Party") with respect to, or that could reasonably be expected to lead to, any merger, consolidation, share exchange, business combination, tender or exchange offer or other similar transaction regarding it or any of its subsidiaries and involving the acquisition of all or substantially all of the assets of it and any of its subsidiaries, taken as a whole, or a significant equity interest in (including by way of tender offer), or a recapitalization or restructuring of, it or any of its subsidiaries (any of the foregoing being an "Acquisition Transaction") or (y) negotiate, explore or otherwise communicate in any way with any Third Party with respect to any Acquisition Transaction or enter into, approve or recommend any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by the Merger Agreement. The Merger Agreement provides, however, that Vitalink may, in response to a bona fide, written offer made by a financially responsible Third Party with respect to an Acquisition Transaction (a "Superior Proposal") which was not solicited after the date of the Merger Agreement, furnish information to, or engage in discussions and negotiations with, such Third Party, but only if (A) the Vitalink Board, having received
(x) the advice of outside legal counsel that failure to take such action would be inconsistent with its fiduciary duties to its stockholders under applicable law and (y) the fairness opinion of a financial advisor of nationally recognized reputation that the party making such proposal is financially capable and that such Superior Proposal would yield a higher value to its stockholders than the Merger, reasonably determines in good faith that taking such action is reasonably likely to lead to an Acquisition Transaction that is more favorable to it and its stockholders than the Merger and that failing to take such action would be inconsistent with the directors' fiduciary duties under applicable law, and (B) prior to furnishing or disclosing any non-public information to, or entering into discussions or negotiations with, such Third Party, it receives from such Third Party an executed confidentiality

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

agreement with terms no less favorable in the aggregate to it than those contained in the confidentiality agreement between Genesis and Vitalink, but which confidentiality agreement will not provide for any exclusive right to negotiate with Vitalink or any payments by Vitalink. The Vitalink Board will not be prohibited from complying with Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer.

  Vitalink has agreed in the Merger Agreement to notify Genesis in writing no later than the end of the business day after receipt of any inquiries, proposals or offers with respect to an Acquisition Transaction or any request for nonpublic information relating to it in connection with an Acquisition Transaction or for access to its or any of its subsidiaries' properties, books or records by any Third Party that informs the Vitalink Board that such Third Party is considering making, or has made, a proposal or offer with respect to an Acquisition Transaction. Vitalink has also agreed promptly to notify Genesis of any determination by the Vitalink Board to furnish information or engage in discussions or negotiations with any Third Party and to immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted theretofore with respect to any of the foregoing.

 Employee Benefit Matters

  Genesis has agreed to honor and perform all obligations of Vitalink in existence at the time of the Merger under all employee benefit plans, employment agreements and all other agreements with any employee of Vitalink which relate to employment, compensation or benefits. Genesis will provide the employees of Vitalink and its subsidiaries who are employees immediately after the Effective Time with compensation and employee benefits substantially equivalent to the compensation and employee benefits offered to employees of Genesis in similar positions. After the Effective Time, Genesis will grant all of the employees of Vitalink and its subsidiaries credit for all service with Vitalink or its subsidiaries prior to the Effective Time for all purposes for which such service was recognized by Vitalink, and Genesis will waive any pre-existing condition exclusions and actively-at-work requirements and provide that any expenses incurred on or before the Effective Time by an employee of Vitalink or its subsidiaries or such employee's covered dependents will be taken into account for purposes of satisfying applicable deductible, coinsurance and maximum out-of-pocket provisions. Genesis has also agreed to provide employees of Vitalink or its subsidiaries who are terminated within the specified period after the Effective Time with a severance/retention incentive plan.

CONDITIONS

 Mutual Conditions

  The obligations of each party to effect the Merger are subject to, among other things, the fulfillment or waiver of the following conditions: (i) the effectiveness of the Registration Statement of which this Joint Proxy Statement/Prospectus is a part; (ii) the Merger and the transactions contemplated thereby shall have been duly approved by the shareholders of Genesis and the stockholders of Vitalink; (iii) no order, decree, or injunction of a court of competent jurisdiction or a governmental entity shall have prohibited or restricted consummation of the Merger and any waiting period under the HSR Act shall have expired or been terminated; (iv) Genesis shall have received financing in an amount sufficient to fund the cash portion of the Closing Consideration; and (v) the receipt of tax opinions by Genesis and Vitalink to the effect that the Merger will be a tax-free reorganization and that except for cash received in lieu of fractional shares of Genesis Preferred Stock, no Vitalink stockholder will recognize gain or loss with respect to the Genesis Preferred Stock received as a result of the Merger.

 Conditions to Genesis's Obligations

  The obligation of Genesis and Acquisition Corporation to consummate the Merger is further subject to the fulfillment or waiver of, among other things, the following conditions: (i) the representations and warranties of Vitalink contained in the Merger Agreement shall be true and correct in all material respects as of the Effective Time; (ii) Vitalink shall have performed and complied with all of its agreements, obligations and conditions required by the Merger Agreement; (iii) there shall not have occurred since the date of the Merger Agreement

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

any changes in the business, results of operations, assets or condition (financial or otherwise) of Vitalink except for changes that would have a material adverse effect on Vitalink and other than any changes in Medicare or Medicaid reimbursement programs that are known or reasonably anticipated as of the date of the Merger Agreement; (iv) Vitalink shall furnish various certificates of its officers to Genesis; (v) Vitalink shall have received all governmental consents, waivers, authorizations, orders and approvals necessary to consummate the Merger; and (vi) holders of not more than 10% of the Vitalink Common Stock shall have demanded payment pursuant to Section 262 of the DGCL as of the Special Meeting Record Date.

 Conditions to Vitalink's Obligations

  The obligation of Vitalink to consummate the Merger is further subject to the fulfillment or waiver of, among other things, the following conditions:
(i) the representations and warranties of Genesis contained in the Merger Agreement shall be true and correct in all material respects as of the Effective Time; (ii) Genesis shall have performed and complied in all material respects with all of its agreements, obligations and conditions required by the Merger Agreement; (iii) there shall not have occurred since the date of the Merger Agreement any changes in the business, results of operations, assets or condition (financial or otherwise) of Genesis except for changes that would have a material adverse effect on Genesis and other than any changes in Medicare or Medicaid reimbursement programs that are known or reasonably anticipated as of the date of the Merger Agreement (it being understood that a decline in the stock price of Genesis Common Stock does not, in and of itself, constitute a material adverse change); (iv) Genesis shall furnish various certificates of its officers to Vitalink; (v) Genesis shall have amended the Genesis Rights Plan in order to exempt certain holders of the Genesis Preferred Stock from the restrictions thereof; and (vi) Genesis shall have received all governmental consents, waivers, authorizations, orders and approvals necessary to consummate the Merger.

TERMINATION

  Mutual Consent or by Either Party. The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time: (a) by mutual written consent of the Genesis Board and the Vitalink Board; (b) by either party if, without fault of such terminating party, the Merger is not consummated on or before November 30, 1998, which date may be extended by mutual consent of the parties; provided, however, that the right to terminate the Merger Agreement pursuant to this clause (b) will not be available to any party whose failure to perform in any material respect its obligations under the Merger Agreement in any manner shall have been the cause of, or resulted in, the failure of the Merger to occur on or before such date and provided, further, that if the Merger could have been consummated by November 30, 1998 but for the failure to receive governmental approvals, the party requiring and using its best efforts to receive such approvals may, upon notice to the other, extend the consummation period to the earlier of the date of receipt of such approvals or December 31, 1998; (c) by either party, if any court of competent jurisdiction or other governmental authority shall have issued an order (other than a temporary restraining order), decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger, and such order, decree, ruling or other action shall have become final and nonappealable; or (d) by either party, if the stockholders of the non-terminating party fail to approve the Merger Agreement and the transactions contemplated thereby at the applicable Special Meeting.

  Termination by Vitalink Only. The Merger Agreement may be terminated and the Merger may be abandoned by Vitalink at any time prior to the Effective Time, if (a) Genesis or Acquisition Corporation has materially breached any representation, warranty, covenant or agreement contained in the Merger Agreement and has not cured such breach within the earlier of ten business days of receipt of written notice of such breach from Vitalink or by the Effective Time; (b) the Genesis Board has withdrawn, changed or modified in any manner its recommendation that its stockholders vote in favor of the Merger Agreement and the Merger; or (c) prior to the approval by the Vitalink stockholders of the Merger, if (1) Vitalink has received a Superior Proposal which was not solicited after the date of the Merger Agreement, (2) after receiving (x) the advice of outside legal counsel that failure to take such action would be inconsistent with the fiduciary duties of the Vitalink Board to its stockholders under applicable law and (y) the fairness opinion of a financial advisor of nationally recognized reputation that the party making such proposal is financially capable and that such Superior Proposal is more

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

favorable to it and its stockholders than the Merger, the Vitalink Board reasonably determined in good faith that such Superior Proposal would yield a higher value to its stockholders than the Merger and that failing to take such action would be inconsistent with the directors' fiduciary duties under applicable law and (3) Vitalink has given Genesis three days' written notice prior to such termination, provided that the termination described in this clause (c) will not be effective until the applicable termination fees and expenses have been paid. See "--Termination Fees and Expenses."

  Termination by Genesis Only. The Merger Agreement may be terminated and the Merger may be abandoned by Genesis at any time prior to the Effective Time, if
(a) Vitalink has materially breached any representation, warranty, covenant or agreement contained in the Merger Agreement and has not cured such breach within the earlier of ten business days of receipt of written notice of such breach from Genesis or by the Effective Time or (b) the Vitalink Board has withdrawn, changed or modified in any manner its recommendation that its stockholders vote in favor of the Merger or adopted resolutions approving or otherwise authorized or recommended an Acquisition Transaction (other than the Merger) to its stockholders.

TERMINATION FEES AND EXPENSES

  Except as set forth below, each of Vitalink and Genesis will bear its respective expenses incurred in connection with the Merger, except that expenses incurred in printing, mailing and filing this Joint Proxy Statement/Prospectus will be shared equally by Vitalink and Genesis.

  If (i) Vitalink terminates the Merger Agreement pursuant to clause (c) described under "--Termination--Termination by Vitalink Only" above; (ii) Vitalink terminates the Merger Agreement for any reason and at such time Genesis would have been entitled to terminate the Merger Agreement because the Vitalink Board had withdrawn, changed or modified in any manner its recommendation that its stockholders vote in favor of the Merger Agreement and the Merger or had adopted resolutions approving or otherwise authorized or recommended an Acquisition Transaction (other than the Merger) to its stockholders; (iii) Genesis terminates the Merger Agreement for the reasons described in the immediately preceding clause (ii); or (iv) Genesis or Vitalink terminates the Merger Agreement pursuant to clause (b), (c) or (d) described under "--Termination--Mutual Consent or by Either Party" or clause
(a) described under "--Termination--Termination by Genesis Only" and, within one year of any termination described in this clause (iv), Vitalink consummates, or enters into a definitive agreement with respect to, an Acquisition Transaction on terms more favorable than the terms of the Merger Agreement (without taking into account any termination fees payable by Vitalink with respect thereto), then Vitalink shall pay to Genesis, within one business day following any termination described in clause (i), (ii) or (iii) of this paragraph, or within one business day following the consummation or entering into of a definitive agreement in the case of clause (iv) of this paragraph, a fee, in cash, equal to $20,000,000.

INDEMNIFICATION; INSURANCE

  Genesis and the Surviving Corporation will indemnify, defend and hold harmless the present and former officers and directors of Vitalink and Genesis will cause the Surviving Corporation to indemnify, defend and hold harmless the present and former employees and agents of Vitalink against all losses, claims, damages, expenses or liabilities arising out of actions or omissions or alleged actions or omissions occurring at or prior to the Effective Time to the extent and on the same terms and conditions (including with respect to advancement of expenses) permitted or required under applicable law and Vitalink's Certificate of Incorporation, By-laws and indemnification agreements in effect at the date of the Merger Agreement. Genesis or the Surviving Corporation will pay all reasonable expenses, including attorneys' fees, that may be incurred by any indemnified party in enforcing the indemnity and other obligations provided for herein.

  For a period of six years after the Effective Time, Genesis will cause to be maintained in effect the current policies of directors' and officers' liability insurance maintained by Vitalink (provided that Genesis may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous) which obligation may, at Genesis's discretion, be satisfied by Vitalink purchasing, at

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

Genesis's request, at the Effective Time insurance coverage extending its existing directors' and officers' liability insurance policies, on the same terms and conditions, covering claims made with respect to the period prior to the Effective Time. If the premiums with respect to such insurance exceed 300% of the annual premiums paid by Vitalink as of the date of the Merger Agreement by Vitalink for such insurance, Genesis will only be obligated to purchase directors' and officers' liability insurance with a maximum coverage as can be obtained at an annual premium equal to 300% of the annual premiums paid by Vitalink as of the date of the Merger Agreement.

AMENDMENT

  Subject to applicable law, the Merger Agreement may be amended, modified or supplemented only by written agreement of Genesis and Vitalink at any time prior to the Effective Time with respect to any of the terms contained therein; provided, however, that, after the Merger Agreement is adopted by the stockholders of Vitalink and Genesis, no such amendment or modification will change the amount or form of the Closing Consideration.

WAIVERS; CONSENTS

  Any failure of Vitalink or Genesis to comply with any obligation, covenant, agreement or condition contained in the Merger Agreement may be waived by Vitalink or Genesis, as the case may be, prior to the Effective Time only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent failure. Whenever the Merger Agreement requires or permits consent by or on behalf of any party thereto, such consent shall be given in writing pursuant to the terms thereof.

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

                 RELATIONSHIP BETWEEN VITALINK AND MANOR CARE

GENERAL

  Manor Care currently beneficially owns approximately 50% of the outstanding shares of Vitalink. Vitalink maintains a variety of corporate relationships with Manor Care. In anticipation with Vitalink's initial public offering in February 1992, Vitalink and Manor Care entered into a number of agreements described below for the purpose of defining their ongoing relationship. Since at the time of the execution of these agreements Manor Care controlled more than 50% of the voting securities of Vitalink, these agreements were not the result of arm's length negotiations.

  Neither Genesis nor Vitalink is able to predict the effect, if any, that the Manor Care Merger will have upon the relationship between Vitalink or Genesis and Manor Care.

MANOR CARE PHARMACY, INFUSION THERAPY AND CONSULTING SERVICES AGREEMENTS

  Pursuant to four agreements with Manor Care, Vitalink has the right to provide pharmaceutical products and services, enteral and parenteral therapy supplies and services, urological and ostomy products, intravenous products and services and pharmacy consulting services to all facilities operated by Manor Care. Vitalink is not restricted from providing similar services to non-Manor Care facilities. These agreements will continue to be effective after the Effective Time of the Merger.

  Master Agreement for Pharmacy Services. On June 1, 1991 Vitalink and MCHS entered into the Pharmacy Services Agreement pursuant to which Vitalink has the option to provide pharmaceutical services to any and all nursing facilities owned or licensed by Manor Care. The option is exercisable from time to time as Vitalink establishes the capability to serve additional facilities operated by Manor Care. The Pharmacy Services Agreement calls for each individual nursing facility to enter into a separate agreement with Vitalink which defines the scope of services, duties and obligations of Vitalink and compensation related thereto. Pricing for services and products is determined on a market-by-market basis and is subject to reimbursement limitations depending on the payor source. The Pharmacy Services Agreement was amended on September 19, 1997 to extend the term thereof to September 30, 2002, to implement an automatic extension as described below and to update the billing rates set forth therein. The initial term of each of the Pharmacy Services Agreement, as amended, and the individual facility agreements is 11 years and four months, with an automatic renewal of one additional year as of each October 1 during the remaining term of the agreement. The automatic renewal may be terminated by either party upon written notice to the other at least 90 days prior to each October 1 during the remaining term of the Pharmacy Services Agreement. The individual facility agreements can be terminated by MCHS under various circumstances, including the failure of Vitalink to provide services which conform to generally accepted pharmacy practices or upon 30 days' notice in the event Manor Care no longer owns or holds the license to the facility upon the sale of such facility to a third party. The Pharmacy Services Agreement was amended on April 26, 1998 to allow assignment thereof to assignees meeting certain qualifications as set forth in such amendment.

  Master Agreement for Infusion Therapy Services. On June 1, 1991, Vitalink and MCHS entered into the Infusion Therapy Services Agreement pursuant to which Vitalink has the option to provide infusion therapy products and services to any and all nursing facilities owned or licensed by Manor Care. The option is exercisable from time to time as Vitalink establishes the capability to serve additional facilities operated by Manor Care. The Infusion Therapy Services Agreement calls for each individual nursing facility to enter into a separate agreement with Vitalink which defines the scope of services, duties and obligations of Vitalink and compensation related thereto. Pricing for services and products is determined on a market-by-market basis and is subject to reimbursement limitations depending on the payor source. The Infusion Therapy Services Agreement was amended on September 19, 1997 to extend the term thereof to September 30, 2002, to implement an automatic extension as described below and to amend the billing rates set forth therein. The initial term of each of the Infusion Therapy Services Agreement, as amended, and the individual facility agreements is 11 years and four months, with an automatic renewal of one additional year as of each October 1 during the remaining term of the agreement. The automatic renewal may be terminated by either party upon written notice to the other at least 90 days prior to each October 1 during the remaining term of the Infusion Therapy Services Agreement. The

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

individual facility agreements can be terminated by MCHS under various circumstances, including the failure by Vitalink to provide services which conform to generally accepted pharmacy practices or upon 30 days' notice in the event Manor Care no longer owns or holds the license to such facility upon the sale of such facility to a third party. The Infusion Therapy Services Agreement was amended on April 26, 1998 to allow assignment thereof to assignees meeting certain qualifications as set forth in such amendment.

  Master Pharmacy Consulting Agreement. On June 1, 1991 Vitalink and MCHS entered into the Master Pharmacy Consulting Agreement whereby Vitalink has agreed to develop and implement a program to provide all consultant pharmacy services to any and all nursing facilities owned or licensed by Manor Care that Vitalink is capable of servicing. The Master Pharmacy Consulting Agreement calls for each individual nursing facility to enter into a separate Consultant Pharmacy Services Agreement (the "Consultant Pharmacy Services Agreement") with Vitalink which defines the scope of services, the duties and obligations of Vitalink and compensation related thereto. Each nursing facility is billed monthly by Vitalink based on its number of licensed beds. The Master Pharmacy Consulting Agreement was amended on September 19, 1997 to extend the term thereof to September 30, 2002, to implement an automatic extension as described below and to amend the billing rates set forth therein. The initial term of each of the Master Pharmacy Consulting Agreement, as amended, and the individual Consultant Pharmacy Services Agreements is 11 years and four months, with an automatic renewal of one additional year as of each October 1 during the remaining term of the agreement. The automatic renewal may be terminated by either party upon written notice to the other at least 90 days prior to each October 1 during the remaining term of the Master Pharmacy Consulting Agreement. The individual facility agreements can be terminated by MCHS under various circumstances, including the failure by Vitalink to provide services which conform to generally accepted pharmacy practices or upon 30 days' notice in the event Manor Care no longer owns or holds the license to such facility upon the sale of such facility to a third party. The Master Pharmacy Consulting Agreement was amended on April 26, 1998 to allow assignment thereof to assignees meeting certain qualifications as set forth in such amendment.

  Pharmacy Services Consultant Agreement. On May 31, 1991, Vitalink and MCHS entered into the Pharmacy Services Consultant Agreement (the "Pharmacy Services Consulting Agreement") whereby Vitalink agreed to assist Manor Care at the corporate level in establishing uniform pharmacy delivery standards for all of its nursing facilities, including those not serviced by Vitalink. Such assistance takes the form of advising Manor Care on compliance with applicable laws, rules and regulations, providing in-services to Manor Care corporate staff on all phases of pharmacy services, and consulting with Manor Care at the corporate level on all operating policies and procedures concerning administration and record keeping of pharmaceuticals at its nursing facilities. No pharmacy consulting services are provided to individual nursing facilities under this agreement. For the services provided under the Pharmacy Services Consultant Agreement, Manor Care pays Vitalink an annual fee, initially $10.00 per long term care bed operated by Manor Care. The initial term of the agreement is ten years, with automatic renewal for successive five-year periods; however, either party may notify the other of its intent not to so renew upon 90 days' written notice. The Pharmacy Services Consultant Agreement was amended on September 19, 1997 to change all references therein from long term care to skilled nursing.

  On June 30, 1998, Manor Care advised Genesis that it was reviewing its rights under the Service Contracts. On July 2, 1998, at the request of Manor Care and with the written consent of Genesis, Vitalink granted Manor Care a 10-day extension of the period in which Manor Care may have provided notice of non-renewal of the Service Contracts. On July 10, 1998, Manor Care advised Vitalink and Genesis that Manor Care would not provide such notice of non-renewal of the Service Contracts; accordingly, the current term of each of the Service Contracts extends through September 30, 2004, subject to annual renewals provided for therein.

ADMINISTRATIVE SERVICES AGREEMENT

  Vitalink and Manor Care entered into an administrative services agreement (the "Administrative Services Agreement"), pursuant to which Manor Care provided Vitalink with various services such as maintenance of employee benefit plans, payroll, legal, insurance, financial, accounting, internal audit, tax and information systems. Effective October 1, 1997, Manor Care provides only insurance, tax and internal audit services to

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

Vitalink. The Administrative Service Agreement is terminable upon 180 days' prior notice of either party. It is anticipated that this agreement will be terminated following the Merger and that Genesis will provide such services to Vitalink. Pursuant to the Administrative Services Agreement, Vitalink agrees to reimburse Manor Care for the direct costs of rendering services to Vitalink. Where such direct costs cannot be separately measured, Vitalink will pay a portion of the total cost based on Manor Care's current practices for allocating those costs among its subsidiaries. Manor Care charges Vitalink for services rendered by billing Vitalink periodically for such services.

OTHER AGREEMENT

  Vitalink, Manor Care and Genesis have also entered into an agreement as described under "Agreements Between Manor Care and Genesis--Other Agreement."

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

                   AGREEMENTS BETWEEN MANOR CARE AND GENESIS

THE VOTING AGREEMENT

  Genesis and Manor Care have entered into a Voting Agreement dated as of April 26, 1998 pursuant to which Manor Care has agreed to vote its approximately 50% of the issued and outstanding shares of Vitalink Common Stock (i) in favor of adoption and approval of the Merger Agreement and the Merger and the terms thereof and each of the other actions contemplated by the Merger Agreement; (ii) against any other action or agreement that would, directly or indirectly, result in (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving Vitalink or its subsidiaries; (B) a sale, lease or transfer of a material amount of assets of Vitalink or its subsidiaries or a reorganization, recapitalization or liquidation of Vitalink or its subsidiaries; (C) an election of new members to the Vitalink Board, except where the vote is cast in favor of the nominees of a majority of the existing directors of Vitalink; or (D) any transaction that could reasonably be expected to materially delay or postpone the consummation of the Merger or cause a material breach by Vitalink of any covenant under the Merger Agreement; and (iii) against any action, agreement or transaction that is intended or could reasonably be expected (A) to facilitate a person other than Genesis in acquiring Vitalink or (B) to impede, interfere with, delay, postpone, discourage or materially adversely affect the consummation of the Merger (any of the foregoing in clause (ii) or (iii), a "Competing Transaction").

  Manor Care has agreed to elect to receive Genesis Preferred Stock with respect to all of the shares of Vitalink Common Stock owned by it. Manor Care has agreed not seek to assert any appraisal rights with respect to such shares.

  Manor Care has agreed to irrevocably appoint Genesis as its attorney and proxy to vote and otherwise act in accordance with the Voting Agreement with respect to any shares of Vitalink Common Stock that Manor Care is entitled to vote at any meeting of the stockholders of Vitalink or in respect of any consent in lieu thereof. This proxy and power of attorney is irrevocable and coupled with an interest in favor of Genesis. Manor Care has agreed that it will not, directly or indirectly, (x) solicit, initiate or knowingly facilitate or encourage (including by way of furnishing or disclosing nonpublic information) any inquiries or the making of any offer or proposal by any third party with respect to, or that could reasonably be expected to lead to, a Competing Transaction or (y) negotiate, explore or otherwise communicate in any way with any third party with respect to any Competing Transaction or enter into, approve or recommend any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by the Voting Agreement. Manor Care has agreed, by the end of the business day following receipt thereof, to (i) promptly notify Genesis of receipt by it of any inquiries, proposals or offers with respect to a Competing Transaction or any request for nonpublic information relating to Vitalink in connection with a Competing Transaction or for access to Vitalink's or any of its subsidiaries' properties, books or records by any third party that informs the Vitalink Board that such third party is considering making, or has made, a proposal or offer with respect to a Competing Transaction, and indicate in reasonable detail the identity of the party making the competing offer (including the name of such party) and the terms and conditions of any such proposal or offer and (ii) immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted theretofore with respect to any of the foregoing, and to take the necessary steps to inform such individuals or entities of the obligations undertaken in this paragraph.

  Manor Care has also agreed not to sell or otherwise dispose of its shares of Vitalink Common Stock, tender any such shares pursuant to a tender or exchange offer, or grant any person other than Genesis a proxy to vote such shares of Vitalink Common Stock.

  The Voting Agreement will terminate (i) by mutual written consent of the parties to the Voting Agreement; (ii) 12 months after the termination of the Merger Agreement (unless the termination of the Merger Agreement is mutually agreed to, if a third party has commenced or communicated to Vitalink or publicly proposed or disclosed and not permanently abandoned or withdrawn an Acquisition Transaction; (iii) immediately if Genesis terminates the Merger Agreement (unless a third party has commenced or communicated to Vitalink or publicly

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

proposed or disclosed and not permanently abandoned or withdrawn an Acquisition Transaction); and (iv) three months after the termination of the Merger Agreement by Vitalink unless a third party has commenced or communicated to Vitalink or publicly proposed or disclosed and not permanently abandoned or withdrawn an Acquisition Transaction.

THE RIGHTS AGREEMENT

  Genesis and Manor Care have entered into a Rights Agreement dated as of April 26, 1998

  Manor Care Standstill Obligations. Pursuant to the Rights Agreement, Manor Care has agreed that prior to the earlier of April 26, 2005 or the occurrence of a Director Change as described below, neither it nor any of its affiliates, including, without limitation, New ManorCare Health Services, Inc. (collectively, the "Manor Care Group") will, without the prior written consent of Genesis, directly or indirectly, acquire any capital stock of Genesis that is entitled to vote generally in the election of directors or is convertible or exchangeable for any class of capital stock which is entitled to vote generally in the election of directors (all such classes of capital stock of Genesis are collectively referred to as the "Voting Securities"), except for the Genesis Preferred Stock, the Genesis Common Stock or other securities issuable upon conversion of the Genesis Preferred Stock and pursuant to stock splits, stock dividends or other distributions or offerings made available to holders of Voting Securities generally. However, if at any time the aggregate voting power in the election of directors of all Voting Securities owned by the Manor Care Group (the "Manor Care Voting Power") is less than 15% (the "Maximum Percentage") of the total combined voting power in the election of directors of all the Voting Securities then outstanding (the "Total Voting Power"), then the Manor Care Group may acquire Voting Securities unless the effect of such acquisition would be to increase the Manor Care Voting Power to greater than the Maximum Percentage of the Total Voting Power. If at any time the Manor Care Voting Power is increased to more than the Maximum Percentage of the Total Voting Power as a result of a repurchase of Voting Securities by Genesis or any other change in Genesis's capitalization, no member of the Manor Care Group will be required to dispose of any Voting Securities. Pursuant to the Rights Agreement, if, at any time prior to April 26, 2003, the Manor Care Group proposes to transfer to a third party Voting Securities having in excess of the Maximum Percentage of the Total Voting Power, then as a condition to such transfer the transferee must agree to be bound by the restrictions imposed by Manor Care's standstill obligations. Notwithstanding the foregoing, the Manor Care Group will not transfer Voting Securities to any person who owns any Voting Securities if such transfer will result in such transferee having in excess of the Maximum Percentage of the Total Voting Power.

  Manor Care has also agreed not to (i) solicit any vote of Genesis shareholders in opposition to the recommendation of a majority of the Genesis Board; (ii) join any group or otherwise act in concert with any other person for the purpose of acquiring, holding, voting or disposing of Voting Securities in violation of its standstill obligations, or otherwise become a "person" within the meaning of Section 13(d)(3) of the Exchange Act (in each case other than solely with members of the Manor Care Group), or deposit any Voting Securities in a voting trust or similar arrangement or subject any Voting Securities to any voting agreement or pooling arrangement other than in accordance with its voting obligations as described under the caption "-- Voting" below; (iii) call a special meeting of the shareholders of Genesis or make a shareholder proposal at any meeting of the shareholders of Genesis;
(iv) commence or announce any intention to commence a tender or exchange offer for any shares of Genesis capital stock (although Manor Care may tender or exchange its shares in connection with a tender or exchange offer commenced by an unaffiliated third party) or take any action that would require the Manor Care Group to file with or send to the Commission an amendment to Item 4 or
Item 6 of its Schedule 13D under the Exchange Act with respect to the Voting Securities; (v) assist, encourage or induce any person to acquire outstanding Voting Securities or propose a tender offer, exchange offer or change of control of Genesis; (vi) otherwise act alone or in concert with others to control or influence the management of Genesis other than as provided within the Rights Agreement or as described under the caption "--Genesis Board Representation" below; (vii) arrange or participate in any financing for any transaction in violation of Manor Care's standstill obligations as described above; or (viii) make public, or cause or facilitate the public disclosure (including by disclosure to any journalist or other representative of the media) of, any request, or otherwise seek

(in any fashion that would require public disclosure by Genesis), to obtain any waiver or amendment of any provision of Manor Care's standstill obligations or take any action restricted thereby.

  Genesis Board Representation. As promptly as practicable after receipt of written notice from Manor Care, Genesis will cause one person designated by Manor Care to be appointed to the Genesis Board (the "Manor Care Director"). At any time the Manor Care Group does not have a Manor Care Director serving on the Genesis Board, it is entitled to designate a non-voting observer (the "Manor Care Observer") to serve thereon. The designation of the Manor Care Director or Manor Care Observer will be made after consultation with Genesis and will be reasonably acceptable to the Genesis Board, which acceptance will not unreasonably be withheld. In the event that the Manor Care Director for any reason ceases to serve as a member of the Genesis Board during his or her term of office, Manor Care will have the right to designate another Manor Care Director to fill such vacancy. Manor Care also has the right to request the removal of the Manor Care Director, subject to the applicable provisions of Genesis's Articles of Incorporation and By-Laws as well as applicable statutory provisions. The Manor Care Director or Manor Care Observer would be subject to certain obligations regarding confidential information or material relating to the business of Manor Care or its subsidiaries or the business of Genesis or its subsidiaries.

  Genesis Standstill Obligations. Genesis has agreed that it will not, without the prior written consent of Manor Care, take or recommend to its shareholders any action during the term of the Rights Agreement which would impose limitations on the legal rights of the Manor Care Group as Genesis shareholders, other than those imposed pursuant to the express terms of the Rights Agreement, which disproportionately affect the Manor Care Group compared to holders of Genesis Preferred Stock or Genesis Common Stock generally. Pursuant to the Rights Agreement, Genesis has also agreed that prior to the Effective Time it will have taken appropriate action with respect to its shareholders rights plan so as to exempt (i) the holders of Genesis Preferred Stock or (ii) any person that is the direct assignee of any holder of Genesis Preferred Stock to the extent that such assignee (A) acquires in a single transaction from a holder of Genesis Preferred Stock over 15% of the Voting Securities and (B) owns no other shares of Voting Securities, from the restrictions of such shareholders rights plan with respect to such shares of Genesis Preferred Stock and shares of Genesis Common Stock issuable upon conversion thereof. Genesis has also agreed that from and after the Effective Time Genesis will take no action which would subject such holders of Genesis Preferred Stock to the restrictions of Genesis's shareholders rights plan or any similar plan adopted after the Effective Time. Furthermore, Genesis has agreed that it will not require any Manor Care Director or Manor Care Observer to enter into any confidentiality agreement or other arrangement that would limit the ability of such Manor Care Director or Manor Care Observer to communicate with Manor Care as contemplated within the Rights Agreement.

  Voting. At any time prior to April 26, 2001, other than with respect to a proposed Change of Control, the Manor Care Group will take all such action as may be required so that all Voting Securities owned by the Manor Care Group are voted on all matters to be voted on by holders of Voting Securities in accordance with the recommendation of the Genesis Board. Manor Care has agreed to cause the Manor Care Director to take such action as may be necessary and to vote in accordance with the recommendation of the Genesis Board to fill any vacancies in the Genesis Board (other than a Manor Care Director vacancy). Manor Care has agreed that it will not, with respect to a proposed Change of Control approved by the Genesis Board and the shareholders of Genesis, make any demand for payment pursuant to Section 262 of the DGCL. As used in the Rights Agreement, a proposed "Change of Control" occurs (A) when the shareholders of Genesis are asked to approve an agreement or plan (i) to merge or consolidate Genesis with or into another company (other than a merger or consolidation which would result in the Voting Securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the Voting Securities or the voting securities of such surviving entity outstanding immediately after such merger or consolidation); (ii) to sell, or otherwise dispose of, all or substantially all of Genesis's property and assets; or (iii) to liquidate, dissolve or wind-up Genesis or (B) when Genesis is the subject of a transaction pursuant to Rule 13e-3 under the Exchange Act.

  Registration Rights. To the extent that Manor Care would be deemed to be an affiliate of Genesis after the Effective Time, the Genesis Preferred Stock and the underlying Genesis Common Stock owned by Manor Care would only be transferable under the Securities Act pursuant to an effective registration statement filed with the Commission or an exemption from the registration requirements of the Securities Act. Beginning after the first anniversary of the Effective Time, upon the request of holders of at least 25% of the Voting Securities acquired by the Manor Care Group at the Effective Time, Genesis has agreed that it will, within 90 days after the receipt of such request, effect the registration under the Securities Act of all such securities proposed to be sold by such holders. Genesis is obligated to effect a maximum of three such registrations. In addition, for five years after the date of the Rights Agreement, holders of Voting Securities acquired by the Manor Care Group at the Effective Time will have "piggyback" registration rights with respect to Genesis Common Stock, subject to a limitation on the number of shares underwritten if an underwriter advises that marketing factors require such limitation.

  Termination. The Rights Agreement will terminate on the earlier of April 26, 2005 or upon the occurrence of a Director Change. A "Director Change" means
(i) an action by the Genesis Board that removes the Chief Executive Officer of Genesis as of the date of the Rights Agreement from office or materially alters his authority or responsibilities such that he does not exercise the authority or have the responsibilities formerly associated with his position as the Chief Executive Officer or (ii) the majority of the Genesis Board does not consist of directors who either were members of the Genesis Board on the date of the Rights Agreement, subsequently became members of the Genesis Board if such persons were recommended or elected to succeed continuing directors by a majority of such continuing directors, or appointed at the direction of Manor Care.

  The Rights Agreement may also be terminated by either party upon 60 days prior written notice to the other in the event the Merger Agreement is terminated or if the non-terminating party breaches any of its material obligations under the Rights Agreement and such breach is continuing on the 61st day following such notice. If Manor Care terminates the Rights Agreement as a result of a breach by Genesis of Genesis's material obligations under the Rights Agreement, Manor Care's rights to representation on the Genesis Board and registration rights granted under the Rights Agreement will survive such termination. If the Manor Care Group disposes of more than 50% of the Voting Securities it acquires at the Effective Time to persons who are not members of the Manor Care Group, the standstill obligations of each of Manor Care and Genesis, the voting obligations of Manor Care and the rights of Manor Care to representation on the Genesis Board will terminate but Manor Care's registration rights will remain.

OTHER AGREEMENT

  Genesis, Vitalink and Manor Care have entered into a Side Agreement dated as of April 26, 1998. Pursuant to the Side Agreement, Manor Care has agreed to provide certain indemnification to each of Genesis and Vitalink and to refrain from certain competitive activities with respect to Genesis. The Side Agreement will only be effective from and after the Effective Time and will terminate and be of no further force or effect if the Merger is not consummated.

  Under the Side Agreement, Manor Care has agreed to indemnify Vitalink, as well as Genesis and its directors, officers and agents and its representatives retained in connection with the Merger Agreement, against all losses, expenses and fees (including any liability to a director, agent, representative or employee of Vitalink under any provisions contained in the Certificate of Incorporation or Bylaws of Vitalink or any agreement of Vitalink existing at or prior to the Effective Time to the extent not covered by insurance), which arise out of any stockholder's allegation or claim that the Vitalink Board, as constituted at or prior to the Effective Time, has violated its fiduciary duties or other obligations to the stockholders of Vitalink in approving the Merger Agreement and the transactions contemplated thereby.

  Manor Care has agreed to indemnify Vitalink and its subsidiaries against all losses arising out of any claim or action based upon any action or omission by Manor Care in providing billing and collection services to Vitalink and its subsidiaries or in billing and collecting amounts payable or reimbursable in respect of services rendered by Vitalink to Manor Care and its patients prior to the Effective Time, if such claim or action is brought prior to the third anniversary of the Effective Time. Manor Care has also agreed to indemnify Vitalink and its subsidiaries against all losses arising out of any claim or action based upon allegations of fraud or violation of applicable law by Manor Care or its subsidiaries (other than Vitalink and its subsidiaries) arising out of the execution of the Pharmacy Services Agreement, Infusion Therapy Services Agreement and Master Pharmacy Consulting Agreement or the alleged illegality of any provision of any such agreements, if such claim or action is brought before the time period set forth in the applicable statute of limitations has run. Such indemnification is not available with respect to any losses arising out of any claim or action alleging that amounts indicated by Vitalink as due and owing for providing services to patients of Manor Care was not reasonable, was in excess of amounts owed or was otherwise improperly paid or alleging fraud or any violations of applicable law by Vitalink or any of its subsidiaries.

  Manor Care has agreed to indemnify Vitalink and its subsidiaries for certain taxes, interest and penalties assessed against any of them that arise out of tax returns filed while Manor Care and Vitalink were members of a group that reported their taxes on a consolidated basis. The indemnification would be limited to the excess of the amount of taxes, interest and penalties of a third person assessed against Vitalink, over the amount of taxes, interest and penalties allocated to Vitalink under the Tax Agreement dated as of June 1, 1991 between Vitalink and Manor Care, which was terminated in 1997.

  Under the Side Agreement, each of Manor Care and Vitalink has agreed that from and after the Effective Time, such party will not take any action against the other to collect any amounts for services rendered by such party to the other prior to the Effective Time, except for amounts for which such party has billed the other as of the Effective Time as reflected in the books and records of such other party as of the Effective Time and amounts owed to Vitalink for services rendered to Manor Care's patients prior to the Effective Time.

  Manor Care has also agreed under the Side Agreement that, for a period of ten years, neither it nor any of its affiliates will, directly or indirectly, engage in the institutional pharmacy business, or establish, acquire, engage, own, manage, operate or control any person in the institutional pharmacy business (or participate in any such actions), in any state in which Genesis or any affiliate of Genesis at any time during the ten year period owns or operates an institutional pharmacy business. Manor Care is permitted under the Side Agreement, however, to acquire an entity which among other businesses owns and operates an institutional pharmacy business so long as the institutional pharmacy business is not the primary business of the acquired entity and such institutional pharmacy business is sold within one year of its acquisition. This covenant not to compete is for the benefit of Genesis and any third party to whom Genesis sells any of the institutional pharmacies of Vitalink. The covenant not to compete terminates if the Pharmacy Services Agreement, Infusion Therapy Services Agreement and Master Pharmacy Consulting Agreement, which currently expire on September 30, 2003, are extended through September 30, 2008 by virtue of automatic renewal or otherwise.

  Pursuant to the terms of the Side Agreement, such agreement is binding upon Manor Care and its successors and assigns and upon any entity to which all or substantially all of the assets of Manor Care and its subsidiaries, taken as a whole, are transferred in any corporate reorganization, division, split-up or spin-off. The Side Agreement further provides, however, that Manor Care may assign all of its rights and obligations thereunder to a direct or indirect subsidiary of Manor Care which is contemplated to be spun off, at which time Manor Care will be released from any further obligations under or with respect to the Side Agreement.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following discussion is a summary of the material U.S. federal income tax consequences of (i) the Merger to a holder of Vitalink Common Stock and
(ii) an investment in shares of Genesis Preferred Stock. The discussion set forth below is for general information only and may not apply to a holder subject to special treatment under the Code, such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization or that acquired its shares of Vitalink Common Stock pursuant to the exercise of an employee stock option or otherwise as compensation. In addition, this summary only applies to a holder of Vitalink Common Stock (or Genesis Preferred Stock received in exchange for Vitalink Common Stock) holding its shares of Vitalink Common Stock (or such Genesis Preferred Stock) as a capital asset and who or that is (i) a U.S. citizen or resident, (ii) a U.S. corporation, partnership or other entity created or organized under the laws of the United States, (iii) an estate the income of which is subject to U.S. taxation regardless of its source or (iv) a trust if a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions (a "Holder"). This summary is based upon the Code, administrative pronouncements, judicial decisions, and Treasury Regulations in effect as of the date hereof, all of which are subject to change, retroactively or prospectively, and to differing interpretation. No ruling will be requested from the Internal Revenue Service regarding the tax consequences of the Merger and an investment in Genesis Preferred Stock and, accordingly, there can be no assurance that the Internal Revenue Service will agree with the discussion of the tax consequences of the Merger or of an investment in Genesis Preferred Stock set forth below. Due to the summary nature of the following discussion, Holders are urged to consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Merger and an investment in Genesis Preferred Stock and as to the foreign, state, local and other tax consequences thereof.

  As of the date hereof, it is intended that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code and that Genesis, Acquisition Corporation and Vitalink will each be a party to that reorganization under Section 368(b) of the Code. Consummation of the Merger is conditioned upon the receipt by Genesis of the opinion of Blank Rome Comisky & McCauley LLP, counsel to Genesis, and by Vitalink of the opinion of Cahill Gordon & Reindel, counsel to Vitalink, each dated as of the Effective Time, substantially to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinions (including representations of Genesis, Acquisition Corporation, Vitalink and one or more of the stockholders of Vitalink dated as of the Effective Time), the Merger will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and that Genesis, Acquisition Corporation and Vitalink will each be a party to that reorganization under Section 368(b) of the Code.

REORGANIZATION TREATMENT

  Assuming the Merger will qualify as a reorganization within the meaning of
Section 368(a) of the Code, it is the opinion of Blank Rome Comisky & McCauley LLP and Cahill Gordon & Reindel that the material U.S. federal income tax consequences of the Merger will be as follows.

  Exchange of Vitalink Common Stock. As discussed below, the U.S. federal income tax consequences of the Merger to a Holder will depend on whether the Holder exchanges its Vitalink Common Stock for cash, Genesis Preferred Stock, or a combination thereof, and may further depend on whether (i) the Holder is deemed to constructively own shares of Vitalink Common Stock under Section 318 of the Code (which generally deems a person to own stock that is owned by certain family members or related entities or that is the subject of an option or options owned or deemed owned by such person), and (ii) the Holder actually or constructively owns any Genesis stock (including but not limited to Genesis Common Stock).

  Exchange Solely for Cash. In general, if pursuant to the Merger a Holder exchanges all of the shares of Vitalink Common Stock actually owned by it solely for cash (including pursuant to the exercise of its right to seek an appraisal), it will recognize capital gain or loss equal to the difference between the amount of cash received and its adjusted tax basis in the shares of Vitalink Common Stock surrendered. That gain or loss generally will be long-term capital gain or loss if the Holder held the shares of Vitalink Common Stock for more than one year as of the date of the exchange. Long-term capital gains recognized by a Holder that is an individual are subject to federal income tax at a maximum rate of 28%, which rate is reduced to 20% for shares of Vitalink Common Stock if a Holder who is an individual held the shares of Vitalink Common Stock for more than eighteen months as of the date of the exchange. Gain or loss must be calculated separately for each block of Vitalink Common Stock (shares of Vitalink Common Stock acquired at the same time in a single transaction) held by a Holder. Interest, if any, awarded by a court to a dissenting stockholder will be includable in such stockholder's income as ordinary income for U.S. federal income tax purposes. If, however, any such Holder constructively owns shares of Vitalink Common Stock that are exchanged for shares of Genesis Preferred Stock in the Merger, or, possibly, owns shares of Genesis stock actually or constructively after the Merger, in unusual circumstances the consequences to such Holder may be similar to the consequences described below under the heading "Exchange for Genesis Preferred Stock and Cash," except that the amount of consideration, if any, treated as a dividend would be limited to the amount of Vitalink's current and accumulated earnings and profits (rather than being limited to the extent of the Holder's ratable share of Vitalink's undistributed earnings and profits) and would not be limited to the amount of such Holder's gain. In addition, under certain circumstances, a Holder who actually owns no Genesis stock but pursuant to Section 318 of the Code constructively owns Genesis stock may avoid such attribution by filing a timely agreement with the Internal Revenue Service under Section 302(c) of the Code. Because of the complexity of these rules, each Holder that believes it may be subject to these rules should consult its tax advisor.

  Exchange Solely for Genesis Preferred Stock. If pursuant to the Merger a Holder exchanges all of the shares of Vitalink Common Stock actually owned by it solely for shares of Genesis Preferred Stock, it should not recognize any gain or loss except in respect of cash received in lieu of a fractional share of Genesis Preferred Stock (as discussed below). The aggregate adjusted tax basis of the shares of Genesis Preferred Stock received in that exchange will be equal to the aggregate adjusted tax basis of the shares of Vitalink Common Stock surrendered therefor (adjusted with respect to fractional shares), and the holding period of such Genesis Preferred Stock will include the period during which such shares of Vitalink Common Stock were held. If a Holder has differing bases and/or holding periods in respect of its shares of Vitalink Common Stock, it should consult its tax advisor prior to the exchange with regard to identifying the bases and/or holding periods of the particular shares of Genesis Preferred Stock received in the exchange, since several methods of determination may be available.

  Exchange for Genesis Preferred Stock and Cash. If pursuant to the Merger a Holder exchanges all of the shares of Vitalink Common Stock actually owned by it for a combination of Genesis Preferred Stock and cash, the Holder should recognize gain, but not loss, with respect to each block of Vitalink Common Stock surrendered in an amount equal to the lesser of (i) the amount of gain realized (i.e., the excess of the amount of cash and the fair market value of Genesis Preferred Stock received that is allocable to such block of Vitalink Common Stock over the tax basis of such block) and (ii) the amount of cash received allocable to such block of Vitalink Common Stock. For purposes of such calculation, the aggregate amount of cash and Genesis Preferred Stock received by a Holder will be allocated proportionately among the shares of Vitalink Common Stock surrendered. Any such recognized gain will be treated as capital gain unless the cash received has the effect of the distribution of a dividend, in which case the gain would be treated as a dividend to the extent of the Holder's ratable share of Vitalink's undistributed earnings and profits.

  In general, the determination as to whether the gain recognized in that exchange will be treated as capital gain or dividend income depends upon whether and to what extent that exchange reduces the Holder's deemed percentage stock ownership of Genesis. For purposes of that determination, the Holder is treated as if it first exchanged all of its shares of Vitalink Common Stock solely for Genesis Preferred Stock and then Genesis immediately redeemed (the "deemed redemption") a portion of such Genesis Preferred Stock in exchange for the cash the Holder actually received. The gain recognized in that exchange will be treated as capital gain if under Section 302 of the Code the deemed redemption is (i) "not essentially equivalent to a dividend" or
(ii) "substantially disproportionate" with respect to the Holder.

  Whether the deemed redemption is "not essentially equivalent to a dividend" with respect to a Holder will depend upon the Holder's particular circumstances. At a minimum, however, in order for the deemed redemption to be "not essentially equivalent to a dividend," the deemed redemption must result in a "meaningful reduction" in the Holder's deemed percentage stock ownership of Genesis. In general, that determination requires a comparison of (i) the percentage of the outstanding stock of Genesis the Holder is deemed actually and constructively to have owned immediately before the deemed redemption and
(ii) the percentage of the outstanding stock of Genesis the Holder is deemed actually and constructively to have owned immediately after the deemed redemption. The Internal Revenue Service has indicated in a published ruling that, in the case of a small minority holder of a publicly held corporation who exercises no control over corporate affairs, a reduction in the holder's proportionate interest in the corporation from .0001118% to .0001081% would constitute a meaningful reduction.

  The deemed redemption will be "substantially disproportionate" with respect to a Holder if the percentage of the outstanding voting stock of Genesis actually and constructively owned by the Holder immediately after the deemed redemption (treating Genesis Preferred Stock acquired by Genesis in the deemed redemption as not outstanding) is less than 80% of the percentage of the outstanding voting stock of Genesis actually and constructively owned by the Holder immediately before the deemed redemption (treating the Genesis Preferred Stock acquired by Genesis in the deemed redemption as outstanding). However, the deemed redemption will not be treated as substantially disproportionate unless the Holder's actual and constructive ownership of Genesis Common Stock immediately following and before the deemed redemption also meets the 80% requirement of the preceding sentence.

  In applying the foregoing tests, under certain attribution rules, a stockholder is deemed to own stock owned and, in some cases, constructively owned by certain family members, by certain estates and trusts of which the Holder is a beneficiary, and by certain affiliated entities, as well as stock subject to an option actually or constructively owned by the stockholder or such other persons. As these rules are complex, each Holder that believes it may be subject to these rules should consult its tax advisor.

  Under the foregoing tests, in most circumstances, gain recognized by a Holder that exchanges its share of Vitalink Common Stock for a combination of Genesis Preferred Stock and cash is expected to be treated as capital gain, and will be long-term capital gain if the holding period for such shares was greater than one year as of the date of the exchange. Holders of Vitalink Common Stock who receive such cash should, however, consult their own tax advisors to determine the proper treatment of such cash payments in their individual situations (including the impact, if any, of Vitalink Common Stock or Genesis stock owned by related persons).

  The aggregate tax basis of Genesis Preferred Stock received by a Holder that exchanges its shares of Vitalink Common Stock for a combination of Genesis Preferred Stock and cash pursuant to the Merger will be the same as the aggregate tax basis of the shares of Vitalink Common Stock surrendered therefor, decreased by the cash received and increased by any recognized gain (whether capital gain or dividend income). The holding period of Genesis Preferred Stock will include the holding period of the shares of Vitalink Common Stock surrendered therefor.

  If a Holder has differing basis and/or holding periods in respect of its shares of Vitalink Common Stock, it should consult its tax advisor prior to the exchange with regard to identifying the particular basis and/or holding period of the shares of Vitalink Common Stock to be sold in the exchange and the particular bases and/or holding periods of the particular shares of Genesis Preferred Stock it receives in the exchange since several methods of determination may be available.

  Cash Received in Lieu of a Fractional Share. Cash received in lieu of a fractional share of Genesis Preferred Stock will be treated as received in redemption of such fractional share and gain or loss will be recognized, measured by the difference between the amount of cash received and the portion of the basis of the Vitalink Common Stock allocable to such fractional interest. Such gain or loss will constitute capital gain or loss, and will be long-term capital gain or loss if the holding period for such shares of Vitalink Common Stock was greater than one year as of the date of the exchange.

  Additional Considerations. In addition, a Holder who receives Genesis Preferred Stock could be subject to special rules under Section 306 of the Code on the sale, exchange, redemption or other disposition thereof if the receipt of cash in lieu of such stock would have been treated as a dividend under the Section 302 rules described above. Each Holder of Vitalink Common Stock should consult its tax advisor on the potential application of Section 306 to the receipt of Genesis Preferred Stock.

  Consequences to Genesis, Acquisition Corporation and Vitalink. None of Genesis, Acquisition Corporation or Vitalink will recognize gain or loss as a result of the Merger.

TAX CONSEQUENCES OF AN INVESTMENT IN GENESIS PREFERRED STOCK

  Cash Dividends. Any cash dividends that are paid in respect of Genesis Preferred Stock, to the extent paid out of Genesis's current and accumulated earnings and profits, will be taxable as ordinary income. Corporate Holders generally will qualify for the dividends-received deduction with respect to such dividends, subject to the minimum holding period and other applicable requirements. To the extent that Genesis does not have sufficient current or accumulated earnings and profits, all or a portion of any distribution made with respect to Genesis Preferred Stock in any particular year will not qualify as a dividend for U.S. federal income tax purposes and, as a result, will not be eligible for the dividends-received deduction. A distribution in respect of Genesis Preferred Stock that does not constitute a dividend for U.S. federal income tax purposes will represent a non-taxable distribution to the extent of the Holder's basis in its Genesis Preferred Stock (correspondingly reducing such Holder's basis in such Holder's shares of stock) and, to the extent such distributions exceed the Holder's basis in such stock, a capital gain.

  Under certain circumstances, a corporate stockholder that receives "extraordinary dividends," as defined in Section 1059(c) of the Code, is required to reduce its tax basis in the stock on which such dividends are paid by the non-taxed portion of such dividends. For this purpose, under Section 1059(f) of the Code, any dividend with respect to "disqualified preferred stock" is treated as an "extraordinary dividend." Generally, quarterly dividends not in arrears paid to an original Holder of Genesis Preferred Stock will not constitute extraordinary dividends under Section 1059(c) of the Code. In addition, although the issue is not free from doubt, Genesis Preferred Stock should not constitute "disqualified preferred stock" under Section 1059(f) of the Code.

  Backup Withholding. Certain non-corporate holders may be subject to backup withholding at a rate of 31% on dividends received on Genesis Preferred Stock.

  THE DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. IT DOES NOT ADDRESS THE STATE, LOCAL OR FOREIGN TAX ASPECTS OF THE MERGER. THE DISCUSSION IS BASED ON CURRENTLY EXISTING PROVISIONS OF THE CODE, EXISTING AND PROPOSED TREASURY REGULATIONS THEREUNDER AND CURRENT ADMINISTRATIVE RULINGS AND COURT DECISIONS. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THIS DISCUSSION. IF, AS INTENDED AS OF THE DATE HEREOF, THE MERGER QUALIFIES AS A REORGANIZATION UNDER
SECTION 368(A) OF THE CODE, THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO THE HOLDERS OF VITALINK COMMON STOCK DEPEND TO A GREAT EXTENT ON WHETHER THEY RECEIVE GENESIS PREFERRED STOCK OR CASH. ACCORDINGLY, IT IS IMPORTANT THAT EACH VITALINK STOCKHOLDER RETURN THE ELECTION FORM, SO THAT IT IS RECEIVED BEFORE THE ELECTION DEADLINE.

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   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF GENESIS

BENEFICIAL OWNERSHIP OF GENESIS COMMON STOCK

 Principal Shareholders

  The following table sets forth as of June 1, 1998 certain information with respect to the beneficial ownership of Genesis Common Stock (i) by each person who is known by Genesis to be the beneficial owner of more than five percent of the Genesis Common Stock, (ii) by each director, (iii) by each of Genesis's five most highly compensated executive officers and (iv) by all directors and executive officers as a group.

                                                 SHARES OF
                                               GENESIS COMMON   PERCENTAGE OF
                                             STOCK BENEFICIALLY GENESIS COMMON
                                                  OWNED(1)       STOCK OWNED
                                             ------------------ --------------
Putnam Investment, Inc.(2)..................     3,289,151           9.0%
 One Post Office Square
 Boston, Massachusetts 02109
Allen R. Freedman(3)........................        13,500             *
Richard R. Howard(4)........................       295,450             *
Samuel H. Howard(5).........................        18,000             *
Roger C. Lipitz(6)..........................        28,000             *
Stephen E. Luongo(7)........................        49,518             *
Alan B. Miller(8)...........................        28,000             *
Michael R. Walker(9)........................       786,400           2.1%
David C. Barr(10)...........................       261,750             *
George V. Hager, Jr.(11)....................       152,253             *
Michael G. Bronfein(12).....................       196,671             *
All executive officers and directors as a
 group (19 persons).........................     2,052,600           5.6%

--------
 *  Less than one percent

 (1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Commission and, accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days after June 1, 1998. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities.
 (2) Based upon a Schedule 13G, dated January 28, 1998. Consists of 3,092,550 shares beneficially owned by Putnam Investment Management, Inc. and 196,601 shares beneficially owned by The Putnam Advisory Company, Inc. which are registered investment advisors, and are wholly owned by Putnam Investments, Inc. Putnam Investments, Inc. is a wholly owned subsidiary of Marsh & McLennan Companies, Inc.
 (3) Consists of 13,500 shares of Genesis Common Stock which may be acquired upon the exercise of stock options.
 (4) Includes 212,750 shares of Genesis Common Stock which may be acquired upon the exercise of stock options.
 (5) Consists of 18,000 shares of Genesis Common Stock which may be acquired upon the exercise of stock options.
 (6) Includes 18,000 shares of Genesis Common Stock which may be acquired upon the exercise of stock options.

 (7) Includes 30,000 shares of Genesis Common Stock which may be acquired upon the exercise of stock options.
 (8) Includes 22,500 shares of Genesis Common Stock which may be acquired upon the exercise of stock options.
 (9) Includes 367,500 shares of Genesis Common Stock which may be acquired upon the exercise of stock options.
(10) Consists of 231,750 shares of Genesis Common Stock which may be acquired upon the exercise of stock options.
(11) Includes 126,500 shares of Genesis Common Stock which may be acquired upon the exercise of stock options.
(12) Includes 27,500 shares of Genesis Common Stock which may be acquired upon the exercise of stock options.

                          THE GENESIS PREFERRED STOCK

  The following summary description of the Series G Cumulative Convertible Genesis Preferred Stock (the "Genesis Preferred Stock") to be issued by Genesis does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Certificate of Designation governing the Genesis Preferred Stock, copies of which are available from Genesis upon request.

GENERAL

  The Genesis Preferred Stock will be authorized as a new series of preferred
stock, consisting of up to    shares. Article 6 of the Amended and Restated
Articles of Incorporation of Genesis authorizes Genesis to issue an aggregate of 5,000,000 shares of preferred stock. The Genesis Board is authorized to divide the Genesis Preferred Stock into one or more series and has broad authority to determine the relative rights and preferences of the shares within each series, including voting rights.

LIMITATIONS ON TRANSFERABILITY

  No holder of the Genesis Preferred Stock may transfer the Genesis Preferred Stock without the consent of Genesis until one year from the Effective Time. From one year after the Effective Time, holders of the Genesis Preferred Stock may freely transfer such stock; provided, however, Manor Care may not transfer any shares of Genesis Preferred Stock held, directly or indirectly, whether acquired in connection with the Merger or otherwise, without the consent of Genesis or until the filing by Genesis of a registration statement with the Commission covering the sale of Genesis Preferred Stock held by Manor Care. Although Genesis does not intend to apply for the listing of the Genesis Preferred Stock on any securities exchange or to seek its admission for quotation in any automated inter-dealer quotation system, a broker-dealer could make a market for the Genesis Preferred Stock. Nevertheless, no broker-dealer is obligated to make such a market and, thus, no assurance can be given that there will be an active trading market for the Genesis Preferred Stock. The Genesis Common Stock to be issued upon conversion of the Genesis Preferred Stock will be listed on the NYSE under the symbol GHV.

DIVIDENDS

  Holders of Genesis Preferred Stock will be entitled to receive, when, as and if declared by the Genesis Board out of legally available funds, cumulative preferential cash dividends at an annual rate equal to 5.9375% of the liquidation preference, which has been set at $500.00 per share, payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (each, a "Dividend Payment Date"). The first dividend payment will be for the period from the date of original issuance of the Genesis Preferred Stock (the "Issue Date") to December 31, 1998 and each dividend payment thereafter will be for the period from the most recent Dividend Payment Date on which dividends have been paid to but excluding the first Dividend Payment Date thereafter. Each quarterly period beginning on January 1, April 1, July 1 and October 1 in each year and ending on and including the day next preceding the first day of the next such quarterly period shall be a "Dividend Period."

  The rate per annum at which dividends on the Genesis Preferred Stock will accrue will be increased as follows on the indicated date:

   Fourth anniversary of the Issue Date................................. 6.1875%
   Fifth anniversary of the Issue Date.................................. 6.6250%
   Ninth anniversary of the Issue Date.................................. 7.0625%
   Eleventh anniversary of the Issue Date............................... 7.5000%
   Thirteenth anniversary of the Issue Date............................. 7.9375%

  Dividends will accrue whether or not dividends are declared or if there are funds legally available for the payment of dividends on a daily basis from the previous dividend payment date. Dividends will cease to accrue in respect of the Genesis Preferred Stock on the date of the conversion thereof.

  If, for four consecutive Dividend Periods, dividends are not declared and paid or funds are not legally available for the payment of dividends, dividends will accumulate as of the Dividend Payment Dates, but such accumulated unpaid dividends will not bear interest. However, if, after such four consecutive Dividend Periods, dividends are not declared and paid or funds continue not to be legally available for the payment of dividends, dividends that accrue thereafter will be payable in additional shares of Genesis Preferred Stock (the "Dividend Shares") until such time as all accrued and unpaid dividends are paid in full in cash. Such dividend Shares will be valued at $500.00 per share with a liquidation preference of $500.00 per share.

  As long as any Genesis Preferred Stock is outstanding, no dividends or other distributions for any Dividend Period (other than dividends payable in shares of, or warrants, rights or options exercisable for or convertible into shares of Genesis Common Stock or any other capital stock of Genesis ranking junior to the Genesis Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation ("Junior Stock"), and cash in lieu of fractional shares of such Junior Stock in connection with any such dividends) will be paid on any Junior Stock unless: (i) full dividends on all outstanding shares of Genesis preferred stock that by its terms ranks pari passu with the Genesis Preferred Stock with respect to the payment of dividends ("Parity Preferred Stock"), and the Genesis Preferred Stock have been paid, or declared and set aside for payment, for all Dividend Periods terminating on or prior to the payment date of such Junior Stock dividend or distribution and for the current Dividend Period, to the extent such Parity Preferred Stock dividends are cumulative; (ii) Genesis has paid or set aside all amounts required to be paid or set aside for all purchase, retirement and sinking funds, if any; and
(iii) Genesis is not in default on any of its obligations to redeem any outstanding shares of Parity Preferred Stock or Genesis Preferred Stock.

  In addition, as long as any Genesis Preferred Stock is outstanding, no shares of any Junior Stock may be purchased, redeemed or otherwise acquired by Genesis or any of its subsidiaries (except in connection with a reclassification or exchange of any Junior Stock through the issuance of other Junior Stock (and cash in lieu of fractional shares of such Junior Stock in connection therewith) or the purchase, redemption or other acquisition of any Junior Stock with any Junior Stock (and cash in lieu of fractional shares of such Junior Stock in connection therewith) or in accordance with the Put/Call Agreement, or outstanding call options) nor may any funds be set aside or made available for any sinking fund for the purchase or redemption of any Junior Stock unless: (i) full dividends on all outstanding shares of Parity Preferred Stock and Genesis Preferred Stock have been paid, or declared and set aside for payment, for all dividends periods terminating on or prior to the date of such purchase, redemption or acquisition and for the current Dividend Period, to the extent such Parity Preferred Stock dividends are cumulative; (ii) Genesis has paid or set aside all amounts, if any, then or theretofore required to be paid or set aside for all purchase, retirement and sinking funds, if any, for any outstanding shares of Parity Preferred Stock; and (iii) Genesis is not in default on any of its obligations to redeem any outstanding shares of Parity Preferred Stock or Genesis Preferred Stock.

  Except as provided below, Genesis may not pay dividends on any Parity Preferred Stock unless it has paid or declared and set apart for payment all accrued and unpaid dividends for all prior dividend payment periods on the Genesis Preferred Stock on or prior to the payment date of such Parity Preferred Stock, to the extent such Parity Preferred Stock dividends are cumulative. Whenever all accrued dividends in respect of prior dividend payment periods are not paid in full on Genesis Preferred Stock and on any Parity Preferred Stock, all dividends declared on the Genesis Preferred Stock and the Parity Preferred Stock will be declared and made pro rata so that the amount of dividends declared on the Genesis Preferred Stock and the Parity Preferred Stock will bear the same ratio that accrued and unpaid dividends in respect of prior Dividend Payment Periods on the Genesis Preferred Stock and the Parity Preferred Stock bear to each other.

  As long as any Genesis Preferred Stock is outstanding, Genesis may not purchase, redeem or otherwise acquire any shares of Parity Preferred Stock (except for consideration payable in Junior Stock or cash payable in lieu of fractional shares of Junior Stock) if Genesis has failed to pay any accrued dividends on the Genesis Preferred Stock or any Parity Preferred Stock on a Dividend Payment Date, Genesis has not set aside all amounts required to be paid or set aside for all purchase, retirement or sinking funds or Genesis is in default on any of its obligations to redeem any outstanding shares of Parity Preferred Stock or Genesis Preferred Stock. Notwithstanding the foregoing, in such event, Genesis may purchase or redeem fewer than all the shares of the Genesis Preferred Stock and Parity Preferred Stock if such repurchase or redemption is made pro rata so that the amounts purchased or redeemed bear to each other the same ratio that the required redemption payments on the shares of the Genesis Preferred Stock and any Parity Preferred Stock then outstanding bear to each other.

  The dividend payable on Genesis Preferred Stock for each quarterly dividend period will be computed by dividing the annual dividend amount by four. The amount of dividends payable for the initial dividend period and for any period shorter than a full dividend period will be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in any period less than one month.

VOTING RIGHTS

  The holders of the Genesis Preferred Stock will be entitled to such number of votes for each share held as equals the number of shares of Genesis Common Stock into which such shares are convertible on the record date set for determining who is entitled to vote a particular matter and will vote together with the holders of Genesis Common Stock (and any other class or series of Genesis Preferred Stock, if any, similarly entitled to vote (such Genesis Preferred Stock, together with the Genesis Common Stock, the "Voting Securities") as a single class, on all matters to be voted on by holders of Genesis Common Stock. In addition to such voting rights, holders of the Genesis Preferred Stock will be entitled to vote as a separate class on matters as to which the Pennsylvania Business Corporation Law requires a separate class vote.

  Whenever dividends payable on shares of Genesis Preferred Stock are in arrears and unpaid for four consecutive Dividend Periods, thereafter and until all accrued and unpaid dividends, whether or not declared, on the outstanding shares of Genesis Preferred Stock shall have been paid in full in cash or declared and cash set apart for the payment thereof, the number of directors of Genesis shall be increased by two and the holders of the Genesis Preferred Stock shall have the right, voting separately as a class, by a vote of holders of a majority of the number of outstanding shares of Genesis Preferred Stock, to elect two directors of Genesis while still preserving the right of holders of Genesis Preferred Stock to vote for the remaining directors together with holders of the Genesis Common Stock. At such time as the accrued and unpaid dividends shall have been paid in full in cash or declared and cash set apart for the payment thereof, the right of the holders to vote for directors as provided herein shall terminate and the term of office of any director(s) then in office who were elected pursuant to the process herein described shall immediately terminate.

  So long as any shares of Genesis Preferred Stock are outstanding, subject to the applicable provisions of the Pennsylvania Business Corporation Law, Genesis will not, without consent of the holders of at least two-thirds of the number of shares of Genesis Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at a special meeting called for the purpose, (i) increase the number of shares of authorized Genesis Preferred Stock or issue any additional shares of Genesis Preferred Stock other than Dividend Shares; (ii) amend or modify the powers, preferences or rights of the Genesis Preferred Stock or take any action which adversely affects the interests of the holders of Genesis Preferred Stock, provided, however, that Genesis may authorize and issue classes or series of stock ranking senior to, or on a parity with, the Genesis Preferred Stock either in the payment of dividends or in the distribution of assets upon any liquidation of Genesis, or that Genesis may be required to redeem or repurchase before all of the Genesis Preferred Stock has been redeemed without the consent of the holders of the Genesis Preferred Stock; or (iii) enter into any plan of complete liquidation or dissolution or otherwise effect the voluntary liquidation, dissolution or winding-up of Genesis unless, as a result of such liquidation, the liquidation preference on the Genesis Preferred Stock is satisfied in full.

CONVERSION AT THE OPTION OF GENESIS

  Genesis may not convert the Genesis Preferred Stock prior to April 26, 2001. From and after April 26, 2001, Genesis at its option may convert the Genesis Preferred Stock in whole at any time at a conversion price equal to 100% of the liquidation preference, plus accrued and unpaid dividends to the date of conversion, only if the Genesis Common Stock is trading 120% above the conversion price, which has been fixed at $37.20.

  From and after April 26, 2002, Genesis at its option may convert the Genesis Preferred Stock in whole at any time at the conversion price set forth below, stated as a percentage of the liquidation preference, in each case plus accrued and unpaid dividends to the date of conversion, if converted during the twelve-month period beginning April 26:

   YEAR                                                                  PRICE
   ----                                                                  ------
   2002................................................................. 104.50%
   2003................................................................. 103.75%
   2004................................................................. 103.00%
   2005................................................................. 102.25%
   2006................................................................. 101.50%
   2007................................................................. 100.75%
   2008 and thereafter.................................................. 100.00%

  The conversion prices for the Genesis Preferred Stock set forth above are payable by Genesis solely in Genesis Common Stock. On the date of conversion, Genesis will deliver to each holder of Genesis Preferred Stock held for each share of Genesis Preferred Stock a number of shares of Genesis Common Stock with an aggregate market price on such date equal to the applicable conversion price.

  Each holder of Genesis Preferred Stock will surrender the certificate or certificates representing such shares of Genesis Preferred Stock to Genesis, duly endorsed (or otherwise in proper form for transfer, as determined by Genesis), in the manner and at the place designated by Genesis, and on the date of conversion the conversion price for such shares will be payable to the holder thereof, and each surrendered certificate will be canceled and retired.

CONVERSION AT THE OPTION OF THE HOLDERS

  Procedure. At the option of the holders, each share of Genesis Preferred Stock will be convertible at any time into Genesis Common Stock at the conversion price of $37.20 (equivalent to a conversion rate of 13.441 shares of Genesis Common Stock for each share of Genesis Preferred Stock).

  Conversion of Genesis Preferred Stock may be effected by delivering certificates evidencing such shares, together with written notice of conversion and a proper assignment of such certificates to Genesis or in blank, to the office or agency to be maintained by Genesis for that purpose (and, if applicable, cash payment of an amount equal to the dividend payable on such shares), and otherwise in accordance with conversion procedures established by Genesis. Each optional conversion will be deemed to have been effected immediately prior to the close of business on the date on which the foregoing requirements will have been satisfied and dividends will cease to accrue in respect of Genesis Preferred Stock at such time.

  On and after the date of conversion, unless Genesis fails to issue certificates evidencing the Genesis Common Stock, dividends on the Genesis Preferred Stock called for conversion shall cease to accumulate on the date of conversion, and all rights of the holders of converted shares shall terminate with respect thereto on the date of conversion, other than the right to receive the Genesis Common Stock into which each share of Genesis Preferred Stock shall be converted.

  Receipt of Dividends. Holders of Genesis Preferred Stock at the close of business on a record date for any payment of declared dividends shall be entitled to receive the full dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion of such shares following such record date and prior to the corresponding Dividend Payment Date. However, shares of Genesis Preferred Stock surrendered for conversion after the close of business on a record date for any payment of declared dividends and before the opening of business on the next succeeding Dividend Payment Date must be accompanied by payment to Genesis in cash of an amount equal to the dividend declared on such shares of Genesis Preferred Stock to be converted and to be payable on such Dividend Payment Date unless a conversion notice from Genesis shall have been delivered to the Holders and the date of conversion is on or before the next succeeding Dividend Payment Date.

Holders thereof shall continue to be entitled to receive from Genesis any accrued but unpaid dividends thereon. Such accrued but unpaid dividends may be declared and paid at any time, without reference to any regular Dividend Payment Date. Except as provided above, upon any conversion at the option of the holder of Genesis Preferred Stock, Genesis shall make no payment or allowance for unpaid dividends for the Dividend Period during which such conversion occurs, whether or not in arrears, on such converted Genesis Preferred Stock or for previously declared dividends or distributions on the shares of Common Stock issued upon such conversion.

  Adjustment to Conversion Price. In case Genesis shall (i) subdivide its outstanding shares of Genesis Common Stock into a greater number of shares,
(ii) combine its outstanding shares of Genesis Common Stock into a smaller number of shares, or (iii) issue by reclassification of its shares of Genesis Common Stock any shares of its capital stock, the conversion price shall be adjusted so that the holder of a share of Genesis Preferred Stock surrendered for conversion shall be entitled to receive upon conversion the number of such shares of Genesis Common Stock which such holder would have been entitled to receive after the happening of such event had such share of Genesis Preferred Stock been converted immediately prior to such record date.

  In the event Genesis shall make a dividend or other distribution, including warrants and debt instruments, on the Genesis Common Stock, other than (A) regular dividends payable in cash or (B) any dividend or distribution on the Genesis Common Stock if the Genesis Preferred Stock holders receive in such distribution the same as they would have received if such holders had converted into Genesis Common Stock immediately prior to such dividend, then, an appropriate adjustment to the conversion price shall be made so that the holder of each share of Genesis Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Genesis Common Stock determined by multiplying (1) the number of shares of Genesis Common Stock into which such share was convertible on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the current market price per share of Genesis Common Stock as of such record date, and the denominator of which shall be such current market price per share of Genesis Common Stock less the fair market value per share of Genesis Common Stock of such dividend or distribution; provided, however, that in the event of a distribution of shares of capital stock of a subsidiary of Genesis (a "Spin-Off") made to holders of shares of Genesis Common Stock, the numerator of such fraction shall be the sum of the market price per share of Genesis Common Stock as of the 30th trading day after the effective date of such Spin-Off and the market price of the capital stock of the subsidiary which is distributed in such Spin-Off in respect of one share of Genesis Common Stock as of such 30th trading day and the denominator of which shall be the current market price per share of Genesis Common Stock as of such 30th trading day.

  No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments not required to be made shall be carried forward and taken into account in any subsequent adjustment.

  No fractional shares or scrip representing fractional shares of Genesis Common Stock shall be issued upon the conversion of any share of Genesis Preferred Stock. If conversion of the Genesis Preferred Stock does not yield a round number of shares of Genesis Common Stock, the fraction of Genesis Common Stock resulting from such conversion will be multiplied by the market price of the Genesis Common Stock and such amount will be paid by Genesis to the converting holder in cash.

  Change in Control. In the event of any capital reorganization or reclassification of outstanding shares of Genesis Common Stock or in case of any merger, consolidation or other corporate combination of Genesis with or into another corporation, or in case of any sale or conveyance to another corporation of the property of Genesis as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), each share of Genesis Preferred Stock shall be exchanged for a new series of preferred stock of the surviving person, or in the case of a surviving person other than a corporation, comparable securities of such surviving person, in either case having economic terms as nearly equivalent as possible to, and with the same voting and other rights as, the Genesis Preferred Stock; except that any holder of Genesis Preferred Stock shall be entitled to receive, upon conversion subsequent to the consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Genesis Common Stock into which one share of Genesis Preferred Stock was convertible immediately prior to such Transaction. Notwithstanding the foregoing, upon a Change in Control (as defined below) at the option of the holder of any shares of Genesis Preferred Stock the holder thereof shall be entitled to receive, upon presentation of the certificates therefor to the surviving person subsequent to the consummation of such Transaction, cash equal to the liquidation preference as of the consummation of such transaction. If necessary, appropriate adjustment (as determined by the Genesis Board in good faith) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the holders of shares of Genesis Preferred Stock to the end that the provisions set forth herein for the protection of the conversion rights of the Genesis Preferred Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the shares of Genesis Preferred Stock remaining outstanding (with such adjustments in the conversion price and number of shares issuable upon conversion and such other adjustments in the provisions hereof as the Genesis Board in good faith shall determine to be appropriate). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references herein shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

  Notwithstanding anything contained herein to the contrary, Genesis will not effect any Transaction unless, prior to the consummation thereof, proper provision is made to ensure that the holders of shares of Genesis Preferred Stock will be entitled to receive the benefits afforded hereby if, following the Transaction, one or more entities other than Genesis shall be required to deliver securities or other property upon the conversion of the Genesis Preferred Stock, such entity or entities shall assume, by written instrument delivered to each holder of shares of Genesis Preferred Stock the obligation to deliver to such holder the securities and property to which, in accordance with the foregoing provisions, such holder is entitled.

  "Change in Control" means (A) when the stockholders of Genesis approve an agreement or plan (i) to merge or consolidate Genesis with or into another company (other than a merger or consolidation which would result in the Voting Securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of Genesis or such surviving entity outstanding immediately after such merger or consolidation), or (ii) to sell, or otherwise dispose of, all or substantially all of Genesis property and assets, or (B) when Genesis is the subject of a transaction pursuant to Rule 13e-3 under the Exchange Act.

NOTICE OF CERTAIN EVENTS

  In case at any time or from time to time, Genesis shall pay any dividend or make any other distribution to the holders of Genesis Common Stock, or shall offer for subscription pro rata to the holders of Genesis Common Stock any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Genesis Common Stock or merger, consolidation or other corporate combination of Genesis with or into another corporation, or any sale or conveyance to another corporation of the property of Genesis as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding-up of Genesis, then, Genesis shall give written notice at the same time as, or as soon as practicable after, such event is first communicated (including by announcement of a record date in accordance with the rules of any stock exchange on which the Genesis Common Stock is listed or admitted to trading) to holders of Genesis Common Stock, but in any event within 30 days of occurrence of such event to the registered holders of the Genesis Preferred Stock notice of any of the aforementioned events.

RESERVATION OF GENESIS COMMON STOCK

  Genesis shall at all times reserve and keep available out of its authorized but unissued shares of Genesis Common Stock, solely for the purpose of effecting the conversion of the shares of the Genesis Preferred Stock, such number of shares of Genesis Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Genesis Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the conversion of all then outstanding shares of the Genesis Preferred Stock, Genesis will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

LIQUIDATION PREFERENCE

  The Genesis Preferred Stock will rank pari passu as to preference on distribution of assets upon liquidation with each other series of Parity Preferred Stock then outstanding, and with any future preferred stock issued by Genesis that by its terms ranks pari passu with the Genesis Preferred Stock with respect to distribution of assets upon liquidation.

  The Genesis Preferred Stock will be subordinate as to preference on distribution of assets upon liquidation of dividends to each other series of existing and future preferred stock issued by Genesis that by its terms is senior to the Genesis Preferred Stock with respect to distribution of assets upon liquidation.

  In the event of the liquidation, dissolution or winding-up of the business of Genesis, whether voluntary or involuntary, the holders of Genesis Preferred Stock then outstanding, after payment or provision for payment of the debts and other liabilities of Genesis and the payment or provision for payment of any distribution on any shares of Genesis having a preference and a priority over the Genesis Preferred Stock on liquidation, and before any distribution to holders of any shares of Genesis that are junior and subordinate to the Genesis Preferred Stock on liquidation shall be entitled to be paid out of the assets of Genesis available for distribution to its stockholders the liquidation preference, plus an amount equal to all accrued and unpaid dividends thereon, and shall, after the holders of Genesis Common Stock have received an amount per share of Genesis Common Stock equal to the amount paid per share of Genesis Preferred Stock, be entitled to participate on a pro rata basis with the holders of Genesis Common Stock. In the event the assets of Genesis available for distribution to the holders of the Genesis preferred stock upon any dissolution, liquidation or winding-up of Genesis shall be insufficient to pay in full the liquidation payments payable to the holders of outstanding Genesis Preferred Stock and of all other series of preferred stock that rank on a parity with the Genesis Preferred Stock in the event of liquidation, the holders of Genesis Preferred Stock and of all other series of such parity Preferred Stock shall share ratably in such distribution of assets in proportion to the amount which would be payable on such distribution if the amounts to which the holders of outstanding Genesis Preferred Stock and the holders of outstanding shares of such Parity Preferred Stock were paid in full. Except as provided herein, holders of Genesis Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding-up of the affairs of Genesis.

  None of the sale, lease, transfer or exchange of all or substantially all of the assets of Genesis nor the consolidation or merger of Genesis with one or more other corporations (whether or not Genesis is the corporation surviving such consolidation or merger) will be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of Genesis.

SECURITIES LAWS RESTRICTIONS ON TRANSFER

  In addition to the contractual restrictions on the sale of Genesis Preferred Stock, the holders thereof may be further restricted by certain provisions of the Securities Act.

  The shares of Genesis Preferred Stock to be issued to stockholders of Vitalink pursuant to the Merger Agreement have been registered under the Securities Act. However, persons who are "affiliates" (as defined in the Securities Act) of Vitalink are prohibited from transferring such shares. Directors and executive officers of Vitalink may be deemed to have been "affiliates" of Vitalink within the meaning of the Securities Act. Any such affiliate will not be able to resell the Genesis Preferred Stock received by him or her in the Merger unless such stock is registered for resale or an exemption from registration under the Securities Act is available, such as Rule 145. All such persons should carefully consider the limitations imposed by Rule 145 under the Securities Act prior to effecting any resales of Genesis Preferred Stock. In general, under Rule145 as currently in effect, persons who may be deemed affiliates (as that terms is described in the Securities Act) of Vitalink as of the

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Vitalink Special Meeting would be entitled to sell within any three-month period a number of shares of Genesis Preferred Stock that does not exceed the greater of 1% of the then outstanding shares of the Genesis Preferred Stock or the average weekly trading volume during the four calendar weeks preceding a sale by such person. Sales under Rule 145 are also subject to certain provisions relating to the manner of sale and availability of current information about Genesis. Such limitations would generally cease to apply to non-affiliates of Genesis following the first anniversary of the Effective Time provided that Genesis meets certain public information requirements or the second anniversary of the Effective Time otherwise. This Proxy Statement/Prospectus does not cover any resales of Genesis Preferred Stock received by affiliates of Vitalink or by certain of their family members or related interests.

  Pursuant to the Merger Agreement, prior to the Effective Time, Vitalink shall cause to be prepared and delivered to Genesis a list (reasonably satisfactory to counsel for Genesis) identifying all persons who, at the time of the Vitalink Special Meeting, may be deemed to be "affiliates" of Vitalink as that term is defined in Rule 145 under the Securities Act. Vitalink shall use its reasonable best efforts to cause each person identified as an affiliate in such list to deliver to Genesis on or prior to the Effective Time a written agreement (in a form previously approved by Vitalink and Genesis) that such affiliate will not sell, transfer, or otherwise dispose of any shares of Genesis Preferred Stock issued to such possible affiliate pursuant to the Merger except pursuant to an effective registration statement or in compliance with Rule 145 or an exemption from the registration requirements of the Securities Act and it is a condition to the obligation of Genesis to close the Merger that it receives such written agreements.

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                     DESCRIPTION OF GENESIS CAPITAL STOCK

GENERAL

  Genesis is authorized to issue 60,000,000 shares of common stock having a par value of $.02 per share and 5,000,000 shares of Preferred Stock (the "Genesis Undesignated Preferred Stock"). If Genesis's shareholders approve the issuance of the Genesis Preferred Stock, upon consummation of the Merger, the Genesis Preferred Stock will have a par value of $.01 per share. As of the Special Meeting Record Date, there were 35,160,513 shares of Genesis Common Stock issued and outstanding and no shares of Genesis Undesignated Preferred Stock issued and outstanding. The Genesis Board has the power from time to time to issue additional shares of Genesis Undesignated Preferred Stock or Genesis Common Stock authorized by Genesis's Amended and Restated Articles of Incorporation (the "Genesis Articles") without obtaining approval of Genesis's shareholders. The rights, qualifications, limitations and restrictions on each series of Genesis Undesignated Preferred Stock issued will be determined by the Genesis Board and approved as required by the Pennsylvania Business Corporation Law (the "PBCL"), the NYSE or otherwise, at the time of issuance and may include, among other things, rights in liquidation, rights to participating dividends, voting and convertibility to Genesis Common Stock. The following descriptions of Genesis capital stock are qualified in their entirety by reference to the Genesis Articles.

GENESIS COMMON STOCK

  Dividends. Genesis can pay dividends out of any statutory surplus or from certain net profits if, as and when declared by the Genesis Board. The payment of dividends by Genesis is subject to limitations that are imposed by law. The holders of Genesis Common Stock are entitled to receive and share equally in such dividends as may be declared by the Genesis Board out of funds legally available therefor. Holders of the Genesis Preferred Stock will have a priority over the holders of Genesis Common Stock with respect to dividends. See "--Genesis Preferred Stock."

  Voting Rights. The holders of Genesis Common Stock possess exclusive voting rights in Genesis. Such holders elect the Genesis Board and act on such other matters as are required to be presented to them under the PBCL or the Genesis Articles, the NYSE, or as are otherwise presented to them by the Genesis Board. Each holder of Genesis Common Stock is entitled to one vote per share of Genesis Common Stock on all matters voted upon by Genesis shareholders and will not have any right to cumulate votes in the election of directors. Holders of Genesis Preferred Stock will not have voting rights except in certain limited circumstances, although the Genesis Board may provide voting rights for any newly created series of Genesis Undesignated Preferred Stock that may be issued in the future.

  Liquidation Rights. In the event of any liquidation, dissolution, or winding up of Genesis, the holders of Genesis Common Stock would be entitled to receive, after payment or provision for payment of all debts and liabilities of Genesis, all assets available for distribution. Holders of Genesis Preferred Stock will have a priority over the holders of Genesis Common Stock in the event of any liquidation, dissolution or winding up of Genesis.

  Preemptive Rights. Holders of Genesis Common Stock are not entitled to preemptive rights with respect to any shares which may be issued.

  Issuance of Stock. In certain instances, the issuance of authorized but unissued shares of Genesis Common Stock or Genesis Undesignated Preferred Stock may have an anti-takeover effect. The authority of the Genesis Board to issue Genesis Undesignated Preferred Stock with rights and privileges, including voting rights, as it may deem appropriate, may enable the Genesis Board to prevent a change of control despite a shift in ownership of Genesis Common Stock. In addition, the Genesis Board's authority to issue additional shares of Genesis Undesignated Preferred Stock may deter or delay a change of control by increasing the number of shares needed to gain control of Genesis.

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  Certain Anti-takeover Provisions. The Genesis Articles and Genesis's Bylaws
contain a number of provisions that may be deemed to have the effect of discouraging or delaying attempts to gain control of Genesis, including provisions (i) classifying the Genesis Board into three classes with each class to serve for three years with one class being elected annually; (ii) vesting in the Genesis Board the exclusive power to fix from time to time the size of the Genesis Board; (iii) authorizing a majority vote of the Genesis Board then in office to fill vacancies in the Genesis Board; and (iv) setting forth specific conditions under which (a) business may be transacted at an annual meeting of shareholders and (b) persons may be nominated for election as directors of Genesis at an annual meeting of shareholders.

  The foregoing provisions could impede a change of control of Genesis. In particular, classification of the Genesis Board has the effect of decreasing the number of directors that could be elected in a single year by any person who seeks to elect its designees to a majority of the seats on the Genesis Board.

GENESIS PREFERRED STOCK

  As of the Genesis Record Date, no shares of Genesis Undesignated Preferred Stock have been issued. Genesis Undesignated Preferred Stock may be issued with such preferences and designations as the Genesis Board may determine from time to time. The Genesis Board may issue, without shareholder approval, Genesis Undesignated Preferred Stock with voting, dividend, liquidation and conversion rights that could dilute the voting strength of the holders of Genesis Common Stock and may assist Genesis's management in impeding an unfriendly takeover or an attempted change in control.

  With the exception of the Genesis Preferred Stock, Genesis has authorized no arrangements, understandings, or plans at the present time for the issuance or use of the shares of the Genesis Undesignated Preferred Stock. The Genesis Board believes that the availability of such shares will provide Genesis with increased flexibility in structuring possible future financing and acquisitions and in meeting other corporate needs that may arise. In the event of a proposed merger, tender offer, or other attempt to gain control of Genesis of which Genesis management does not approve, the Genesis Board may be able to authorize the issuance of one or more series of Genesis Undesignated Preferred Stock with rights and preferences that could impede the completion of such a hostile transaction. The issuance of Genesis Undesignated Preferred Stock, therefore, may deter future takeover attempts. The Genesis Board does not intend to issue any Genesis Undesignated Preferred Stock except on terms that it deems to be in the best interest of Genesis's then existing shareholders.

  Genesis Junior Preferred Stock. Genesis has authorized and has filed a Statement of Designation with respect to the issuance of Genesis Series A Junior Participating Preferred Stock, par value $.01 per share ("Genesis Junior Preferred Stock"). Genesis Junior Preferred Stock is only issuable in connection with Genesis's rights plan. See "--Genesis Rights Plan." When issued, the Genesis Junior Preferred Stock will rank junior to all other series of Genesis Undesignated Preferred Stock and the Genesis Preferred Stock as to the payment of dividends and the distribution of assets upon any liquidation, dissolution or winding up of Genesis, unless the terms of any such series provide otherwise.

  Dividends on the Genesis Junior Preferred Stock will be cumulative to the greater of (i) $1.00 or (ii) subject to adjustment, 1000 times the aggregate per share amount of all cash dividends declared on Genesis Undesignated Preferred Stock, and 1000 times the aggregate per share amount of all non-cash dividends or other distributions declared on Genesis Undesignated Preferred Stock other than a dividend payable in shares of Genesis Undesignated Preferred Stock or a subdivision of the outstanding shares of Genesis Undesignated Preferred Stock.

  Each holder of the Genesis Series A Junior Preferred Stock is entitled to 1,000 votes on all matters submitted to a vote of the Genesis shareholders.

  The Genesis Junior Preferred Stock has preference over the Genesis Common Stock with respect to the distribution of assets in the event of a liquidation, dissolution, or winding up of Genesis. The liquidation

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preference of the Genesis Junior Preferred Stock is $1000.00 per share, plus an amount equal to accrued and unpaid dividends and distributions.

  If Genesis enters into any consolidation, merger, combination or other transaction in which shares of Genesis Undesignated Preferred Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then the shares of Genesis Junior Preferred Stock will at the same time be similarly exchangeable or changeable in an amount equal to 1,000 times the aggregate amount of consideration received by the holders of Genesis Undesignated Preferred Stock. Holders of the Genesis Junior Preferred Stock are not entitled to preemptive rights with respect to any shares of Genesis that may be issued.

GENESIS RIGHTS PLAN

  The Genesis Rights Agreement, dated as of April 20, 1995, contains provisions intended to protect shareholders in the event of unsolicited offers or attempts to acquire Genesis. The Genesis Rights Agreement provides that attached to each share of Genesis Common Stock is a right to purchase one thousandth of a share of Genesis Junior Preferred Stock, at a price of $165.00 (the "Purchase Price") per one thousandth interest in a share of Genesis Undesignated Junior Preferred Stock (the "Genesis Right"), subject to adjustment. The Genesis Rights will expire on April 20, 2005, unless extended or unless the Genesis Rights are earlier redeemed by Genesis, in each case as described below.

  The Genesis Rights will separate from the Genesis Common Stock and become exercisable for Genesis Junior Preferred Stock upon a Distribution Date, which is defined in the Genesis Rights Agreement as the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 15% or more of the outstanding voting shares of Genesis, or (ii) 10 business days following the commencement or announcement of an intention to commence a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of Genesis's outstanding voting shares.

  If a person or group were to acquire 15% or more of the voting shares of Genesis, each Genesis Right then outstanding (other than Genesis Rights beneficially owned by the acquiring person which become null and void) would become a right to buy that number of shares of Genesis Common Stock (or under certain circumstances, the equivalent number of thousandths of a Genesis Junior Preferred Stock) that at the time of such acquisition would have a market value of two times the Purchase Price of the Genesis Right.

  If Genesis were acquired in a merger or other business combination transaction or more than 50% of its consolidated assets or earning power were sold, proper provision will be made so that each holder of a Genesis Right (other than Genesis Rights beneficially owned by a person or group who had acquired 15% or more of the voting shares of Genesis, which Genesis Rights became null and void) will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Genesis Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the Purchase Price of the Genesis Right.

  The dividend and liquidation rights, and the non-redemption feature, of the Genesis Junior Preferred Stock are designed so that the value of one thousandth of a Genesis Junior Preferred Share purchasable upon exercise of each Genesis Right will approximate the value of one share of Genesis Common Stock. The shares of Genesis Junior Preferred Stock issuable upon exercise of the Genesis Rights will be non-redeemable and rank junior to all other series of Genesis's Undesignated Preferred Stock. Each whole share of Genesis Junior Preferred Stock will be entitled to receive a quarterly preferential dividend in an amount per share equal to the greater of (i) $1.00 in cash, or (ii) in the aggregate, 1,000 times the dividend declared on the Genesis Common Stock. In the event of liquidation, the holders of the Genesis Junior Preferred Stock will be entitled to receive a preferential liquidation payment equal to the greater of (i) $1,000 per share, or (ii) in the aggregate, 1,000 times the payment made on the Genesis Common Stock. In the event of any merger, consolidation or other transaction in which Genesis Common Stock is exchanged for or changed into other stock or securities, cash or other property, each

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

share of whole Genesis Junior Preferred Stock will be entitled to receive 1,000 times the amount received per Genesis Common Stock. Each whole share of Genesis Junior Preferred Stock shall be entitled to 1,000 votes on all matters submitted to a vote of the shareholders of Genesis, and Genesis Junior Preferred Stock shall generally vote together as one class with Genesis Common Stock and any other capital stock on all matters submitted to a vote of shareholders.

  The offer and sale of the Genesis Junior Preferred Stock issuable upon exercise of the Genesis Rights are registered with the Commission and such registration will not be effective until the Genesis Rights become exercisable. The Genesis Rights themselves are listed on the NYSE.

  The number of shares Genesis Junior Preferred Stock or other securities or property issuable upon exercise of the Genesis Rights, and the Purchase Price payable, is subject to certain adjustments from time to time to prevent dilution.

  The number of outstanding Genesis Rights is also subject to adjustment in the event of a stock split of the Genesis Common Stock or a stock dividend on the Genesis Common Stock payable in Genesis Common Stock or subdivisions, consolidations or combinations of the Genesis Common Stock occurring, in any such case, prior to the Distribution Date.

  Exchange and Redemption. At any time after the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding voting shares of Genesis and before the acquisition by a person or group of 50% or more of the outstanding voting shares of Genesis, the Genesis Board may, at its option, issue Genesis Common Stock or Genesis Junior Preferred Stock in mandatory redemption of, and in exchange for, all or part of the then outstanding and exercisable Genesis Rights (other than Genesis Rights owned by such person or group which would become null and void) at an exchange ratio of one share of Genesis Common Stock (or one thousandth of a share of Genesis Junior Preferred Stock) for each two shares of Genesis Common Stock for which each Genesis Right is then exercisable, subject to adjustment.

  Redemption of Rights. At any time prior to the first public announcement that a person or group has become the beneficial owner of 15% or more of the outstanding voting shares, the Genesis Board may redeem all but not less than all of the then outstanding rights at a price of $.001 per Genesis Right (the "Redemption Price"). The redemption of the Genesis Rights may be made effective at such time, on such basis and with such conditions as the Genesis Board in its sole discretion may establish. Immediately upon the action of the Genesis Board ordering redemption of the Genesis Rights, the right to exercise the Genesis Rights will terminate and the only right of the holders of Genesis Rights will be to receive the Redemption Price.

  The terms of the rights may be amended by the Genesis Board without the consent of the holders of the Genesis Rights, including an amendment to extend the expiration date of the Genesis Rights Agreement, and, provided a Distribution Date has not occurred, to extend the period during which the Genesis Rights may be redeemed, except that after the first public announcement that a person or group has become the beneficial owner of 15% or more of the outstanding voting shares, no such amendment may materially and adversely affect the interests of the holders of the Genesis Rights.

  Pursuant to the Genesis Rights Plan, Genesis has agreed that prior to the Effective Time it will have taken appropriate action with respect to the Genesis Rights Plan so as to exempt (i) the holders of Genesis Preferred Stock or (ii) any person that is the direct assignee of any holder of Genesis Preferred Stock to the extent that such assignee (A) acquires in a single transaction from a holder of Genesis Preferred Stock over 15% of the Voting Securities and (B) owns no other shares of Voting Securities, from the restrictions of the Genesis Rights Plan with respect to such shares of Genesis Preferred Stock and shares of Genesis Common Stock issuable upon conversion thereof.

  The Genesis Rights will not prevent a takeover of Genesis. However, the Genesis Rights may cause substantial dilution to a person or group that acquires 10% or more of the Genesis Common Stock without

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receiving the prior approval of the Genesis Board. Accordingly, the Genesis
Rights may result in Genesis being less attractive to a potential acquiror and, in the event that the existence of Genesis Rights deter certain potential acquirors, such Genesis Rights could result in the holders of Genesis Preferred Stock and Genesis Common Stock receiving less consideration in the event of a takeover. The Genesis Rights should not interfere with any merger or other business combination approved by the Genesis Board.

  Each share of Genesis Common Stock acquired upon conversion of the Genesis Preferred Stock will have attached thereto a Genesis Right.

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                   COMPARATIVE RIGHTS OF COMMON STOCKHOLDERS

GENERAL

  Genesis is a Pennsylvania corporation and, accordingly, is governed by the PBCL and by its Amended and Restated Articles of Incorporation (the "Genesis Articles") and Bylaws (the "Genesis Bylaws"). Vitalink is a Delaware corporation and, accordingly, has been and will be, through the Effective Time, governed by the DGCL and its Delaware Restated Certificate of Incorporation (the "Vitalink Certificate") and Bylaws (the "Vitalink Bylaws"). Upon consummation of the Merger, except for those persons who dissent from the Merger and perfect dissenters' rights under the DGCL or elect to receive cash as the Closing Consideration, the stockholders of Vitalink will become shareholders of Genesis.

  The following is a general comparison of material differences between the rights of Vitalink stockholders under the DGCL, the Vitalink Certificate and the Vitalink Bylaws, on the one hand, and the rights of Genesis shareholders under the PBCL, the Genesis Articles and the Genesis Bylaws, on the other. This discussion is only a summary of certain provisions and does not purport to be a complete description of such similarities and differences, and is qualified in its entirety by reference to the DGCL, the PBCL, and the full text of the Vitalink Certificate, Vitalink Bylaws, Genesis Articles and Genesis Bylaws.

SIZE OF THE BOARD OF DIRECTORS

  Pennsylvania law permits the board of directors to be fixed by amendment to the bylaws or if not so fixed, in the articles of incorporation or at three if no number is so stated. The Genesis Articles provide that the number of directors shall be specified in the Genesis Bylaws and may be altered or amended by a vote of either 80% of the total outstanding shares eligible to vote or by 75% of the directors in office at the time of the vote. The Genesis Articles also divide the number of directors into three classes to be elected for a term ending on the third annual meeting following their election. The Genesis Bylaws set the number of directors at seven directors. The Board of Directors of Genesis may therefore change the exact number of directors.

  Delaware law permits the board of directors alone to change the authorized number, or the range, of directors by amendment to the bylaws, unless the certificate of incorporation otherwise provides or unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation approved by the stockholders). The Vitalink Certificate provides that the number of directors shall be as specified in the Vitalink Bylaws and authorizes the Vitalink Board to make, alter, amend or repeal the Vitalink Bylaws. The Vitalink Board may therefore change the authorized range, as well as the exact number, of directors.

CUMULATIVE VOTING

  Under the PBCL, the shareholders of Genesis are entitled to cumulate their votes in the election of directors, unless otherwise provided in the Genesis Articles. The Genesis Articles do not provide for cumulative voting; thus the election of directors is determined by a plurality vote.

  Under the DGCL, the stockholders of Vitalink are not entitled to cumulate their votes in the election of directors unless the Vitalink Certificate so provides. The Vitalink Certificate does not provide for cumulative voting; thus the election of directors is determined by a plurality vote.

CHANGE IN NUMBER OF DIRECTORS

  Under the PBCL, the number of directors may be fixed by the bylaws or, if no provision in the bylaws addresses the number of directors, the number of directors shall be fixed by the articles of incorporation or at three directors if no number is so stated. The Genesis Bylaws provide that the Genesis Board shall consist of at least eight directors.


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  Under the DGCL, the number of directors are fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation otherwise provides or fixes the number of directors, in which case a change in the number or permissible range of directors may be made only by amendment to the certificate of incorporation. Under the Vitalink Bylaws, the number of members of the Vitalink Board may be fixed and changed by a majority of the total number of directors Vitalink would have if there were no vacancies. The Vitalink Bylaws currently provide that the Vitalink Board shall consist of not less than three nor more than eight directors.

REMOVAL OF DIRECTORS

  Under Pennsylvania law, the entire board of directors, a class of the board or any individual director may be removed from office with or without cause by the vote of shareholders entitled to vote on the election of the directors, or the class of directors. The Genesis Articles provide that any member of the Genesis Board may be removed from office at any time with or without cause by a vote of 80% of the outstanding shares of capital stock or by 75% of the entire Genesis Board recommending removal of the director and by a majority vote of the outstanding shares of capital stock entitled to vote on the election of directors at a meeting of the shareholders called for that purpose.

  Under the DGCL, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation provides otherwise. The Vitalink Certificate does not provide for a classified board of directors or for cumulative voting. As a result, Vitalink directors may be removed with or without cause with the approval of a majority of the shares entitled to vote at an election of directors. Although the definition of "cause" has not been clearly established under Delaware law, courts in various states have found "cause" to include malfeasance while in office, gross misconduct or false or fraudulent misrepresentations inducing the directors' appointment, willful conversion of corporate funds, a breach of the obligation to make full disclosure, incompetency, gross inefficiency and moral turpitude.

FILLING VACANCIES ON THE BOARD OF DIRECTORS

  Under Pennsylvania law, a vacancy in the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by a majority of the remaining directors though less than a quorum or by the sole remaining director. In a classified board, the director chosen to fill the vacancy shall hold office until the next selection of the class to which such director has been chosen, and until his successor has been selected and qualified. The Genesis Bylaws provide that a vacancy on the Genesis Board occurring during the course of the year shall be filled by the affirmative vote of a majority of the remaining directors. Such director shall serve for the remainder of the term of office of the class to which he was elected.

  The Vitalink Bylaws provide that a vacancy on the Board of Directors occurring during the course of the year, including a vacancy created by an increase in the number of directors, may be filled by the remaining directors then in office, although less than a quorum, or by a sole remaining director. These provisions further provide that any directors so appointed will serve until the next annual stockholders meeting and until his successor is duly elected and qualified. Under the DGCL, however, if at the time of filling any vacancy or newly created directorship the directors then in office constitute less than a majority of the entire board of directors (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of shares at the time outstanding having the right to vote for such directors, summarily under certain circumstances, order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office.


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AMENDMENT OF THE CHARTER

  Under the PBCL, articles of incorporation may be amended if such amendment is approved by the board of directors and the holders of a majority of the shares of stock outstanding entitled to vote on such amendment. Amendments affecting any one particular class of shares need be approved by a majority of the class of shares.

  The Genesis Articles require the affirmative vote of 80% or more of the outstanding voting stock voting together as a single class to approve an amendment thereto unless the amendment has been approved by the affirmative vote of at least 75% of the entire Genesis Board and then by the affirmative vote of a majority of the outstanding voting stock voting together as a single class.

  Under the DGCL, the Vitalink Certificate may be amended if such amendment is approved by the Vitalink Board and by the holders of a majority of the shares of stock outstanding entitled to vote thereon. In addition, if Vitalink were to have more than one class of stock outstanding, amendments that would adversely affect the rights of any class would require the vote of a majority of the shares of that class.

AMENDMENT OF THE BYLAWS

  Under the PBCL, shareholders possess the power to amend a corporation's bylaws. The authority to amend the bylaws may be vested in the board of directors, subject to the power of the shareholders to alter such action. The board of directors may not unilaterally amend provisions of a corporation's bylaws relating to shareholder voting power and authority.

  The Genesis Bylaws may be amended by the majority vote of the Genesis Board and by the majority vote of the shareholders. If an amendment does not receive the approval of the Genesis Board, the amendment may be approved by a vote of 75% of the votes of all shareholders entitled to vote at any annual or special meeting of the shareholders.

  Under the DGCL, stockholders entitled to vote hold the power to adopt, amend or repeal the bylaws. The Vitalink Bylaws provide that they may be amended, altered or repealed at any annual or special meeting by a majority of stockholders if a quorum is present.

ACTION BY WRITTEN CONSENT

  The PBCL law permits, unless otherwise restricted in the bylaws, any action required to be taken at a meeting of the shareholders to be taken without a meeting, if a consent to the action by all of the shareholders entitled to vote is filed with the secretary of the corporation. The Genesis Bylaws do not contain any restrictions on shareholder written consent in lieu of a meeting.

  The DGCL permits stockholders, unless specifically prohibited by the certificate of incorporation, to take action without a meeting by the written consent of the holders of at least the number of shares necessary to authorize or take such action at a meeting at which all shares entitled to vote therein were present and voted. Action by written consent may, in some circumstances, permit the taking of stockholder action opposed by the board of directors more rapidly than would be possible if a meeting of stockholders were required.

INDEMNIFICATION AND ELIMINATION OF DIRECTORS' MONETARY LIABILITY FOR BREACH OF DUTY OF CARE

  Sections 1741 through 1750 of Subchapter D, Chapter 17, of the PBCL contain provisions for mandatory and discretionary indemnification of a corporation's directors, officers and other personnel, and related matters.

  Under Section 1741, subject to certain limitations, a corporation has the power to indemnify directors and officers under certain prescribed circumstances against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with an action or proceeding, whether civil, criminal, administrative or investigative, to which any of them is a party by reason of his being a

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representative, director or officer of the corporation or serving at the request of the corporation as a representative of another corporation, partnership, joint venture, trust or other enterprise, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. Under
Section 1743, indemnification is mandatory to the extent that the officer or director has been successful on the merits or otherwise in defense of any action or proceeding if the appropriate standards of conduct are met.

  Section 1742 provides for indemnification in derivative actions except in respect of any claim, issue or matter as to which the person has been adjudged to be liable to the corporation unless and only to the extent that the proper court determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for the expenses that the court deems proper.

  Section 1744 provides that, unless ordered by a court, any indemnification under Section 1741 or 1742 shall be made by the corporation only as authorized in the specific case upon a determination that the representative met the applicable standard of conduct, and such determination will be made by the board of directors (i) by a majority vote of a quorum of directors not parties to the action or proceeding; (ii) if a quorum of directors not parties to the action is not obtainable, or if obtainable and a majority of disinterested directors so directs, by independent legal counsel; or (iii) by the shareholders.

  Section 1745 provides that expenses incurred by an officer, director, employee or agent in defending a civil or criminal action or proceeding may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation.

  Section 1746 provides generally that, except in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness, the indemnification and advancement of expenses provided by Subchapter 17D of the PBCL shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding that office.

  Section 1747 grants to a corporation the power to purchase and maintain insurance on behalf of any director or officer against any liability incurred by him or her in his or her capacity as an officer and/or director, whether or not the corporation would have the power to indemnify him or her against the liability under Subchapter 17D of the PBCL.

  Sections 1748 and 1749 extend the indemnification and advancement of expenses provisions contained in Subchapter 17D of the PBCL to successor corporations resulting from consolidation, merger or division.

  Section 1750 provides that the indemnification and advancement of expenses provided by, or granted pursuant to, Subchapter 17D of the PBCL shall, unless otherwise provided when authorized or ratified, continue as to a person unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and personal representative of such person.

  The Genesis Bylaws provide in general that Genesis shall indemnify its officers and directors to the fullest extent permitted by law.

  Delaware law permits, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty. The Vitalink Certificate eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve Vitalink or its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

  Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, Delaware law allows a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

  Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances; limitations on indemnification may be imposed by a court, however, based on principles of public policy.

  A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

STOCKHOLDER VOTE FOR MERGERS AND OTHER REORGANIZATIONS

  The Genesis Articles require the approval of the holders of at least 80% of the Genesis outstanding shares of voting stock to approve certain Business Combinations (as defined), and related transactions. Under the PBCL, absent this provision, Business Combinations, including mergers, consolidations and sales of all or substantially all of the assets of a corporation must, subject to certain exceptions, be approved by the vote of the holders of only a majority of the outstanding shares of Genesis Common Stock and any other affected class of stock. Under the Genesis Articles, at least 80% approval of shareholders is required in connection with any Business Combination except in cases where the proposed transaction has been approved in advance by three quarters of the Genesis Board. The foregoing provision of the Genesis Articles applies to any "Business Combination," which is defined to include (i) any merger or consolidation of Genesis or any of its subsidiaries; (ii) any sale, lease, exchange, mortgage, pledge, transfer, or other disposition of substantially all of the assets of Genesis; (iii) the adoption of any plan for the liquidation or dissolution of Genesis proposed by or on behalf of any interested shareholder or affiliate thereof; and (iv) any reclassification of securities, recapitalization of Genesis or any merger on consolidation of Genesis with any of its subsidiaries.

  Delaware law generally requires that the holders of a majority in voting power of the outstanding shares of stock of both constituent corporations entitled to vote approve mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend in any respect the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the effective date of the merger and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of the surviving corporation outstanding immediately prior to the effective date of the merger.

  Delaware law also requires that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

  Delaware law generally does not require class voting (unless otherwise required in a corporation's certificate of incorporation), except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, stockolder approval of such transactions may be easier to obtain under Delaware law for companies which have more than one class of shares outstanding.

INTERESTED DIRECTOR TRANSACTIONS

  Under Pennsylvania law and Delaware law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable solely because of such interest if either (a) after full disclosure of the transaction to the board, a majority of the board's disinterested directors, even if such majority does not constitute a quorum, approves the transaction, or (b) after disclosure of the material facts of the transaction, the stockholders approve the transaction or (c) the transaction is fair to the corporation at the time of its approval by the Board of Directors or the shareholders.

STOCKHOLDER DERIVATIVE SUITS

  Under Pennsylvania law, a stockholder may bring a derivative action on behalf of the corporation if the stockholder was a stockholder of the corporation at the time the transaction in question occurred or if his or her stock thereafter devolved upon him or her by operation of law. In addition, any corporation or person beneficially interested in shares of the corporation may be allowed to maintain an action or proceeding against the corporation in the discretion of the court if there is a prima facie claim asserted and serious injustice would result without the maintenance of the action. Delaware law requires shareholders of less than 5% of the outstanding shares of any class of securities or shareholders of less than $200,000 in fair market value of securities to post attorneys' fees in connection with the action or proceeding.

  Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time the transaction in question occurred or if his or her stock thereafter devolved upon him or her by operation of law.

DISSOLUTION

  Under the PBCL, in order to dissolve a corporation the board must approve a resolution to voluntarily dissolve the corporation and a majority of the shareholders entitled to vote must approve the dissolution. A voluntary dissolution may also be authorized by a majority of the shareholders entitled to vote by filing articles of dissolution with the department of state.

  Under the DGCL, the board may pass a resolution to dissolve the corporation and a majority of stockholders must approve the dissolution. Dissolution may also be authorized by the unanimous written consent of the stockholders without any action by the board.

INSPECTION OF STOCKHOLDER LISTS

  Under the PBCL, any shareholder has the right to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. If the corporation refuses or does not respond to an inspection request by a shareholder within five days after the demand has been made, the shareholder may apply to a court for an order compelling inspection. A corporation with 5,000 or more shareholders may, in lieu of making a voting list, provide the required information by alternative means.

  Delaware law allows any stockholder to inspect the stockholder list for a purpose reasonably related to such person's interest as a stockholder. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders' meeting for any purpose germane to the meeting.

ANTI-TAKEOVER MEASURES

  In the last several years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers or other transactions involving a corporation and one or more of its significant stockholders more difficult. Under Section 203 of the DGCL ("Section 203"), certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

  Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the time that such person becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of such corporation at any time within the three year period prior to the date on which it is to be determined whether such person is an interested stockholder.

  For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to or with the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or any receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a majority-owned subsidiary.

  The three-year moratorium imposed on business combinations by Section 203 does not apply if (i) prior to the time when such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employee-participants to decide confidentially whether to accept a tender or exchange offer); or
(iii) on or after the time when such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by the affirmative vote of 66 2/3% of the voting stock not owned by the interested stockholder.

  Section 203 applies only to Delaware corporations which have a class of voting stock that is listed on a national securities exchange, quoted on NASDAQ or held of record by more than 2,000 stockholders. However, a Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by a majority of the shares entitled to vote.

  Vitalink believes that Section 203 will have the effect of encouraging any potential acquiror to negotiate with Vitalink's Board of Directors. Section 203 should also discourage certain potential acquirors unwilling to comply with its provisions.

  In accordance with Pennsylvania law, the Genesis Articles and the Genesis Bylaws contain a number of provisions relating to corporate governance and to the rights of shareholders. Certain of these provisions may be deemed to have a potential anti-takeover effect in that such provisions may delay or prevent a change of control of Genesis. These provisions include the authority of the Genesis Board to issue one or more series of preferred stock with such provisions as the Genesis Board may determine, the elimination of cumulative voting, the establishment of a classified board of directors and restrictions upon the rights of shareholders to call special meetings.

  The Genesis Articles require that at least 80% of the voting stock of Genesis approve a fundamental transaction (such as a merger, liquidation or sale of substantially all of the assets of Genesis) or certain amendments to the Genesis Articles, unless, in either case, at least 75% of the Genesis Board has voted in favor of the transaction or amendment, in which case only a majority of the voting stock need approve the transaction or amendment. The Genesis Articles also permit the Genesis Board to oppose, in its sole discretion, a tender offer for Genesis's securities and to take into consideration any pertinent issues. Should the Genesis Board determine to reject such a tender offer, it may take any lawful action to accomplish its purpose, including, among other things, advising shareholders not to accept the offer and commencing litigation against the offeror. The Genesis Articles also provide that the number of directors may be changed only by a vote of (i) holders of at least 80% of the outstanding shares of voting stock or (ii) 75% of the directors in office at the time of such vote. Any director or the entire Genesis Board may be removed from office only by the affirmative vote of the holders of at least 80% of the outstanding shares of voting stock except that if the Genesis Board, by an affirmative vote of at least 75% of the entire Genesis Board, recommends removal of the directors to the shareholders, such removal may be effected by the affirmative vote of the holders of at least the majority of outstanding shares of Genesis Common Stock.

  In addition, Section 1721 of the PBCL, under which Genesis was incorporated, provides that the directors of a corporation, in making decisions concerning takeovers or any other matters, may consider, to the extent that they deem appropriate, among other things, (i) the effects of any proposed transaction upon any or all groups affected by such action, including among others, shareholders, employees, suppliers, customers and creditors, (ii) the short-term and long-term interests of the corporation and (iii) the resources, intent and conduct of the person seeking control.

  Under Pennsylvania law, directors may be elected in two or more classes whose terms expire at different times provided that each class shall be as nearly equal in number as possible, the term of office of at least one class shall expire in each year and no single term shall exceed four years. The Genesis Articles provide for the classification of directors into three classes, each class serving for staggered three-year terms.

  Under Pennsylvania law applicable to corporations whose shares are registered under the Exchange Act, a shareholder is not entitled to call a special meeting of shareholders unless such shareholder is an "interested shareholder" (as defined in Section 2553 of the PBCL) calling a special meeting for the purpose of approving a "business combination" (as defined in Section 2554 of the PBCL) with such "interested shareholder." As so defined, an "interested shareholder" is a person who, together with its affiliates and associates, owns (or within the preceding five-year period did own) 20% or more of a "registered" corporation's shares entitled to vote generally in the election of directors, and a "business combination" includes mergers, consolidations, asset sales, share exchanges, divisions of a "registered" corporation or any subsidiary thereof and other transactions resulting in a disproportionate financial benefit to an "interested shareholder." Under the Genesis Articles, special meetings of the shareholders of Genesis may be called by the chairman of the Genesis Board or a majority of its board of directors or by shareholders entitled to cast 30% of the votes entitled to be cast at such meeting.

  Delaware law has been widely viewed as permitting a corporation to take measuers which provide it greater flexibility in governing its internal affairs and its relationships with stockholders and other parties than do the laws of many other states. Among these measures, discussed below, are the establishment of a classified board of directors, elimination of cumulative voting and elimination of the right of stockholders to call special meetings of stockholders.

  Delaware law permits, but does not require, that the certificate of incorporation, the initial bylaws or a bylaw adopted by vote of the stockholders may provide for a classified board of directors pursuant to which the directors may be divided into as many as three classes with staggered terms of office. Because the terms of office of each class expire in successive years, only one class of directors would be elected each year. Classification of the board of directors could make it more difficult for any person desiring to acquire Vitalink to obtain immediate control of the board.

  Under Delaware law, a special meeting of stockholders may be called by the board of directors or by such other person authorized to do so in the certificate of incorporation or bylaws. The Vitalink Bylaws do not currently provide that such meetings may be called by the stockholders. Thus, under Delaware law, it may be more difficult for stockholders to initiate action that may be opposed by the board of directors.

DIVIDENDS AND REPURCHASES OF SHARES; PAR VALUE, CAPITAL AND SURPLUS

  Under the PBCL, a corporation has the power, subject to restrictions in its bylaws, to make distributions (including redemptions and purchases of its own stock) to its shareholders unless after giving effect thereto (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed upon the dissolution of the corporation to satisfy the preferential rights, if any, of shareholders having superior differential rights to those shareholders receiving the distribution. Total assets and liabilities for this purpose are to be determined by the board of directors, which may base its determination on one or more of the following book value, or current value, of the corporation's assets and liabilities, unrealized appreciation and depreciation of the corporation's assets and liabilities and any other method that is reasonable in the circumstances. The Genesis Bylaws do not contain any limitations on such powers.

  The concepts of par value, capital and surplus are retained under Delaware law. A Delaware corporation may make repurchases or redemptions that do not impair capital and may pay dividends out of any surplus account or out of net profits of the current and preceding fiscal years (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by all outstanding stock having a preference upon the distribution of assets). The ability of a Delaware corporation to pay dividends or to make repurchases of redemptions of its shares is dependent on the financial status of the corporation solely, not on a consolidated basis. Under Delaware law, surplus may be created by a reduction of capital and may be distributed by board action, as long as capital is maintained in an amount not less than the aggregate par value of the remaining outstanding shares plus the stated value of any shares not having par value.

                             STOCKHOLDER PROPOSALS

  Shareholders of Genesis are entitled to submit proposals which they believe should be voted upon at a shareholders' meeting. The Commission has adopted regulations which govern the inclusion of such proposals in annual proxy material. Genesis's 1999 Annual Meeting will be held in January 1999. Shareholder proposals must be submitted to the Secretary of Genesis no later than October 27, 1998 in order to be eligible for inclusion in Genesis's proxy materials for such meeting.

  If the Merger is not consummated in accordance with the Merger Agreement, Vitalink will consider any stockholder's proposal for action at its 1998 Annual Meeting of Stockholders in the proxy material to be mailed to its stockholders in connection with such meeting if such proposal is received at the principal offices of Vitalink no later than August 10, 1998.

                                 LEGAL MATTERS

  The validity of the Genesis Preferred Stock to be issued by Genesis pursuant to the Merger and certain tax matters will be passed upon for Genesis by Blank Rome Comisky & McCauley LLP, Philadelphia, Pennsylvania. As of June 1, 1998, Stephen Luongo, a partner in Blank Rome Comisky & McCauley LLP, is the beneficial owner of 49,518 shares of Genesis Common Stock and is a director of Genesis. Certain tax matters will be passed upon for Vitalink by Cahill Gordon & Reindel (a partnership including a professional corporation), New York, New York.

                                    EXPERTS

  The consolidated financial statements and schedules of Genesis and its subsidiaries at September 30, 1997 and 1996, and for each of the years in the three-year period ended September 30, 1997 included in the Genesis Annual Report on Form 10-K for the fiscal year ended September 30, 1997, as amended, have been incorporated by reference herein and in the Registration Statement in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, also incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

  The consolidated financial statements and schedules of The Multicare Companies and its subsidiaries for the years ended December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996 included in Multicare's 1996 Annual Report on Form 10-K, have been incorporated by reference herein and in the Registration Statement in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, also incorporated by reference herein, and upon authority of said firm as experts in accounting and auditing.

  The consolidated financial statements and schedules of Vitalink as of May 31, 1997 and 1996 and for each of the three years in the period ended May 31, 1997 appearing in Vitalink's Annual Report on Form 10-K/A for the year ended May 31, 1997 incorporated by reference in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                           FOR THE COMBINED COMPANY

  The following unaudited pro forma financial information for the combined company gives effect to the Merger, which is expected to be accounted for by the purchase method. The unaudited pro forma condensed consolidated balance sheet gives effect to the Merger (including the repayment of certain Vitalink debt in connection with the Merger), as if the Merger had occurred on March 31, 1998. The unaudited pro forma condensed statements of operations give effect to the Merger as if it had occurred on October 1, 1996. The following unaudited pro forma financial information does not give effect to other acquisitions consummated by Genesis or Vitalink during 1997 or 1998. See "Unaudited Pro Forma Financial Information for the Combined Company and Other Acquisitions" for information showing the pro forma effect on the combined company of certain other acquisitions consummated by Genesis and Vitalink in 1997 and 1998.

  The pro forma adjustments are based upon available information and certain assumptions that management of Genesis and Vitalink believes are reasonable and are described in the notes accompanying the unaudited pro forma condensed consolidated statement of operations and the unaudited pro forma condensed consolidated balance sheet. No changes in operating revenues and expenses have been made to reflect the results of any modification to operations that might have been made had the Merger been consummated on the aforesaid assumed effective dates for purposes of the pro forma results. The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and does not purport to represent what Genesis's results of operations or financial position would actually have been had the transactions in fact occurred at such dates or to project Genesis's results of operations or financial position at or for any future date or period. The unaudited pro forma condensed consolidated financial information has been prepared using the purchase method of accounting, whereby the Closing Consideration is allocated to the tangible and intangible assets acquired and liabilities assumed based upon their respective fair values at the effective date of the transaction. Such allocations are based on studies and valuations which have not yet been completed. Accordingly, the allocations and estimated lives reflected in the unaudited pro forma condensed consolidated financial information are preliminary and subject to revision.

  The following unaudited pro forma financial information should be read in conjunction with the historical financial statements of Genesis for its fiscal year ended September 30, 1997 and Vitalink for its fiscal year ended May 31, 1997, including the respective notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus.

                 GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 MARCH 31, 1998
                                 (IN THOUSANDS)

                             GENESIS     VITALINK     PRO FORMA     PRO FORMA
                            HISTORICAL HISTORICAL(1) ADJUSTMENTS     COMBINED
                            ---------- ------------- -----------    ----------
Current assets............. $  425,767   $137,383     $ (5,177)(2)  $  557,973
Property and equipment,
 net.......................    572,749     24,346          --          597,095
Goodwill, net..............    420,991    346,480      213,292 (3)     980,763
Other assets...............    497,505     20,759        3,000 (4)     538,309
                                                        17,045 (5)
                            ----------   --------     --------      ----------
  Total assets............. $1,917,012   $528,968     $228,160      $2,674,140
                            ==========   ========     ========      ==========
Current liabilities........ $  164,980   $ 44,641     $    --       $  209,621
Long term debt, excluding
 current maturities........  1,057,404     87,806      (67,400)(6)   1,455,210
                                                       377,400 (7)
Deferred taxes.............     41,487     19,036          --           60,523
Other liabilities..........     23,573      1,745          --           25,318
Shareholders' equity.......    629,568    375,740      (81,840)(8)     923,468
                            ----------   --------     --------      ----------
  Total liabilities and
   shareholders' equity.... $1,917,012   $528,968     $228,160      $2,674,140
                            ==========   ========     ========      ==========


  See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Balance
                                     Sheet

                GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES

                         NOTES TO UNAUDITED PRO FORMA

                     CONDENSED CONSOLIDATED BALANCE SHEET
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

(1) As of February 28, 1998, the end of Vitalink's third quarter in its fiscal year ended May 31, 1998.

(2) Represents utilization of existing Genesis cash balances to finance a portion of the Closing Consideration.

(3) Represents the excess of the Closing Consideration, including estimated direct costs of the Merger, over the estimated fair values of the net assets acquired. The Closing Consideration is based on an offer price of $22.50 per share of the 26,127,886 outstanding shares of Vitalink's Common Stock, and the payment of $8,200 to settle the outstanding common stock options of Vitalink.

     Closing Consideration for Vitalink (including option payment of
      $8,200)........................................................  $596,077
     Direct costs of acquisition.....................................    10,000
                                                                       --------
                                                                        606,077
     Less: Stockholders' equity of Vitalink, net of existing goodwill
      of $346,480....................................................    29,260
     Less: Estimated fair value of pharmacy services agreements with
      Manor Care.....................................................    17,045
                                                                       --------
                                                                        559,772
     Less: Existing Vitalink goodwill................................   346,480
                                                                       --------
                                                                       $213,292
                                                                       ========

(4) Represents direct financing costs in connection with the borrowing of available amounts under Genesis's revolving credit facility at an assumed interest rate of 8.00%.

(5) Represents the estimated fair value of Vitalink's pharmacy services agreement with Manor Care.

(6) Represents the repayment of borrowings under Vitalink's five-year $200 million revolving credit facility which expires February 12, 2002.

(7) Represents the borrowing of available amounts under Genesis' revolving credit facility at an assumed interest rate of 8.00% to finance, in part, the Closing Consideration and the repayment of borrowings under Vitalink's revolving credit facility.

     Borrowings under revolving credit facility....................... $377,400

(8) Represents the issuance of $293,900 of convertible preferred stock to finance a portion of the Closing Consideration and the elimination of Vitalink's stockholders' equity.

                 GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                     TWELVE MONTHS ENDED SEPTEMBER 30, 1997
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                               GENESIS    VITALINK    PRO FORMA     PRO FORMA
                              HISTORICAL HISTORICAL* ADJUSTMENTS     COMBINED
                              ---------- ----------- -----------    ----------
Net revenues................. $1,099,823  $352,923    $    --       $1,452,746
Expenses:
  Operating expenses.........    858,916   262,676      (4,500)(5)   1,117,092
  Corporate, general and
   administrative............     41,039    32,229      (5,600)(6)      67,668
  Special charge.............     15,000     3,087         --           18,087
  Lease expense..............     28,587     6,205        (500)(6)      34,292
  Depreciation and
   amortization..............     41,946    12,457       2,582 (1)      56,985
  Interest expense, net......     39,103     2,776      26,414 (2)      68,293
                              ----------  --------    --------      ----------
    Total expenses...........  1,024,591   319,430      18,396       1,362,417
                              ----------  --------    --------      ----------
    Income (loss) before
     income taxes and
     extraordinary item......     75,232    33,493     (18,396)         90,329
Income tax expense
 (benefit)...................     27,088    14,934      (5,693)(7)      36,329
                              ----------  --------    --------      ----------
    Income (loss) before
     extraordinary item......     48,144    18,559     (12,703)         54,000
Less: preferred stock
 dividends...................        --        --       17,450 (3)      17,450
                              ----------  --------    --------      ----------
Income (loss) available to
 common shareholders before
 extraordinary item(8)....... $   48,144  $ 18,559    $(30,153)     $   36,550
                              ==========  ========    ========      ==========
Per common share data:
  Basic:
    Income before
     extraordinary item(8)... $     1.39                            $     1.06
    Weighted average shares
     of common stock......... 34,558,000                      (4)   34,558,000
  Diluted:
    Income before
     extraordinary item(8)... $     1.34                            $     1.02
    Weighted average shares
     of common stock and
     equivalents............. 36,120,000                      (4)   36,120,000

--------
* Twelve months ended August 31, 1997.

 See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Statement
                                 of Operations

                GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                        SIX MONTHS ENDED MARCH 31, 1998
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                 GENESIS    VITALINK    PRO FORMA     PRO FORMA
                                HISTORICAL HISTORICAL* ADJUSTMENTS     COMBINED
                                ---------- ----------- -----------    ----------
Net revenues................... $  646,864  $252,972    $    --       $  899,836
Expenses:
  Operating expenses...........    502,480   191,115      (2,250)(5)     691,345
  Corporate, general and
   administrative..............     26,176    23,590      (2,800)(6)      46,966
  Lease expense................     14,511     2,495        (250)(6)      16,756
  Depreciation and
   amortization................     24,353     9,425       1,291 (1)      35,069
  Interest expense, net........     38,331     2,891      13,207 (2)      54,429
                                ----------  --------    --------      ----------
    Total expenses.............    605,851   229,516       9,198         844,565
                                ----------  --------    --------      ----------
    Income (loss) before income
     taxes, equity in net
     income of unconsolidated
     subsidiaries and
     extraordinary item........     41,013    23,456      (9,198)         55,271
Income tax expense (benefit)...     14,970    10,622      (2,846)(7)      22,746
                                ----------  --------    --------      ----------
    Income (loss) before equity
     in net income of
     unconsolidated
     subsidiaries and
     extraordinary item........     26,043    12,834      (6,352)         32,525
Equity in net income of
 unconsolidated subsidiaries...      1,347       --          --            1,347
                                ----------  --------    --------      ----------
    Income (loss) before
     extraordinary item........     27,390    12,834      (6,352)         33,872
Less: preferred stock
 dividends.....................        --        --        8,725 (3)       8,725
                                ----------  --------    --------      ----------
    Income (loss) available to
     common shareholders before
     extraordinary item(8)..... $   27,390  $ 12,834    $(15,077)     $   25,147
                                ==========  ========    ========      ==========
Per common share data:
  Basic:
    Income before extraordinary
     item(8)................... $     0.78                            $     0.72
    Weighted average shares of
     common stock.............. 35,084,965                      (4)   35,084,965
  Diluted:
    Income before extraordinary
     item(8)................... $     0.77                            $     0.71
    Weighted average shares of
     common stock and
     equivalents............... 35,658,191                      (4)   35,658,191

--------
* Six months ended February 28, 1998, the second and third quarters in Vitalink's fiscal year ended May 31, 1998.

See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Statement
                                 of Operations

                GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES

                         NOTES TO UNAUDITED PRO FORMA
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

(1) Represents additional amortization relating to the goodwill and the estimated fair value of pharmacy services agreements with Manor Care recorded as a result of the Merger, less amortization of pre-acquisition goodwill recorded by Vitalink:

                                                                         SIX
                                                        TWELVE MONTHS  MONTHS
                                                            ENDED       ENDED
                                                        SEPTEMBER 30, MARCH 31,
                                                            1997        1998
                                                        ------------- ---------
   Amortization of goodwill over 40 years..............    $13,994     $6,997
   Amortization of the fair value of pharmacy services
    agreements with Manor Care over 20 years...........        852        426
                                                           -------     ------
                                                            14,846      7,423
   Less: amortization of $346,480 of pre-acquisition
    goodwill recorded by Vitalink over useful life of
    40 years and amortization and depreciation of other
    assets which have no future benefit ...............     12,264      6,132
                                                           -------     ------
   Pro forma adjustment................................    $ 2,582     $1,291
                                                           =======     ======

(2) The Closing Consideration and the repayment of certain amounts under the Vitalink credit facility will be financed, in part, through borrowings under Genesis' revolving credit facility, resulting in additional net interest expense, and the amortization of related direct financing costs, as follows:

                                                                        SIX
                                                       TWELVE MONTHS  MONTHS
                                                           ENDED       ENDED
                                                       SEPTEMBER 30, MARCH 31,
                                                           1997        1998
                                                       ------------- ---------
   Interest expense--$377,400 borrowing under revolv-
    ing credit facility, 8.00%........................    $30,192     $15,096
   Amortization of direct financing costs over 10
    years.............................................        300         150
                                                          -------     -------
                                                           30,492      15,246
   Less: interest expense--$67,400 repayment of
    Vitalink credit facility, 6.05%...................      4,078       2,039
                                                          -------     -------
   Pro forma adjustment...............................    $26,414     $13,207
                                                          =======     =======

(3) Represents the 5.9375% dividend on the $293,900 of Genesis Preferred Stock issued as part of the Closing Consideration.

                          SIX
         TWELVE MONTHS  MONTHS
             ENDED       ENDED
         SEPTEMBER 30, MARCH 31,
             1997        1998
         ------------- ---------
            $17,450     $8,725
            =======     ======

(4) Pro forma per share basic and diluted income before extraordinary item include the effect of the 5.9375% dividend on the Genesis Preferred Stock. The pro forma per share diluted income before extraordinary item does not assume the conversion of the Genesis Preferred Stock as the effect would be antidilutive.

(5) Genesis has identified certain operations of Vitalink for which it has a discrete and identifiable plan to implement. Additionally, under current pharmaceutical supply contracts, purchasing discounts on volume increases will be achieved.

                                                                         SIX
                                                        TWELVE MONTHS  MONTHS
                                                            ENDED       ENDED
                                                        SEPTEMBER 30, MARCH 31,
                                                            1997        1998
                                                        ------------- ---------
   Elimination of losses related to operations for
    which Genesis has a discrete and identifiable
    plan...............................................    $2,400      $1,200
   Purchasing discounts on volume increases............     2,100       1,050
                                                           ------      ------
   Pro forma adjustment................................    $4,500      $2,250
                                                           ======      ======

  Additionally, Genesis has identified duplicative positions and operations and the related costs which approximate $10,900, and plans to eliminate these costs according to a transition plan within one year from the Merger date.

(6) As a result of the Merger, certain duplicative corporate and administrative overhead functions related to the prior ownership structure will be merged and duplicative positions will be eliminated. Genesis has identified duplicative physical locations which will be merged into existing Genesis administrative locations.

                                                                       SIX
                                                      TWELVE MONTHS  MONTHS
                                                          ENDED       ENDED
                                                      SEPTEMBER 30, MARCH 31,
                                                          1997        1998
                                                      ------------- ---------
   Personnel reductions in corporate and
    administrative staff to eliminate duplicative
    positions........................................    $3,100      $1,550
   Other administrative costs including legal and
    accounting fees and office expense...............     2,500       1,250
                                                         ------      ------
                                                         $5,600      $2,800
                                                         ======      ======
   Lease expense.....................................    $  500      $  250
                                                         ======      ======


(7) Represents income tax benefit, excluding non-deductible amortization, at 36%.

(8) Before the effect of extraordinary losses, net of tax, of $553 and $1,924 related to the early retirement of debt for the twelve months ended September 30, 1997 and the six months ended March 31, 1998, respectively.

          UNAUDITED PRO FORMA FINANCIAL INFORMATION FOR THE COMBINED
                        COMPANY AND OTHER ACQUISITIONS

  The following unaudited pro forma financial information for the combined company and other acquisitions gives effect to (i) the Merger, which is expected to be accounted for using the purchase method of accounting, (ii) Genesis's purchase on October 9, 1997 of an approximately 44% interest in the Multicare Companies, Inc. ("Multicare") which was accounted for using the equity method of accounting (the "Multicare Transaction"), (iii) Genesis's asset purchase of Multicare's outpatient and inpatient rehabilitation therapy business effective October 9, 1997, which was accounted for using the purchase method of accounting (the "Therapy Purchase"), (iv) Genesis' purchase of the outstanding capital stock and limited partnership interests of certain subsidiaries of Multicare engaged in the business of providing institutional pharmacy services to third parties (the "Pharmacy Purchase") effective January 1, 1998, which was accounted for using the purchase method of accounting and
(v) Vitalink's merger with TeamCare, Inc. (the "TeamCare Acquisition") on February 1, 1997 which was accounted for using the purchase method.

  The Genesis Pro Forma Adjustments in the unaudited pro forma condensed consolidated statement of operations for the twelve months ended September 30, 1997 and the six months ended March 31, 1998 include the effect of the Multicare Transaction, the Therapy Purchase, and the Pharmacy Purchase as if they had occurred on October 1, 1996. The Vitalink Pro Forma Adjustments in the unaudited pro forma condensed consolidated statement of operations for the twelve months ended September 30, 1997 include the effect of the TeamCare Acquisition as if it had occurred on October 1, 1996. No pro forma adjustments related to the TeamCare Acquisition are included in the unaudited pro forma condensed consolidated statement of operations for the six months ended March 31, 1998 since the TeamCare Acquisition was included in Vitalink's operating results for the entire period.

  No pro forma balance sheet is presented because the transactions relating to Genesis and Vitalink described in the preceding paragraph (other than the Merger) were all consummated prior to March 31, 1998 and February 28, 1998, respectively, and are reflected in the historical balance sheets of Genesis and Vitalink, respectively, which are included in the "Unaudited Pro Forma Financial Information for the Combined Company."

  The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes. No changes in operating revenues and expenses have been made to reflect the results of any modification to operations that might have been made had the Merger been consummated on the aforesaid assumed effective dates for purposes of the pro forma results. The unaudited pro forma financial information for the combined company and other acquisitions is provided for informational purposes only and does not purport to represent what Genesis's results of operations would actually have been had the transactions described above actually occurred at such dates or to project Genesis's results of operations or financial position at or for any future date or period. The unaudited pro forma financial information for the combined company has been prepared using the purchase method of accounting for the Merger, whereby merger consideration is allocated to the tangible and intangible assets acquired and liabilities assumed based on their respective fair values at the effective date of the transaction. Such allocations are based on studies and valuations which have not yet been completed. Accordingly, the allocations and estimated lives for the Merger in the unaudited pro forma financial information for the combined company are preliminary and subject to change.

  The following unaudited pro forma financial information for the combined company should be read in conjunction with the historical financial statements of Genesis for its fiscal year ended September 30, 1997 and Vitalink for its fiscal year ended May 31, 1997, including the respective notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus.

                GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                    TWELVE MONTHS ENDED SEPTEMBER 30, 1997
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                       GENESIS                                                    VITALINK      PRO FORMA
                           GENESIS    PRO FORMA           VITALINK   TRANSACTION   PRO FORMA      PRO FORMA     COMBINED
                          HISTORICAL ADJUSTMENTS         HISTORICAL* ADJUSTMENTS    COMBINED   ADJUSTMENTS(13) AS ADJUSTED
                          ---------- -----------         ----------- -----------   ----------  --------------- -----------
Net revenues............  $1,099,823  $148,817 (8)(11)     352,923         --       1,601,563      116,447      1,718,010
Expenses:
 Operating expenses.....     858,916    94,069 (11)        262,676      (4,500)(5)  1,211,161       88,382      1,299,543
 Corporate, general and
 administrative.........      41,039    16,000 (8)          32,229      (5,600)(6)     83,668       12,187         95,855
 Special charge.........      15,000       --                3,087         --          18,087          --          18,087
 Lease expense..........      28,587     1,356 (11)          6,205        (500)(6)     35,648          --          35,648
 Depreciation and amor-
 tization...............      41,946     3,585 (10)(11)     12,457       2,582 (1)     60,570        5,482         66,052
 Interest expense, net..      39,103    35,358 (9)           2,776      26,414 (2)    103,651        2,700        106,351
                          ----------  --------             -------     -------     ----------      -------     ----------
   Total expenses.......   1,024,591   150,368             319,430      18,396      1,512,785      108,751      1,621,536
                          ----------  --------             -------     -------     ----------      -------     ----------
   Income (loss) before
   income taxes, equity
   in loss of unconsoli-
   dated subsidiaries
   and
   extraordinary item...      75,232    (1,551)             33,493     (18,396)        88,778        7,696         96,474
Income tax expense (ben-
efit) ..................      27,088      (558)(7)          14,934      (5,693)(7)     35,771        4,013         39,784
                          ----------  --------             -------     -------     ----------      -------     ----------
   Income (loss) before
   equity in loss of
   unconsolidated sub-
   sidiaries and ex-
   traordinary item.....      48,144      (993)             18,559     (12,703)        53,007        3,683         56,690
Equity in loss of uncon-
solidated subsidiary....         --     (5,109)(12)            --          --          (5,109)         --          (5,109)
                          ----------  --------             -------     -------     ----------      -------     ----------
Income (loss) before ex-
traordinary item........      48,144    (6,102)             18,559     (12,703)        47,898        3,683         51,581
Less: preferred stock
dividends...............         --        --                  --       17,450 (3)     17,450          --          17,450
                          ----------  --------             -------     -------     ----------      -------     ----------
Income (loss) available
to common shareholders
before
extraordinary item(14)..  $   48,144    (6,102)             18,559     (30,153)        30,448        3,683         34,131
                          ==========  ========             =======     =======     ==========      =======     ==========
Per common share data:
  Basic:
   Income before ex-
   traordinary
   item(14).............  $     1.39                                               $     0.88                  $     0.99
   Weighted average
   shares of common
   stock................  34,558,000                                           (4) 34,558,000             (4)  34,558,000
  Diluted:
   Income before ex-
   traordinary
   item(14).............  $     1.34                                               $     0.85                  $     0.95
   Weighted average
   shares of common
   stock and
   equivalents..........  36,120,000                                           (4) 36,120,000             (4)  36,120,000

-----
* Twelve months ended August 31, 1997.

See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Statement
                                 of Operations

                 GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                        SIX MONTHS ENDED MARCH 31, 1998
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                       GENESIS
                           GENESIS    PRO FORMA          VITALINK   TRANSACTION    PRO FORMA
                          HISTORICAL ADJUSTMENTS        HISTORICAL* ADJUSTMENTS     COMBINED
                          ---------- -----------        ----------- -----------    ----------
Net revenues............  $  646,864   $16,021 (8)(11)    252,972         --          915,857
Expenses:
  Operating expenses....     502,480    13,477 (11)       191,115      (2,250)(5)     704,822
  Corporate, general and
   administrative.......      26,176       --  (8)         23,590      (2,800)(6)      46,966
  Special charge........         --        --                 --          --              --
  Lease expense.........      14,511       179 (11)         2,495        (250)(6)      16,935
  Depreciation and
   amortization.........      24,353       321 (10)(11)     9,425       1,291 (1)      35,390
  Interest expense,
   net..................      38,331     1,050 (9)          2,891      13,207 (2)      55,479
                          ----------   -------            -------    --------      ----------
    Total expenses......     605,851    15,027            229,516       9,198         859,592
                          ----------   -------            -------    --------      ----------
Income (loss) before
 income taxes, equity in
 loss of unconsolidated
 subsidiaries and
 extraordinary item.....      41,013       994             23,456      (9,198)         56,265
Income tax expense
 (benefit)..............      14,970       (21)(7)         10,622      (2,846)(7)      22,725
                          ----------   -------            -------    --------      ----------
Income (loss) before
 equity in loss of
 unconsolidated
 subsidiaries and
 extraordinary item.....      26,043     1,015             12,834      (6,352)         33,540
Equity in loss of
 unconsolidated
 subsidiary.............       1,347      (365)(12)           --          --              982
                          ----------   -------            -------    --------      ----------
Income (loss) before
 extraordinary item.....      27,390       650             12,834      (6,352)         34,522
Less: preferred stock
 dividends..............         --        --                 --        8,725 (3)       8,725
                          ----------   -------            -------    --------      ----------
Income (loss) available
 to common shareholders
 before extraordinary
 item (14)..............  $   27,390   $   650            $12,834    $(15,077)     $   25,797
                          ==========   =======            =======    ========      ==========
Per common share data:
  Basic:
    Income before
     extraordinary item
     (14)...............  $     0.78                                               $     0.74
    Weighted average
     shares of common
     stock..............  35,084,965                                         (4)   35,084,965
  Diluted:
    Income before
     extraordinary item
     (14)...............  $     0.77                                               $     0.72
    Weighted average
     shares of common
     stock and
     equivalents........  35,658,191                                         (4)   35,658,191

--------
* Six months ended February 28, 1998.

 See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Statement
                                 of Operations

                GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES

                         NOTES TO UNAUDITED PRO FORMA

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

(1) Represents additional amortization relating to the goodwill and the estimated fair value of pharmacy services agreements with Manor Care recorded as a result of the Merger, less amortization of pre-acquisition goodwill recorded by Vitalink:

                                                                          SIX
                                                         TWELVE MONTHS  MONTHS
                                                             ENDED       ENDED
                                                         SEPTEMBER 30, MARCH 31,
                                                             1997        1998
                                                         ------------- ---------
   Amortization of goodwill over 40 years..............     $13,994     $6,997
   Amortization of the fair value of pharmacy services
    agreements with Manor Care over 20 years...........         852        426
                                                            -------     ------
                                                             14,846      7,423
   Less: amortization of $346,480 of pre-acquisition
    goodwill recorded by Vitalink over a remaining use-
    ful life of 40 years and amortization and deprecia-
    tion of other assets which have no future benefit..      12,264      6,132
                                                            -------     ------
   Pro forma adjustment................................     $ 2,582     $1,291
                                                            =======     ======

(2) The Closing Consideration and the repayment of certain amounts under the Vitalink credit facility will be financed, in part, through borrowings under Genesis' revolving credit facility, resulting in additional net interest expense, and the amortization of related direct financing costs, as follows:

                                                                        SIX
                                                       TWELVE MONTHS  MONTHS
                                                           ENDED       ENDED
                                                       SEPTEMBER 30, MARCH 31,
                                                           1997        1998
                                                       ------------- ---------
   Interest expense--$377,400 borrowing under revolv-
    ing credit facility, 8.00%........................    $30,192     $15,096
   Amortization of direct financing costs over 10
    years.............................................        300         150
                                                          -------     -------
                                                           30,492      15,246
   Less: interest expense--$67,400 repayment of
    Vitalink credit facility, 6.05%...................      4,078       2,039
                                                          -------     -------
   Pro forma adjustment...............................    $26,414     $13,207
                                                          =======     =======

(3) Represents the 5.9375% dividend on the $293,900 of Genesis Preferred Stock issued as part of the Closing Consideration.

                          SIX
         TWELVE MONTHS  MONTHS
             ENDED       ENDED
         SEPTEMBER 30, MARCH 31,
             1997        1998
         ------------- ---------
            $17,450     $8,725
            =======     ======

(4) Pro forma per share basic and diluted income before extraordinary item include the effect of the 5.9375% dividend on the Genesis Preferred Stock. The pro forma per share diluted income before extraordinary item does not assume the conversion of the Genesis Preferred Stock as the effect would be antidilutive.

(5) Genesis has identified certain operations of Vitalink for which it has a discrete and identifiable plan to implement. Additionally, under current pharmaceutical supply contracts, purchasing discounts on volume increases will be achieved.

                                                                         SIX
                                                        TWELVE MONTHS  MONTHS
                                                            ENDED       ENDED
                                                        SEPTEMBER 30, MARCH 31,
                                                            1997        1998
                                                        ------------- ---------
   Elimination of losses related to operations for
    which Genesis has a discrete and identifiable
    plan...............................................    $2,400      $1,200
   Purchasing discounts on volume increases............     2,100       1,050
                                                           ------      ------
   Pro forma adjustment................................    $4,500      $2,250
                                                           ======      ======

   Additionally, Genesis has identified duplicative positions and operations and the related costs which approximate $10,900, and plans to eliminate these costs according to a transition plan within one year from the Merger date.

(6) As a result of the Merger, certain duplicative corporate and administrative overhead functions related to the prior ownership structure will be merged and duplicative positions will be eliminated. Genesis has identified duplicative physical locations which will be merged into existing Genesis administrative locations.

                                                                       SIX
                                                      TWELVE MONTHS  MONTHS
                                                          ENDED       ENDED
                                                      SEPTEMBER 30, MARCH 31,
                                                          1997        1998
                                                      ------------- ---------
   Personnel reductions in corporate and
    administrative staff to eliminate duplicative
    positions........................................    $3,100      $1,550
   Other administrative costs including legal and
    accounting fees and office expense...............     2,500       1,250
                                                         ------      ------
                                                         $5,600      $2,800
                                                         ======      ======
   Lease expense.....................................    $  500      $  250
                                                         ======      ======

 (7) Represents income tax benefit, excluding non-deductible amortization, at 36%.

 (8) As a result of the management contract with Multicare, certain corporate employees of Multicare are employed by Genesis. The management fee charged by Genesis is reflected as an adjustment to net revenues.

                                                     TWELVE MONTHS SIX MONTHS
                                                         ENDED       ENDED
                                                     SEPTEMBER 30, MARCH 31,
                                                         1997         1998
                                                     ------------- ----------
    Total corporate, general and administrative ex-
     pense..........................................    $16,000      $  --
                                                        =======      ======
    Management fee revenues.........................     38,186         --
                                                        =======      ======

 (9) Interest expense has been adjusted to reflect the indebtedness incurred in connection with the investment in Multicare, the Pharmacy Purchase and the Therapy Purchase. The estimated average interest rate for the indebtedness incurred is approximately 8.3%.

                                                     TWELVE MONTHS SIX MONTHS
                                                         ENDED       ENDED
                                                     SEPTEMBER 30, MARCH 31,
                                                         1997         1998
                                                     ------------- ----------
    Interest expense, net...........................    $35,358      $1,050
                                                        =======      ======

(10) In connection with the Therapy Purchase and the Pharmacy Purchase, depreciation and amortization have been increased by the amortization of goodwill and depreciation resulting from the allocation of purchase price. The Therapy Purchase and Pharmacy Purchase have preliminarily resulted in additional goodwill of approximately $47,000 which is amortized over lives ranging from 20 to 40 years.

                                                        TWELVE MONTHS SIX MONTHS
                                                            ENDED       ENDED
                                                        SEPTEMBER 30, MARCH 31,
                                                            1997         1998
                                                        ------------- ----------
    Depreciation and amortization......................   $  1,675     $   321
                                                          ========     =======

(11) Represents the consolidation of the operating results relating to the Therapy Purchase and the Pharmacy Purchase.

                                                        TWELVE MONTHS SIX MONTHS
                                                            ENDED       ENDED
                                                        SEPTEMBER 30, MARCH 31,
                                                            1997         1998
                                                        ------------- ----------
    Revenues, net......................................   $110,631     $16,021
    Operating expenses.................................     94,069      13,477
    Depreciation and amortization......................      1,910         --
    Lease expense......................................      1,356         179

(12) Represents Genesis' 43.6% share of the pro forma Multicare net loss from continuing operations.

(13) The Vitalink Pro Forma Adjustments give effect to Vitalink's merger with TeamCare, Inc. ("TeamCare"), an institutional pharmacy business. The merger was accounted for using the purchase method of accounting with an effective date of February 1, 1997, and accordingly, the historical results of TeamCare from September 1, 1996 through January 31, 1997 are presented below with related pro forma adjustments:

   The pro forma adjustments represent the amortization of (a) approximately $216,500 of the excess of purchase price over the estimated fair value of net assets acquired and (b) the amortization of approximately $11,400 representing the estimated fair value of pharmaceutical supply agreements based on the straight-line method over 40 and 6 years, respectively.

                                                                    VITALINK
                                             TEAMCARE   PRO FORMA   PRO FORMA
                                            HISTORICAL ADJUSTMENTS ADJUSTMENTS
                                            ---------- ----------- -----------
    Net revenues...........................  $116,447    $   --     $116,447
    Expenses:
      Operating expenses...................    88,382        --       88,382
      Corporate, general and administra-
       tive................................    12,187        --       12,187
      Depreciation and amortization........     2,437      3,045       5,482
      Interest expense, net................     2,700        --        2,700
                                             --------    -------    --------
        Total expenses.....................   105,706      3,045     108,751
                                             --------    -------    --------
      Income (loss) before income taxes....    10,741     (3,045)      7,696
                                             --------    -------    --------
    Income tax expense.....................     4,013        --        4,013
                                             --------    -------    --------
    Income (loss) from continuing opera-
     tions.................................  $  6,728    $(3,045)   $  3,683
                                             ========    =======    ========

(14) Before the effect of extraordinary losses, net of tax, of $553 and $1,924 related to the early retirement of debt for the twelve months ended September 30, 1997 and the six months ended March 31, 1998, respectively.

                                                                    APPENDIX A-1

                               AGREEMENT AND PLAN

                                   OF MERGER

                                  BY AND AMONG

                       VITALINK PHARMACY SERVICES, INC.,

                         GENESIS HEALTH VENTURES, INC.

                                      AND

                           V ACQUISITION CORPORATION

                           DATED AS OF APRIL 26, 1998

                         AGREEMENT AND PLAN OF MERGER

  Agreement and Plan of Merger, dated as of April 26, 1998 (the "Agreement"), by and among GENESIS HEALTH VENTURES, INC., a Pennsylvania corporation ("Genesis"), V ACQUISITION CORPORATION, a Delaware corporation and a wholly owned subsidiary of Genesis ("Acquisition Corporation"), and VITALINK PHARMACY SERVICES, INC., a Delaware corporation ("Vitalink"). Acquisition Corporation and Vitalink are hereinafter sometimes collectively referred to as the "Constituent Corporations."

                                   RECITALS

  Whereas, Genesis and Vitalink wish to effect the combination of Vitalink and Genesis through a merger of Vitalink with Acquisition Corporation (the "Merger") on the terms and conditions set forth herein;

  Whereas, Genesis and Vitalink desire to make certain representations, warranties, covenants and agreements in connection with the Merger;

  Whereas, the Merger is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

  Whereas, holders owning approximately 50% of the outstanding Vitalink Common Stock (as defined below) on a fully diluted basis have entered into a voting agreement, dated as of the date hereof (the "Voting Agreement"), substantially in the form of Exhibit A hereto, and have entered into a rights agreement, dated as of the date hereof (the "Rights Agreement"), substantially in the form of Exhibit B hereto, pursuant to which such holders have agreed, among other things, to vote their shares in favor of the Merger.

  Now, Therefore, in consideration of the premises and the mutual representations, warranties, covenants, agreements and conditions contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  The Merger

  Section 1.01. The Merger. (a) In accordance with the provisions of this Agreement and the General Corporation Law of the State of Delaware (the "Delaware Act"), at the Effective Time (as hereinafter defined), Vitalink shall be merged with and into Acquisition Corporation, and Acquisition Corporation shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware. The name of the Surviving Corporation shall be "NeighborCare, Inc." or such other name as designated by Genesis. At the Effective Time the separate existence of Vitalink shall cease.

  (b) The Merger shall have the effects on Acquisition Corporation and Vitalink as constituent corporations of the Merger as provided under the Delaware Act.

  Section 1.02. Effective Time. The Merger shall become effective at the time of filing of, or at such later time specified in, a certificate of merger, in the form required by and executed in accordance with the Delaware Act, with the Secretary of State of the State of Delaware in accordance with the Delaware Act (the "Certificate of Merger"). The date and time when the Merger shall become effective is herein referred to as the "Effective Time."

  Section 1.03. Certificate of Incorporation and By-Laws of Surviving Corporation. The Certificate of Incorporation and By-Laws of Acquisition Corporation, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and By-Laws of the Surviving Corporation until thereafter amended as provided by law.

                                     A-1-1

  Section 1.04. Directors and Officers of Surviving Corporation. The initial directors and the initial officers of the Surviving Corporation shall be the directors and officers of Acquisition Corporation, in each case until their successors are elected and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and By-Laws.

  Section 1.05. Stockholders' Meetings. Each of Vitalink and Genesis shall take all action necessary in accordance with applicable law and its respective Certificate of Incorporation and By-Laws to call and convene a special meeting of its respective stockholders (the "Special Meetings") as soon as practicable to consider and vote upon the approval of this Agreement and the transactions contemplated by this Agreement. Each of Vitalink and Genesis, through its respective Board of Directors, (a) shall recommend to its respective stockholders approval of this Agreement and the transactions contemplated by this Agreement, which recommendation shall be contained in the proxy statement of Vitalink and Genesis (the "Joint Proxy Statement"), and shall not withdraw, modify or change in any manner or take action inconsistent with its recommendation of this Agreement or the other transactions contemplated hereby and shall not resolve to do any of the foregoing and publicly disclose such resolution; provided, however, that the Board of Directors of each of Vitalink and Genesis may fail to make its recommendation to its respective stockholders or may withdraw, modify or change in any manner or take any action inconsistent with such recommendation or resolve to do any of the foregoing and publicly disclose such resolution if such Board of Directors believes, after receiving a Superior Proposal (as hereinafter defined) which was not solicited after the date hereof and (x) the advice of outside legal counsel that failure to take such action would be inconsistent with its fiduciary duties to its stockholders under applicable law and (y) the fairness opinion of a financial advisor of nationally recognized reputation that the party making such proposal is financially capable and that such Superior Proposal would yield a higher value to its stockholders than the Merger, that the making of such recommendation or the failure to so withdraw, modify or change in any manner or take any action inconsistent with such recommendation or to resolve to do any of the foregoing and publicly disclose such resolution would be inconsistent with its fiduciary duties under applicable law and (b) shall use all commercially reasonable efforts to solicit from its respective stockholders proxies regarding approval and adoption of this Agreement.

  Section 1.06. Filing of Certificate of Merger. At the Closing (as hereinafter defined), Genesis, Acquisition Corporation and Vitalink shall cause a Certificate of Merger to be executed and filed with the Secretary of State of the State of Delaware as provided in the Delaware Act, and shall take any and all other lawful actions and do any and all other lawful things to cause the Merger to become effective.

  Section 1.07. Further Assurances. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, obligation, title or interest in, to or under any of the rights, properties or assets of either of the Constituent Corporations acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of each of the Constituent Corporations or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of the Constituent Corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, obligation, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

                                  ARTICLE II

                             Conversion of Shares

  Section 2.01. Vitalink Common Stock. (a) At the Effective Time, each share of common stock, par value $.01 per share, of Vitalink (the "Vitalink Common Stock") outstanding immediately prior to the Effective Time (except for shares, if any, owned by Vitalink as treasury stock or owned by any wholly owned Subsidiary of Vitalink or Dissenting Stock) shall, by virtue of the Merger and without any action on the part of the holder

                                     A-1-2
thereof, be converted into the right to receive for each share (x) $22.50 per share in cash, subject to adjustment in accordance with this Section 2.01 (the "Per Share Cash Consideration"), or (y) .045 of one validly issued, fully paid and nonassessable share (the "Per Share Preferred Stock Consideration") of convertible preferred stock, par value $.01 per share, of Genesis, with an initial liquidation preference of $500.00 per share (the "Preferred Stock") having the terms set forth in Schedule I hereto, or (z) a combination of a fraction of a share of Preferred Stock and cash, determined in accordance with
Section 2.01(d), (e), (f) or (g), as applicable.

  The cash and Preferred Stock to be delivered in exchange for shares of Vitalink Common Stock pursuant to this Section 2.01(a) are hereinafter sometimes called the "Closing Consideration."

  (b) At the Effective Time all outstanding shares of Vitalink Common Stock, by virtue of the Merger and without any action on the part of the holders thereof, shall no longer be outstanding and shall be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Vitalink Common Stock shall thereafter cease to have any rights with respect to such shares of Vitalink Common Stock, except (i) the right to receive the Closing Consideration for such shares of Vitalink Common Stock specified in the foregoing clause (a) upon the surrender of such certificate in accordance with Section 2.04 or (ii) dissenters' rights pursuant to Section 2.08.

  (c) Election of Consideration. Subject to the allocation and election procedures set forth in this Section 2.01 and Section 2.02, each holder of record (as of the Effective Time) of shares of Vitalink Common Stock will be entitled to, with respect to each such share, (i) elect to receive cash (a "Cash Election"), (ii) elect to receive Preferred Stock (a "Preferred Stock Election"), or (iii) indicate that such record holder has no preference as to the receipt of cash or Preferred Stock (a "Non-Election"). All such elections shall be made on a form designed for that purpose (a "Form of Election") in accordance with the procedures specified in Section 2.02.

  (d) Excess Cash Elections. If the aggregate number of shares of Vitalink Common Stock covered by Cash Elections (the "Cash Election Shares") exceeds the Cash Election Number (as defined below), all shares of Vitalink Common Stock covered by Preferred Stock Elections and all shares of Vitalink Common Stock covered by Non-Elections (the "Non-Election Shares") shall be converted into the right to receive the Per Share Preferred Stock Consideration, and all shares of Vitalink Common Stock covered by Cash Elections shall be converted into the right to receive Preferred Stock and cash in the following manner: each share shall be converted into the right to receive (i) an amount in cash, without interest, equal to the product of (x) the Per Share Cash Consideration and (y) a fraction (the "Cash Fraction"), the numerator of which shall be the Cash Election Number and the denominator of which shall be the total number of Cash Election Shares, and (ii) a number of shares of Preferred Stock equal to the product of (x) the Per Share Preferred Stock Consideration and (y) a fraction equal to one minus the Cash Fraction.

  The "Cash Election Number" shall be equal to (i) 50% of the number of shares of Vitalink Common Stock outstanding as of immediately prior to the Effective Time, minus (ii) (a) the number of shares of Vitalink Common Stock represented by Dissenting Stock (as defined below) and (b) the number of shares of Vitalink Common Stock for which cash in lieu of fractional shares of Preferred Stock is payable pursuant to Section 2.06; provided that the Cash Election Number shall be subject to adjustment in accordance with Section 2.01(g)).

  (e) Excess Preferred Stock Elections. If the aggregate number of shares covered by Preferred Stock Elections (the "Preferred Stock Election Shares") exceeds the Preferred Stock Election Number, then all shares of Vitalink Common Stock covered by Cash Elections and all shares of Vitalink Common Stock covered by Non-Elections shall be converted into the right to receive the Per Share Cash Consideration, and all shares of Vitalink Common Stock covered by Preferred Stock Elections shall be converted into the right to receive Preferred Stock and cash in the following manner: each share shall be converted into the right to receive (i) a number of shares of Preferred Stock equal to a fraction (the "Preferred Stock Fraction"), the numerator of which shall be the Preferred Stock Election Number and the denominator of which shall be the total number of Preferred Stock Election Shares, and (ii) an amount in cash, without interest, equal to the product of (x) the Per Share Cash Consideration and (y) a fraction equal to one minus the Preferred Stock Fraction.

                                     A-1-3

  The "Preferred Stock Election Number" shall be equal to 50% of the number of shares of Vitalink Common Stock outstanding as of immediately prior to the Effective Time; provided that the Preferred Stock Election Number shall be subject to adjustment in accordance with this Section 2.01(g)).

  (f) Insufficient Elections. In the event that neither Section 2.01(d) nor
Section 2.01(e) above is applicable, all shares of Vitalink Common Stock covered by Cash Elections shall be converted into the right to receive the Per Share Cash Consideration, all shares of Vitalink Common Stock covered by Preferred Stock Elections shall be converted into the right to receive the Per Share Preferred Stock Consideration, and the shares of Vitalink Common Stock covered by Non-Elections, if any, shall be converted into the right to receive Preferred Stock and cash in the following manner:

  each share shall be converted into the right to receive (i) an amount in cash, without interest, equal to the product of (x) the Per Share Cash Consideration and (y) a fraction (the "Non-Election Fraction"), the numerator of which shall be the excess, if any, of the Cash Election Number over the total number of Cash Election Shares and the denominator of which shall be the Non-Election Shares and (ii) a number of shares of Preferred Stock equal to the product of (x) the Per Share Preferred Stock Consideration and (y) a fraction equal to one minus the Non-Election Fraction.

  (g) If, after giving effect to the calculations made pursuant to Sections 2.01(d)-(f), the value on the Closing Date of Preferred Stock issued in the Merger, as mutually agreed to by each of Genesis and Vitalink, would (before giving effect to this Section 2.01(g)) constitute less than 50% of the sum of
(i) the value of the Closing Consideration and (ii) the cash paid or to be paid to holders of Dissenting Stock, then the Cash Election Number shall be reduced and the Preferred Stock Election Number shall be increased correspondingly until the value of Preferred Stock issued in the merger constitutes at least 50% of such sum.

  Section 2.02. Election Procedures. (a) Elections shall be made by holders of Vitalink Common Stock by mailing to the Exchange Agent a Form of Election. To be effective, a Form of Election must be properly completed, signed and submitted to the Exchange Agent and accompanied by Certificates representing the shares of Vitalink Common Stock as to which the election is being made (or by an appropriate trust company in the United States or a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. (the "NASD")). Holders of record of shares of Vitalink Common Stock who hold such shares as nominees, trustees or in other representative capacities (a "Representative") may submit multiple Forms of Elections, provided that such Representative certifies in writing that each such Form of Election covers all the shares of Vitalink Common Stock held by each Representative for a particular beneficial owner. Vitalink shall have the discretion, which it may delegate in whole or in part to the Exchange Agent, to determine whether Forms of Election have been properly completed, signed and submitted or revoked and to disregard immaterial defects in Forms of Election. The decision of Vitalink (or the Exchange Agent) in such matters shall be conclusive and binding. Neither Vitalink nor the Exchange Agent shall be under any obligation to notify any person of any defect in a Form of Election submitted to the Exchange Agent. The Exchange Agent shall also make all computations contemplated by Section 2.01 and this Section 2.02 and all such computations shall be conclusive and binding on the holders of Vitalink Common Stock. Forms of Election and other appropriate and customary transmittal materials (which shall specify that delivery shall be effected and risk of loss and title to the Certificates theretofore representing shares of Vitalink Common Stock shall pass, only upon proper delivery of such Certificates to the Exchange Agent) in such form as Genesis and Vitalink shall mutually agree shall be mailed on the date that the Joint Proxy Statement is first mailed to the stockholders of Vitalink and Genesis.

  (b) For the purposes hereof, a holder of Vitalink Common Stock who does not submit a Form of Election which is received by the Exchange Agent prior to the Election Deadline (as defined below) shall be deemed to have made a Non-Election. If Vitalink or the Exchange Agent shall determine that any purported Cash Election or Preferred Stock Election was not properly made with respect to any or all of the shares of Vitalink Common

                                     A-1-4

Stock of a holder, such purported Cash Election or Preferred Stock Election shall be deemed to be of no force and effect and the stockholder making such purported Cash Election or Preferred Stock Election shall, for purposes hereof, be deemed to have made a Non-Election.

  (c) Genesis and Vitalink shall each use its best efforts to mail the Form of Election to all persons or entities who become holders of Vitalink Common Stock during the period between the record date for the Special Meeting and 10:00 a.m., New York time, on the date five business days prior to the anticipated Effective Time and to make the Form of Election available to all persons or entities who become holders of Vitalink Common Stock subsequent to such day and no later than the close of business on the business day prior to the Effective Time. A Form of Election must be received by the Exchange Agent by the close of business on the last business day prior to the Effective Time (the "Election Deadline") in order to be effective. All elections may be revoked until the Election Deadline.

  Section 2.03. Acquisition Corporation Common Stock; Genesis Owned Common Stock. (a) At the Effective Time, each share of common stock, no par value, of Acquisition Corporation ("Acquisition Corporation Common Stock") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one validly issued, fully paid and nonassessable share, of common stock, no par value, of the Surviving Corporation ("Surviving Corporation Common Stock").

  (b) At the Effective Time all outstanding shares of Vitalink Common Stock owned by Genesis or Acquisition Corporation or any subsidiary thereof, by virtue of the Merger and without any action on the part of the holders thereof, shall no longer be outstanding and shall be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Vitalink Common Stock shall thereafter cease to have any rights with respect to such shares of Vitalink Common Stock and no consideration shall be delivered in exchange therefor.

  Section 2.04. Exchange of Shares. (a) Genesis shall designate one or more persons who shall be reasonably satisfactory to Vitalink to act as the Exchange Agent (the "Exchange Agent").

  (b) As promptly as practicable after the Effective Time, Genesis shall cause the Exchange Agent to mail to each record holder, as of the Effective Time, of an outstanding certificate or certificates that immediately prior to the Effective Time represented shares of Vitalink Common Stock (the "Certificates") a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Certificates for exchange.

  (c) Upon surrender to the Exchange Agent of a Certificate, together with such letter of transmittal duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor that amount of cash and/or Preferred Stock that such holder has the right to receive under this Article II, and such Certificate shall forthwith be cancelled. If any shares of Preferred Stock are to be issued to a person other than the person in whose name the surrendered Certificate is registered, it shall be a condition of exchange that such surrendered Certificate shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall pay any transfer or other taxes required by reason of the exchange by a person other than the registered holder of the Certificate surrendered or such person shall establish to the satisfaction of Genesis that such tax has been paid or is not applicable. Until surrendered in accordance with the provisions of this Section 2.04, each Certificate shall represent, for all purposes, the right to receive the Closing Consideration in respect of the number of shares of Vitalink Common Stock evidenced by such Certificate. No dividends or other distributions that are declared after the Effective Time on shares of Preferred Stock and payable to the respective holders of record thereof after the Effective Time will be paid to holders of Certificates until such holders surrender their Certificates. Upon such surrender, Genesis shall deposit with the Exchange Agent and shall cause the Exchange Agent to pay to the record holder of the shares of Preferred Stock representing Closing

                                     A-1-5

Consideration, the dividends or other distributions, excluding interest, that became payable after the Effective Time and were not paid because of the delay in surrendering Certificates for exchange.

  (d) From and after the Effective Time, there shall be no transfers on the stock transfer books of Vitalink of the shares of Vitalink Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to Genesis or the Surviving Corporation, they shall be cancelled and exchanged as provided in this Article II.

  (e) Neither Vitalink, Genesis nor the Surviving Corporation shall be liable to any holder of Certificates with respect to any Closing Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

  Section 2.05. Effect on Options. (a) Prior to the Merger, the Vitalink Board of Directors (or, if appropriate, any committee administering the Vitalink Plans (as defined below)) shall adopt such resolutions or take such other actions as are necessary to adjust, subject, if necessary, to obtaining consents of the holders thereof, the terms of all outstanding employee stock options to purchase shares of Vitalink Common Stock and all outstanding stock appreciation rights related thereto theretofore granted under any stock option or stock appreciation rights plan, program or arrangement of Vitalink (all such stock option or stock appreciation rights plans, programs or arrangements are collectively referred to as the "Vitalink Plans"), to provide for the treatment of such options and stock appreciation rights as set forth in this
Section 2.05 and to ensure that, from and after the Effective Time, the holders of such options have no rights thereto other than those specifically provided for in this Section 2.05. Each option (and any stock appreciation right related thereto) outstanding immediately prior to the Merger if not already vested, by its terms, shall vest at the Effective Time. All such options with an exercise price below the Per Share Cash Consideration (the "Cash Out Options") shall be cancelled as of the Effective Time in exchange for a payment from the Surviving Corporation (subject to any applicable required withholding taxes) equal to the product of (x) the total number of shares of Vitalink Common Stock subject to such option and (y) the excess of the Per Share Cash Consideration over the exercise price per share of Vitalink Common Stock subject to such option, payable in cash at the Effective Time. Except as provided herein, or as otherwise agreed to by the parties, the Vitalink Plans shall terminate as of the Effective Time and the provisions in any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of Vitalink or any Subsidiary thereof, shall be deleted as of the Effective Time.

  (b) As of the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, all of the obligations of Vitalink under the Vitalink Plans with respect to options other than Cash Out Options, shall terminate except for such options which by their terms require that they continue after the Merger (the "Continuing Options") which Continuing Options shall be exchanged for options of Genesis upon the same terms and conditions as under the applicable Genesis Plan and the applicable option agreement issued thereunder except that (1) each such option shall be exercisable for that number of shares equal to the number of shares of Genesis Common Stock (rounded to the nearest full share with .5 shares being rounded up) equal to the number of shares of Vitalink Common Stock subject to such options (a) multiplied by the Per Share Cash Consideration and (b) divided by the market price of Genesis Common Stock as of the Closing Date, and (2) the option price per share of the Genesis Common Stock shall be determined in accordance with a Black-Scholes pricing model based upon the relative market value of Genesis Common Stock as of the Closing Date and the option price of the Vitalink Common Stock.

  Section 2.06. Fractional Shares. Notwithstanding any other provision of this Agreement, each holder of shares of Vitalink Common Stock who upon surrender of all the Certificates of such holder would be entitled to receive a fraction of a share of Preferred Stock shall not be entitled to receive dividends on or vote such fraction of a share of Preferred Stock and shall receive, in lieu of such fraction of a share of Preferred Stock, cash in an amount equal to such fraction multiplied by $22.50. All references in this Agreement to Preferred Stock to be issued as Closing Consideration shall be deemed to include any cash in lieu of fractional shares of Preferred Stock payable pursuant to this
Section 2.06.

                                     A-1-6

  Section 2.07. Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Exchange Agent, the posting by such person of a bond in such reasonable amount as Genesis may direct as indemnity against any claim that may be made against it with respect to such Certificate, Genesis will issue, in exchange for such lost, stolen or destroyed Certificate, cash and/or Preferred Stock and any cash in lieu of fractional shares, and any unpaid dividends and distributions on shares of Preferred Stock deliverable in respect thereof pursuant to this Agreement.

  Section 2.08. Dissenting Stock. Each outstanding share of Vitalink Common Stock as to which a written demand for appraisal is filed in accordance with
(S) 262 of the Delaware Act at or prior to the Special Meeting and not withdrawn at or prior to the Special Meeting and which is not voted in favor of the Merger shall not be converted into or represent a right to receive Preferred Stock or cash hereunder unless and until the holder shall have failed to perfect, or shall have effectively withdrawn or lost his or her right to appraisal of and payment for his or her Vitalink Common Stock under such (S) 262, at which time his or her shares shall be treated in accordance with Section 2.09. All such shares of Vitalink Common Stock as to which such a written demand for appraisal is so filed and not withdrawn at or prior to the time of such vote and which are not voted in favor of the Merger, except any such shares of Vitalink Common Stock the holder of which, prior to the Effective Time, shall have effectively withdrawn or lost his or her right to appraisal of payment for his or her shares of Vitalink Common Stock under such
(S) 262, are herein called "Dissenting Stock." Vitalink shall give Genesis prompt notice upon receipt by Vitalink of any written demands for appraisal rights, withdrawal of such demands, and any other instruments served pursuant to (S) 262 of the Delaware Act, and Vitalink shall give Genesis the opportunity to direct all negotiations and proceedings with respect to such demands. Vitalink shall not voluntarily make any payment with respect to any demands for appraisal rights and shall not, except with the prior written consent of Genesis, settle or offer to settle any such demands. Each holder of Vitalink Common Stock who becomes entitled, pursuant to (S) 262 of the Delaware Act, to payment for his or her shares of Vitalink Common Stock under the provisions of such section shall receive payment therefor from the Surviving Corporation and such shares of Vitalink Common Stock shall be cancelled.

  Section 2.09. Conversion of Dissenting Stock. If prior to the Effective Time any stockholder of Vitalink shall fail to perfect, or shall effectively withdraw or lose, his or her right to appraisal of and payment for his or her shares of Dissenting Stock under (S) 262 of the Delaware Act, the Vitalink Common Stock of such holder shall be treated for purposes of this Article II like any other shares of outstanding Vitalink Common Stock. If, after the Effective Time, any holder of Vitalink Common Stock shall fail to perfect, or shall effectively withdraw or lose, his or her right to appraisal of and payment for his or her Dissenting Stock under (S) 262 of the Delaware Act, each share of Dissenting Stock of such holder shall be treated in the same manner as Non-Election Shares in accordance with the procedures, and subject to the conditions, set forth in this Article II.

                                  ARTICLE III

                        Representations and Warranties
                    of Genesis and Acquisition Corporation

  Subject to the disclosure schedule delivered by Genesis (the "Genesis Disclosure Statement"), the section numbers of which are numbered to correspond to the sections of this Agreement to which they relate, each of Genesis and Acquisition Corporation represents and warrants to Vitalink as follows:

  Section 3.01. Organization, Etc. Genesis is a corporation duly organized, validly existing and in good standing under the laws of the state of Pennsylvania and has all requisite power and authority to carry on its business as it is now being conducted. Genesis is duly qualified as a foreign corporation to do business, and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified or in good standing that would not, individually or in the aggregate, have a Genesis Material Adverse Effect. "Genesis Material Adverse

                                     A-1-7

Effect" means a material adverse effect on the business, results of operations, assets or condition (financial or otherwise) of Genesis and its Subsidiaries taken as a whole, other than any change or effect arising out of or resulting from general economic conditions or conditions generally affecting, directly or indirectly, the eldercare, pharmacy and/or related services industry. Complete and correct copies of the organizational documents, as currently in effect, of Genesis have been made available to Vitalink.

  Section 3.02. Authority Relative to This Agreement. Each of Genesis and Acquisition Corporation has full corporate power and authority to execute and deliver this Agreement and to consummate the Merger and the other transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the Merger and the other transactions contemplated hereby have been duly and validly authorized by the Boards of Directors of Genesis and Acquisition Corporation, and no other corporate proceedings on the part of Genesis or Acquisition Corporation are necessary to authorize this Agreement or to consummate the Merger or the other transactions contemplated hereby (other than, with respect to the Merger, the approval and adoption of this Agreement at the Special Meeting or any adjournment thereof by a majority of the outstanding shares of common stock, par value $.02 per share, of Genesis (the "Genesis Common Stock"). This Agreement has been duly and validly executed and delivered by each of Genesis and Acquisition Corporation and, assuming the due authorization, execution and delivery hereof by Vitalink, constitutes a valid and binding agreement of each of Genesis and Acquisition Corporation, enforceable against Genesis and Acquisition Corporation in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

  Section 3.03. No Violations, Etc. (a) No filing or registration with, or permit, authorization, consent or approval of, or notification or disclosure to, any United States (federal, state or local) or foreign government, or governmental, regulatory or administrative authority, agency or commission (a "Governmental Authority") is required by Genesis or Acquisition Corporation in connection with the execution and delivery of this Agreement or the consummation by Genesis or Acquisition Corporation of the Merger and the other transactions contemplated hereby, except (i) in connection with the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) in connection with the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), (iii) the filing of appropriate merger documents as required by the Delaware Act, (iv) such consents, approvals, orders, permits, authorizations, registrations, declarations and filings as may be required under the Blue Sky laws of various states, (v) such filings, licenses, permits, authorizations, consents, orders, registrations, filings, notifications and disclosures as may be required to be made prior to or at the Effective Time and (vi) such filings, licenses, permits, authorizations, consents, orders, registrations, filings, notifications and disclosures as may be required to be made or obtained after the Effective Time.

  (b) Assuming that all filings, permits, authorizations, consents, disclosures and approvals required prior to the Effective Time have been duly made or obtained as contemplated by Section 3.03(a), the execution and elivery of this Agreement and the consummation by Genesis and Acquisition Corporation of the Merger and the other transactions contemplated hereby will not (i) subject to obtaining the approval of a majority of the outstanding shares of Genesis Common Stock as required by the rules of the New York Stock Exchange violate any provision of the organizational documents of Genesis or any of its Subsidiaries, (ii) violate any statute, rule, regulation, order or decree of any Governmental Authority by which Genesis, any of its Subsidiaries or any of their properties are bound or (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, acceleration, redemption or repurchase) under, any of the terms, conditions or provisions of any (x) note, bond, mortgage, indenture or deed of trust relating to indebtedness for borrowed money or (y) license, lease, agreement or other instrument or obligation to which Genesis or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, excluding from the foregoing clauses (ii) and (iii)(y) violations, breaches or defaults that, individually or in the aggregate, would not either impair Genesis's or Acquisition Corporation's ability to

                                     A-1-8
consummate the Merger or the other transactions contemplated hereby or have a Genesis Material Adverse Effect.

  Section 3.04. Capitalization. (a) The authorized capital stock of Genesis consists of 60,000,000 shares of Genesis Common Stock. As of December 31, 1997, there were 35,125,027 shares of Genesis Common Stock issued and 35,079,426 shares of Genesis Common Stock outstanding, 45,601 shares of Genesis Common Stock held in Genesis's treasury and 4,434,415 shares of Genesis Common Stock reserved for issuance upon the exercise of options theretofore granted pursuant to the stock option or stock appreciation rights plans, programs or arrangements of Genesis (collectively, the "Genesis Plans"). All issued and outstanding shares of capital stock of Genesis are duly authorized and validly issued, fully paid, nonassessable and free of preemptive rights with respect thereto. Section 3.04 of the Genesis Disclosure Statement lists each Genesis Plan, the number of shares of Genesis Common Stock to be received upon exercise thereof and the average exercise price of outstanding options (the "Genesis Common Stock Equivalents"). Except for the Genesis Common Stock Equivalents, there are no options, warrants, calls, subscriptions or other rights, agreements or commitments obligating Genesis to issue, transfer or sell any shares of its capital stock or any other securities convertible into or evidencing the right to subscribe for any such shares. There are no outstanding stock appreciation rights with respect to the capital stock of Genesis. Other than pursuant to the Genesis Common Stock Equivalents, there has not been any issuance of capital stock of Genesis since December 31, 1997.

  (b) There are no obligations, contingent or otherwise, of Genesis to (i) repurchase, redeem or otherwise acquire any shares of Genesis Common Stock or
(ii) provide funds to, or make any investment in (in the form of a loan, capital contribution or otherwise), or provide any guarantee with respect to the obligations of, any other person. There are no agreements, arrangements or commitments of any character (contingent or otherwise) pursuant to which any person is or may be entitled to receive any payment based on the revenues or earnings, or calculated in accordance therewith, of Genesis. There are no voting trusts, proxies or other agreements or understandings to which Genesis is a party or by which Genesis is bound with respect to the voting of any shares of capital stock of Genesis.

  Section 3.05. SEC Filings. (a) Genesis has timely filed with the Securities and Exchange Commission (the "SEC") all required forms, reports, registration statements and documents required to be filed by it with the SEC on or since September 30, 1997 (collectively, the "Genesis SEC Reports"), all of which complied as to form when filed in all material respects with the applicable provisions of the Securities Act or the Exchange Act, as the case may be. As of their respective dates, the Genesis SEC Reports (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

  (b) Genesis will deliver to Vitalink as soon as they become available true and complete copies of any report or statement mailed by Genesis to its securityholders generally or filed by it with the SEC, in each case subsequent to the date hereof and prior to the Effective Time. As of their respective dates, such reports and statements (excluding any information therein provided by Vitalink, as to which Genesis makes no representation) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading and will comply in all material respects with all applicable securities law requirements. The audited consolidated financial statements and unaudited consolidated interim financial statements of Genesis and its Subsidiaries to be included or incorporated by reference in such reports and statements will be prepared in accordance with U.S. generally accepted accounting principles, in each case applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) ("GAAP") and will fairly present the consolidated financial position of Genesis and its Subsidiaries as of the dates thereof and the consolidated results of operations and consolidated cash flow for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and to the extent they may not include footnotes or may be condensed or summary statements).


                                     A-1-9

  Section 3.06. Financial Statements. The audited consolidated financial statements and unaudited consolidated interim financial statements of Genesis and its Subsidiaries included or incorporated by reference in any of the Genesis SEC Reports have been prepared in accordance with GAAP, and fairly present in all material respects the consolidated financial position of Genesis and its Subsidiaries as of the dates thereof and the consolidated results of operations and consolidated cash flows for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and to the extent they may not include footnotes or may be condensed or summary statements), and such audited consolidated financial statements are accompanied by an unqualified opinion thereon by Genesis's independent accountants. The Consolidated Balance Sheet as at September 30, 1997 of Genesis and its Subsidiaries contained in such financial statements is hereinafter referred to as the "Genesis Balance Sheet."

  Section 3.07. Absence of Undisclosed Liabilities. At September 30, 1997, none of Genesis or its Subsidiaries has any liabilities of any nature, whether absolute, accrued, unmatured, contingent or otherwise, whether due or about to become due that are required to be recorded or reflected on a consolidated balance sheet of Genesis under generally accepted accounting principles, or any unsatisfied judgments, except for (i) the liabilities recorded on the Genesis Balance Sheet and/or reflected in the notes thereto, and (ii) liabilities disclosed in any Genesis SEC Report filed since September 30, 1997 and prior to the date of this Agreement.

  Section 3.08. Absence of Changes or Events. Since December 31, 1997 and except as set forth in the Genesis SEC Reports filed prior to the date hereof or as a direct or indirect result of changes in the Medicare or Medicaid reimbursement programs which are known or reasonably anticipated as of the date hereof: (a) there has been no Genesis Material Adverse Effect and (b) neither Genesis nor any of its Subsidiaries has, directly or indirectly:

    (a) purchased or otherwise acquired, or agreed to purchase or otherwise acquire, any shares of capital stock of Genesis or any of its Subsidiaries, except as set forth on Section 3.08 of the Genesis Disclosure Statement, or any options, warrants or other equity securities, debt securities or other indebtedness of Genesis or any of its Subsidiaries, or declared, set aside or paid any dividend or otherwise made a distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock;

    (b) (i) other than borrowings under Genesis's existing working capital facilities, created or incurred any indebtedness for borrowed money in excess of $20,000,000 in the aggregate; (ii) assumed, guaranteed, endorsed or otherwise as an accommodation become responsible for the obligations of any other individual, firm or corporation (other than any wholly owned Subsidiary of Genesis), or made any loans or advances to any other individual, firm or corporation (other than loans among Genesis and any of its wholly owned Subsidiaries) except in the ordinary course of business consistent with past practice; or (iii) incurred any liabilities, except for liabilities that, individually or in the aggregate, would not reasonably be expected to have a Genesis Material Adverse Effect;

    (c) made any payment with respect to any option, warrant or other equity security, or any debt security or other indebtedness, of Genesis or any of its Subsidiaries (other than regular, periodic payments of principal and/or interest required pursuant to the terms of the applicable security or instrument);

    (d) instituted any significant change in accounting methods, principles or practices affecting its assets, liabilities or business, except insofar as may be appropriate to conform to changes in law or GAAP; and

    (e) agreed to do any of the things described in the preceding clauses (a) through (d).

  Section 3.09. Litigation. There is no (i) claim, action, suit or proceeding pending or, to the best of Genesis's knowledge, threatened against Genesis or any of its Subsidiaries or their respective properties, assets or operations before any court or governmental or regulatory authority or body or arbitration tribunal or (ii) outstanding judgment, order, writ, injunction or decree of any court, governmental agency or arbitration tribunal in a proceeding to which Genesis, any of its Subsidiaries or any of their respective assets was or is a party, except, in the case of clauses (i) and
(ii) above, such as would not, individually or in the aggregate, either impair Genesis's or Acquisition Corporation's ability to consummate the Merger or the other transactions contemplated hereby or have or reasonably be expected to have a Genesis Material Adverse Effect.

                                    A-1-10

  Section 3.10. Subsidiaries and Investments. Each Subsidiary of Genesis is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except for failures to be so organized, existing or in good standing or to have such power or authority that, individually or in the aggregate, would not have a Genesis Material Adverse Effect. Each Subsidiary of Genesis is duly qualified to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified or in good standing that, individually or in the aggregate, would not have a Genesis Material Adverse Effect. All of the outstanding shares of capital stock or share capital of each Subsidiary of Genesis are validly issued, fully paid and nonassessable, and those owned by Genesis or by a Subsidiary of Genesis are owned free and clear of any liens, claims or encumbrances. There are no options, warrants, calls, subscriptions or other rights, agreements or commitments obligating any of the Subsidiaries of Genesis to issue, transfer or sell any shares of its capital stock or any other securities convertible into or evidencing the right to subscribe for any such shares.

  Section 3.11. Compliance with Laws. (a) None of Genesis or any of its Subsidiaries or Genesis Eldercare Corporation ("Eldercare") has violated or failed to comply with any statute, law, ordinance, regulation, rule or order of any Governmental Authority (including, without limitation, the Medicare and Medicaid fraud and abuse provisions of the Social Security Act and the Civil Monetary Penalty Law of the Social Security Act, the applicable recordkeeping, inventory and other requirements and regulations of the Federal Food and Drug Administration (the "FDA"), the Federal Drug Enforcement Agency (the "DEA") and state pharmacy boards in jurisdictions in which Genesis conducts business), or any judgment, decree or order of any court, applicable to its business or operations, except for any such violations or failures to comply that, individually or in the aggregate, have not had and would not reasonably be expected to have a Genesis Material Adverse Effect.

  (b) Each of Genesis and its Subsidiaries has such certificates, permits, licenses, franchises, consents, approvals, orders, authorizations and clearances from appropriate governmental agencies and bodies ("Genesis Licenses") as are necessary to own, lease or operate its properties and to conduct its business in the manner described in the Genesis SEC Reports and as presently conducted and all such Genesis Licenses are valid and in full force and effect, except for any failures to have any such Genesis License or any failures of any such Genesis License to be valid and in full force and effect that, individually or in the aggregate, would not have a Genesis Material Adverse Effect. Each of Genesis and its Subsidiaries is, and within the period of all applicable statutes of limitation has been, in compliance with its obligations under such Genesis Licenses and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of such Genesis Licenses, except for any such failures to be in compliance with such obligations or any such revocations or terminations that, individually or in the aggregate, would not have a Genesis Material Adverse Effect. Genesis has no knowledge of any facts or circumstances that could reasonably be expected to result in an inability of Genesis or any of its Subsidiaries or Eldercare to renew any Genesis License except for those inabilities to renew any Genesis License which would not reasonably be expected to result in a Genesis Material Adverse Effect. Neither the execution and delivery by Genesis or Acquisition Corporation of this Agreement nor the consummation of the Merger nor any of the other transactions contemplated herein will result in any revocation or termination of any Genesis License except for a revocation or termination of a Genesis License which would not reasonably be expected to result in a Genesis Material Adverse Effect.

  (c) Genesis and each of its Subsidiaries has delivered or made available true and correct billing requests for reimbursement and underlying information to, all governmental programs, including, but not limited to, the Medicare and Medicaid programs, in compliance with all rules, regulations, policies and procedures of such governmental programs and of the fiscal intermediaries of such programs. To the best of Genesis's knowledge all such billings were for goods actually provided, and at appropriate charges or costs, and Genesis has appropriate documentation to support such billing requests.

  Section 3.12. Intellectual Property Rights. To the best of Genesis's knowledge, Genesis and its Subsidiaries own or have the right to use all Genesis Intellectual Property Rights (as defined below) necessary to

                                    A-1-11
the conduct of their respective businesses. There have been no written claims or assertions made by others that Genesis or any of its Subsidiaries has infringed any material intellectual property rights of others by the sale of products or any other activity in the preceding five year period and, to the best of Genesis's knowledge, there has been no such infringement by Genesis or any of its Subsidiaries during this period except for such infringements that, individually or in the aggregate, would not have a Genesis Material Adverse Effect. Genesis has no knowledge of any infringement of Genesis Intellectual Property Rights by others, except for such infringements that, individually or in the aggregate, would not have a Genesis Material Adverse Effect. All issued patents, registered trademarks and service marks owned by Genesis or its Subsidiaries are recorded on the public record in the name of Genesis or its Subsidiaries. Genesis and its Subsidiaries have clear and unencumbered title to all of the Genesis Intellectual Property Rights and such titles have not been challenged, except as would not reasonably be expected to result in a Genesis Material Adverse Effect.

  "Genesis Intellectual Property Rights" shall mean and include rights relating to Genesis's or its Subsidiaries' patents, trademarks, service marks, trade names, copyrights, and all currently pending applications for any thereof, and any inventions, processes, trade secrets, know-how, confidentiality agreements, consulting agreements, software licenses or options to obtain rights or licenses and any documentation relating to the manufacture, marketing and maintenance of products.

  Section 3.13. Taxes. (a) Genesis and each of its Subsidiaries have (i) filed all federal, state, local and foreign tax returns required to be filed by them prior to the date hereof (taking into account extensions), (ii) paid all taxes shown to be due on such returns and all taxes not required to be shown as due and payable on any tax return but which were otherwise due and payable, (iii) paid all taxes for which a notice of assessment or collection has been received (other than amounts being contested in good faith by appropriate proceedings and properly accrued), except in the case of clause (i), (ii) or
(iii) for any such filings or payments that, individually or in the aggregate, would not have a Genesis Material Adverse Effect. Neither the Internal Revenue Service ("IRS") nor any other Governmental Authority has asserted in writing any claim for material taxes or, to the best of Genesis's knowledge, is threatening to assert any claims for taxes. Genesis and each of its Subsidiaries have withheld or collected and paid over to the appropriate Governmental Authorities (or are properly holding for such payment) all taxes required by law to be withheld or collected. Neither Genesis nor any of its Subsidiaries has made an election under Section 341(f) of the Code. There are no liens for taxes upon the assets of Genesis or any of its Subsidiaries (other than liens for taxes that are not yet due or that are being contested in good faith by appropriate proceedings).

  (b) To the best of Genesis's knowledge, Genesis has not taken or failed to take any action, and there is no state of affairs with respect to the activities or operations of Genesis, that would prevent the Merger from constituting a transaction qualifying as a tax-free reorganization under
Section 368(a) of the Code.

  Section 3.14. Employee Benefit Plans; ERISA. (a) Neither Genesis nor any ERISA Affiliate of Genesis has (i) engaged in, or is a successor or parent corporation to an entity that has engaged in, a transaction described in Sections 4069 or 4212(c) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or (ii) incurred or reasonably expects to incur prior to the Effective Time, (A) any liability under Title IV of ERISA arising in connection with the termination of, or a complete or partial withdrawal from, any plan covered or previously covered by Title IV of ERISA or (B) any liability under Section 4971 of the Code that in either case could become a liability of Genesis or any of its Affiliates after the Effective Time. Nothing done or omitted to be done, and no transaction or holding of any asset under or in connection with any "employee benefit plan" as defined in Section 3(3) of ERISA which (i) is subject to any provision of ERISA and (ii) is maintained, administered or contributed to by Genesis or any Subsidiary of Genesis and covers any employees or former employees of Genesis or any Subsidiary of Genesis under which Genesis or any Subsidiary of Genesis has any liability (each a "Genesis Employee Plan") has or will make Genesis or any Subsidiary of Genesis, or any officer or director of Genesis or any Subsidiary of Genesis, subject to any liability under Title I of ERISA or liable for any tax pursuant to Section 4975 of the Code that could have a Genesis Material Adverse Effect. For purposes of this Agreement, "ERISA Affiliate" shall mean any person (as defined in Section 3(9) of ERISA) that is a member of any group of persons described in Section 414(b), (c), (m) or (o) of the Code which includes the referent person or its Subsidiaries.

                                    A-1-12

  (b) With respect to each Genesis Employee Plan which is intended to be qualified under Section 401(a) of the Code, Genesis has received a favorable determination letter that the plan is so qualified and that each trust forming a part thereof is exempt from tax pursuant to Section 501(a) of the Code. Each Genesis Employee Plan has been maintained in all material respects in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to ERISA and the Code, which are applicable to such Plan.

  (c) Each employment, severance or other similar contract, arrangement or policy and each plan or arrangement (written or oral) providing for insurance coverage (including any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (i) is not a Genesis Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by Genesis or any of its Subsidiaries and (iii) covers any employee or former employee of Genesis or any of its Subsidiaries (the "Genesis Benefit Arrangements") has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to such Genesis Benefit Arrangement.

  (d) Genesis and its Subsidiaries are in compliance with all currently applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and are not engaged in any unfair labor practice, failure to comply with which or engagement in which, as the case may be, would reasonably be expected to have a Genesis Material Adverse Effect. There is no unfair labor practice complaint pending before the National Labor Relations Board which would reasonably be expected to have a Genesis Material Adverse Effect.

  (e) Genesis has delivered or made available to Vitalink true and complete copies of all "employee benefit plans" as defined in Section 3(3) of ERISA (other than multiemployer plans as defined in Section 3(37) of ERISA) maintained by Genesis or any of its Subsidiaries or to which Genesis or any of its Subsidiaries, contributes or is obligated to make payments thereunder.

  Section 3.15 Labor and Employment Matters. Each of Genesis and its Subsidiaries is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, safety, wages and hours, and neither Genesis nor any of its Subsidiaries is engaged in any unfair labor practice in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Genesis Material Adverse Effect. There is no labor strike, slowdown or stoppage pending (or, to the best knowledge of Genesis, any labor strike, slowdown or stoppage threatened) against or affecting Genesis or any of its Subsidiaries.

  Section 3.16 Environmental Matters. (a) (i) Genesis and each of its Subsidiaries possess all Environmental Permits (as defined below) currently required under applicable Environmental Laws (as defined below) to conduct their business and are, and within the last five years, have been, in compliance with the terms and conditions of such Environmental Permits, except where such failures to possess or comply, individually or in the aggregate, would not have a Genesis Material Adverse Effect, nor has Genesis received written notice that any Environmental Permits possessed by Genesis or any of its Subsidiaries and material to their business will be revoked, suspended or will not be renewed;

  (ii) to Genesis's knowledge, all Environmental Permits necessary for the conduct of the business of Genesis and its Subsidiaries as currently conducted have been obtained except where the failure to have obtained such Environmental Permits would not, individually or in the aggregate, have a Genesis Material Adverse Effect;

  (iii) to Genesis's knowledge after due inquiry, the execution and delivery of this Agreement and the consummation by Genesis of the transactions contemplated hereby will not affect the validity or require the transfer of any Environmental Permits, and will not require any notification, registration, reporting, filing, investigation, or remediation under any Environmental Law;


                                    A-1-13

  (iv) Genesis and each of its Subsidiaries are currently in compliance, and within applicable statues of limitation, have complied, with all applicable Environmental Laws, except where such failures to comply, individually or in the aggregate, would not have a Genesis Material Adverse Effect;

  (v) except as would not have a Genesis Material Adverse Effect, (a) there is currently no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, notice or demand letter, or request for information pending or, to the best of Genesis's knowledge, threatened under any Environmental Law against Genesis or any of its Subsidiaries; and (b) neither Genesis nor any of its Subsidiaries has received written notice of actual or potential liability under any Environmental Law that has not been resolved, including, but not limited to, any liability that Genesis or its Subsidiaries may have retained or assumed either contractually or by operation of law;

  (vi) as of the date hereof, no property or facility currently, or to the best of Genesis's knowledge, formerly owned, operated or leased by Genesis or any of its present or former Subsidiaries, or by any respective predecessor in interest, is listed or proposed for listing on the National Priorities List or the Comprehensive Environmental Response, Compensation and Liability Information System, both promulgated under the United States Comprehensive Environmental Response, Compensation, and Liability Act, as amended ("CERCLA"), or on any comparable foreign or state list established under any Environmental Law;

  (vii) to the best of Genesis's knowledge, (a) there has been no disposal, spill, discharge or release of any Hazardous Material (as defined below) generated, used, owned, or stored by Genesis, any of its Subsidiaries or respective predecessors in interest, on, at, or under any property presently or formerly owned, leased or operated by Genesis, its Subsidiaries, or any predecessor in interest, except for such disposals, spills, discharges and releases that, individually or in the aggregate, would not have a Genesis Material Adverse Effect; and (b) there are no Hazardous Materials located in, at, on, or under such facility or property, or at any other location, in either case that could reasonably be expected to require investigation, removal, remedial or corrective action by Genesis or any of its Subsidiaries or that would reasonably likely result in material liabilities of or losses, damages or costs to Genesis or any of its Subsidiaries under any Environmental Law;

  (viii) except as would not have a Genesis Material Adverse Effect, (a) there has not been any underground or aboveground storage tank or other underground storage receptacle or related piping, or any impoundment or other disposal area in each case containing Hazardous Materials located on any facility or property currently owned, leased or operated by Genesis, any of its Subsidiaries or respective predecessors in interest, and (b) no asbestos or polychlorinated biphenyls have been used or disposed of, or have been located at, on, or under any such facility or property in violation of any applicable Environmental Law; and

  (ix) to the best of Genesis's knowledge after due inquiry, no lien has been recorded against any properties, assets or facilities currently owned, leased or operated by Genesis or any of its Subsidiaries under any Environmental Law.

  (b) Genesis has provided to Vitalink and its authorized representatives all records and files, including but not limited to, all assessments, reports, studies, analyses, tests and data available to Genesis and its Subsidiaries concerning the existence of Hazardous Materials or any other environmental concern at properties, assets or facilities currently or formerly owned, operated or leased by Genesis or any present or former Subsidiary or predecessor in interest, or concerning compliance by Genesis and its Subsidiaries with, or liability under, any Environmental Laws.

  (c) For purposes of this Section 3.16 and Section 4.18:

    (i) "Environmental Law" shall mean CERCLA, the Resource Conservation and Recovery Act of 1976, as amended, and any other applicable federal, state, local, or foreign statute, rule, regulation, order, judgment, directive, decree or common law as now or previously in effect and regulating, relating to, or imposing liability or standards of conduct concerning air emissions, water discharges, noise emissions, the release or threatened release or discharge of any Hazardous Material into the environment, the generation,

                                    A-1-14
  handling, treatment, storage, transport or disposal of any Hazardous Material, or otherwise concerning pollution or the protection of the outdoor or indoor environment, or human health or safety.

    (ii) "Environmental Permit" shall mean any permit, license, approval, consent or other authorization by a federal, state, local or foreign government or regulatory entity pursuant to any Environmental Law.

    (iii) "Hazardous Material" shall mean any pollutant, contaminant or hazardous, toxic, medical, biohazardous, infectious or dangerous waste, substance, constituent or material, defined or regulated as such in, or for purposes of, any Environmental Law, including, without limitation, any asbestos, any petroleum, oil (including crude oil or any fraction thereof), any radioactive substance, any polychlorinated biphenyls, any toxin, chemical, virus, infectious disease or disease-causing agent or pathogen, and any other substance that can give rise to liability under any Environmental Law.

  Section 3.17. Insurance. Genesis has insurance policies and fidelity bonds covering its and its Subsidiaries' assets, business, equipment, properties, operations, employees, officers and directors of the type and in amounts customarily carried by persons conducting business similar to that of Genesis and such Subsidiaries. All premiums due and payable under all such policies and bonds have been paid, and Genesis is otherwise in full compliance with the terms and conditions of all such policies and bonds, except where the failure to have made payment or to be in full compliance would not, singularly or in the aggregate with all such other failures, have a Genesis Material Adverse Effect. The reserves established by Genesis in respect of all matters as to which Genesis self-insures or carries retention and/or deductibles, including for workers' medical coverage and workers' compensation, are adequate and appropriate in light of Genesis's experience with respect thereto and Genesis is not aware of any facts or circumstances existing as of the date hereof that could reasonably be expected to cause such reserves to be inadequate or inappropriate.

  Section 3.18. Contracts and Commitments. None of Genesis or its Subsidiaries is in breach of or default under any contract to which it is a party, except for breaches or defaults that would not, individually or in the aggregate, either impair Genesis's ability to consummate the Merger and the other transactions contemplated hereby or have a Genesis Material Adverse Effect.

  Section 3.19. Finders or Brokers. Other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, neither Genesis nor any of its Subsidiaries has employed any investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby who might be entitled to a fee or any commission the receipt of which is conditioned upon consummation of the Merger or the amount of which is calculated with reference to the Closing Consideration.

  Section 3.20. Board Recommendation. The Board of Directors of Genesis has, by a unanimous vote at a meeting of such Board duly held on April 24, 1998, approved and adopted this Agreement, the Merger and the other transactions contemplated hereby, and prior to the date hereof has resolved to recommend that the holders of Genesis Common Stock approve and adopt this Agreement, the Merger and the other transactions contemplated hereby.

  Section 3.21. Fairness Opinion. Genesis has received the opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated to the effect that on the date hereof, the Closing Consideration is fair from a financial point of view to Genesis.

                                  ARTICLE IV

                  Representations and Warranties of Vitalink

  Subject to the disclosure schedule delivered by Vitalink (the "Vitalink Disclosure Statement"), the section numbers of which are numbered to correspond to the section numbers of this Agreement to which they relate, Vitalink represents and warrants to Genesis and Acquisition Corporation as follows:


                                    A-1-15

  Section 4.01. Organization, Etc. Vitalink is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Vitalink is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified or in good standing that would not, individually or in the aggregate, have a Vitalink Material Adverse Effect. "Vitalink Material Adverse Effect" means a material adverse effect on the business, results of operations, assets or condition (financial or otherwise) of Vitalink and its Subsidiaries taken as a whole, other than any change or effect arising out of or resulting from general economic conditions or conditions generally affecting, directly or indirectly, the institutional pharmacy services industry. Complete and correct copies of the organizational documents, as currently in effect, of Vitalink have been made available to Genesis.

  Section 4.02. Authority Relative to This Agreement. Vitalink has full corporate power and authority to execute and deliver this Agreement and to consummate the Merger and the other transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the Merger and the other transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Vitalink, and no other corporate proceedings on the part of Vitalink are necessary to authorize this Agreement or to consummate the Merger and the other transactions contemplated hereby (other than, with respect to the Merger, the approval of and adoption of this Agreement at the Special Meeting or any adjournment thereof by a majority of the outstanding shares of Vitalink Common Stock as required by the Delaware
Act). This Agreement has been duly and validly executed and delivered by Vitalink and, assuming the due authorization, execution and delivery hereof by each of Genesis and Acquisition Corporation, constitutes a valid and binding agreement of Vitalink, enforceable against Vitalink in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

  Section 4.03. No Violations, Etc. (a) No filing or registration with, or permit, authorization, consent or approval of, or notification or disclosure to, any Governmental Authority is required by Vitalink in connection with the execution and delivery of this Agreement or the consummation by Vitalink of the Merger and the other transactions contemplated hereby, except (i) in connection with the applicable requirements of the HSR Act, (ii) in connection with the provisions of the Securities Act and the Exchange Act, (iii) the filing of appropriate merger documents as required by the Delaware Act, (iv) such consents, approvals, orders, permits, authorizations, registrations, declarations and filings as may be required under the Blue Sky laws of various states and (v) as listed in Section 4.03 of the Vitalink Disclosure Statement, such filings, licenses, permits, authorizations as may be required to be made or obtained prior to the Effective Time.

  (b) Assuming that all filings, permits, authorization, consents, disclosures and approvals required prior to the Effective Time have been duly made or obtained as contemplated by Section 4.03(a), the execution and delivery of this Agreement and the consummation by Vitalink of the Merger and the other transactions contemplated hereby will not (i) subject to obtaining the approval of a majority of the outstanding shares of Vitalink Common Stock as required by the Delaware Act, violate any provision of the organizational documents of Vitalink or any of its Subsidiaries, (ii) violate any statute, rule, regulation, order or decree of any Governmental Authority by which Vitalink, any of its Subsidiaries or any of their properties are bound or
(iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, acceleration, redemption or repurchase) under, any of the terms, conditions or provisions of any (x) note, bond, mortgage, indenture or deed of trust relating to indebtedness for borrowed money or (y) license, lease, agreement or other instrument or obligation to which Vitalink or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be found, excluding from the foregoing clauses (ii) and (iii)(y) violations, breaches or defaults that, individually or in the aggregate, would not either impair Vitalink's ability to consummate the Merger or the other transactions contemplated hereby or have a Vitalink Material Adverse Effect.


                                    A-1-16

  Section 4.04. Capitalization. (a) The authorized capital stock of Vitalink consists of 80,000,000 shares of Vitalink Common Stock. As of April 15, 1998, there were 26,127,886 shares of Vitalink Common Stock outstanding, no shares of Vitalink Common Stock held in Vitalink's treasury and 1,552,095 shares of Vitalink Common Stock reserved for issuance upon the exercise of options theretofore granted pursuant to the Vitalink Plans and 22,950 shares of Vitalink Common Stock reserved for issuance upon the vesting of employee and director stock grants. All issued and outstanding shares of capital stock of Vitalink are duly authorized and validly issued, fully paid, nonassessable and free of preemptive rights with respect thereto. Section 4.04 of the Vitalink Disclosure Statement lists each Vitalink Plan and each outstanding option and stock grant as of April 15, 1998, the number of shares of Vitalink Common Stock to be received upon exercise thereof and the exercise price of each such option (the "Vitalink Common Stock Equivalents"). Except for the Vitalink Common Stock Equivalents, there are no options, warrants, calls, subscriptions, or other rights, agreements or commitments obligating Vitalink to issue, transfer or sell any shares of its capital stock or any other securities convertible into or evidencing the right to subscribe for any such shares. There are no outstanding stock appreciation rights with respect to the capital stock of Vitalink except for tandem stock appreciation rights according to the terms of the Vitalink Plans. Other than stock issued upon the exercise of stock options or the vesting of stock grants and pursuant to the Vitalink Common Stock Equivalents, there has not been any issuance of capital stock of Vitalink since September 30, 1997.

  (b) There are no obligations, contingent or otherwise, of Vitalink to (i) repurchase, redeem or otherwise acquire any shares of Vitalink Common Stock or
(ii) provide funds to, or make any investment in (in the form of a loan, capital contribution or otherwise), or provide any guarantee with respect to the obligations of, any other person. There are no agreements, arrangements or commitments of any character (contingent or otherwise) pursuant to which any person is or may be entitled to receive any payment based on the revenues or earnings, or calculated in accordance therewith, of Vitalink. There are no voting trusts, proxies or other agreements or understandings to which Vitalink is a party or by which Vitalink is bound with respect to the voting of any shares of capital stock of Vitalink.

  Section 4.05. SEC Filings. (a) Vitalink has timely filed with the SEC all required forms, reports, registration statements and documents required to be filed by it with the SEC on or since May 31, 1997 (collectively, the "Vitalink SEC Reports"), all of which complied as to form when filed in all material respects with the applicable provisions of the Securities Act or the Exchange Act, as the case may be. As of their respective dates, the Vitalink SEC Reports (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

  (b) Vitalink will deliver to Genesis as soon as they become available true and complete copies of any report or statement mailed by Vitalink to its securityholders generally or filed by it with the SEC, in each case subsequent to the date hereof and prior to the Effective Time. As of their respective dates, such reports and statements (excluding any information therein provided by Genesis, as to which Vitalink makes no representation) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading and will comply in all material respects with all applicable securities law requirements. The audited consolidated financial statements and unaudited consolidated interim financial statements of Vitalink and its Subsidiaries to be included or incorporated by reference in such reports and statements will be prepared in accordance with GAAP and will fairly present the consolidated financial position of Vitalink and its Subsidiaries as of the dates thereof and the consolidated results of operations and consolidated cash flow for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and to the extent they may not include footnotes or may be condensed or summary statements).

  Section 4.06. Financial Statements. The audited consolidated financial statements and unaudited consolidated interim financial statements of Vitalink and its Subsidiaries included or incorporated by reference in any of the Vitalink SEC Reports have been prepared in accordance with GAAP, and fairly present in all

                                    A-1-17
material respects the consolidated financial position of Vitalink and its Subsidiaries as of the dates thereof and the consolidated results of operations and consolidated cash flows for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and to the extent they may not include footnotes or may be condensed or summary statements), and such audited consolidated financial statements are accompanied by an unqualified opinion thereon by Vitalink's independent accountants. The Consolidated Balance Sheet as at May 31, 1997 of Vitalink and its Subsidiaries contained in such financial statements is hereinafter referred to as the "Vitalink Balance Sheet."

  Section 4.07. Absence of Undisclosed Liabilities. At May 31, 1997, none of Vitalink or its Subsidiaries has any liabilities of any nature, whether absolute, accrued, unmatured, contingent or otherwise, whether due or about to become due that are required to be recorded or reflected on a consolidated balance sheet of Vitalink under generally accepted accounting principles, or any unsatisfied judgments, except for (i) the liabilities recorded on the Vitalink Balance Sheet and/or reflected in the notes thereto, and (ii) liabilities disclosed in any Vitalink SEC Report filed since May 31, 1997 and prior to the date of this Agreement.

  Section 4.08. Absence of Changes or Events. Since February 28, 1998 and except as set forth in the Vitalink SEC Reports filed prior to the date hereof or as a direct or indirect result of changes in the Medicare or Medicaid reimbursement programs which are known or reasonably anticipated as of the date hereof: (a) there has been no Vitalink Material Adverse Effect and (b) neither Vitalink nor any of its Subsidiaries has, directly or indirectly:

    (a) other than under employee stock purchase plans, purchased or otherwise acquired, or agreed to purchase or otherwise acquire, any shares of capital stock of Vitalink or any of its Subsidiaries, or any options, warrants or other equity securities, debt securities or other indebtedness of Vitalink or any of its Subsidiaries, or declared, set aside or paid any dividend or otherwise made a distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock;

    (b) (i) excluding the rollover of amounts borrowed under the existing credit facility of Vitalink, created or incurred any indebtedness for borrowed money in excess of $10,000,000 in the aggregate; (ii) assumed, guaranteed, endorsed or otherwise as an accommodation become responsible for the obligations of any other individual, firm or corporation (other than any wholly owned Subsidiary of Vitalink), or made any loans or advances to any other individual, firm or corporation (other than loans among Vitalink and any of its wholly owned Subsidiaries) except in the ordinary course of business consistent with past practice; (iii) entered into any commitment or transaction material to Vitalink and its Subsidiaries taken as a whole; or (iv) incurred any liabilities, except for liabilities that, individually or in the aggregate, would not reasonably be expected to have a Vitalink Material Adverse Effect;

    (c) made any payment with respect to any option, warrant or other equity security, or any debt security or other indebtedness, of Vitalink or any of its Subsidiaries (other than regular, periodic payments of principal and/or interest required pursuant to the terms of the applicable security or instrument);

    (d) instituted any significant change in accounting methods, principles or practices affecting its assets, liabilities or business, except insofar as may be appropriate to conform to changes in law or GAAP;

    (e) suffered any damage, destruction or loss, whether covered by insurance or not, except for such that, individually or in the aggregate, would not have a Vitalink Material Adverse Effect;

    (f) since the date of the information contained in Vitalink's proxy statement dated November 5, 1997 and other than as contemplated or permitted in this Agreement, (i) increased in any manner the compensation of any of its directors or, except in the ordinary course of business consistent with past practice, officers or employees, except in each case as required under plans or arrangements existing at November 5, 1997; (ii) paid or agreed to pay any pension, retirement allowance or other employee benefit not required under agreements, plans or arrangements existing at November 5, 1997; (iii) granted any severance or termination pay to any person, or entered into any employment, consulting and severance agreement with any person providing for total compensation and severance payments in excess of $50,000, other than severance or termination payment reserved in the Vitalink Balance Sheet; or (iv) become

                                    A-1-18
  obligated under any new pension plan, welfare plan, multiemployer plan, employee benefit plan, benefit arrangement or similar plan or arrangement (including any bonus, incentive, deferred compensation, stock purchase, stock option, stock appreciation right, group insurance, severance pay, retirement or other benefit plan, contract, agreement or understanding) that was not in existence prior to the date hereof, or amended any such plan or arrangement in existence at or prior to the date hereof, in each case except as may be required by applicable law;

    (g) sold, transferred, pledged, mortgaged, or otherwise disposed of, or leased or licensed to or from any person, or encumbered, any material properties, real, personal or mixed, except in the ordinary course of business; and

    (h) agreed to do any of the things described in the preceding clauses (a) through (g).

  Section 4.09. Litigation. (a) There is no (i) claim, action, suit or proceeding pending or, to the best of Vitalink's knowledge, threatened against Vitalink or any of its Subsidiaries or their respective properties, assets or operations before any court or governmental or regulatory authority or body or arbitration tribunal or (ii) outstanding judgment, order, writ, injunction or decree of any court, governmental agency or arbitration tribunal in a proceeding to which Vitalink, any of its Subsidiaries or any of their respective assets was or is a party, except, in the case of clauses (i) and
(ii) above, such as would not, individually or in the aggregate, either impair Vitalink's ability to consummate the Merger or the other transactions contemplated hereby or have or reasonably be expected to have a Vitalink Material Adverse Effect.

  (b) Section 4.09(b) of the Vitalink Disclosure Statement lists all actions, suits or proceedings to which Vitalink or any of its Subsidiaries is a party as of the date hereof.

  Section 4.10. Subsidiaries and Investments. (a) Section 4.10(a) of the Vitalink Disclosure Statement contains a complete list as of the date hereof of each Subsidiary of Vitalink and sets forth with respect to each of Vitalink's Subsidiaries its name and jurisdiction of organization and, with respect to each Subsidiary of Vitalink that is not wholly owned, the number of issued and outstanding shares of capital stock or share capital and the number of shares of capital stock or share capital owned by Vitalink or a Subsidiary of Vitalink. Each Subsidiary of Vitalink is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each Subsidiary of Vitalink is duly qualified to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified or in good standing that, individually or in the aggregate, would not have a Vitalink Material Adverse Effect. All of the outstanding shares of capital stock or share capital of each Subsidiary of Vitalink are validly issued, fully paid and nonassessable, and those owned by Vitalink or by a Subsidiary of Vitalink are owned free and clear of any liens, claims or encumbrances. There are no options, warrants, calls, subscriptions or other rights, agreements or commitments obligating any of the Subsidiaries of Vitalink to issue, transfer or sell any shares of its capital stock or other securities convertible into or evidencing the right to subscribe for any such shares.

  (b) Section 4.10(b) of the Vitalink Disclosure Statement lists, as of the date hereof, each corporation, partnership, joint venture or other business, association or entity (other than its Subsidiaries) in which Vitalink or any of its Subsidiaries owns, directly or indirectly, an equity interest other than any ownership interest of less than 2% of the outstanding equity securities of any issuer whose securities are registered under the Exchange Act (the "Vitalink Investees"). To the best of Vitalink's knowledge, each such Vitalink Investee is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

  Section 4.11. Compliance with Laws. (a) None of Vitalink or its Subsidiaries has violated or failed to comply with any statute, law, ordinance, regulation, rule or order of any Governmental Authority (including, without limitation, the Medicare and Medicaid fraud and abuse provisions of the Social Security Act and the

                                    A-1-19

Civil Monetary Penalty Law of the Social Security Act, the applicable recordkeeping, inventory and other requirements and regulations of the FDA, the DEA and state pharmacy boards in jurisdictions in which Vitalink conducts business), or any judgment, decree or order of any court, applicable to its business or operations, except for any such violations or failures to comply that, individually or in the aggregate, have not had and would not reasonably be expected to have a Vitalink Material Adverse Effect.

  (b) Each of Vitalink and its Subsidiaries has such certificates, permits, licenses, franchises, consents, approvals, orders, authorizations and clearances from appropriate governmental agencies and bodies ("Vitalink Licenses") as are necessary to own, lease or operate its properties and to conduct its business in the manner described in the Vitalink SEC Reports and as presently conducted and all such Vitalink Licenses are valid and in full force and effect, except for any failures to have any such Vitalink License or any failures of any such Vitalink License to be valid and in full force and effect that, individually or in the aggregate, would not have a Vitalink Material Adverse Effect. Each of Vitalink and its Subsidiaries is, and within the period of all applicable statutes of limitation has been, in compliance with its obligations under such Vitalink Licenses and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of such Vitalink Licenses, except for any such failures to be in compliance with such obligations or any such revocations or terminations that, individually or in the aggregate, would not have a Vitalink Material Adverse Effect. Vitalink has no knowledge of any facts or circumstances that could reasonably be expected to result in an inability of Vitalink or any of its Subsidiaries to renew any Vitalink License. Except as set forth in Section
4.11 of the Vitalink Disclosure Statement, neither the execution and delivery by Vitalink of this Agreement nor the consummation of the Merger or any of the other transactions contemplated herein will result in any revocation or termination of any Vitalink License.

  Section 4.12. Institutional Pharmacy Business. (a) Section 4.12 of the Vitalink Disclosure Statement lists each Pharmacy utilized by Vitalink in connection with its pharmacy business and indicates (i) the location of such Pharmacy and (ii) whether such Pharmacy is owned or held pursuant to a leasehold interest. No other person or entity has any beneficial ownership or interest in or to any such Pharmacy nor does any other person or entity have any right or option to acquire any beneficial ownership or interest in or to any such Pharmacy.

  (b) Vitalink has not violated, and is not now in violation of, the Medicare and Medicaid fraud and abuse provisions of the Social Security Act, the Civil Monetary Penalties Law of the Social Security Act, or any other federal or state law, statute, rule or regulation relating to the business conducted by Vitalink and its Subsidiaries.

  (c) Vitalink is duly licensed to provide pharmacy services in all states in which it does business, and is also a participant in the Medicare program and the Medicaid programs of the states listed in Section 4.12 of the Vitalink Disclosure Statement. Vitalink is in compliance with all laws, rules and regulations affecting or in connection with the Pharmacies, Vitalink and their licenses with respect thereto and their participation in the Medicare and Medicaid programs.

  (d) Vitalink and each of its Subsidiaries have delivered or made available true and correct billing requests for reimbursement and underlying information to all governmental programs, including, but not limited to, the Medicare and Medicaid programs, in compliance with all rules, regulations, policies and procedures of such governmental programs and of the fiscal intermediaries of such programs. To the best of Vitalink's knowledge, all such billings were for goods actually provided, and at appropriate charges or costs, and Vitalink has appropriate documentation to support such billing requests.

  (e) Section 4.12 of the Vitalink Disclosure Statement lists all of the customers to which Vitalink and its Subsidiaries provide pharmacy services pursuant to oral or written contracts (the "Vitalink Pharmacy Contracts"). Except as set forth in Section 4.12 of the Vitalink Disclosure Statement, Vitalink has not received written notice nor has any senior management of Vitalink been informed that any Pharmacy Contract listed in Section 4.12 of the Vitalink Disclosure Statement will be terminated with or without cause.

                                    A-1-20

  Section 4.13. Intellectual Property Rights. To the best of Vitalink's knowledge, Vitalink and its Subsidiaries own or have the right to use all Vitalink Intellectual Property Rights (as defined below) necessary to the conduct of their respective businesses. There have been no written claims or assertions made by others that Vitalink or any of its Subsidiaries has infringed any material intellectual property rights of others by the sale of products or any other activity in the preceding five year period and, to the best of Vitalink's knowledge, there has been no such infringement by Vitalink or any of its Subsidiaries during this period except for such infringements that, individually or in the aggregate, would not have a Vitalink Material Adverse Effect. Vitalink has no knowledge of any infringement of Vitalink Intellectual Property Rights by others, except for such infringements that, individually or in the aggregate, would not have a Vitalink Material Adverse Effect. All issued patents, registered trademarks and service marks owned by Vitalink or its Subsidiaries are recorded on the public record in the name of Vitalink or its Subsidiaries.

  Section 4.13 of the Vitalink Disclosure Statement contains a list of all patents, trade names, registered and unregistered copyrights, trademarks and service marks and applications for the foregoing owned by Vitalink or its Subsidiaries. Except as set forth in Section 4.13 of the Vitalink Disclosure Statement, Vitalink and/or its Subsidiaries have clear and unencumbered title to the Vitalink Intellectual Property Rights set forth in such Section 4.13 and such title has not been challenged (pending or threatened) by others except for the encumbrances listed therein. True and complete copies of all material listed in Section 4.13 of the Vitalink Disclosure Statement have been delivered or made available to Genesis.

  "Vitalink Intellectual Property Rights" shall mean and include rights relating to Vitalink's or its Subsidiaries, patents, trademarks, service marks, trade names, copyrights, and all currently pending applications for any thereof, and any inventions, processes, trade secrets, know-how, confidentiality agreements, consulting agreements, software licenses or options to obtain rights or licenses and any documentation relating to the manufacture, marketing and maintenance of products.

  Section 4.14. Taxes. (a) Vitalink and each of its Subsidiaries have (i) filed all federal, state, local and foreign tax returns required to be filed by them prior to the date hereof (taking into account extensions), (ii) paid all taxes shown to be due on such returns and all taxes not required to be shown as due and payable on any tax return but which were otherwise due and payable, (iii) paid all taxes for which a notice of assessment or collection has been received (other than amounts being contested in good faith by appropriate proceedings and properly accrued), except in the case of clause
(i), (ii) or (iii) for any such filings or payments that, individually or in the aggregate, would not have a Vitalink Material Adverse Effect. Neither the IRS nor any other Governmental Authority has asserted in writing any claim for taxes or, to the best of Vitalink's knowledge, is threatening to assert any claims for taxes. Vitalink and its Subsidiaries have open years for federal, state, local and foreign income tax returns only as set forth in Section 4.14 of the Vitalink Disclosure Statement. Vitalink and each of its Subsidiaries have withheld or collected and paid over to the appropriate Governmental Authorities (or are properly holding for such payment) all taxes required by law to be withheld or collected. Neither Vitalink nor any of its Subsidiaries has made an election under Section 341(f) of the Code. There are no liens for taxes upon the assets of Vitalink or any of its Subsidiaries (other than liens for taxes that are not yet due or that are being contested in good faith by appropriate proceedings).

  Except as set forth on Section 4.14 of the Vitalink Disclosure Statement, neither Vitalink nor any of its Subsidiaries has any liability for the taxes of any person or entity other than that of Vitalink and its Subsidiaries under Reg. (S) 1.1502-6 (or any similar provision of state, local or foreign law, as a transferee or successor, by contract, or otherwise). Except as set forth on
Section 4.14 of the Vitalink Disclosure Statement, neither Vitalink nor its Subsidiaries is obligated to make any payments, or as a result of the transaction set forth herein, will become obligated to make any payments that will not be deductible by reason of Section 280G of the Code.

  (b) To the best of Vitalink's knowledge, Vitalink has not taken or failed to take any action, and there is no state of affairs with respect to the activities or operations of Vitalink, that would prevent the Merger from constituting a transaction qualifying as a tax-free reorganization under
Section 368(a) of the Code.


                                    A-1-21

  Section 4.15. Employee Benefit Plans; ERISA. (a) Vitalink has disclosed to Genesis all "employee pension benefit plans" as defined in Section 3(2) of ERISA covering employees (or former employees) employed in the United States, maintained or contributed to by Vitalink or any of its Subsidiaries or any of their ERISA Affiliates, or to which Vitalink or any of its Subsidiaries or any of their ERISA Affiliates contributes or is obligated to make payments thereunder or otherwise may have any liability ("Vitalink Pension Benefit Plans").

  (b) Vitalink has delivered or made available to Genesis true and complete copies of all "welfare benefit plans" (as defined in Section 3(1) of ERISA) covering employees (or former employees) employed in the United States, maintained or contributed to by Vitalink or any of its Subsidiaries ("Vitalink Welfare Plans"), all multiemployer plans (as defined in Section 3(37) of ERISA) covering employees (or former employees) employed in the United States to which Vitalink or any of its Subsidiaries or any of their ERISA Affiliates is required to make contributions or otherwise may have any liability, and, to the extent covering employees (or former employees) employed in the United States, all stock bonus, stock option, restricted stock, stock appreciation right, stock purchase, bonus, incentive, deferred compensation, severance and vacation plans maintained or contributed to by Vitalink or a Subsidiary of Vitalink.

  (c) Vitalink and each of its Subsidiaries, and each of the Vitalink Pension Benefit Plans and Vitalink Welfare Plans, are in compliance with the applicable provisions of ERISA and other applicable laws except where the failure to comply would not, singly or in the aggregate, reasonably be expected to have a Vitalink Material Adverse Effect.

  (d) All contributions to, and payments from, the Vitalink Pension Benefit Plans which are required to have been made in accordance with the Vitalink Pension Benefit Plans and, when applicable, Section 302 of ERISA or Section 412 of the Code have been timely made except where the failure to make such contributions or payments on a timely basis would not, singly or in the aggregate, reasonably be expected to have a Vitalink Material Adverse Effect.

  (e) The Vitalink Pension Benefit Plans intended to qualify under Section 401 of the Code have been determined by the IRS to be so qualified and nothing has occurred with respect to the operation of such Vitalink Pension Benefit Plans which would cause the loss of such qualification or exemption or the imposition of any material liability, penalty or tax under ERISA or the Code.

  (f) There are (i) no investigations pending, to the best knowledge of Vitalink, by any governmental entity involving the Vitalink Pension Benefit Plans or Vitalink Welfare Plans, (ii) no termination proceedings involving the Vitalink Pension Benefit Plans and (iii) no pending or, to the best of Vitalink's knowledge, threatened claims (other than routine claims for benefits), suits or proceedings against any Vitalink Pension Benefit Plan or Vitalink Welfare Plan, against the assets of any of the trusts under any Vitalink Pension Benefit Plan or Vitalink Welfare Plan or against any fiduciary of any Vitalink Pension Benefit or Vitalink Welfare Plan with respect to the operation of such plan or asserting any rights or claims to benefits under any Vitalink Pension Benefit Plan or against the assets of any trust under such plan, except for those which would not, singly or in the aggregate, give rise to any liability which would reasonably be expected to have a Vitalink Material Adverse Effect, nor, to the best of Vitalink's knowledge, are there any facts which would give rise to any liability except for those which would not, singly or in the aggregate, reasonably be expected to have a Vitalink Material Adverse Effect in the event of any such investigation, claim, suit or proceeding.

  (g) None of Vitalink, any of its Subsidiaries or any employee of the foregoing, nor any trustee, administrator, other fiduciary or any other "party in interest" or "disqualified person" with respect to the Vitalink Pension Benefit Plans or Vitalink Welfare Plans, has engaged in a "prohibited transaction" (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) which would be reasonably likely to result in a tax or penalty on Vitalink or any of its Subsidiaries under Section 4975 of the Code or
Section 502(i) of ERISA, except any such event which would not, singly or in the aggregate, reasonably be expected to have a Vitalink Material Adverse Effect.


                                    A-1-22

  (h) Neither the Vitalink Pension Benefit Plans subject to Title IV of ERISA nor any trust created thereunder has been terminated nor have there been any "reportable events" (as defined in Section 4043 of ERISA and the regulations thereunder) with respect to either thereof, except any such event which would not, singly or in the aggregate, reasonably be expected to have a Vitalink Material Adverse Effect, nor has there been any event with respect to any Vitalink Pension Benefit Plan requiring disclosure under Section 4063(a) of ERISA or any event with respect to any Vitalink Pension Benefit Plan requiring disclosure under Section 4041(c)(3)(C) of ERISA, except any such event which would not, singly or in the aggregate, reasonably be expected to have a Vitalink Material Adverse Effect.

  (i) Neither Vitalink nor any Subsidiary of Vitalink nor any ERISA Affiliate has incurred any currently outstanding liability to the Pension Benefit Guaranty Corporation (the "PBGC") or to a trustee appointed under Section 4042(b) or (c) of ERISA other than for the payment of premiums, all of which have been paid when due. No Vitalink Pension Benefit Plan has applied for, or received, a waiver of the minimum funding standards imposed by Section 412 of the Code. The information supplied to the actuary by Vitalink or any of its Subsidiaries for use in preparing the most recent actuarial report for the Vitalink Pension Benefit Plans is complete and accurate in all material respects.

  (j) Neither Vitalink, any of its Subsidiaries nor any of their ERISA Affiliates has any liability (including any contingent liability under Section 4204 of ERISA) with respect to any multiemployer plan, within the meaning of
Section 3(37) of ERISA, covering employees (or former employees) employed in the United States.

  (k) With respect to each of the Vitalink Pension Benefit Plans and Vitalink Welfare Plans, true, correct and complete copies of the following documents have been delivered or made available to Buyer: (i) the current plans and related trust documents, including amendments thereto, (ii) any current summary plan descriptions, (iii) the most recent Forms 5500, financial statements and actuarial reports, if applicable, and (iv) the most recent IRS determination letter, if applicable.

  (l) Neither Vitalink, any of its Subsidiaries, any organization to which Vitalink is a successor or parent corporation, within the meaning of Section 4069(b) of ERISA, nor any of their ERISA Affiliates has engaged in any transaction, within the meaning of Section 4069(a) of ERISA, except where the liability therefor would not, singly or in the aggregate, reasonably be expected to have a Vitalink Material Adverse Effect.

  (m) None of the Vitalink Welfare Plans maintained by Vitalink or any of its Subsidiaries are retiree life or retiree health insurance plans which provide for continuing benefits or coverage for any participant or any beneficiary of a participant following termination of employment, except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), or except at the expense of the participant or the participant's beneficiary. Vitalink and each of its Subsidiaries which maintain a "group health plan" within the meaning of Section 5000(b)(1) of the Code have complied with the notice and continuation requirements of Section 4980B of the Code, COBRA, Part 6 of Subtitle B of Title I of ERISA and the regulations thereunder except where the failure to comply would not, singly or in the aggregate, reasonably be expected to have a Vitalink Material Adverse Effect.

  (n) No liability under any Vitalink Pension Benefit Plan or Vitalink Welfare Plan has been funded nor has any such obligation been satisfied with the purchase of a contract from an insurance company as to which Vitalink or any of its Subsidiaries has received notice that such insurance company is in rehabilitation.

  (o) The execution of, and consummation of the transactions contemplated by, this Agreement will not, either alone or upon the occurrence of subsequent events, result in an increase in the amount of compensation or benefits or accelerate the vesting or timing of payment or funding of any benefits or compensation payable to or in respect of any employee or former employee of Vitalink or any of its Subsidiaries. Vitalink has disclosed to Buyer in
Section 4.15 of the Vitalink Disclosure Statement any severance agreements or severance policies of Vitalink or its Subsidiaries providing benefits in the event of a change of control of Vitalink.


                                    A-1-23

  (p) Vitalink has disclosed to Buyer in Section 4.15 of the Vitalink Disclosure Statement each of Vitalink's material Foreign Plans to the extent the benefits provided thereunder are not mandated by the laws of the applicable foreign jurisdiction. Vitalink and each of its Subsidiaries and each of such Foreign Plans are in compliance with applicable laws and all required contributions have been made to the Foreign Plans, except where the failure to comply or make contributions would not, singly or in the aggregate, reasonably be expected to have a Vitalink Material Adverse Effect.

  Section 4.16. Labor and Employment Matters. (a) Each of Vitalink and its Subsidiaries is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment, safety, wages and hours, and neither Vitalink nor any of its Subsidiaries is engaged in any unfair labor practice in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Vitalink Material Adverse Effect. There is no labor strike, slowdown or stoppage pending (or, to the best knowledge of Vitalink, any labor strike, slowdown or stoppage threatened) against or affecting Vitalink or any of its Subsidiaries. None of Vitalink or its Subsidiaries is a party to any union contract or collective bargaining agreement. To the best of Vitalink's knowledge, no union organizing activities with respect to any of its or its Subsidiaries' employees are occurring or threatened.

  (b) Except as disclosed on Section 4.16 of the Vitalink Disclosure Statement, neither Vitalink nor any of its Subsidiaries is a party to any employment, management services, consultation or other contract or agreement with any past or present officer, director or employee or, to the best of Vitalink's knowledge, any entity affiliated with any past or present officer, director or employee, other than the agreements executed by employees generally, the forms of which have been provided to Genesis.

  Section 4.17. No Change of Control Puts. Neither the execution and delivery by Vitalink of this Agreement nor the consummation of any of the transactions contemplated hereby gives rise to any obligation of Vitalink or any of its Subsidiaries to, or any right of any holder of any security of Vitalink or any of its Subsidiaries to, require Vitalink to purchase, offer to purchase, redeem or otherwise prepay or repay any such security, or deposit any funds to effect the same except as contemplated in Section 4.08.

  Section 4.18. Environmental Matters. (a) (i) Vitalink and each of its Subsidiaries possess all Environmental Permits currently required under applicable Environmental Laws to conduct their business and are, and within the period of applicable statutes of limitation, have been, in compliance with the terms and conditions of such Environmental Permits, except where such failures to possess or comply, individually or in the aggregate, would not have a Vitalink Material Adverse Effect, nor has Vitalink received written notice that any Environmental Permits possessed by Vitalink or any of its Subsidiaries and material to their business will be revoked, suspended or will not be renewed;

  (ii) to Vitalink's knowledge, all Environmental Permits necessary for the conduct of the business of Vitalink and its Subsidiaries as currently conducted have been obtained except where the failure to have obtained such Environmental Permits would not, individually or in the aggregate, have a Vitalink Material Adverse Effect;

  (iii) to Vitalink's knowledge after due inquiry, the execution and delivery of this Agreement and the consummation by Vitalink of the transactions contemplated hereby will not affect the validity or require the transfer of any Environmental Permits, and will not require any notification, registration, reporting, filing, investigation, or remediation under any Environmental Law;

  (iv) Vitalink and each of its Subsidiaries are currently in compliance, and within applicable statutes of limitations have complied, with all applicable Environmental Laws, except where such failures to comply, individually or in the aggregate, would not have a Vitalink Material Adverse Effect;

  (v) except as would not have or reasonably be expected to have a Vitalink Material Adverse Effect, (a) there is currently no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, notice or demand letter, or request for information pending or, to the best of Vitalink's knowledge,

                                    A-1-24
threatened under any Environmental Law against Vitalink or any of its Subsidiaries; and (b) neither Vitalink nor any of its Subsidiaries has received written notice of actual or potential liability under any Environmental Law that has not been resolved, including, but not limited to, any liability that Vitalink or its Subsidiaries may have retained or assumed either contractually or by operation of law;

  (vi) as of the date hereof, no property or facility currently or to the best of Vitalink's knowledge, formerly owned, operated or leased by Vitalink or any of its present or former subsidiaries, or by any respective predecessor in interest, is listed or proposed for listing on the National Priorities List or the Comprehensive Environmental Response, Compensation and Liability Information System, both promulgated under CERCLA or on any comparable foreign or state list established under any Environmental Law;

  (vii) to the best of Vitalink's knowledge, (a) there has been no disposal, spill, discharge or release of any Hazardous Material generated, used, owned, or stored by Vitalink, any of its Subsidiaries or respective predecessors in interest, on, at, or under any property presently or formerly owned, leased or operated by Vitalink, its Subsidiaries or any predecessor in interest, except for such disposals, spills, discharges and releases that, individually or in the aggregate, would not have a Vitalink Material Adverse Effect; and (b) there are no Hazardous Materials located in, at, on, or under such facility or property, or at any other location, in either case that could reasonably be expected to require investigation, removal, remedial or corrective action by Vitalink or any of its Subsidiaries or that would reasonably likely result in material liabilities of or losses, damages or costs to Vitalink or any of its Subsidiaries under any Environmental Law;

  (viii) except as would not have a Vitalink Material Adverse Effect, (a) there has not been any underground or aboveground storage tank or other underground storage receptacle or related piping, or any impoundment or other disposal area in each case containing Hazardous Materials located on any facility or property currently owned, leased or operated by Vitalink, any of its Subsidiaries or respective predecessors in interest, and (b) no asbestos or polychlorinated biphenyls have been used or disposed of, or have been located at, on, or under any such facility or property in violation of any applicable Environmental Law; and

  (ix) to the best of Vitalink's knowledge after due inquiry, no lien has been recorded against any properties, assets or facilities currently owned, leased or operated by Vitalink or any of its Subsidiaries under any Environmental Law.

  (b) Vitalink has provided to Genesis and its authorized representatives all records and files, including but not limited to, all assessments, reports, studies, analyses, tests and data available to Vitalink and its Subsidiaries concerning the existence of Hazardous Materials or any other environmental concern at properties, assets or facilities currently or formerly owned, operated, or leased by Vitalink or any present or former Subsidiary or predecessor in interest, or concerning compliance by Vitalink and its Subsidiaries with, or liability under, any Environmental Laws.

  Section 4.19. Insurance. Vitalink has insurance policies and fidelity bonds covering its and its Subsidiaries' assets, business, equipment, properties, operations, employees, officers and directors of the type and in amounts customarily carried by persons conducting business similar to that of Vitalink and such Subsidiaries. All premiums due and payable under all such policies and bonds have been paid, and Vitalink is otherwise in full compliance with the terms and conditions of all such policies and bonds, except where the failure to have made payment or to be in full compliance would not, singularly or in the aggregate with all such other failures, have a Vitalink Material Adverse Effect. The reserves established by Vitalink in respect of all matters as to which Vitalink self-insures or carries retention and/or deductibles, including for workers' medical coverage and workers' compensation, are adequate and appropriate in light of Vitalink's experience with respect thereto and Vitalink is not aware of any facts or circumstances existing as of the date hereof that could reasonably be expected to cause such reserves to be inadequate or inappropriate. Section 4.19 of the Vitalink Disclosure Statement sets forth a true and complete list of all insurance policies, including retention and/or deductible programs, and fidelity bonds of Vitalink.


                                    A-1-25

  Section 4.20. Leases. Neither Vitalink nor any of its Subsidiaries owns any real property. There have been delivered or made available to Vitalink true and complete copies of each lease requiring the payment of rentals aggregating, or pursuant to which the annual rentals are reasonably expected to be, at least $100,000 per annum pursuant to which real property is held under lease by Vitalink or any of its Subsidiaries, and true and complete copies of each lease pursuant to which Vitalink or any of its Subsidiaries leases real property to others. Section 4.20 of the Vitalink Disclosure Statement sets forth a true and complete list of all such leases. All of the leases of Vitalink or its Subsidiaries, whether or not listed on Section 4.20 of the Vitalink Disclosure Statement, are valid and subsisting and in full force and effect with respect to Vitalink and its Subsidiaries, as the case may be, and, to Vitalink's knowledge, with respect to any other party thereto except any such failures to be in full force and effect as would not be reasonably expected to have a Vitalink Material Adverse Effect. Neither Vitalink nor any of its Subsidiaries nor, to the best of Vitalink's knowledge, any landlord is in default of its obligations under any lease to which Vitalink is bound and, to the best of Vitalink's knowledge, there are no conditions which, given notice and the passage of time, could constitute a default under such lease, except for any defaults which would not reasonably be expected to have a Vitalink Material Adverse Effect. Vitalink or its Subsidiaries, as the case may be, have valid leasehold interests in all properties leased thereunder free and clear of all liens created by, through or under Vitalink or its Subsidiaries other than Vitalink Permitted Encumbrances. The leased real properties are in good operating order and condition.

  Section 4.21. Contracts and Commitments. (a) As of the date hereof, none of Vitalink or any of its Subsidiaries is a party to any existing contract, obligation or commitment of any type in any of the following categories except as set forth in Section 4.21 of the Vitalink Disclosure Statement (true and complete copies of such contracts have been delivered to or made available to Genesis):

    (i) contracts that provide for annual payments by Vitalink aggregating in excess of $250,000;

    (ii) any contract under which Vitalink or any Subsidiary has, except by way of endorsement of negotiable instruments for collection in the ordinary course of business and consistent with past practice, become absolutely or contingently or otherwise liable for (x) the performance under a contract of any other person, firm or corporation or (y) the whole or any part of the indebtedness or liabilities of any other person, firm or corporation;

    (iii) any contract with any director, officer or more than 5% stockholder of Vitalink other than in such person's capacity as a director or officer of Vitalink or any contract with any entity in which, to the best of Vitalink's knowledge, any director, officer or more than 5% stockholder or any family member of any director, officer or stockholder has a material economic interest;

    (iv) any contract that limits or restricts in any material respect where Vitalink or any of its Subsidiaries may conduct its or their business or the type or line of business that Vitalink or any of its Subsidiaries may engage in; and

    (v) any material contract containing any agreement with respect to any change of control.

  (b) All of the contracts listed in Section 4.21 of the Vitalink Disclosure Statement are in full force and effect, except for those contracts the ineffectiveness of which would not reasonably be expected to have a Vitalink Material Adverse Effect. None of Vitalink or its Subsidiaries is in breach of or default under any contract to which it is a party, except for breaches or defaults that would not, individually or in the aggregate, either impair Vitalink's ability to consummate the Merger or the other transactions contemplated hereby or have a Vitalink Material Adverse Effect.

  Section 4.22. Finders or Brokers. Other than SBC Warburg Dillon Read Inc., neither Vitalink nor any of its Subsidiaries has employed any investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby who might be entitled to a fee or any commission the receipt of which is conditioned upon consummation of the Merger or the amount of which is calculated with reference to the Closing Consideration.


                                    A-1-26

  Section 4.23. Fairness Opinion. Vitalink has received the opinion of SBC Warburg Dillon Read Inc. to the effect that as of the date hereof, the Closing Consideration is fair to Vitalink's stockholders.

  Section 4.24. Board Recommendation. The Board of Directors of Vitalink has, by a unanimous vote at a meeting of such Board duly held on April 23, 1998, approved and adopted this Agreement, the Merger and the other transactions contemplated hereby, and determined that the Agreement, the Merger and the other transactions contemplated hereby, taken together, are in the best interest of the stockholders of Vitalink, and prior to the date hereof has resolved to recommend that the holders of Vitalink Common Stock approve and adopt this Agreement, the Merger and the other transactions contemplated hereby.

  Section 4.25. State Antitakeover Statutes. Vitalink has granted all approvals and taken all other steps necessary to exempt the Voting Agreement, the Merger and the other transactions contemplated hereby from the requirements and provisions of Section 203 of the Delaware Act and any other state antitakeover statute or regulation to the extent applicable such that none of the provisions of such "business combination," "moratorium," "control share," or other state antitakeover statute or regulation (x) prohibits or restricts Vitalink's ability to perform its obligations under this Agreement or its ability to consummate the merger and the other transactions contemplated hereby, (y) would have the effect of invalidating or voiding this Agreement or any provisions hereof, or (z) would subject Genesis to any material impediment or condition in connection with the exercise of any of their respective rights under this Agreement.

  Section 4.26. Banks. There is set forth in Section 4.26 of the Vitalink Disclosure Statement a true and complete list showing the account numbers and names of each bank in which any of the Subsidiaries has an account or safe deposit box and the names of all authorized signatories with respect thereto.

                                   ARTICLE V

                                   Covenants

  Subject to the Vitalink Disclosure Statement and the Genesis Disclosure Statement, the section numbers of which are numbered to correspond to the sections of this Agreement to which they relate, each of Vitalink and its Subsidiaries and Genesis and its Subsidiaries covenants as follows:

  Section 5.01. Conduct of Business of Vitalink and Genesis. Except as contemplated by this Agreement or as expressly agreed to in writing by Vitalink or Genesis, as the case may be, during the period from the date of this Agreement to the Effective Time, each of Vitalink and its Subsidiaries and each of Genesis and its Subsidiaries will conduct its operations as set forth below.

  (a) Each of Vitalink and its Subsidiaries will conduct its operations according to its ordinary and usual course of business consistent with past practice, and will use all commercially reasonable efforts to preserve intact its business organization, to keep available the services of its officers and employees and to maintain satisfactory relationships with suppliers, vendors, contractors, customers and others having significant business relationships with it and will take no action that would adversely affect its ability to consummate the Merger or the other transactions contemplated hereby. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, prior to the Effective Time, neither Vitalink nor any of its Subsidiaries will do or agree to do any of the following, without the prior written consent of Genesis:

    (i) amend its organizational documents;

    (ii) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock including but not limited to the Financial Condition Fee (as defined) of $30,000,000 (to the extent such amount is payable pursuant to
  Section 5.13), or, except pursuant to agreements in effect on the date of execution of this Agreement, purchase, prepay, redeem or otherwise acquire any shares of its own capital stock or any of its Rights or any indebtedness or debt security;

                                    A-1-27

    (iii) consolidate or merge with or into any person or sell or transfer any capital stock or sell or transfer 5% or more of its assets to another person;

    (iv) enter into, or permit any of its Subsidiaries to enter into, any material agreement or arrangement with any of their respective affiliates (other than wholly owned Subsidiaries) on terms less favorable to such party than could reasonably be expected to have been obtained with an unaffiliated third party on an arm's length basis;

    (v) authorize, recommend, propose or announce an intention to authorize, recommend or propose, or enter into any agreement in principle or an agreement with any other person with respect to any plan of liquidation or dissolution;

    (vi) except in the ordinary course of business consistent with past practice, enter into a material contract or any amendment or modification of any material contract or release or relinquish any material contract rights and even in the ordinary course, enter into a supply or vendor agreement, which agreement requires annual payments in excess of $250,000, which is not terminable by Vitalink upon 30 days' or less notice;
    (vii) authorize or commit to make capital expenditures in excess of $3,000,000 per calendar quarter;

    (viii) permit any material insurance policy naming it as a beneficiary or a loss payee to be cancelled, terminated or materially altered;

    (ix) maintain its books and records in a manner not in the ordinary course of business consistent with past practice;

    (x) institute any significant change in accounting methods, principles or practices affecting its assets, liabilities or business except insofar as may be appropriate to conform to changes in law or GAAP;

    (xi) revalue any of its respective assets, including without limitation, writing down the value of inventory or writing off notes or accounts receivables, in each case, except in the ordinary course of business consistent with past practice and except insofar as may be appropriate to conform to changes in law or GAAP;

    (xii) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise), other than as required by law or in the ordinary course of business consistent with past practice;

    (xiii) take any action that is likely to (i) have a material adverse effect on the ability of Vitalink or Genesis, as the case may be, to consummate the transactions contemplated by this Agreement or (ii) delay materially the consummation of the transactions contemplated by this Agreement;

    (xiv) authorize for issuance, issue, sell, deliver, grant any options, warrants, calls, subscriptions or other rights (the "Rights") for, or otherwise agree or commit to issue, sell or deliver any shares of any class of its capital stock or the capital stock of any of its Subsidiaries or any securities convertible into or exchangeable or exercisable for shares of any class of its capital stock or the capital stock of any of its Subsidiaries other than pursuant to and in accordance with and subject to the terms of outstanding Vitalink Common Stock Equivalents or pursuant to agreements in existence as of the date hereof;

    (xv) (A) create or incur indebtedness for borrowed money other than indebtedness incurred under existing working capital facilities of Vitalink to fund working capital but in no event in excess of $10,000,000 in the aggregate at any one time outstanding, (B) assume, guarantee, endorse or otherwise become liable or responsible for the obligations of any other individual, firm or corporation or make any loans or advances, except for indebtedness incurred in the ordinary course of business consistent with past practice, (C) enter into any commitment or transaction material to Vitalink and its Subsidiaries, taken as a whole, other than in the ordinary course of business consistent with past practice, or (D) incur any liabilities, except for liabilities that, individually or in the aggregate, would not have a Vitalink Material Adverse Effect;

    (xvi) except as set forth on Section 5.01 of the Vitalink Disclosure Statement, (A) increase in any manner the compensation of any directors or, except in the ordinary course of business consistent with past practice, its officers or other employees; (B) pay or agree to pay any pension, retirement allowance or other

                                    A-1-28
  employee benefit, or enter into any contract, agreement or understanding with any of its or its Subsidiaries' past or present employees relating to any such pension, retirement allowance or other employee benefit, except (as to other than directors or officers) in the ordinary course of business consistent with past practice or except as required under agreements, plans or arrangements existing as of the date hereof; (C) grant any severance or termination pay to, or enter into or amend any severance agreement with, any person, except as required under agreements existing as of the date hereof; (D) enter into or amend any contract, agreement or understanding with any past or present officers or directors or, except in the ordinary course of business consistent with past practice, with past or present other employees; and (E) except as may be required to comply with applicable law, become obligated under any new pension plan, welfare plan, multiemployer plan, employee benefit plan, benefit arrangement, or similar plan or arrangement that was not in existence prior to the date hereof, including any bonus, incentive, deferred compensation, stock purchase, stock option, stock appreciation right, group insurance, severance pay, retirement or other benefit plan, or amend any such plans, contracts, agreements or understandings in existence prior to the date hereof, except for the renewal of existing bonus or incentive plans in the ordinary course of business;

    (xvii) sell, transfer, pledge, mortgage, or otherwise dispose of, or lease or license to or from any person, or encumber, any material real or personal properties, except in the ordinary course of business;

    (xviii) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership, other business organization or any division thereof, other than acquisitions of assets in the ordinary course of business consistent with past practice; or

    (xix) grant or acquire any material licenses to use any Intellectual Property Rights; and

    (b) Prior to the Effective Time, neither Genesis nor any of its Subsidiaries will do or agree to do any of the following without the prior written consent of Vitalink:

      (i) amend its organizational documents;

      (ii) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or, except pursuant to agreements in effect on the date of execution of this Agreement, purchase, prepay, redeem or otherwise acquire any shares of its own capital stock or any of its rights or any indebtedness or debt security;

      (iii) authorize, recommend, propose or announce an intention to authorize, recommend or propose, or enter into any agreement in principle or an agreement with any other person with respect to any plan of liquidation or dissolution;

      (iv) maintain its books and records in a manner not in the ordinary course of business consistent with past practice;

      (v) institute any significant change in accounting methods, principles or practices affecting its assets, liabilities or business except insofar as may be appropriate to conform to change in law or GAAP;

      (vi) revalue any of its respective assets, including without limitation, writing down the value of inventory or writing off notes or accounts receivables, in each case, except in the ordinary course of business consistent with past practice and except insofar as may be appropriate to conform to changes in law or GAAP;

      (vii) take any action that is likely to (i) have a material adverse effect on the ability of Vitalink or Genesis, as the case may be, to consummate the transactions contemplated by this Agreement or (ii) delay materially the consummation of the transactions contemplated by this Agreement;

      (viii) except as otherwise agreed to between the parties, take any action to sell, transfer or otherwise dispose of, or enter into any agreement to sell, transfer or otherwise dispose of, any institutional pharmacy of Vitalink; or

      (ix) other than debt incurred in order to fund the Closing
    Consideration hereunder, enter into any Credit Impairing Transaction. For purposes of this Agreement, "Credit Impairing Transaction" shall mean any transaction that results, directly or indirectly, in (A) any breach or violation of any financial

                                    A-1-29
    covenants contained in Genesis's Third Amended and Restated Credit Agreement dated as of October 9, 1997, as in effect on the date hereof or (B) any downgrade in the rating of any debt instrument issued by Genesis or any of its Subsidiaries by a nationally recognized statistical rating organization or (C) an event of default under any agreement governing any debt instrument with outstanding principal amount in excess of $30,000,000 issued by Genesis or any of its Subsidiaries.

  Section 5.02. No Solicitation. (a) Each of Vitalink and its Subsidiaries agrees that it shall not, and shall use its best efforts to cause its and its Subsidiaries' respective directors, officers, employees, investment bankers, attorneys and other agents and representatives not to, directly or indirectly,
(x) solicit, initiate, or knowingly facilitate or encourage (including by way of furnishing or disclosing information) any inquiries or the making of any offer or proposal by any corporation, partnership, trust, person or other entity or group (a "Third Party") with respect to, or that could reasonably be expected to lead to, any merger, consolidation, share exchange, business combination, tender or exchange offer or other similar transaction regarding it or any of its Subsidiaries and involving the acquisition of all or substantially all of the assets of it and any of its Subsidiaries, taken as a whole, or a significant equity interest in (including by way of tender offer), or a recapitalization or restructuring of, it or any of its Subsidiaries (any of the foregoing being an "Acquisition Transaction") or (y) negotiate, explore or otherwise communicate in any way with any Third Party with respect to any Acquisition Transaction or enter into, approve or recommend any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by this Agreement; provided, however, that Vitalink may, in response to a Superior Proposal (as defined below) which was not solicited after the date hereof, furnish information to, or engage in discussions and negotiations with, such Third Party, but only if (A) its Board of Directors, having received (x) the advice of outside legal counsel that failure to take such action would be inconsistent with its fiduciary duties to its stockholders under applicable law and (y) the fairness opinion of a financial advisor of nationally recognized reputation that the party making such proposal is financially capable and that such Superior Proposal would yield a higher value to its stockholders than the Merger, reasonably determines in good faith that taking such action is reasonably likely to lead to an Acquisition Transaction that is more favorable to it and its stockholders than the Merger and that failing to take such action would be inconsistent with the directors' fiduciary duties under applicable law, and (B) prior to furnishing or disclosing any non-public information to, or entering into discussions or negotiations with, such Third Party, it receives from such Third Party an executed confidentiality agreement with terms no less favorable in the aggregate to it than those contained in the Confidentiality Agreement, but which confidentiality agreement shall not provide for any exclusive right to negotiate with Vitalink or any payments by Vitalink. Nothing in this Section 5.02 shall prohibit the Board of Directors of Vitalink from complying with Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer. As used herein, "Superior Proposal" means a bona fide, written offer made by a financially responsible Third Party with respect to an Acquisition Transaction.

  (b) Vitalink shall (w) no later than the end of the next business day notify Genesis in writing of receipt of any inquiries, proposals or offers with respect to an Acquisition Transaction or any request for nonpublic information relating to it in connection with an Acquisition Transaction or for access to its or any of its Subsidiaries' properties, books or records by any Third Party that informs its Board of Directors that such Third Party is considering making, or has made, a proposal or offer with respect to an Acquisition Transaction, (x) in such written notice, indicate in reasonable detail the identity of such Third Party (including the name of such Third Party) and the terms and conditions of such proposal or offer, (y) immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing, and take the necessary steps to inform such individuals or entities of the obligations undertaken in this Section 5.02, and (z) promptly notify Genesis of any determination by its Board of Directors to furnish information or engage in discussions or negotiations with any Third Party.

  Section 5.03. Access to Information. Subject to the terms of the Confidentiality Agreement, dated October 28, 1997 (the "Confidentiality Agreement"), between Vitalink and Genesis, from the date hereof until the Effective Time, each party will give the other party and its authorized representatives (including counsel,

                                    A-1-30
consultants, accountants, auditors and agents) reasonable access during normal business hours to all facilities and to all books and records of it and its Subsidiaries and will cause its officers and those of its Subsidiaries to furnish the other party with such reasonable financial and operating data and other information with respect to its business and properties as the other party may from time to time reasonably request, in each case, in a manner that does not unduly interfere with the normal operations of its business.

  Section 5.04. Registration Statement and Proxy Statement. (a) Vitalink and Genesis shall jointly prepare and file with the SEC as soon as is reasonably practicable after the date hereof the Joint Proxy Statement and Genesis shall prepare and file with the SEC as soon as is reasonably practicable after the date hereof the Registration Statement in connection with the registration under the Securities Act of the shares of Preferred Stock to be issued at the Effective Time (the "Registration Statement"), in which the Joint Proxy Statement shall be included (the "Joint Proxy Statement/Prospectus"); provided that at either party's election, the Joint Proxy Statement/Prospectus shall be filed as confidential proxy material and the filing of the Registration Statement shall be made at such later date prior to the clearance by the SEC of the Joint Proxy Statement/Prospectus as the parties jointly shall determine. The respective parties will cause the Joint Proxy Statement/Prospectus and the Registration Statement to comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act. Genesis shall use its commercially reasonable efforts, and Vitalink will cooperate with Genesis, to have the Registration Statement declared effective by the SEC as promptly as practicable after the filing thereof (including, without limitation, responding to any comments received from the SEC with respect thereto) and to keep the Registration Statement effective as long as is necessary to consummate the Merger. Each of Vitalink and Genesis shall, as promptly as practicable, provide to the other copies of any written comments received from the SEC with respect to the Joint Proxy Statement/Prospectus or the Registration Statement and advise the other of any oral comments with respect to the Joint Proxy Statement/Prospectus or the Registration Statement received from the SEC. Genesis shall use its commercially reasonable efforts to obtain, prior to the effective date of the Registration Statement, all necessary state securities law or Blue Sky permits or approvals required to carry out the transactions contemplated by this Agreement and will pay all expenses incident thereto.

  (b) Each party agrees that none of the information supplied or to be supplied by it for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus (i) in the case of the Joint Proxy Statement/Prospectus and each amendment or supplement thereto, at the time of mailing thereof and at the time of the stockholders meetings contemplated by Section 1.05, or (ii) in the case of the Registration Statement and each amendment or supplement thereto, at the time it is filed or become effective and at the Effective Time, will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the Effective Time an event with respect to Vitalink or its Subsidiaries or Genesis or its Subsidiaries, as the case may be, shall occur that is required to be described in the Joint Proxy Statement/Prospectus or the Registration Statement, such event shall be so described, and an amendment or supplement shall be promptly filed with the SEC and, as required by law, disseminated to the stockholders of Vitalink and Genesis. No amendment or supplement to the Joint Proxy Statement/Prospectus will be made by Vitalink or Genesis without the approval of the other party. Genesis will advise the other party, promptly after it receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, the issuance of any stop order, or the suspension of the qualification of the Preferred Stock issuable in connection with the Merger for offering or sale in any jurisdiction or any request by the SEC for amendment of the Joint Proxy Statement/Prospectus or the Registration Statement or comments thereon and responses thereto or requests by the SEC for additional information.

  Section 5.05. Other Actions; Filings; Consents. Subject to the terms and conditions herein provided, Vitalink and Genesis shall (i) use their commercially reasonable efforts to take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or appropriate under applicable laws and regulations or required to be taken by any Governmental Authority to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable, (ii) use their commercially reasonable

                                    A-1-31
efforts to make, as promptly as practicable, all necessary filings, and thereafter make any other required submissions with respect to this Agreement and the Merger required under (A) the Securities Act, the Exchange Act and any other applicable federal or state securities laws or regulations, (B) the HSR Act and any related governmental request thereunder and (C) any other applicable federal, state, local or foreign statute, law, rule or regulation,
(iii) use their commercially reasonable efforts to obtain from any Governmental Authorities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Vitalink or Genesis or any of their respective Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, (iv) use their commercially reasonable efforts to resolve any objections as may be asserted by any Governmental Authority with respect to the Merger and the transactions contemplated hereby under any antitrust or trade or regulatory laws or regulations of any Governmental Authority, (v) furnish the other with copies of all correspondence, filings and communications between them and their affiliates and their respective representatives, on the one hand, and any Governmental Authority or member of their respective staffs, on the other hand, with respect to this Agreement and the transactions contemplated hereby,
(vi) furnish the other with such necessary information and reasonable assistance as the other may reasonably request in connection with their preparation of necessary filings, registrations or submissions of information to any Governmental Authority and (vii) use their commercially reasonable efforts to lift, remove or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby and to defend vigorously any litigation seeking to enjoin, prevent or delay the consummation of the Merger or the transactions contemplated hereby or seeking material changes.

  Section 5.06. Public Announcements. The initial press release relating to the Merger and the other transactions contemplated by this Agreement shall be in a form agreed to by Vitalink and Genesis. Thereafter, Vitalink and Genesis will, subject to their respective legal obligations (including requirements of the New York Stock Exchange and other similar regulatory bodies), consult with each other, and agree upon the text of any press release, before issuing any such press release or otherwise making public statements with respect to the transactions contemplated hereby and in making any filings with any Governmental Authority or with any national securities exchange with respect thereto.

  Section 5.07. Notification of Certain Matters. Each party shall cause one or more of its representatives to confer on a regular and frequent basis with representatives of the other and to report on the general status of its ongoing operations. Each party shall give prompt notice to the other parties of (i) any written notice or other communication from any Third Party alleging that the consent of such Third Party is or may be required in connection with the Merger or other transactions contemplated hereby, (ii) its receipt of written notice of any governmental complaints, investigations or hearings or any litigation, in each case, that in its good faith judgment is likely to impair its ability to consummate the transactions contemplated hereby or to have a Vitalink Material Adverse Effect or a Genesis Material Adverse Effect, as the case may be, (iii) any change or event that in its good faith judgment is likely to impair its ability to consummate the transactions contemplated hereby or to have a Vitalink Material Adverse Effect or Genesis Material Adverse Effect, as the case may be, or (iv) the occurrence or existence of any event that would, or could with the passage of time or otherwise, make any representation or warranty contained herein untrue.

  Section 5.08. Expenses. Except as set forth in Section 10.04, Vitalink and Genesis shall bear their respective expenses incurred in connection with the Agreement, the Merger and the transactions contemplated hereby, including, without limitation, the preparation, execution and performance of this Agreement and the transactions contemplated hereby and all fees and expenses of investment bankers, finders, brokers, agents, representatives, counsel and accountants, except that expenses incurred in printing, mailing and filing (including without limitation, SEC filing fees and stock exchange listing application fees) the Joint Proxy Statement/Prospectus and Registration Statement shall be paid equally by Genesis and Vitalink.

  Section 5.09. Affiliates. Section 5.09 of the Vitalink Disclosure Statement lists all persons who may currently be deemed to be "affiliates" of Vitalink for purposes of Rule 145 under the Securities Act

                                    A-1-32

("Affiliates"), and Vitalink shall advise Genesis in writing of any person who becomes an Affiliate after the date hereof and prior to the Effective Time, and shall use its commercially reasonable efforts to cause each such person to deliver to Genesis, at or prior to the Effective Time, a written agreement substantially in the form of Exhibit C hereto.

  Section 5.10. Employee Benefit Matters. (a) Genesis hereby agrees to honor and perform all obligations of Vitalink in existence at the time of the Merger under all employee benefit plans, employment agreements and all other agreements with any employee of Vitalink which relate to employment, compensation or benefits. Genesis shall provide the employees of Vitalink and its Subsidiaries who are employees immediately after the Effective Time with compensation and employee benefits substantially equivalent to the compensation and employee benefits offered to employees of Genesis in similar positions.

  (b) After the Effective Time, Genesis shall grant all of the employees of Vitalink and its Subsidiaries credit for all service with Vitalink or its Subsidiaries prior to the Effective Time for all purposes for which such service was recognized by Vitalink, and Genesis shall waive any pre-existing condition exclusions and actively-at-work requirements and provide that any expenses incurred on or before the Effective Time by an employee of Vitalink or its Subsidiaries or such employee's covered dependents shall be taken into account for purposes of satisfying applicable deductible, coinsurance and maximum out-of-pocket provisions.

  (c) Genesis hereby agrees to provide employees of Vitalink or its Subsidiaries who are voluntarily or involuntarily terminated within the specified period after the Effective Time with a severence/retention incentive plan, the terms and conditions of which plan are set forth in Section 4.08 of the Vitalink Disclosure Statement.

  Section 5.11. Plan of Reorganization. This Agreement is intended to constitute a "plan of reorganization" within the meaning of Section 1.368-2(g) of the income tax regulations promulgated under the Code. From and after the date hereof and until the Effective Time, each party hereto shall use its commercially reasonable efforts to cause the Merger to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code and will not knowingly take any actions or cause any actions to be taken that (i) could prevent the Merger from qualifying as a tax-free reorganization within the meaning of Section 368(a) of the Code or (ii) could prevent Vitalink's stockholders from receiving tax-free treatment on their exchange of shares.

  Section 5.12. Indemnification of Directors, Officers, etc. (a) Genesis and the Surviving Corporation shall indemnify, defend and hold harmless the present and former directors and officers of Vitalink and Genesis shall cause the Surviving Corporation to indemnify, defend and hold harmless the present and former employees and agents of Vitalink (collectively, the "Indemnified Parties"), in each case, against all losses, claims, damages, expenses or liabilities arising out of actions or omissions or alleged actions or omissions occurring at or prior to the Effective Time to the same extent and on the same terms and conditions (including with respect to advancement of expenses) permitted or required under applicable law and Vitalink's Certificate of Incorporation, By-Laws and indemnification agreements in effect at the date hereof. Genesis or the Surviving Corporation shall pay all reasonable expenses, including attorneys' fees, that may be incurred by any Indemnified Party in enforcing the indemnity and other obligations provided for in this Section 5.12.

  (b) For a period of six years after the Effective Time, Genesis shall cause to be maintained in effect the current policies of directors' and officers' liability insurance maintained by Vitalink (provided that Genesis may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous), which obligation may, at Genesis's discretion, be satisfied by Vitalink purchasing, at Genesis's request, at the Effective Time insurance coverage extending its existing directors' and officers' liability insurance policies, on the same terms and conditions, covering claims made with respect to the period prior to the Effective Time; provided, however, that if the premiums with respect to such insurance exceed 300% of the annual premiums paid as of the date hereof by Vitalink for such insurance, Genesis shall be obligated to purchase directors' and officers' liability insurance with the maximum coverage as can be obtained at an annual premium equal to 300% of the annual premiums paid by Vitalink as of the date hereof.

                                    A-1-33

  Section 5.13. Financing Condition Fee. Genesis agrees to use its commercially reasonable best efforts to satisfy the Financing Condition. In order for Genesis to induce Vitalink to enter into this Agreement and to reimburse Vitalink for its costs and expenses related to entering into this Agreement and seeking to consummate the Merger, Genesis will pay on July 10, 1998 $30,000,000 (the "Financing Condition Fee") in cash if Genesis has not waived in writing the Financing Condition on or prior to such date.

  Section 5.14. Update Disclosure Statements. Vitalink and Genesis shall have the obligation to update their respective Disclosure Statements as of the Closing Date and deliver the amended Disclosure Statements to the other party except for such updates to the Disclosure Statements that would not reasonably be expected to have a Vitalink Material Adverse Effect or a Genesis Material Adverse Effect, as the case may be; provided, however, any amendments to the Disclosure Statements shall not affect the requirements that the representations and warranties of the parties shall be true and correct as of the Closing Date.

  Section 5.15. Licenses. Vitalink agrees that no later than 30 days from the date hereof it shall provide Genesis with a true and complete list of all Vitalink Licenses which are necessary for the conduct of its business as presently conducted by Vitalink and its Subsidiaries and which are held by Vitalink and its Subsidiaries.

                                  ARTICLE VI

                         Conditions to the Obligations
               of Vitalink, Genesis and Acquisition Corporation

  The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Closing (as defined in Section 9.01) of each of the following conditions:

  Section 6.01. Registration Statement. The Registration Statement shall have become effective in accordance with the provisions of the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and remain in effect.

  Section 6.02. Stockholder Approvals. This Agreement and the transactions contemplated hereby shall have been approved and adopted by (a) the affirmative vote of the holders of a majority of the outstanding Vitalink Common Stock in accordance with the Delaware Act and Vitalink's Certificate of Incorporation and (b) the affirmative vote of the holders of a majority of the outstanding Genesis Common Stock in accordance with the rules of the New York Stock Exchange and Genesis's Certificate of Incorporation.

  Section 6.03. Certain Proceedings; HSR Act. No writ, order, decree or injunction of a court of competent jurisdiction or governmental entity shall have been entered against Vitalink or Genesis which would prohibit or restrict the consummation of the Merger and any waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

  Section 6.04. Tax Opinions. Vitalink and Genesis shall have made representations substantially in the form attached hereto as Exhibit D-1 and Exhibit D-2, respectively, and shall have received opinions of Cahill Gordon & Reindel and Blank Rome Comisky & McCauley LLP, dated as of the Closing Date, substantially in the form attached hereto as Exhibit E-1 and Exhibit E-2, respectively, that (1) the Merger will be treated as a tax-free reorganization within the meaning of Section 368(a) of the Code; (2) each of Vitalink and Genesis will be a party to such reorganization within the meaning of Section 368(b) of the Code; and (3) except for cash received in lieu of fractional shares of Preferred Stock, no gain or loss will be recognized by a Vitalink stockholder with respect to the shares of Preferred Stock received in the Merger.

  Section 6.05. Financing. Genesis shall have received financing in an amount sufficient to fund the cash portion of the Closing Consideration (the "Financing Condition"). Any agreements entered into in connection with such financing shall not contain any restrictions on Genesis's ability to pay dividends on the Preferred Stock.

                                    A-1-34

                                  ARTICLE VII

                   Conditions to the Obligations of Genesis
                          and Acquisition Corporation

  The obligation of Genesis and Acquisition Corporation to effect the Merger shall be subject to the fulfillment at or prior to the Closing of the following additional conditions, any one or more of which may be waived by
Genesis:

  Section 7.01. Representations and Warranties True. The representations and warranties of Vitalink contained herein that are qualified with reference to a Vitalink Material Adverse Effect or materiality shall be true and correct and the representations and warranties of Vitalink contained herein that are not so qualified shall be true and correct in all material respects, in each case, as of the Effective Time as though made as of such date, except that those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date.

  Section 7.02. Performance. Vitalink shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date, except for those failures to so perform or comply that individually or in the aggregate would not either impair Vitalink's ability to consummate the Merger and the other transactions contemplated hereby or have a Vitalink Material Adverse Effect.

  Section 7.03. Certificates. Vitalink shall furnish such certificates of its officers to evidence compliance with the conditions set forth in Sections 7.01 and 7.02 as may be reasonably requested by Genesis.

  Section 7.04. Material Adverse Change. There shall not have occurred since the date hereof any changes in the business, results of operations, assets or condition (financial or otherwise) of Vitalink and its Subsidiaries taken as a whole, except for (a) such changes that, individually or in the aggregate, would not have a Vitalink Material Adverse Effect or (b) any changes in Medicare or Medicaid reimbursement programs which are known or reasonably anticipated as of the date hereof. It is understood that the changes relating to items specified in Section 5.01(b)(viii) of the Vitalink Disclosure Statement as not constituting a Vitalink Material Adverse Effect shall not constitute changes that have had or would have had a Vitalink Material Adverse Effect for purposes of this Section 7.04.

  Section 7.05. Approval and Consents. All consents, waivers, approvals, authorizations or orders of (or filings or registrations with) any Governmental Authority necessary to be obtained prior to the Effective Time, except those consents, waivers, approvals, authorizations or orders the failure to obtain prior to the Effective Time would not, individually or in the aggregate, have a Vitalink Material Adverse Effect, shall have been obtained or made.

  Section 7.06. Dissenting Shares. Holders of not more than 10% of the Vitalink Common Stock issued and outstanding as of the record date for the Special Meeting shall have demanded payment pursuant to the provisions of
Section 262 of the Delaware Act.

                                 ARTICLE VIII

                   Conditions to the Obligations of Vitalink

  The obligations of Vitalink under this Agreement to effect the Merger shall be subject to the fulfillment on or before the Closing Date of each of the following additional conditions, any one or more of which may be waived by
Vitalink:

  Section 8.01. Representations and Warranties True. The representations and warranties of Genesis and Acquisition Corporation contained herein that are qualified with reference to a Genesis Material Adverse Effect

                                    A-1-35
or materiality shall be true and correct and the representations and warranties of Genesis and Acquisition Corporation contained herein that are not so qualified shall be true and correct in all material respects, in each case, as of the Effective Time as though made as of such date, except that those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date.

  Section 8.02. Performance. Genesis and Acquisition Corporation shall have performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be performed or complied with by them on or prior to the Closing Date, except for those failures to so perform or comply that, individually or in the aggregate, would not either impair the ability of Genesis or Acquisition Corporation to consummate the Merger and the other transactions contemplated hereby or have a Genesis Material Adverse Effect.

  Section 8.03. Certificates. Genesis and Acquisition Corporation shall furnish such certificates of their officers to evidence compliance with the conditions set forth in Sections 8.01 and 8.02 as may be reasonably requested by Vitalink.

  Section 8.04. Material Adverse Change. There shall not have occurred since the date hereof any changes in the business, results of operations, assets or condition (financial or otherwise) of Genesis and its Subsidiaries taken as a whole, except for (a) such changes that, individually or in the aggregate, would not have a Genesis Material Adverse Effect or (b) any changes in Medicare or Medicaid reimbursement programs which are known or reasonably anticipated as of the date hereof. It is understood that a decline in the price of the Genesis Common stock shall not, in and of itself, constitute a change that has had or would have a Genesis Material Adverse Effect for purposes of this Section 8.04.

  Section 8.05. Stockholders Rights Plan. Prior to the Effective Time, Genesis shall have taken appropriate action with respect to its stockholders rights plan so as to exempt (a) the holders of Preferred Stock or (b) any person that is the direct assignee of any holder of Preferred Stock to the extent that such assignee (i) acquires in a single transaction from a holder of Preferred Stock over 15% of the shares of capital stock of Genesis entitled to vote generally in the election of directors and (ii) owns no other shares of capital stock of Genesis entitled to vote generally in the election of directors from the restrictions of such stockholders rights plan with respect to the acquisition of such shares of Preferred Stock and shares of Genesis Common Stock issuable upon conversion thereof.

  Section 8.06. Approval and Consents. All consents, waivers, approvals, authorizations or orders of (or filings or registrations with) any Governmental Authority necessary to be obtained prior to the Effective Time, except those consents, waivers, approvals, authorizations or orders the failure to obtain prior to the Effective Time would not, individually or in the aggregate, have a Genesis Material Adverse Effect, shall have been obtained or made.

                                  ARTICLE IX

                                    Closing

  Section 9.01. Time and Place. Subject to the provisions of Articles VI, VII, VIII and X, the closing of the Merger (the "Closing") shall take place at the offices of Cahill Gordon & Reindel, as soon as practicable but in no event later than 9:30 A.M., local time, on the first business day after the date on which each of the conditions set forth in Articles VI, VII and VIII have been satisfied or waived by the party or parties entitled to the benefit of such conditions; or at such other place, at such other time, or on such other date as Vitalink and Genesis may mutually agree. The date on which the Closing actually occurs is herein referred to as the "Closing Date."

  Section 9.02. Filings at the Closing. Subject to the provisions of Articles VI, VII, VIII and X, Vitalink, Genesis and Acquisition Corporation shall cause to be executed and filed at the Closing the Certificate of Merger and shall cause the Certificate of Merger to be recorded in accordance with the applicable provisions of the

                                    A-1-36

Delaware Act and shall take any and all other lawful actions and do any and all other lawful things necessary to cause the Merger to become effective.

                                   ARTICLE X

                          Termination and Abandonment

  Section 10.01 Termination. This Agreement may be terminated and the Merger may be abandoned any time prior to the Effective Time:

    (a) by mutual written consent of the Boards of Directors of Vitalink and Genesis;

    (b) by either Vitalink or Genesis if, without fault of such terminating party, the Merger shall not have been consummated on or before November 30, 1998, which date may be extended by mutual consent of the parties hereto; provided, however, that the right to terminate this Agreement pursuant to this Section 10.01(b) shall not be available to any party whose failure to perform or observe in any material respect any of its obligations under this Agreement in any manner shall have been the cause of, or resulted in, the failure of the Merger to occur on or before such date and provided, further, that if, on November 30, 1998, the Merger could be consummated but for the failure to obtain consents, waivers, approvals, authorizations or orders of a Governmental Entity as contemplated by Section 7.05 or Section 8.06, either Vitalink or Genesis may, upon notice to the other, extend the period for consummation of the Merger to the earlier of the date on which such approvals are obtained or December 31, 1998, but only so long as the party requesting such extension shall be using its best efforts to obtain receipt of such consents, waivers, approvals, authorizations or orders;

    (c) by either Vitalink or Genesis if any court of competent jurisdiction or other Governmental Authority shall have issued an order (other than a temporary restraining order), decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger, and such order, decree, ruling or other action shall have become final and nonappealable;

    (d) by either Vitalink or Genesis, if the stockholders of Vitalink or Genesis shall have failed to approve and adopt this Agreement and the Merger at a meeting duly convened therefor;

    (e) by Vitalink upon written notice to Genesis, if Genesis or Acquisition Corporation has materially breached any representation, warranty, covenant or agreement contained herein and has not cured such breach within ten (10) business days of receipt of written notice from Vitalink or by the Closing Date, if earlier;

    (f) by Genesis upon written notice to Vitalink if Vitalink has materially breached any representation, warranty, covenant or agreement contained herein and has not cured such breach within ten (10) business days of receipt of such notice from Genesis or by the Closing Date, if earlier;

    (g) by Genesis if Vitalink's Board of Directors shall have (1) withdrawn, changed or modified in any manner its recommendation that its stockholders vote in favor of this Agreement and the Merger or (2) adopted resolutions approving or otherwise authorized or recommended an Acquisition Transaction (other than the Merger) to its stockholders;

    (h) by Vitalink if Genesis's Board of Directors shall have withdrawn, changed or modified in any manner its recommendation that its stockholders vote in favor of this Agreement and the Merger;

    (i) by Vitalink, if Genesis has not delivered to Vitalink its written waiver of the Financing Condition on or prior to July 10, 1998 (the 75th day after the date hereof); or

    (j) by Vitalink prior to the approval by its stockholders of the Merger if (1) Vitalink shall have received a Superior Proposal which was not solicited after the date hereof, (2) after receiving (x) the advice of outside legal counsel that failure to take such action would be inconsistent with the fiduciary duties of the Board of Directors of Vitalink to its stockholders under applicable law and (y) the fairness opinion of a financial advisor of nationally recognized reputation that the party making such proposal is financially

                                    A-1-37
  capable and that such Superior Proposal is more favorable to it and its stockholders than the Merger, the Board of Directors of Vitalink] reasonably determines in good faith that such Superior Proposal would yield a higher value to its stockholders than the Merger and that failing to take such action would be inconsistent with the directors' fiduciary duties under applicable law and (3) Vitalink shall have given Genesis three days' written notice prior to such termination; provided that such termination shall not be effective until the fee specified in Section 10.04 has been paid.

  Section 10.02 Procedure for Termination. In the event of termination and abandonment of the Merger by any party pursuant to this Article X, notice thereof shall immediately be given to the other party.

  Section 10.03 Effect of Termination and Abandonment. In the event of termination of this Agreement and abandonment of the Merger pursuant to
Section 10.01, this Agreement shall become void and have no effect, without liability on the part of any party (or any of its directors, officers or stockholders), except under this Section 10.03, Sections 5.02, 5.06, 5.08 and 10.04, Article XII and the Confidentiality Agreement. Nothing herein shall relieve any party from liability for any breach of this Agreement occurring before such termination or shall prejudice the ability of a non-breaching party from seeking damages from any other party for any breach of this Agreement, including, without limitation, reasonable attorneys' fees and the right to pursue any remedy at law or in equity.

  Section 10.04 Termination Fees. In order for Vitalink to induce Genesis to enter into this Agreement and to reimburse Genesis for its costs and expenses related to entering into this Agreement and seeking to consummate the Merger, if (1) Vitalink terminates this Agreement pursuant to 10.01(j); (2) Vitalink terminates this Agreement pursuant to Section 10.01 hereof and at such time Genesis would have been permitted to terminate this Agreement under Section 10.01(g) hereof; (3) Genesis terminates this Agreement pursuant to Section 10.01(g) hereof; or (4) Genesis or Vitalink terminates this Agreement pursuant to Section 10.01(b), (c), (d) or (f) and within one year of such termination Vitalink shall have consummated, or have entered into a definitive agreement with respect to, an Acquisition Transaction on terms more favorable than the terms of this Agreement (without taking into account the payment of the fee provided for in this Section 10.04), then Vitalink shall pay to Genesis, within one business day following (in the case of clauses (1), (2) and (3)) such termination and, in the case of clause (4), such consummation or entering into of a definitive agreement, a fee, in cash, of $20,000,000.

                                    A-1-38

                                  ARTICLE XI

                                  Definitions

  Section 11.01 Terms Defined in This Agreement. The following capitalized terms used herein shall have the meanings ascribed in the indicated sections.

Acquisition Transaction.........................................            5.02
Affiliates......................................................            5.09
Agreement....................................................... First Paragraph
Cash Election...................................................            2.01
Cash Election Number............................................            2.01
Cash Election Shares............................................            2.01
Cash Flow Coverage..............................................            5.01
Cash Fraction...................................................            2.01
Cash Out Options................................................            2.05
CERCLA..........................................................            3.16
Certificate of Merger...........................................            1.02
Certificates....................................................            2.04
Closing.........................................................            9.01
Closing Consideration...........................................            2.01
Closing Date....................................................            9.01
COBRA...........................................................            4.15
Code............................................................        Recitals
Confidentiality Agreement.......................................            5.03
Constituent Corporations........................................ First Paragraph
Continuing Options..............................................            2.05
Credit Impairing Transaction....................................            5.01
DEA.............................................................            3.11
Delaware Act....................................................            1.01
Delaware Courts.................................................           12.06
Dissenting Stock................................................            2.08
Effective Time..................................................            1.02
Eldercare.......................................................            3.11
Election Deadline...............................................            2.02
Environmental Law...............................................            3.16
Environmental Permit............................................            3.16
ERISA...........................................................            3.14
ERISA Affiliate.................................................            3.14
Exchange Act....................................................            3.03
Exchange Agent..................................................            2.04
FDA.............................................................            3.11
Financing Condition.............................................            6.05
Financing Condition Fee.........................................            5.13
Foreign Plan....................................................            3.14
Form of Election................................................            2.01
GAAP............................................................            3.05
Genesis......................................................... First Paragraph
Genesis Balance Sheet...........................................            3.06
Genesis Benefit Arrangements....................................            3.14
Genesis Common Stock............................................            3.02
Genesis Common Stock Equivalents................................            3.04
Genesis Disclosure Statement....................................            3.00

                                    A-1-39

Genesis Employee Plan...........................................            3.14
Genesis Intellectual Property Rights............................            3.12
Genesis Licenses................................................            3.11
Genesis Material Adverse Effect.................................            3.01
Genesis Plans...................................................            3.04
Genesis SEC Reports.............................................            3.05
Genesis Welfare Plans...........................................            3.14
Governmental Authority..........................................            3.03
Hazardous Material..............................................            3.16
HSR Act.........................................................            3.03
Indemnified Parties.............................................            5.12
IRS.............................................................            3.13
Joint Proxy Statement...........................................            1.05
Joint Proxy Statement/Prospectus................................            5.04
Leverage Ratio..................................................            5.01
Merger..........................................................        Recitals
Acquisition Corporation......................................... First Paragraph
Acquisition Corporation Common Stock............................            2.03
NASD............................................................            2.02
Non-Election....................................................            2.01
Non-Election Fraction...........................................            2.01
Non-Election Shares.............................................            2.01
PBGC............................................................            4.15
Per Share Cash Consideration....................................            2.01
Per Share Preferred Stock Consideration.........................            2.01
Person..........................................................           12.09
Preferred Stock.................................................            2.01
Preferred Stock Election........................................            2.01
Preferred Stock Election Number.................................            2.01
Preferred Stock Election Shares.................................            2.01
Preferred Stock Fraction........................................            2.01
Registration Statement..........................................            5.04
Representative..................................................            2.02
Rights..........................................................            5.01
Rights Agreement................................................        Recitals
SEC.............................................................            3.05
Securities Act..................................................            3.03
Special Meetings................................................            1.05
Subsidiary......................................................           12.09
Superior Proposal...............................................            5.02
Surviving Corporation...........................................            1.01
Surviving Corporation Common Stock..............................            2.03
Third Party.....................................................            5.02
Vitalink........................................................ First Paragraph
Vitalink Balance Sheet..........................................            4.06
Vitalink Common Stock...........................................            2.01
Vitalink Common Stock Equivalents...............................            4.04
Vitalink Disclosure Statement...................................            4.00
Vitalink Intellectual Property Rights...........................            4.13
Vitalink Investees..............................................            4.10
Vitalink Licenses...............................................            4.11
Vitalink Material Adverse Effect................................            4.01

                                     A-1-40

Vitalink Pension Benefit Plans.........................................     4.15
Vitalink Pharmacy Contracts............................................     4.12
Vitalink Plans.........................................................     2.05
Vitalink SEC Reports...................................................     4.05
Vitalink Welfare Plans.................................................     4.15
Voting Agreement....................................................... Recitals

                                     A-1-41

                                  ARTICLE XII

                                 Miscellaneous

  Section 12.01 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of Vitalink and Genesis at any time prior to the Effective Time with respect to any of the terms contained herein; provided, however, that after this Agreement is adopted by the stockholders of Vitalink or Genesis, no such amendment or modification shall change the amount or form of the Closing Consideration.

  Section 12.02 Waiver of Compliance; Consents. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties made to such party contained herein or in any document delivered pursuant thereto or (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall only be valid if set forth in any instrument in writing signed on behalf of such party. Any waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 12.02.

  Section 12.03 Survival of Representations and Warranties;
Investigations. The respective representations and warranties of Vitalink, Genesis and Acquisition Corporation contained herein or in any certificates or other documents delivered prior to or at the Closing shall not be deemed waived or otherwise affected by any investigation made by any party hereto. The representations, warranties and agreements in this Agreement or in any instrument delivered pursuant hereto by any person shall terminate at the Effective Time, except that the agreements set forth in Articles I, II and XII and Sections 5.10 and 5.12 in the agreements delivered pursuant to this Agreement shall survive the Merger.

  Section 12.04 Notices. All notices and other communications hereunder shall be in writing and shall be delivered personally, by next-day courier or mailed by registered or certified mail (return receipt requested), first class postage prepaid, or sent by facsimile, telegram or telex, to the parties at the addresses specified below (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof). Any such notice shall be effective upon receipt, if personally delivered or telecommunicated, one day after delivery to a courier for next-day delivery, or three days after mailing, if deposited in the U.S. mail, first class postage prepaid.

    (a) if to Vitalink, to:

      Vitalink Pharmacy Services, Inc.
      1250 East Diehl Road
      Suite 208
      Naperville, Illinois 60563

      Attention: Robert W. Horner, III

      with a copy to:

      Cahill Gordon & Reindel
      80 Pine Street
      New York, New York 10005
      Telecopy: (212) 269-5420

      Attention: W. Leslie Duffy, Esq.

                                    A-1-42

    (b) if to Genesis, to:

      Genesis Health Ventures, Inc.
      148 West State Street
      Kennett Square, Pennsylvania 19348

      Attention: Ira Gubernick

      with a copy to:

      Blank Rome Comisky & McCauley LLP
      One Logan Square
      Philadelphia, Pennsylvania 19103

      Attention: Stephen E. Luongo, Esq.

  Section 12.05 Assignment; Third Party Beneficiaries. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement is not intended to confer any rights or remedies hereunder upon any other person except for employees of Vitalink pursuant to Section 5.10 and officers, directors, employees or agents of Vitalink pursuant to Section 5.12.

  Section 12.06 Governing Law. This Agreement shall be governed by the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies. Each of the parties hereto irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in the State of Delaware (the "Delaware Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in an inconvenient forum. Each of the parties hereto hereby agrees to service of process in any litigation arising out of or relating to this Agreement and the transactions contemplated hereby by certified mail, return receipt requested, postage prepaid to it at its address for notice specified in Section 12.04.

  Section 12.07 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  Section 12.08 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect against a party hereto, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby and such invalidity, illegality or unenforceability shall only apply as to such party in the specific jurisdiction where such judgment shall be made.

  Section 12.09 Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. As used in this Agreement, (i) the term "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof; and (ii) the term "Subsidiary" of any specified corporation shall mean any corporation of which at least a majority of the outstanding securities having ordinary voting power to elect a majority of the board of directors is directly or indirectly owned or controlled by such specified corporation, any person of which such corporation is a general partner, or any other person of which at least a majority of the equity interests therein is, directly or indirectly, owned or controlled by such specified corporation and, with respect to Genesis, shall include Genesis Eldercare corporation. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any

                                    A-1-43
gender shall include both genders. In this Agreement, the phrase "to the knowledge of" and similar phrases relating to knowledge of Vitalink or Genesis shall mean the actual knowledge of its executive officers.

  Section 12.10 Entire Agreement. This Agreement, including the exhibits hereto and the documents and instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements and understandings among the parties with respect thereto. There are no representations, promises, warranties, covenants or undertakings by any party, other than those expressly set forth or referred to herein and therein.

  Section 12.11 Enforcement of Agreement. The parties hereto agree that irreparable damage would occur to a party in the event any provision of this Agreement was not performed by the other party in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

                                    A-1-44

  In Witness Whereof, Vitalink, Genesis and Acquisition Corporation have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

                                          Vitalink Pharmacy Services, Inc.

                                                   /s/ Scott T. Macomber
                                          By: _________________________________
                                            Name: Scott T. Macomber
                                            Title:Senior Vice President

                                          Genesis Health Ventures, Inc.

                                                   /s/ Ira C. Gubernick
                                          By: _________________________________
                                            Name: Ira C. Gubernick
                                            Title: General Counsel--Corporate
                                                   and Secretary

                                          V Acquisition Corporation

                                                   /s/ Ira C. Gubernick
                                          By: _________________________________
                                            Name: Ira C. Gubernick
                                            Title:Vice President and Secretary

                                    A-1-45

                                                                     SCHEDULE I

                         GENESIS HEALTH VENTURES, INC.

 CERTIFICATE OF DESIGNATION OF SERIES G CUMULATIVE CONVERTIBLE PREFERRED STOCK

  Genesis Health Ventures, Inc. (hereinafter referred to as the "Company"), a corporation organized and existing under the Pennsylvania Business Corporation Law of 1988, as amended (the "Pennsylvania Law"), in accordance with the provisions thereof, does HEREBY CERTIFY:

  That, pursuant to authority expressly granted to and vested in the Board of Directors of the Company (the "Board of Directors") by the provisions of
Article 6 of the Amended and Restated Articles of Incorporation of the Company (the "Articles") and the provisions of Sections 1521 and 1522 of the Pennsylvania Law, the Board of Directors hereby creates a series of the Company's previously authorized preferred stock, par value $.01 per share (the "Preferred Stock"), and determines the designation and number of shares which constitute such series and the relative rights, preferences and limitations of such series as follows:

                SERIES G CUMULATIVE CONVERTIBLE PREFERRED STOCK

  Section 1. Designation and Amount. The shares of such series shall be designated as "Series G Cumulative Convertible Preferred Stock" (the "Series G Preferred Stock") and the number of shares constituting the Series G Preferred
Stock shall be [   ]. Capitalized terms used without previous definition
herein are defined in Section 10 hereof.

  Section 2. Dividends.

  (a) Payment of Dividends. The holders of shares of Series G Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Company legally available therefor, cumulative preferential cash dividends at the rate per annum of 5.9375% of the liquidation preference, as may be adjusted in accordance with the provisions hereof.

  The rate per annum at which dividends on the Series G Preferred Stock will accrue shall be increased as follows on the indicated date:

   Fourth anniversary of the Issue Date................................. 6.1875%
   Fifth anniversary of the Issue Date.................................. 6.6250%
   Ninth anniversary of the Issue Date.................................. 7.0625%
   Eleventh anniversary of the Issue Date............................... 7.5000%
   Thirteenth anniversary of the Issue Date............................. 7.9375%

  Dividends shall be payable in arrears on each March 31, June 30, September 30 and December 31, commencing on the last day of the first full calendar quarter after the Issue Date (each such date being hereinafter referred to as a "Dividend Payment Date"). The first dividend payment shall be for the period from the date of original issuance of the Series G Preferred Stock (the "Issue Date") to December 31, 1998 and each dividend payment thereafter shall be for the period from the most recent Dividend Payment Date on which dividends have been paid to but excluding the first Dividend Payment Date thereafter. Each quarterly period beginning on January 1, April 1, July 1 and October 1 in each year and ending on and including the day next preceding the first day of the next such quarterly period shall be a "Dividend Period". Dividends (or amounts equal to accrued and unpaid dividends) payable on Series G Preferred Stock for any period less than a full quarterly Dividend Period will be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in any period less than one month. The Board of Directors may fix a record date for determination of holders of Series G Preferred Stock entitled to receive payment of a dividend or distribution declared thereon,

                                    A-1-46
which record date shall be no less than 30 and no more than 60 calendar days prior to the date fixed for the payment thereof.

  Dividends on the Series G Preferred Stock will accrue, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared, on a daily basis from the previous Dividend Payment Date. Dividends will cease to accrue in respect of Series G Preferred Stock on the date of the conversion thereof.

  If, for four consecutive Dividend Periods, dividends are not declared and paid or funds are not legally available for the payment of dividends, dividends will accumulate as of the Dividend Payment Dates, but such accumulated unpaid dividends shall not bear interest. However, if, after such four consecutive Dividend Periods, dividends are not declared and paid or funds continue not to be legally available for the payment of dividends, dividends that accrue thereafter shall be payable in additional shares of Series G Preferred Stock (the "Dividend Shares") until such time as all accrued and unpaid dividends are paid in full in cash. To the extent dividends are payable in whole or in part in Dividend Shares, such Dividend Shares shall be valued at $500.00 per share with a liquidation value of $500.00 per share and shall have all rights and preferences of the Series G Preferred Stock hereunder, including dividends payable at the rates specified herein. Dividends on the Dividend Shares shall accrue from the date such Dividend Shares are issued.

  Dividends paid on the shares of Series G Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

  (b) Payment of Dividends on Junior Stock. As long as any Series G Preferred Stock is outstanding, no dividends or other distributions for any Dividend Period (other than dividends payable in shares of, or warrants, rights or options exerciseable for or convertible into shares of, common stock, par value $.02 per share, of the Company (the "Common Stock") or any other capital stock of the Company ranking junior to the Series G Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation ("Junior Stock"), and cash in lieu of fractional shares of such Junior Stock in connection with any such dividends) will be paid on any Junior Stock unless:
(i) full dividends on all outstanding shares of Preferred Stock that by its terms ranks pari passu with the Series G Preferred Stock with respect to the payment of dividends ("Parity Preferred Stock"), and the Series G Preferred Stock have been paid, or declared and set aside for payment, for all Dividend Periods terminating on or prior to the payment date of such Junior Stock dividend or distribution and for the current Dividend Period, to the extent such Parity Preferred Stock dividends are cumulative; (ii) the Company has paid or set aside all amounts, if any, then or theretofore required to be paid or set aside for all purchase, retirement and sinking funds, if any, for any outstanding shares of Parity Preferred Stock; and (iii) the Company is not in default on any of its obligations to redeem any outstanding shares of Parity Preferred Stock or Series G Preferred Stock.

  In addition, as long as any Series G Preferred Stock is outstanding, no shares of any Junior Stock may be purchased, redeemed or otherwise acquired by the Company or any of its subsidiaries (except in connection with a reclassification or exchange of any Junior Stock through the issuance of other Junior Stock (and cash in lieu of fractional shares of such Junior Stock in connection therewith) or the purchase, redemption or other acquisition of any Junior Stock with any Junior Stock (and cash in lieu of fractional shares of such Junior Stock in connection therewith) or in accordance with the Put/Call Agreement, or outstanding call options) nor may any funds be set aside or made available for any sinking fund for the purchase or redemption of any Junior Stock unless: (i) full dividends on all outstanding shares of Parity Preferred Stock and Series G Preferred Stock have been paid, or declared and set aside for payment, for all dividends periods terminating on or prior to the date of such purchase, redemption or acquisition and for the current Dividend Period, to the extent such Parity Preferred Stock dividends are cumulative; (ii) the Company has paid or set aside all amounts, if any, then or theretofore required to be paid or set aside for all purchase, retirement and sinking funds, if any, for any outstanding shares of Parity Preferred Stock; and (iii) the Company is not in default on any of its obligations to redeem any outstanding shares of Parity Preferred Stock or Series G Preferred Stock.

                                    A-1-47

  Subject to the provisions described above, such dividends or other distributions (payable in cash, property or Junior Stock) as may be determined from time to time by the Board of Directors may be declared and paid on the shares of any Junior Stock and from time to time Junior Stock may be purchased, redeemed or otherwise acquired by the Company or any of its subsidiaries. In the event of the declaration and payment of any such dividends or other distributions, the holders of such Junior Stock will be entitled, to the exclusion of holders of any outstanding Parity Preferred Stock or Series G Preferred Stock, to share therein according to their respective interests.

  (c) Payment of Dividends on Parity Preferred Stock. As long as any Series G Preferred Stock is outstanding, dividends or other distributions for any Dividend Period may not be paid on any outstanding shares of Parity Preferred Stock (other than dividends or other distributions payable in Junior Stock and cash in lieu of fractional shares of such Junior Stock in connection therewith), unless either: (i) (A) full dividends on all outstanding shares of Parity Preferred Stock and Series G Preferred Stock have been paid, or declared and set aside for payment, for all Dividend Periods terminating on or prior to the payment date of such Parity Preferred Stock dividend or distribution and for the current Dividend Period, to the extent such Parity Preferred Stock dividends are cumulative; (B) the Company has paid or set aside all amounts, if any, then or theretofore required to be paid or set aside for all purchase, retirement and sinking funds, if any, for any outstanding shares of Parity Preferred Stock; and (C) the Company is not in default on any of its obligations to redeem any outstanding shares of Parity Preferred Stock or Series G Preferred Stock; or (ii) any such dividends are declared and paid pro rata so that the amounts of any dividends declared and paid per share on outstanding Series G Preferred Stock and each other share of such Parity Preferred Stock will in all cases bear to each other the same ratio that accrued and unpaid dividends (including any accumulation with respect to unpaid dividends for prior Dividend Periods, if such dividends are cumulative) per share of outstanding Series G Preferred Stock and such other outstanding shares of Parity Preferred Stock bear to each other.

  In addition, as long as any Series G Preferred Stock is outstanding, the Company may not purchase, redeem or otherwise acquire any Parity Preferred Stock (except with any Junior Stock and cash in lieu of fractional shares of such Junior stock in connection therewith) unless: (i) full dividends on all outstanding shares of Parity Preferred Stock and Series G Preferred Stock have been paid, or declared and set aside for payment, for all Dividend Periods terminating on or prior to the payment date of such Parity Preferred Stock purchase, redemption or other acquisition and for the current Dividend Period, to the extent such Parity Preferred Stock dividends are cumulative; (ii) the Company has paid or set aside all amounts, if any, then or theretofore required to be paid or set aside for all purchase, retirement and sinking funds, if any, for any outstanding shares of Parity Preferred Stock; and (iii) the Company is not in default on any of its obligations to redeem any outstanding shares of Parity Preferred Stock or Series G Preferred Stock (unless all Parity Preferred Stock as to which such a default exists is purchased or redeemed on a pro rata basis).

  (d) Any dividend payment made on the Series G Preferred Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to the Series G Preferred Stock.

  Section 3. Voting Rights. The holders of shares of Series G Preferred Stock shall have the following voting rights:

    (a) The holders of the Series G Preferred Stock (in addition to their rights set forth in this Section 3 and otherwise provided by law) shall be entitled to such number of votes for each share held as equals the number of shares of Common Stock into which such shares are convertible on the record date set for determining who is entitled to vote a particular matter and shall vote together with the holders of Common Stock (and any other class or series of Preferred Stock, if any, similarly entitled to vote (such Preferred Stock, together with the Common Stock, the "Voting Securities") as a single class, on all matters to be voted on by holders of Common Stock of the Company. In addition to such voting rights, holders of the Series G Preferred Stock shall be entitled to vote as a separate class on matters as to which the Pennsylvania Law requires a separate class vote of the Series G Preferred Stock, and shall have such other voting rights as are set forth in this Section 3.


                                    A-1-48

    (b) Whenever dividends payable on shares of Series G Preferred Stock as provided in Section 2 are in arrears and unpaid for four consecutive Dividend Periods, thereafter and until all accrued and unpaid dividends, whether or not declared, on the outstanding shares of Series G Preferred Stock shall have been paid in full in cash or declared and cash set apart for the payment thereof, the number of directors of the Company shall be increased by two and the holders of the Series G Preferred Stock shall have the right, voting separately as a class, by a vote of holders of a majority of the number of outstanding shares of Series G Preferred Stock, to elect two directors of the Company, and the remaining directors of the Company shall be elected by the classes of stock entitled to vote therefor, voting together, including the Series G Preferred Stock, at each meeting of the shareholders held for the purpose of electing directors, all in accordance with the terms and procedures set forth in the Company's Articles and By-Laws. The Company agrees to call a meeting of holders of the Series G Preferred Stock in order that the Series G Preferred Stock may be represented on the Board of Directors in accordance hereof. At such time as the accrued and unpaid dividends shall have been paid in full in cash or declared and cash set apart for the payment thereof, the right of the holders to vote for directors as provided herein shall terminate and the term of office of any director(s) then in office who were elected pursuant to this Section 3(b) shall immediately terminate.

    (c) So long as any shares of Series G Preferred Stock are outstanding, subject to the applicable provisions of the Pennsylvania Law, the Company shall not, without consent of the holders of at least two-thirds of the number of shares of Series G Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at a special meeting called for the purpose, (i) increase the number of shares of authorized Series G Preferred Stock or issue any additional shares of Series G Preferred Stock other than Dividend Shares; (ii) amend or modify the powers, preferences or rights of the Series G Preferred Stock or amend, alter or repeal any of the provisions of the Company's Articles or By-Laws (including by merger or similar transaction) so as to eliminate the Series G Preferred Stock or otherwise affect adversely the powers, preferences or rights of the holders of Series G Preferred Stock; provided, however, that the Company may authorize and issue classes or series of stock ranking senior to, or on a parity with the Series G Preferred Stock either in the payment of dividends or in the distribution of assets upon any liquidation, dissolution or winding-up of the affairs of the Company, or that the Company may be required to redeem or repurchase before all of the Series G Preferred Stock has been redeemed without the consent of the holders of the Series G Preferred Stock; or (iii) enter into any plan of complete liquidation or dissolution or otherwise effect the voluntary liquidation, dissolution or winding-up of the Company unless, as a result of such liquidation, dissolution or winding-up, the liquidation preference on the Series G Preferred Stock is satisfied in full pursuant to Section 7 hereof.

  Section 4. Conversion at the Option of the Company.

  (a) From and after April 26, 2001, the Company at its option may convert the Series G Preferred Stock in whole at any time at a conversion price equal to 100% of the Liquidation Amount, plus accrued and unpaid dividends to the date of conversion, if the Current Market Price on the date of such notice was in excess of 120% of the Conversion Price (as defined herein) on the date of such notice.

  (b) From and after April 26, 2002, the Company at its option may convert the Series G Preferred Stock in whole at any time at the conversion price set forth below, stated as a percentage of the Liquidation Amount, in each case plus accrued and unpaid dividends to the date of conversion, if converted during the twelve-month period beginning April 26:

   YEAR                                                                  PRICE
   ----                                                                  ------
   2002................................................................. 104.50%
   2003................................................................. 103.75%
   2004................................................................. 103.00%
   2005................................................................. 102.25%
   2006................................................................. 101.50%
   2007................................................................. 100.75%
   2008 and thereafter.................................................. 100.00%


                                    A-1-49

  (c) The conversion prices for Series G Preferred Stock set forth in (a) and
(b) above are payable by the Company solely in Common Stock. The Company shall on the date of conversion deliver to each holder of Series G Preferred Stock for each share of Series G Preferred Stock a number of shares of validly issued, fully paid and nonassessable Common Stock with an aggregate Market Price on such date equal to the applicable conversion price.

  (d) At least 30 days and not more than 60 days prior to the date of conversion, written notice (the "Conversion Notice") shall be given by first-class mail, postage prepaid, to each holder of the Series G Preferred Stock at such holder's address as it appears on the stock books of the Company. The Conversion Notice shall state:

    (A) Whether the conversion is pursuant to paragraph (a) or (b) of this
  Section 4;

    (B) the price at which the shares of Series G Preferred Stock shall be converted;

    (C) the date of conversion; and

    (D) that dividends on the shares of the Series G Preferred Stock to be converted shall cease to accumulate on such date of conversion unless the Company defaults in the payment of the applicable conversion price.

  Each holder of Series G Preferred Stock shall surrender the certificate or certificates representing such shares of Series G Preferred Stock to the Company, duly endorsed (or otherwise in proper form for transfer, as determined by the Company), in the manner and at the place designated in the Conversion Notice, and on the date of conversion the conversion price for such shares shall be payable to the holder thereof, and each surrendered certificate shall be cancelled and retired.

  Section 5. Conversion at the Option of the Holders.

  (a) Procedure. At the option of the holders, each share of Series G Preferred Stock shall be convertible at any time into Common Stock at a conversion price of $37.20 per share of the underlying Common Stock (equivalent to a conversion rate of 13.441 shares of Common Stock for each share of Series G Preferred Stock), such initial conversion price being subject to adjustment as set forth below (the "Conversion Price").

  (i) Conversion of Series G Preferred Stock may be effected by delivering certificates evidencing such shares, together with written notice of conversion and a proper assignment of such certificates to the Company or in blank, to the office or agency to be maintained by the Company for that purpose (and, if applicable, cash payment of an amount equal to the dividend payable on such shares), and otherwise in accordance with conversion procedures established by the Company. Each optional conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the foregoing requirements shall have been satisfied and dividends will cease to accrue in respect of Series G Preferred Stock at such time. The conversion shall be at the Conversion Price in effect at such time and on such date.

  (ii) On and after the date of conversion, unless the Company fails to issue certificates evidencing the Common Stock, dividends on the Series G Preferred Stock called for conversion shall cease to accumulate on the date of conversion, and all rights of the holders of converted shares shall terminate with respect thereto on the date of conversion, other than the right to receive the Common Stock into which each share of Series G Preferred Stock shall be converted.

  (b) Receipt of Dividends. Holders of Series G Preferred Stock at the close of business on a record date for any payment of declared dividends shall be entitled to receive the full dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion of such shares following such record date and prior to the corresponding Dividend Payment Date. However, shares of Series G Preferred Stock surrendered for conversion after the close of business on a record date for any payment of declared dividends and before the opening of business on the next succeeding Dividend Payment Date must be accompanied by payment to the Company in cash of an amount equal to the dividend declared on such shares of Series G

                                    A-1-50

Preferred Stock to be converted and to be payable on such Dividend Payment Date unless a Conversion Notice from the Company shall have been delivered to the Holders and the date of conversion is on or before the next succeeding Dividend Payment Date. Holders thereof shall continue to be entitled to receive from the Company any accrued but unpaid dividends thereon. Such accrued but unpaid dividends may be declared and paid at any time, without reference to any regular Dividend Payment Date. Except as provided above, upon any conversion at the option of the holder of Series G Preferred Stock, the Company shall make no payment or allowance for unpaid dividends for the Dividend Period during which such conversion occurs, whether or not in arrears, on such converted Series G Preferred Stock or for previously declared dividends or distributions on the shares of Common Stock issued upon such conversion.

  (c) Adjustment for Stock Transactions. In case the Company shall (i) subdivide its outstanding shares of Common Stock into a greater number of shares, (ii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iii) issue by reclassification of its shares of Common Stock any shares of its capital stock, each such transaction being called a "Stock Transaction"), then and in each such case, the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of a share of Series G Preferred Stock surrendered for conversion after the record date fixing shareholders to be affected by such Stock Transaction shall be entitled to receive upon conversion the number of such shares of Common Stock and/or other capital stock which such holder would have been entitled to receive after the happening of such event had such share of Series G Preferred Stock been converted immediately prior to such record date.

  (d) Adjustment for Dividends. In the event the Company shall at any time or from time to time while any shares of Series G Preferred Stock are outstanding declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Company or any of its subsidiaries by way of dividend or distribution or evidences of indebtedness of the Company or any other person) on its Common Stock, other than (A) regular dividends payable in cash or (B) any dividend or distribution on the Company's Common Stock if in conjunction therewith the Company declares and pays or makes a dividend or distribution on each share of Series G Preferred Stock which is the same as the dividend or distribution that would have been made or paid with respect to such share of Series G Preferred Stock had such share been converted into shares of Common Stock immediately prior to the record date for any such dividend or distribution on the Company's Common Stock, then, and in each such case, an appropriate adjustment to the Conversion Price shall be made so that the holder of each share of Series G Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (1) the number of shares of Common Stock into which such share was convertible on the day immediately prior to the record date fixed for the determination of shareholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the Current Market Price per share of Common Stock as of such record date, and the denominator of which shall be such Current Market Price per share of Common Stock less the Fair Market Value per share of Common Stock of such dividend or distribution (as determined in good faith by the Board of Directors, a certified resolution with respect to which shall be mailed to each holder of shares of Series G Preferred Stock); provided, however, that in the event of a distribution of shares of capital stock of a subsidiary of the Company (a "Spin-Off") made to holders of shares of Common Stock, the numerator of such fraction shall be the sum of the Current Market Price per share of Common Stock as of the 30th trading day after the effective date of such Spin-Off and the Current Market Price of the number of shares (or the fraction of a share) of capital stock of the subsidiary which is distributed in such Spin-Off in respect of one share of Common Stock as of such 30th trading day and the denominator of which shall be the Current Market Price per share of Common Stock as of such 30th trading day. An adjustment made pursuant to this paragraph (d) shall be made upon the opening of business on the next business day following the date on which any such dividend or distribution is made and shall be effective retroactively to the day immediately after the close of business on the record date fixed for the determination of shareholders entitled to receive such dividend or distribution; provided, however, if the proviso to the preceding sentence applies, then such adjustment shall be made and be effective as of such 30th trading day after the effective date of such Spin-Off.


                                    A-1-51

  (e) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment and provided, further, that any adjustment shall be required and made in accordance with the provisions of this Section (other than this paragraph (e)) not later than such time as may be required in order to preserve the tax free nature of the distribution to the holders of shares of Common Stock. All calculations under this Section 5 shall be made to the nearest one-hundredth of a share.

  If any action or transaction would require adjustment to the Conversion Price pursuant to more than one paragraph of this Section 5, only one adjustment shall be made and such adjustment shall be the amount of the adjustment that has the highest absolute value.

  (f) Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of any share of Series G Preferred Stock. If the conversion thereof results in a fraction, an amount equal to such fraction multiplied by the Current Market Price per share of Common Stock as of the conversion date shall be paid to such holder in cash by the Company. If more than one share shall be surrendered for conversion at one time by or for the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series G Preferred Stock so surrendered.

  (g) Capital Reorganizations; Change in Control. In the event of any capital reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by paragraph (c) of this Section 5), or in case of any merger, consolidation or other corporate combination of the Company with or into another corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), each share of Series G Preferred Stock shall be exchanged for a new series of preferred stock of the Surviving Person, or in the case of a Surviving Person other than a corporation, comparable securities of such Surviving Person, in either case having economic terms as nearly equivalent as possible to, and with the same voting and other rights as, the Series G Preferred Stock; except that any holder of Series G Preferred Stock shall be entitled to receive, upon conversion subsequent to the consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of Series G Preferred Stock was convertible immediately prior to such Transaction. Notwithstanding the foregoing, upon a Change in Control (as defined below) at the option of the holder of any shares of Series G Preferred Stock the holder thereof shall be entitled to receive, upon presentation of the certificates therefor to the Surviving Person subsequent to the consummation of such Transaction, cash equal to the Liquidation Amount as of the consummation of such transaction. If necessary, appropriate adjustment (as determined by the Board of Directors in good faith) shall be made in the application of the provisions set forth in this Section 5 with respect to the rights and interests thereafter of the holders of shares of Series G Preferred Stock to the end that the provisions set forth herein for the protection of the conversion rights of the Series G Preferred stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the shares of Series G Preferred Stock remaining outstanding (with such adjustments in the Conversion Price and number of shares issuable upon conversion and such other adjustments in the provisions hereof as the Board of Directors in good faith shall determine to be appropriate). In case securities or property other than Common stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 5 shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

  Notwithstanding anything contained herein to the contrary, the Company will not effect any Transaction unless, prior to the consummation thereof, (a) proper provision is made to ensure that the holders of shares of Series G Preferred Stock will be entitled to receive the benefits afforded by this paragraph (i) and (b) if, following the Transaction, one or more entities other than the Company shall be required to deliver securities or other property upon the conversion of the Series G Preferred Stock, such entity or entities shall assume, by written

                                    A-1-52
instrument delivered to each holder of shares of Series G Preferred Stock the obligation to deliver to such holder the securities and property to which, in accordance with the foregoing provisions, such holder is entitled.

  "Change in Control" means (A) when the shareholders of Gemini approve an agreement or plan (i) to merge or consolidate Gemini with or into another company (other than a merger or consolidation which would result in the Voting Securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of Gemini or such surviving entity outstanding immediately after such merger or consolidation), or (ii) to sell, or otherwise dispose of, all or substantially all of Gemini's property and assets, or (B) when Gemini is the subject of a transaction pursuant to Rule 13e-3 under the Exchange Act.

  (h) Notice of Certain Events. In case at any time or from time to time, the Company shall pay any dividend or make any other distribution to the holders of its Common Stock, or shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock of the Company or merger, consolidation or other corporate combination of the Company with or into another corporation, or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, in any one or more of said cases the Company shall give written notice at the same time as, or as soon as practicable after, such event is first communicated (including by announcement of a record date in accordance with the rules of any stock exchange on which the Common Stock is listed or admitted to trading) to holders of Common Stock, but in any event within 30 days of occurrence of such event (the time of mailing of such notice shall be deemed to be the time of delivery thereof) to the registered holders of the Series G Preferred Stock at the addresses of each as shown on the books of the Company maintained by the transfer agent thereof of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution, subscription rights or Repurchase or (ii) such reorganization, reclassification, merger, consolidation, corporate combination, sale or conveyance, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution, subscription rights or Repurchase or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such registration, reclassification, merger, consolidation, corporate combination, sale or conveyance or participate in such dissolution, liquidation or winding-up, as the case may be, as well as the Conversion Price and the number of shares into which each share of Series G Preferred Stock may be converted at such time, failure to give such notice shall not invalidate any action so taken.

  (i) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series G Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series G Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series G Preferred Stock, at the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

  Section 6. Liquidation Preference. (a) The Series G Preferred Stock will rank on a parity as to preference on distribution of assets upon liquidation with each other series of Parity Preferred Stock then outstanding, and with any future Preferred Stock issued by the Company that by its terms ranks pari passu with the Series G Preferred Stock with respect to distribution of assets upon liquidation.

  (b) The Series G Preferred Stock will be subordinate as to preference on distribution of assets upon liquidation of dividends to each other series of existing and future Preferred Stock issued by the Company that by its terms is senior to the Series G Preferred Stock with respect to distribution of assets upon liquidation.


                                    A-1-53

  (c) In the event of the liquidation, dissolution or winding-up of the business of the Company, whether voluntary or involuntary, the holders of Series G Preferred Stock then outstanding, after payment or provision for payment of the debts and other liabilities of the Company and the payment or provision for payment of any distribution on any shares of the Company having a preference and a priority over the Series G Preferred Stock on liquidation, and before any distribution to holders of any shares of the Company that are junior and subordinate to the Series G Preferred Stock on liquidation shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders the Liquidation Amount, plus an amount equal to all accrued and unpaid dividends thereon, and shall, after the holders of Common Stock have received an amount per share of Common Stock equal to the amount paid per share of Series G Preferred Stock, be entitled to participate on a pro rata basis with the holders of Common Stock. In the event the assets of the Company available for distribution to the holders of the Series G Preferred Stock upon any dissolution, liquidation or winding-up of the Company shall be insufficient to pay in full the liquidation payments payable to the holders of outstanding Series G Preferred Stock and of all other series of Preferred Stock that rank on a parity with the Series G Preferred Stock in the event of liquidation, the holders of Series G Preferred Stock and of all other series of such parity Preferred Stock shall share ratably in such distribution of assets in proportion to the amount which would be payable on such distribution if the amounts to which the holders of outstanding Series G Preferred Stock and the holders of outstanding shares of such Parity Preferred Stock were paid in full. Except as provided in this Section 6, holders of Series G Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding-up of the affairs of the Company.

  (d) For the purposes of this Section 6, none of the following shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Company:

    (i) the sale, lease, transfer or exchange of all or substantially all of the assets of the Company; or

    (ii) the consolidation or merger of the Company with one or more other corporations (whether or not the Company is the corporation surviving such consolidation or merger).

  Section 7. Non-Transferability. Until the filing by the Company of a registration statement with the Securities and Exchange Commission covering the sale of shares of Series G Preferred Stock by holders, no holder shall transfer the Series G Preferred Stock without the consent of the Company.

  Section 8. Re-issuance. Series G Preferred Stock that has been issued and reacquired in any manner, including shares purchased, exchanged or converted, shall not be reissued as shares of this Series G Cumulative Convertible Preferred Stock and shall (upon compliance with any applicable provisions of the laws of the Commonwealth of Pennsylvania) have the status of authorized and unissued shares of the Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of Preferred Stock.

  Section 9. Definitions.

  For the purposes hereof, the following definitions shall apply:

  "Closing Price" of publicly traded shares of Common Stock or any other class of capital stock or other security of the Company or any other issuer for a day shall mean the last reported sales price, regular way, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the New York Stock Exchange--Composite Transactions Tape or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System or, if such security is not quoted on such National Market System, the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors or a committee thereof. If the Common Stock or other class of capital stock or security in question is not publicly held or so listed or publicly traded, "Closing Price" shall mean the Fair Market Value thereof.

                                    A-1-54

  "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share for the 20 trading days ending on the trading day immediately preceding the date in question.

  "Fair Market Value" of any consideration other than cash or of any securities shall mean the amount which a willing buyer would pay to a willing seller in an arm's length transaction as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors or a committee thereof.

  "Liquidation Amount" per share shall be $500.00.

  "Market Price" per share at any date shall be the Closing Price on the specified date.

  "Surviving Person" shall mean the continuing or surviving Person of a merger, consolidation or other corporate combination, the Person receiving a transfer of all or a substantial part of the properties and assets of the Company, or the Person consolidating with or merging into the Company in a merger, consolidation or other corporate combination in which the Company is the continuing or surviving Person, but in connection with which the Series G Preferred Stock or Common Stock of the Company is exchanged, converted or reclassified into the securities of any other Person or cash or any other property; provided, however, if such Surviving Person is a direct or indirect subsidiary of a Qualified Person, the parent entity that is a Qualified Person shall be the Surviving Person.

  "Qualified Person" shall mean any Person that, immediately after giving effect to the applicable Transaction, (i) is a solvent corporation or other entity organized under the laws of any state of the United States of America having its common stock or, in the case of an entity other than a corporation, equivalent equity securities, listed on the New York Stock Exchange or the American Stock Exchange or quoted by the NASDAQ National Market System or any successor thereto or comparable system and such common stock or equivalent equity security continues to meet the requirements for such listing or quotation and (ii) is required to file, and in each of its three fiscal years immediately preceding the consummation of the applicable Transaction (or, if sooner, since its inception) has filed, reports with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act").

  "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

and

  That the issuance of [   ] shares of Series G Cumulative Convertible
Preferred Stock has been initially authorized by the Board of Directors of said Company.


                                    A-1-55

  In Witness Whereof, Genesis has caused this Certificate of Designation to be
signed and acknowledged by    ,     and its corporate seal to be hereunto
affixed and attested by    ,     , this the    day of April, 1998.

                                          Genesis Health Ventures, Inc.

                                          By: _________________________________
                                            Name:
                                            Title:

[CORPORATE SEAL]

Attest:

By: _________________________________
  Name:
  Title:

                                    A-1-56

                                                                   APPENDIX A-2
                   AMENDMENT NO. 1 DATED AS OF JULY 7, 1998
                                    TO THE
                         AGREEMENT AND PLAN OF MERGER
                          DATED AS OF APRIL 26, 1998
 BY AND AMONG VITALINK PHARMACY SERVICES, INC., GENESIS HEALTH VENTURES, INC.
                         AND V ACQUISITION CORPORATION

  Section 1. Unless otherwise specifically defined in this amendment, each term used herein which is defined in the agreement and plan of merger, dated as of April 26, 1998 (the "Merger Agreement"), shall have the meaning assigned to such term in the Merger Agreement.

  Section 2. Section 7 of the Certificate of Designation of Series G Cumulative Convertible Preferred Stock attached to the Merger Agreement as Schedule "I" is hereby amended and restated in its entirety as follows:

    "Section 7. Non-Transferability. No holder of the Series G Preferred Stock shall transfer the Series G Preferred Stock without the consent of the Company until one year after the effective date of the agreement and plan of merger dated as of April 26, 1998 by and among the Company, Vitalink Pharmacy Services, Inc. and V Acquisition Corporation; provided, however, Manor Care, Inc. may not transfer any shares of Series G Preferred Stock held, directly or indirectly, whether acquired in connection with the merger of Vitalink Pharmacy Services, Inc. with V Acquisition Corporation or otherwise, without the consent of the Company or until the filing by the Company of a registration statement with the Securities and Exchange Commission covering the sale of Series G Preferred Stock held by Manor Care, Inc."

  Section 3. All other terms of the Merger Agreement shall remain in full force and are hereby ratified and confirmed.

  Section 4. This amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This amendment shall become effective as of the date hereof when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

  In Witness Whereof, Genesis Health Ventures, Inc., V Acquisition Corporation and Vitalink Pharmacy Services, Inc. have caused this agreement to be signed by their respective duly authorized officers as of the date first above written.

                                          Genesis Health Ventures, Inc.

                                                   /s/ Ira C. Gubernick
                                          By: _________________________________
                                             Name:Ira C. Gubernick
                                             Title: Vice President/Office of
                                                    the Chairman and Secretary

                                          V Acquisition Corporation

                                                   /s/ Ira C. Gubernick
                                          By: _________________________________
                                             Name:Ira C. Gubernick
                                             Title:Vice President and
                                             Secretary

                                          Vitalink Pharmacy Services, Inc.

                                                 /s/ Robert W. Horner, III
                                          By: _________________________________
                                             Name:Robert W. Horner, III
                                             Title: Senior Vice President,
                                                    General Counsel and
                                                    Secretary

                                     A-2-1

                                                                     APPENDIX B

      [LETTERHEAD OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED]

                      FAIRNESS OPINION OF MERRILL LYNCH,
                      PIERCE, FENNER & SMITH INCORPORATED

                                                                 April 24, 1998

Board of Directors
Genesis Health Ventures, Inc.
148 West State Street
Kennett Square, PA 19348

Members of the Board of Directors:

  Vitalink Pharmacy Services, Inc. (the "Company"), Genesis Health Ventures, Inc. (the "Acquiror") and a newly formed, wholly owned subsidiary of the Acquiror (the "Merger Sub"), propose to enter into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which the Company would be merged with and into the Merger Sub in a merger (the "Merger") in which each outstanding share of common stock, par value $.01 per share, of the Company (the "Company Common Stock") (other than shares held by the Company or its wholly owned subsidiaries and dissenting shares) would be converted into the right to receive, at the holder's option, (x) $22.50 per share in cash, (y)
 .045 of a share of convertible preferred stock, par value $.01 per share, of the Acquiror, with an initial liquidation preference of $500.00 per share (the "Acquiror Preferred Stock"), or (z) a combination of the foregoing; provided that 50% of the shares of Company Common Stock would be converted into the right to receive Acquiror Preferred Stock. The cash and shares of Acquiror Preferred Stock to be delivered in exchange for shares of Company Common Stock pursuant to the Merger are hereinafter referred to as the "Merger Consideration."

  You have asked us whether, in our opinion, the Merger Consideration is fair from a financial point of view to the Acquiror.

  In arriving at the opinion set forth below, we have, among other things:

    (1) Reviewed certain publicly available business and financial information relating to the Company and the Acquiror that we deemed to be relevant;

    (2) Reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company and the Acquiror, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the Merger (the "Expected Synergies"), furnished to us by management of the Acquiror;

    (3) Conducted discussions with members of senior management and representatives of the Company and the Acquiror concerning the matters set forth in clauses (1) and (2) above, as well as their respective businesses and prospects before and after giving effect to the Merger;
    (4) Reviewed the market prices and valuation multiples for the Company Common Stock and compared them with those of certain publicly traded companies that we deemed to be relevant;

    (5) Reviewed the results of operations of the Company and compared them with those of certain publicly traded companies that we deemed to be relevant;

    (6) Compared the proposed financial terms of the Merger with the financial terms of certain other transactions which we deemed to be relevant;

    (7) Participated in discussions and negotiations among representatives of the Company and the Acquiror and their financial and legal advisors;

    (8) Reviewed the potential pro forma impact of the Merger on the Acquiror;

    (9) Reviewed the Merger Agreement;

    (10) Reviewed the Voting Agreement (the "Voting Agreement") between the Acquiror and certain stockholders of the Company and the Rights Agreement (the "Rights Agreement") between the Acquiror and certain stockholders of the Company;

    (11) Reviewed the form of the Certificate of Designation of the Acquiror (the "Certificate of Designation") setting forth the preferences, rights and designations for the Acquiror Preferred Stock which is attached as an Exhibit to the Merger Agreement; and

    (12) Reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

  In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of the Company or been furnished with any such evaluation or appraisal. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or facilities of the Company. With respect to the financial forecast information and the Expected Synergies furnished to or discussed with us by the Acquiror or the Company, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the Company's or the Acquiror's management as to the expected future financial performance of the Company or the Acquiror, as the case may be, and the Expected Synergies.

  Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and the information made available to us as of, the date hereof. We have assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the Merger, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed that will have a material adverse effect on the contemplated benefits of the Merger. We have further assumed, with your consent, that the Merger will qualify as a tax-free reorganization for U.S. federal income tax purposes.

  We are acting as financial advisor to the Acquiror in connection with the Merger and will receive a fee from the Acquiror for our services, a significant portion of which is contingent upon the consummation of the Merger. In addition, the Acquiror has agreed to indemnify us for certain liabilities arising out of our engagement. We are currently providing, and have in the past provided, financial advisory and financing services to the Acquiror and may continue to do so and have received, and may receive, fees for the rendering of such services. In addition, in the ordinary course of our business, we may actively trade debt and/or equity securities of the Company or the Acquiror for our own account and for the accounts of customers, and accordingly may at any time hold a long or short position in such securities.

  This opinion is for the use and benefit of the Board of Directors of the Acquiror. Our opinion does not address the merits of the underlying decision by the Acquiror to effect the Merger and does not constitute a recommendation to any stockholder of the Acquiror as to how such stockholder should vote on the Merger or any matter related thereto.

  We are not expressing any opinion herein as to the prices at which the common stock of the Acquiror will trade following the announcement or consummation of the Merger.

  On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the Merger Consideration is fair from a financial point of view to the Acquiror.

                                          Very truly yours,

                                          /s/ MERRILL LYNCH, PIERCE,
                                          FENNER & SMITH INCORPORATED

                                                                     APPENDIX C

                 [LETTERHEAD OF SBC WARBURG DILLON READ INC.]

               FAIRNESS OPINION OF SBC WARBURG DILLON READ INC.

                                                                 April 26, 1998

The Board of Directors
Vitalink Pharmacy Services, Inc.
1250 East Diehl Road, Suite 208
Naperville, IL 60563

Gentlemen:

  We understand that Genesis Health Ventures, Inc., a Pennsylvania corporation ("Genesis"), is contemplating a transaction whereby Vitalink Pharmacy Services, Inc., a Delaware corporation ("Vitalink") will merge with and into Merger Sub, a Delaware corporation and a wholly-owned subsidiary of Genesis, pursuant to the terms of a draft Agreement and Plan of Merger and the exhibits thereto, to be dated April 26, 1998 (the "Merger Agreement"), such that Vitalink will become a wholly owned subsidiary of Genesis (the "Transaction"). Pursuant to the Transaction, each outstanding share of Vitalink's Common Stock, $.01 par value (the "Vitalink Common Stock"), shall be converted into the right to elect to receive either (i) $22.50 in cash or (ii) .045 of one share of convertible preferred stock, par value $.01 per share, of Genesis, with an initial liquidation preference of $500.00 per share (the "Genesis Convertible Preferred Stock"), provided, however, that 50% of total consideration will be in the form of Genesis Convertible Preferred Stock (the "Consideration"). The terms and conditions of the Transaction are more fully set forth in the draft Merger Agreement.

  You have requested our opinion as to whether the Consideration to be received by the holders of Vitalink Common Stock (the "Holders") in the Transaction is fair to such Holders, from a financial point of view.

  SBC Warburg Dillon Read Inc. and its predecessors have acted as financial advisor to the Board of Directors of Vitalink in connection with the Transaction and will receive a fee upon the consummation thereof. In the past, SBC Warburg Dillon Read Inc. and its predecessors have provided investment banking services to Vitalink and Manor Care, Inc., the holder of approximately 50% of Vitalink Common Stock, and has received customary compensation for the rendering of such services. In the ordinary course of business, SBC Warburg Dillon Read Inc., its predecessors and affiliates, may have traded the securities of Vitalink and Genesis for their own accounts and, accordingly, may at any time hold a long or short position in such securities.

  Our opinion does not address Vitalink's underlying business decision to effect the Transaction. In rendering this opinion, we are not rendering any opinion as to the value of Genesis or making any recommendation to the Holders with respect to the advisability of disposing of, electing to receive or retaining Genesis Convertible Preferred Stock or the underlying common stock received in the Transaction. In addition, we are not making any recommendation regarding whether or not it is advisable for Holders to vote in favor of the Transaction.

  In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and historical financial information relating to Vitalink and Genesis, (ii) reviewed certain internal non-public estimates and company financial forecasts prepared by the managements of Vitalink and Genesis, (iii) reviewed certain financial information and other data provided to us by Vitalink that is not publicly available relating to the business and prospects of Vitalink, (iv) reviewed certain financial information and other data provided to us by Genesis that is not publicly available relating to the business and prospects of Genesis, (v) conducted discussions with members of the senior managements of Vitalink and Genesis with respect to the operations, financial condition, history and prospects of each company, (vi) reviewed publicly available financial and stock market data with respect to certain other companies in lines of business we believe to be generally comparable to those of Vitalink and Genesis, (vii) considered the pro forma effects of the Transaction on Genesis's financial statements and reviewed certain estimates of synergies prepared by the management of Genesis, (viii) reviewed the historical market prices of the Vitalink Common Stock and the Genesis Common Stock, (ix) compared the financial terms of the Transaction with the financial terms of certain other transactions which we believe to be generally comparable to the Transaction, (x) reviewed the financial terms of the Genesis Convertible Preferred Stock, (xi) reviewed the draft Merger Agreement, and
(xii) conducted such other financial studies, analyses, and investigations, and considered such other information as we deemed necessary or appropriate.

  In connection with our review we have not, at your direction, independently verified any of the information relied upon by us for the purpose of this opinion and have, with your consent, relied on its being complete and accurate in all material respects. In addition, we have not made or received any evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of Vitalink and Genesis. With respect to the financial forecasts, pro forma effects and estimates of synergies referred to above, we have assumed, at your direction, that the Vitalink and Genesis company financial forecasts, pro forma information and estimates of synergies have been prepared reasonably on a basis reflecting the best currently available estimates and judgments of the respective managements as to the future financial performance of their respective companies and will be realized in the amounts and at the times contemplated thereby. Further, our opinion is necessarily based on economic, monetary, and other market conditions existing on, and the information made available to us as of, the date hereof. In connection with our engagement, we were requested to approach, and held discussions with, third parties to solicit indications of interest in a possible acquisition of Vitalink.

  Our opinion may not be published or otherwise referred to, nor shall any public reference to SBC Warburg Dillon Read Inc. be made, without our prior written consent. This opinion is being rendered solely to the Board of Directors of Vitalink for its use in evaluating the Transaction and is neither for the benefit of nor being rendered to the Holders or any other person.

  Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be received by the Holders in the Transaction is fair to such Holders from a financial point of view.

Very truly yours,

SBC Warburg Dillon Read Inc.
Corporate Finance

/s/ Christopher J. Seiter                 /s/ David Gottlieb
Associate Director                        Executive Director

Vitalink Pharmacy Services, Inc.
April 26, 1998

                                                                     APPENDIX D

                            DELAWARE CODE ANNOTATED
                             TITLE 8. CORPORATIONS
                      CHAPTER 1. GENERAL CORPORATION LAW
                    SUBCHAPTER IX. MERGER OR CONSOLIDATION

                               8 DEL. C. (S) 262

Section 262. Appraisal Rights

  (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to (S)228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

  (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to (S)251 (other than a merger effected pursuant to (S)251(g) of this title), (S)252, (S)254, (S)257, (S)258, (S)263 or (S)264 of this title:

    (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of (S)251 of this title.

    (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to
  (S)(S)(S) 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

      a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

      b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

      c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

      d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

    (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under (S)253 of this title is not owned by a parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

  (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable.

  (d) Appraisal rights shall be perfected as follows:

    (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

    (2) If the merger or consolidation was approved pursuant to (S)228 or
  (S)253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within 10 days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of the mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or
  (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

  (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

  (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

  (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereof of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.
  (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

  (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

  (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

  (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection
(d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with in the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

  (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

LOGO                                                                        LOGO

                         GENESIS HEALTH VENTURES, INC.

                                      AND

                        VITALINK PHARMACY SERVICES, INC.

                       JOINT PROXY STATEMENT/ PROSPECTUS

                                 JULY 28, 1998

                             THE EXCHANGE AGENT IS:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                         450 WEST 33 STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001

                                                                    EXHIBIT 99.2

                        VITALINK PHARMACY SERVICES, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR SPECIAL MEETING OF STOCKHOLDERS ON AUGUST 26, 1998

  The undersigned stockholder of Vitalink Pharmacy Services, Inc., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Special Meeting of Stockholders and Joint Proxy Statement/Prospectus, each dated July 28, 1998, and the undersigned revokes all other proxies and appoints James H. Rempe and Anil K. Gupta, each of them, the attorneys and proxies for the undersigned, each with full power of substitution, to attend and act for the undersigned at the Company's Special Meeting of Stockholders at 9:00 a.m., local time, on August 26, 1998 and at any adjournments or postponements thereof in connection therewith to vote and represent all of the shares of the Company's Common Stock which the undersigned would be entitled to vote.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

  1. To approve the Agreement and Plan of Merger by and among the Company, Genesis Health Ventures, Inc. ("Genesis"), a Pennsylvania corporation, and V Acquisition Corporation, a wholly owned subsidiary of Genesis and a Delaware corporation, dated as of April 26, 1998, as amended, and the transactions contemplated thereby.

                      For [_]   Against [_]   Abstain [_]

  2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                      For [_]   Against [_]   Abstain [_]

  Each of the above-referenced present at said meeting, either in person or by substitute, shall have and exercise all the powers of said proxies hereunder. This proxy will be voted in accordance with the choices specified by the undersigned. (If no specifications to the contrary are indicated hereon, this proxy will be treated as a grant of authority to vote for each proposal.) Please sign, date and return your proxy promptly in the postage prepaid envelope provided.

                                           Signature: _________________________

                                           Signature: _________________________

                                           Date: ______________________________
                                           Note: Please sign exactly as your
                                           name appears hereon. When signing
                                           as attorney, executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If
                                           shares are held jointly, each
                                           holder should sign.